UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
April 30, 2021
Columbia Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alexandre (Alex) Christensen, CFA
Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended April 30, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/31/08	5.96	3.76	3.49
	Including sales charges		0.98	2.77	2.99
Advisor Class*		11/08/12	6.20	3.99	3.75
Class C	Excluding sales charges	03/31/08	5.15	2.98	2.77
	Including sales charges		4.15	2.98	2.77
Institutional Class		01/09/86	6.19	4.01	3.75
Institutional 2 Class*		11/08/12	6.24	4.11	3.84
Institutional 3 Class		07/15/09	6.31	4.16	3.89
Class R*		11/16/11	5.70	3.50	3.23
Class V	Excluding sales charges	03/07/11	6.10	3.85	3.59
	Including sales charges		1.11	2.85	3.09
Bloomberg Barclays U.S. Aggregate Bond Index			-0.27	3.19	3.39
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2011 — April 30, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2021)
Asset-Backed Securities — Non-Agency	16.0
Commercial Mortgage-Backed Securities - Agency	0.5
Commercial Mortgage-Backed Securities - Non-Agency	14.5
Common Stocks	0.0(a)
Corporate Bonds & Notes	12.0
Money Market Funds	4.0
Options Purchased Puts	0.7
Residential Mortgage-Backed Securities - Agency	17.2
Residential Mortgage-Backed Securities - Non-Agency	34.9
U.S. Treasury Obligations	0.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2021)
AAA rating	33.9
AA rating	11.7
A rating	20.5
BBB rating	22.6
BB rating	1.0
Not rated	10.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2021, the Fund’s Class A shares returned 5.96% excluding sales charges. The Fund’s benchmark, the Boomberg Barclays U.S. Aggregate Bond Index, returned -0.27% for the same period.
Market overview
The period saw risk assets benefit from the extraordinary monetary and fiscal policy support that was initiated in March of 2020 as the COVID-19 pandemic led to widespread economic shutdowns. The Federal Reserve slashed short-term interest rates to zero and engaged in broad-based bond purchases even as $1.9 trillion in stimulus under the CARES Act rolled out. As a result, credit-sensitive areas of the bond market rebounded over the second quarter of 2020 despite rising COVID-19 cases in certain regions.
Credit sentiment wavered in September 2020 as an additional economic relief package stalled in the Senate and there was speculation around the potential for a disputed outcome to the upcoming presidential election. November’s election results helped reduce uncertainty, while the emergency use authorization of a pair of COVID-19 vaccines in December raised the prospect of a return to economic normalcy in the coming months. Finalization of a $900 billion relief package as 2020 concluded further boosted sentiment.
Treasury yields began to move off of historic lows in October of 2020 and continued to drift higher through the first quarter of 2021. The 10-year Treasury yield ended April of 2021 at 1.65%, 101 basis points higher than its starting point of 0.64% 12 months earlier.
The Fund’s most notable contributors
•	The Fund’s outperformance relative to the benchmark was largely the result of favorable sector allocation, security selection and positioning with respect to interest rate risk.
•	From an asset allocation perspective, the Fund’s weighting toward credit-sensitive sectors, which benefited most directly from strong policy support as the pandemic emerged, drove positive contributions.
○	In this vein, exposure to securitized sectors including non-agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) added to relative performance.
○	In particular, the decision to increase exposure to non-agency MBS, which had been severely impacted by forced selling as the economy shut down, benefited return as the segment was boosted by a strong housing market and resilient consumer against a highly supportive policy backdrop.
•	Favorable security selection was driven by a preference for issuers within both CMBS and investment-grade corporate bonds that had been most negatively impacted by COVID-19 pandemic-driven economic shutdowns.
•	With Treasury yields hovering at historically low levels, the Fund lowered overall portfolio duration and corresponding interest rate sensitivity over the third quarter of 2020. This stance benefited performance as Treasury yields moved higher beginning in October 2020.
The Fund’s most notable detractors
•	Sector allocation within investment-grade corporate bonds weighed on return, although this was offset by positive issuer selection.
Derivative usage
We invested in highly-liquid, widely traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enable us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We invested in swaptions to manage duration and convexity within the Fund. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives had a net negative impact on performance.
Columbia Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backedsecurities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Bond Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2020 — April 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.50	1,021.14	3.80	3.83	0.76
Advisor Class	1,000.00	1,000.00	1,007.80	1,022.39	2.55	2.57	0.51
Class C	1,000.00	1,000.00	1,002.80	1,017.40	7.54	7.59	1.51
Institutional Class	1,000.00	1,000.00	1,007.50	1,022.39	2.55	2.57	0.51
Institutional 2 Class	1,000.00	1,000.00	1,008.10	1,022.69	2.25	2.27	0.45
Institutional 3 Class	1,000.00	1,000.00	1,008.30	1,022.94	2.00	2.02	0.40
Class R	1,000.00	1,000.00	1,005.30	1,019.90	5.05	5.09	1.01
Class V	1,000.00	1,000.00	1,007.00	1,021.64	3.30	3.33	0.66
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Bond Fund | Annual Report 2021	7

Portfolio of Investments
April 30, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 19.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	2,770,000	2,847,012
AmeriCredit Automobile Receivables Trust
Series 2020-2 Class D
03/18/2026	2.130%	3,610,000	3,722,484
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class D
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.736%	3,000,000	3,012,909
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	466,147	467,123
Series 2019-B Class A
10/15/2026	2.720%	97,190	97,237
Series 2019-B Class B
10/15/2026	3.150%	11,750,000	11,837,929
Series 2020-REV1 Class A
05/15/2029	2.170%	1,785,000	1,787,197
Bain Capital Credit CLO Ltd.(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	1.573%	2,000,000	1,973,310
Series 2020-5A Class A1
3-month USD LIBOR + 1.220% Floor 1.220% 01/20/2032	1.492%	10,000,000	10,003,490
Series 2020-5A Class C
3-month USD LIBOR + 2.350% Floor 2.350% 01/20/2032	2.622%	4,480,000	4,485,972
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	1.588%	2,000,000	1,983,150
Carlyle US CLO Ltd.(a),(b)
Series 2020-2A Class C
3-month USD LIBOR + 4.000% Floor 4.000% 10/25/2031	4.174%	1,845,000	1,850,212
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	1.786%	1,800,000	1,797,136
CLUB Credit Trust(a)
Subordinated Series 2018-P3 Class B
01/15/2026	4.320%	5,701,037	5,742,647
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Series 2019-P2 Class A
10/15/2026	2.470%	151,859	152,367
Subordinated Series 2020-P1 Class B
03/15/2028	2.920%	1,350,000	1,372,932
Consumer Loan Underlying Bond Credit Trust(a)
Series 2019-P1 Class A
07/15/2026	2.940%	279,829	280,465
Series 2019-P1 Class B
07/15/2026	3.280%	2,150,000	2,176,544
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	1,113,114	1,135,187
Dryden 83 CLO Ltd.(a),(b)
Series 2020-83A Class C
3-month USD LIBOR + 2.150% Floor 2.150% 01/18/2032	2.387%	5,000,000	5,007,405
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	1.544%	1,250,000	1,250,009
DT Auto Owner Trust(a)
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	4,250,000	4,384,004
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	535,242	541,624
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	1,700,000	1,726,637
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-3A Class C
05/15/2025	1.920%	3,000,000	3,066,951
Subordinated Series 2020-4A Class C
11/17/2025	1.140%	4,875,000	4,897,532
LendingClub Receivables Trust(a)
Series 2019-2 Class A
08/15/2025	4.000%	793,013	807,751
Lucali CLO Ltd.(a),(b)
Series 2020-1A Class C
3-month USD LIBOR + 2.200% Floor 2.200% 01/15/2033	2.438%	6,500,000	6,503,978
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-1A Class D
3-month USD LIBOR + 3.600% Floor 3.600% 01/15/2033	3.838%	1,500,000	1,502,664
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	1.938%	5,000,000	5,000,660
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	1.538%	3,700,000	3,667,495
Marlette Funding Trust(a)
Series 2020-2A Class B
09/16/2030	1.830%	4,400,000	4,433,784
Subordinated Series 2018-4A Class B
12/15/2028	4.210%	1,510,185	1,520,383
Subordinated Series 2019-4A Class B
12/17/2029	2.950%	7,300,000	7,435,760
Marlette Funding Trust(a),(c)
Series 2021-1A Class A
06/16/2031	0.600%	2,150,000	2,149,940
Series 2021-1A Class B
06/16/2031	1.000%	1,800,000	1,799,886
Series 2021-1A Class C
06/16/2031	1.410%	300,000	299,923
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	1.588%	1,820,000	1,808,106
Octagon Investment Partners XV Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% 07/19/2030	1.400%	2,500,000	2,500,550
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	1.634%	4,000,000	4,000,820
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	880,124	891,305
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	1,872,709	1,879,529
Oportun Issuance Trust(a),(c)
Series 2021-B Class A
05/08/2031	1.470%	6,800,000	6,795,328
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	1.338%	7,500,000	7,485,427
Pagaya AI Debt Selection Trust(a)
Series 2019-2 Class A2A
09/15/2026	3.929%	389,766	390,758
Series 2019-3 Class A
11/16/2026	3.821%	2,035,185	2,064,082
Series 2020-3 Class B
05/17/2027	3.220%	3,000,000	3,076,270
Series 2021-1 Class A
11/15/2027	1.180%	13,455,000	13,439,232
Rockland Park CLO Ltd.(a),(b),(c)
Series 2021-1A Class A
3-month USD LIBOR + 1.120% Floor 1.120% 04/20/2034	2.000%	7,000,000	7,000,000
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	1.884%	10,000,000	10,002,490
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% Floor 1.090% 01/15/2030	1.274%	4,500,000	4,495,774
Santander Consumer Auto Receivables Trust(a)
Subordinated Series 2020-BA Class D
12/15/2026	2.140%	1,850,000	1,874,118
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	6,750,000	6,966,393
SoFi Consumer Loan Program LLC(a)
Series 2017-5 Class A2
09/25/2026	2.780%	45,320	45,523
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	1,800,000	1,827,471
Subordinated Series 2018-2 Class C
04/26/2027	4.250%	11,616,000	12,040,890
Theorem Funding Trust(a)
Series 2020-1A Class A
10/15/2026	2.480%	2,641,748	2,656,482
Upstart Pass-Through Trust(a),(d)
Series 2020-ST4 Class A
11/20/2026	3.250%	2,137,799	2,137,798
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	2,098,363	2,117,423

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
April 30, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Securitization Trust(a)
Series 2021-1 Class B
03/20/2031	1.890%	4,250,000	4,254,053
Subordinated Series 2020-3 Class B
11/20/2030	3.014%	4,000,000	4,088,533
Total Asset-Backed Securities — Non-Agency (Cost $215,014,288)			216,560,044

Commercial Mortgage-Backed Securities - Agency 0.6%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(e)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,000,000	1,116,969
Federal National Mortgage Association(e)
Series 2017-M15 Class ATS2
11/25/2027	3.196%	4,750,000	5,054,311
Government National Mortgage Association(e),(f)
Series 2019-147 Class IO
06/16/2061	0.614%	7,752,136	487,492
Total Commercial Mortgage-Backed Securities - Agency (Cost $6,418,011)			6,658,772

Commercial Mortgage-Backed Securities - Non-Agency 17.3%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,422,754	2,592,436
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,750,743	2,961,720
Aventura Mall Trust(a),(e)
Series 2018-AVM Class A
07/05/2040	4.249%	3,000,000	3,385,362
BAMLL Commercial Mortgage Securities Trust(a),(e)
Series 2013-WBRK Class A
03/10/2037	3.652%	1,350,000	1,435,867
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2018-DSNY Class A
1-month USD LIBOR + 0.851% Floor 0.850% 09/15/2034	0.965%	4,500,000	4,503,422
Series 2019-RLJ Class D
1-month USD LIBOR + 1.950% Floor 1.950% 04/15/2036	2.065%	1,300,000	1,233,880
Subordinated Series 2018-DSNY Class B
1-month USD LIBOR + 1.150% Floor 1.150% 09/15/2034	1.265%	9,325,000	9,307,394
Subordinated Series 2018-DSNY Class D
1-month USD LIBOR + 1.700% Floor 1.700% 09/15/2034	1.815%	1,000,000	990,586
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Trust(a),(b)
Series 2018-BXH Class A
1-month USD LIBOR + 1.000% Floor 1.000% 10/15/2037	1.115%	2,503,753	2,508,102
Subordinated Series 2018-BXH Class D
1-month USD LIBOR + 2.000% Floor 2.000% 10/15/2037	2.115%	2,000,000	1,923,879
BFLD Trust(a),(b)
Series 2019-DPLO Class A
1-month USD LIBOR + 1.091% Floor 1.091% 10/15/2034	1.205%	3,000,000	2,999,999
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	1.365%	3,000,000	2,999,064
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class A
1-month USD LIBOR + 0.821% Floor 0.820% 06/15/2035	0.935%	8,000,000	7,953,750
BX Commercial Mortgage Trust(a)
Series 2020-VIV4 Class A
03/09/2044	2.843%	7,500,000	7,676,981
BX Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-MFM1 Class C
1-month USD LIBOR + 1.200% Floor 1.200% 01/15/2034	1.315%	4,500,000	4,497,301
Subordinated Series 2021-MFM1 Class D
1-month USD LIBOR + 1.500% Floor 1.500% 01/15/2034	1.615%	1,500,000	1,499,100
BX Trust(a),(b)
Series 2018-GW Class A
1-month USD LIBOR + 0.800% Floor 0.800% 05/15/2035	0.915%	1,600,000	1,599,977
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	1.702%	823,000	815,821
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	2.002%	747,000	730,245
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	3,400,000	3,598,674

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	1.515%	8,450,000	8,455,278
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	1.615%	1,600,000	1,600,999
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.365%	2,000,000	2,001,875
Citigroup Commercial Mortgage Trust(a),(e)
Subordinated Series 2020-420K Class D
11/10/2042	3.422%	2,250,000	2,165,874
CLNY Trust(a),(b)
Series 2019-IKPR Class A
1-month USD LIBOR + 1.129% Floor 1.129% 11/15/2038	1.244%	1,000,000	999,378
COMM Mortgage Trust(a),(e)
Series 2020-CBM Class D
02/10/2037	3.754%	1,750,000	1,730,170
Corevest American Finance Trust(a)
Series 2020-4 Class A
12/15/2052	1.174%	19,705,630	19,482,166
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	6,220,000	6,704,995
Hilton U.S.A. Trust(a),(e)
Subordinated Series 2016-HHV Class C
11/05/2038	4.333%	1,700,000	1,822,187
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	1,646,000	1,652,348
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	4,000,000	4,213,442
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class A
1-month USD LIBOR + 0.850% Floor 0.850% 12/17/2036	0.965%	4,915,509	4,923,113
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 06/17/2037	1.015%	1,583,032	1,584,494
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-SFR2 Class C
1-month USD LIBOR + 1.280% Floor 1.350% 06/17/2037	1.395%	1,000,000	1,002,586
Subordinated Series 2018-SFR4 Class C
1-month USD LIBOR + 1.400% Floor 1.250% 01/17/2038	1.515%	2,000,000	2,007,648
JPMorgan Chase Commercial Mortgage Securities Trust(a),(e)
Subordinated Series 2021-2NU Class C
01/05/2040	2.077%	1,750,000	1,716,343
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class D
11/10/2036	3.283%	1,200,000	1,181,016
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class B
1-month USD LIBOR + 1.500% Floor 1.500% 01/15/2026	1.615%	15,000,000	15,111,753
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2026	2.315%	5,000,000	5,043,459
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	715,363	720,659
Series 2018-SF3 Class A
10/17/2035	3.880%	1,018,254	1,027,809
Series 2018-SFR2 Class A
08/17/2035	3.712%	1,350,000	1,358,685
Series 2019-SFR1 Class E
08/17/2035	4.466%	1,100,000	1,122,203
Series 2020-SFR1 Class E
04/17/2037	3.032%	1,800,000	1,837,349
Series 2020-SFR3 Class B
10/17/2027	1.495%	4,000,000	3,972,744
Series 2020-SFR3 Class C
10/17/2027	1.695%	6,250,000	6,219,296
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.215%	2,369,785	2,357,944
SFO Commercial Mortgage Trust(a),(b),(c)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	1.260%	8,000,000	8,052,960

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
April 30, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	7,000,000	7,140,426
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.851% Floor 0.851% 02/15/2032	0.965%	2,000,000	1,995,064
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	1.365%	900,000	896,242
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.750% 12/15/2034	0.990%	4,720,000	4,705,297
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090% 02/15/2037	2.205%	5,600,000	5,320,759
Subordinated Series 2017-SMP Class C
1-month USD LIBOR + 1.325% Floor 1.200% 12/15/2034	1.440%	800,000	790,230
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $193,441,478)			196,130,351

Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Staples 0.0%
Beverages 0.0%
Crimson Wine Group Ltd.(g)	3	24
Total Consumer Staples		24
Financials 0.0%
Diversified Financial Services 0.0%
Jefferies Financial Group, Inc.	39	1,268
Total Financials		1,268
Total Common Stocks (Cost $—)		1,292

Corporate Bonds & Notes 14.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Northrop Grumman Corp.
01/15/2028	3.250%	1,720,000	1,860,037
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
11/16/2028	4.125%	660,000	748,956
Total			2,608,993
Banking 2.8%
Bank of America Corp.(h)
07/23/2031	1.898%	7,130,000	6,767,648
10/24/2031	1.922%	2,300,000	2,184,381
Citigroup, Inc.(h)
06/03/2031	2.572%	1,145,000	1,150,304
Citigroup, Inc.(c),(h)
05/01/2032	2.561%	2,517,000	2,514,825
Goldman Sachs Group, Inc. (The)(h)
05/01/2029	4.223%	1,080,000	1,222,471
JPMorgan Chase & Co.(h)
10/15/2030	2.739%	4,900,000	5,028,235
04/22/2032	2.580%	5,350,000	5,372,843
Morgan Stanley(h)
01/22/2031	2.699%	510,000	521,241
04/28/2032	1.928%	870,000	825,188
Wells Fargo & Co.
10/23/2026	3.000%	1,620,000	1,746,783
Wells Fargo & Co.(h)
02/11/2031	2.572%	4,920,000	4,974,637
Total			32,308,556
Cable and Satellite 0.6%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	185,000	216,834
03/01/2050	4.800%	1,700,000	1,868,257
04/01/2061	3.850%	2,995,000	2,752,053
Comcast Corp.
02/15/2031	1.500%	1,645,000	1,529,970
Total			6,367,114
Chemicals 0.0%
LYB International Finance III LLC
05/01/2050	4.200%	270,000	295,709
Diversified Manufacturing 0.2%
Carrier Global Corp.
04/05/2040	3.377%	2,445,000	2,466,742
Electric 2.7%
AEP Texas, Inc.
01/15/2050	3.450%	2,980,000	2,993,067
Berkshire Hathaway Energy Co.
10/15/2050	4.250%	160,000	187,790

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMS Energy Corp.
03/01/2024	3.875%	660,000	710,398
11/15/2025	3.600%	50,000	54,566
Consolidated Edison Co. of New York, Inc.
04/01/2050	3.950%	560,000	620,159
DTE Energy Co.
10/01/2026	2.850%	4,075,000	4,345,402
Duke Energy Corp.
06/01/2030	2.450%	240,000	239,191
09/01/2046	3.750%	2,930,000	3,027,391
Emera US Finance LP
06/15/2046	4.750%	2,910,000	3,341,432
Eversource Energy
01/15/2028	3.300%	2,370,000	2,559,885
Georgia Power Co.
03/15/2042	4.300%	1,885,000	2,169,948
Pacific Gas and Electric Co.
07/01/2050	4.950%	2,220,000	2,270,942
PacifiCorp
02/15/2050	4.150%	1,625,000	1,893,203
San Diego Gas & Electric Co.
04/15/2050	3.320%	420,000	430,862
Southern Co. (The)
07/01/2046	4.400%	1,624,000	1,846,182
WEC Energy Group, Inc.
10/15/2027	1.375%	975,000	949,965
Xcel Energy, Inc.
06/01/2030	3.400%	2,425,000	2,621,121
Total			30,261,504
Finance Companies 0.5%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	5,060,000	5,820,193
Food and Beverage 1.2%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	6,417,000	7,665,844
Bacardi Ltd.(a)
05/15/2048	5.300%	1,295,000	1,615,002
Kraft Heinz Foods Co.
06/01/2046	4.375%	1,808,000	1,936,641
Mondelez International, Inc.
04/13/2030	2.750%	2,300,000	2,374,823
Total			13,592,310
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.7%
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	1.206%	963,000	971,352
Becton Dickinson and Co.
06/06/2024	3.363%	420,000	452,283
06/06/2027	3.700%	2,345,000	2,605,542
02/11/2031	1.957%	910,000	867,432
CVS Health Corp.
03/25/2048	5.050%	2,380,000	2,929,012
Total			7,825,621
Independent Energy 0.0%
Canadian Natural Resources Ltd.
06/30/2033	6.450%	110,000	141,709
Integrated Energy 0.1%
Chevron USA, Inc.
04/01/2027	8.000%	809,000	1,100,733
Life Insurance 0.4%
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	1,000,000	1,228,186
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	357,000	359,941
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	335,000	368,021
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	475,000	592,324
Voya Financial, Inc.
06/15/2026	3.650%	650,000	722,928
06/15/2046	4.800%	994,000	1,214,163
Total			4,485,563
Midstream 0.8%
Kinder Morgan, Inc.
02/15/2046	5.050%	2,165,000	2,493,252
MPLX LP
04/15/2048	4.700%	1,175,000	1,289,229
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	2,780,000	2,675,612
Western Gas Partners LP
08/15/2048	5.500%	550,000	565,784
Williams Companies, Inc. (The)
09/15/2045	5.100%	1,660,000	1,926,132
Total			8,950,009

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natural Gas 0.6%
NiSource, Inc.
09/01/2029	2.950%	1,000,000	1,043,063
05/01/2030	3.600%	1,535,000	1,677,309
02/15/2043	5.250%	455,000	574,539
02/15/2044	4.800%	50,000	60,167
05/15/2047	4.375%	2,741,000	3,167,536
Sempra Energy
06/15/2027	3.250%	92,000	99,815
Total			6,622,429
Pharmaceuticals 0.4%
AbbVie, Inc.
06/15/2044	4.850%	2,780,000	3,383,208
11/21/2049	4.250%	1,440,000	1,636,018
Total			5,019,226
Railroads 0.0%
Union Pacific Corp.
02/05/2070	3.750%	397,000	410,252
Retailers 0.1%
Lowe’s Companies, Inc.
05/03/2047	4.050%	790,000	876,874
10/15/2050	3.000%	420,000	396,901
Total			1,273,775
Technology 0.9%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	854,000	935,670
Broadcom, Inc.
11/15/2030	4.150%	1,195,000	1,305,740
Broadcom, Inc.(a)
04/15/2034	3.469%	951,000	961,198
Intel Corp.
05/11/2047	4.100%	1,048,000	1,204,062
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	200,000	213,657
Oracle Corp.
04/01/2050	3.600%	2,595,000	2,557,676
03/25/2061	4.100%	2,405,000	2,516,677
Total			9,694,680
Transportation Services 0.1%
FedEx Corp.
04/01/2046	4.550%	1,075,000	1,250,194
Wireless 0.2%
American Tower Corp.
08/15/2029	3.800%	1,195,000	1,314,086
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc.(a)
04/15/2030	3.875%	330,000	360,106
02/15/2041	3.000%	635,000	595,198
Total			2,269,390
Wirelines 1.8%
AT&T, Inc.(a)
09/15/2055	3.550%	4,553,000	4,195,633
12/01/2057	3.800%	3,808,000	3,635,062
Verizon Communications, Inc.
09/21/2028	4.329%	5,460,000	6,294,195
08/10/2033	4.500%	2,744,000	3,231,615
03/22/2061	3.700%	2,486,000	2,516,224
Total			19,872,729
Total Corporate Bonds & Notes (Cost $162,108,544)			162,637,431

Residential Mortgage-Backed Securities - Agency 20.6%

Federal Home Loan Mortgage Corp.
05/01/2041	5.000%	160,702	177,927
Federal Home Loan Mortgage Corp.(i)
06/01/2043	4.000%	2,026,641	2,232,233
Federal Home Loan Mortgage Corp.(b),(f)
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.944%	3,273,975	678,974
Federal Home Loan Mortgage Corp. REMIC(b),(f)
CMO Series 4999 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/25/2050	6.044%	7,792,974	1,704,170
Federal National Mortgage Association
08/01/2029- 09/01/2045	3.000%	5,198,095	5,518,349
07/01/2038	6.000%	895,705	1,064,502
01/01/2040	5.500%	1,290,173	1,503,601
09/01/2040	5.000%	829,677	959,134
05/01/2043- 10/01/2045	3.500%	5,524,214	6,006,595
11/01/2045- 02/01/2048	4.000%	2,394,454	2,601,633
Federal National Mortgage Association(i)
08/01/2040	4.500%	1,769,736	1,972,689
02/01/2046	3.500%	1,669,150	1,803,498

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b),(f)
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.894%	1,051,082	266,773
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.894%	2,757,030	673,382
CMO Series 2016-93 Class SL
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2046	6.544%	4,014,433	762,723
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	6.044%	1,276,546	276,519
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	5.994%	1,159,595	280,098
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.044%	2,268,560	569,491
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	6.094%	1,517,813	311,346
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	6.044%	1,954,105	437,867
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.944%	5,072,435	1,009,135
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.944%	1,791,072	431,351
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.944%	2,847,309	657,426
Federal National Mortgage Association(f)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	19,825,523	3,527,228
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 2.000, Cap 12.000 07/20/2021- 07/20/2022	2.250%	2,169	2,186
1-year CMT + 1.500% Floor 1.000, Cap 11.000 04/20/2022- 04/20/2028	2.875%	6,657	6,760
Government National Mortgage Association(i)
04/20/2048	4.500%	1,776,751	1,933,863
Government National Mortgage Association(b),(f)
CMO Series 2017-112 Class SJ
-1.0 x 1-month USD LIBOR + 5.660% Cap 5.660% 07/20/2047	5.544%	4,889,949	862,418
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	6.084%	1,274,040	305,285
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	6.084%	1,833,087	393,197
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.084%	921,363	205,648
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	6.034%	1,161,818	254,738
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.084%	1,242,262	222,720

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.084%	1,386,992	303,926
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	6.134%	1,577,417	319,515
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	6.084%	1,345,600	267,403
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	6.084%	2,897,210	597,941
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	6.034%	2,497,734	482,454
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	6.084%	1,410,880	309,702
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.084%	1,648,206	293,180
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	5.884%	2,198,204	460,637
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	6.034%	1,616,250	320,517
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	6.034%	1,778,087	342,937
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	5.934%	1,756,390	318,196
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	6.034%	1,736,215	313,771
CMO Series 2019-90 Class SD
-1.0 x 1-month USD LIBOR + 6.150% 07/20/2049	6.034%	3,973,074	750,799
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	5.984%	9,082,177	1,861,369
CMO Series 2020-188 Class SA
1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	6.184%	15,347,264	4,082,415
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	5.934%	1,573,115	222,723
CMO Series 2020-62 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	6.034%	2,424,839	412,857
Government National Mortgage Association(f)
CMO Series 2020-164 Class CI
11/20/2050	3.000%	9,833,462	1,458,684
CMO Series 2020-175 Class KI
11/20/2050	2.500%	24,674,964	3,728,424
CMO Series 2020-191 Class UG
12/20/2050	3.500%	9,830,477	1,588,793
CMO Series 2021-16 Class KI
01/20/2051	2.500%	11,431,485	1,759,795
CMO Series 2021-9 Class MI
01/20/2051	2.500%	11,890,935	1,612,808
Government National Mortgage Association TBA(c)
05/20/2051	2.000%	20,000,000	20,395,312
05/20/2051	2.500%	12,000,000	12,466,875

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
05/18/2036- 05/13/2051	2.500%	47,100,000	48,875,563
05/18/2036- 05/13/2051	3.000%	34,978,000	36,645,473
05/18/2036	3.500%	4,000,000	4,278,281
05/13/2051	2.000%	39,000,000	39,361,055
05/13/2051	4.000%	9,000,000	9,668,496
Total Residential Mortgage-Backed Securities - Agency (Cost $227,268,138)			233,113,360

Residential Mortgage-Backed Securities - Non-Agency 41.7%

American Mortgage Trust(d),(e),(j)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	117	71
Angel Oak Mortgage Trust(a),(e)
CMO Series 2020-1 Class M1
12/25/2059	3.161%	3,000,000	3,067,037
CMO Series 2020-3 Class A1
04/25/2065	1.691%	6,909,764	6,982,284
Angel Oak Mortgage Trust I LLC(a),(e)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	960,000	965,851
Arroyo Mortgage Trust(a),(e)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	473,041	483,880
Bayview Koitere Fund Trust(a),(e)
CMO Series 2020-LT1 Class A1
06/28/2035	4.213%	3,685,952	3,704,338
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-SPL3 Class A
11/28/2053	4.000%	1,795,658	1,837,881
Bayview Opportunity Master Fund Trust(a),(e)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	326,012	326,710
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-1A Class M1B
1-month USD LIBOR + 1.600% 04/25/2028	1.709%	4,163,012	4,165,713
CMO Series 2018-1A Class M2
1-month USD LIBOR + 2.900% 04/25/2028	3.009%	5,000,000	5,006,084
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.706%	346,972	346,970
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.406%	123,420	123,435
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	2.106%	4,250,000	4,274,648
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	1.206%	134,572	134,579
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.706%	3,200,000	3,213,558
CMO Series 2019-3A Class M1C
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.098%	3,500,000	3,499,999
CMO Series 2020-2A Class M1A
1-month USD LIBOR + 2.300% Floor 2.300% 08/26/2030	2.406%	2,031,018	2,031,720
CMO Series 2020-3A Class M1A
1-month USD LIBOR + 2.000% Floor 2.000% 10/25/2030	2.106%	5,200,000	5,224,220
BRAVO Residential Funding Trust(a),(e)
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	365,079	373,420
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	156,463	159,240
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	300,000	294,205
CMO Series 2020-NQM1 Class M1
05/25/2060	3.181%	2,500,000	2,580,162
CMO Series 2020-RPL2 Class A1
05/25/2059	2.000%	2,768,798	2,816,835
Bunker Hill Loan Depositary Trust(a),(e)
CMO Series 2019-3 Class A2
11/25/2059	2.981%	2,424,295	2,475,142
CMO Series 2019-3 Class A3
11/25/2059	3.135%	3,532,544	3,600,595
CMO Series 2020-1 Class A1
02/25/2055	1.724%	9,204,862	9,338,643
BVRT Financing Trust(a),(b),(d)
CMO Series 2020-CRT1 Class M1
1-month USD LIBOR + 1.750% 07/10/2032	1.861%	7,749,129	7,749,129
CMO Series 2021-CRT2 Class M1
1-month USD LIBOR + 1.750% Floor 1.750% 11/10/2032	1.861%	2,974,858	2,974,858

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-CRT3 Class M1
30-day Average SOFR + 1.550% Floor 1.550% 01/10/2031	1.561%	6,804,653	6,804,653
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 03/15/2038	1.610%	3,203,304	3,203,466
BVRT Financing Trust(a),(b),(d),(j)
CMO Series 2021-2F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 01/10/2032	1.566%	4,400,000	4,400,000
CMO Series 2021-CRT1 Class M1
1-month USD LIBOR + 1.750% Floor 1.750% 01/10/2033	1.861%	4,820,680	4,826,238
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.361%	2,000,000	2,002,306
CIM Trust(a),(e)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	1,172,264	1,174,376
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.186%	1,242,660	1,230,122
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2015-A Class A4
06/25/2058	4.250%	48,473	49,176
COLT Mortgage Loan Trust(a),(e)
CMO Series 2020-2 Class A2
03/25/2065	3.094%	350,000	359,927
Credit Suisse Mortgage Capital Certificates(a),(e)
CMO Series 2020-SPT1 Class A1
04/25/2065	1.616%	2,230,578	2,233,165
Credit Suisse Mortgage Trust(a),(e)
CMO Series 2021-RPL2 Class A1A
01/25/2060	1.115%	4,739,510	4,708,275
CSMC Ltd.(a)
Subordinated CMO Series 2020-BPL2 Class A1
03/25/2026	3.453%	1,511,127	1,509,293
CSMC Trust(a),(e)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.460%	1,174,419	1,193,299
CMO Series 2020-RPL6 Class A1
03/25/2059	2.688%	12,030,214	11,993,264
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	3,687,676	3,758,901
Deephaven Residential Mortgage Trust(a),(e)
CMO Series 2021-1 Class A2
05/25/2065	0.973%	2,126,390	2,118,284
Eagle Re Ltd.(a),(b)
CMO Series 2018-1 Class M1
1-month USD LIBOR + 1.700% Floor 1.700% 11/25/2028	1.806%	275,303	276,587
CMO Series 2021-1 Class M1A
30-day Average SOFR + 1.700% Floor 1.700% 10/25/2033	1.715%	7,500,000	7,536,600
Subordinated CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.556%	3,100,000	3,060,699
Ellington Financial Mortgage Trust(a),(e)
CMO Series 2020-1 Class A3
06/25/2065	4.000%	550,000	566,189
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	4.106%	2,541,555	2,594,874
FMC GMSR Issuer Trust(a),(e)
CMO Series 2019-GT2 Class A
09/25/2024	4.230%	1,400,000	1,399,554
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA4 Class M2
1-month USD LIBOR + 3.750% Floor 3.750% 08/25/2050	3.856%	1,111,339	1,126,454
CMO Series 2021-DNA3 Class M1
30-day Average SOFR + 0.750% 10/25/2033	0.760%	8,000,000	8,006,472
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN4 Class M3
1-month USD LIBOR + 4.550% 10/25/2024	4.656%	3,334,899	3,416,848
FWD Securitization Trust(a),(e)
CMO Series 2020-INV1 Class M1
01/25/2050	2.850%	3,500,000	3,547,320
GCAT LLC(a),(d),(e),(j)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	8,500,000	8,499,956
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.006%	1,215,620	1,215,625

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage-Backed Securities Corp. Trust(a),(e)
CMO Series 2021-NQM1 Class A1
07/25/2061	1.017%	6,000,000	5,999,896
Home RE Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2030	2.744%	6,000,000	6,015,983
Legacy Mortgage Asset Trust(a)
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	643,649	644,699
Legacy Mortgage Asset Trust(a),(e)
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	2,750,000	2,748,888
LVII Trust(a),(d),(e)
CMO Series 2020-1 Class A1
05/25/2060	2.020%	19,356,629	19,386,874
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-2 Class B
1-month USD LIBOR + 1.100% Floor 1.100% 11/25/2053	1.206%	18,000,000	18,045,112
CMO Series 2020-2 Class C
1-month USD LIBOR + 1.300% Floor 1.300% 11/25/2053	1.406%	7,000,000	7,011,053
MFA Trust(a),(e)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	224,280	226,772
CMO Series 2020-NQM3 Class A1
01/26/2065	1.014%	15,911,084	15,986,877
CMO Series 2020-NQM3 Class A2
01/26/2065	1.324%	6,364,434	6,376,435
CMO Series 2020-NQM3 Class A3
01/26/2065	1.632%	4,773,325	4,786,514
MFRA Trust(a),(e)
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	948,627	945,486
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	1,478,909	1,473,986
Mill City Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	160,844	162,293
MRA Issuance Trust(a),(b)
CMO Series 2020-12 Class A1X
1-month USD LIBOR + 1.350% Floor 1.350% 07/15/2021	1.477%	19,890,000	19,895,665
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class A
07/25/2054	3.790%	1,005,305	1,006,178
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	967,858	967,892
New Residential Mortgage Loan Trust(a),(e)
CMO Series 2018-1A Class A1A
12/25/2057	4.000%	10,512,407	11,245,825
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	6,190,994	6,257,886
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	1.656%	413,106	413,278
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.506%	25,204	25,211
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.056%	1,500,000	1,506,420
Oaktown Re V Ltd.(a),(b)
Subordinated CMO Series 2020-2A Class M1A
1-month USD LIBOR + 2.400% Floor 2.400% 10/25/2030	2.543%	661,142	661,721
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1A
30-day Average SOFR + 1.650% Floor 1.650% 10/25/2033	1.660%	5,500,000	5,528,684
OBX Trust(a),(b)
CMO Series 2018-EXP1 Class 2A1A
1-month USD LIBOR + 0.850% Floor 0.850% 04/25/2048	0.956%	63,476	63,472
OSAT Trust(a),(e)
CMO Series 2020-RPL1 Class A1
12/26/2059	3.072%	1,333,080	1,341,818
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.109%	978,975	948,218
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.861%	906,043	881,458

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.956%	10,700,000	10,687,747
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.756%	3,950,000	3,931,009
Preston Ridge Partners Mortgage(a),(e)
CMO Series 2021-2 Class A1
01/25/2026	2.115%	3,526,188	3,521,562
Preston Ridge Partners Mortgage LLC(a),(e)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	13,112,409	13,114,639
Preston Ridge Partners Mortgage LLC(a),(c),(e)
CMO Series 2021-3 Class A1
04/25/2026	1.867%	3,000,000	2,999,960
Preston Ridge Partners Mortgage Trust(a),(e)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	7,838,100	7,833,682
Pretium Mortgage Credit Partners I LLC(a),(e)
CMO Series 2020-RPL1 Class A1
05/27/2060	3.819%	7,388,802	7,597,920
PRPM LLC(a),(e)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	3,334,567	3,365,487
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.856%	1,500,000	1,502,154
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	1.056%	3,250,000	3,228,706
Residential Mortgage Loan Trust(a),(e)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	168,567	171,619
Starwood Mortgage Residential Trust(a),(e)
CMO Series 2018-IMC2 Class A3
10/25/2048	4.376%	3,073,582	3,122,247
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	3,305,327	3,368,726
CMO Series 2020-2 Class A3
04/25/2060	3.000%	8,250,000	8,539,157
CMO Series 2020-3 Class A3
04/25/2065	2.591%	5,000,000	5,162,521
CMO Series 2020-INV1 Class A2
11/25/2055	1.439%	12,439,249	12,483,497
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	4,708,358	4,724,967
Station Place Securitization Trust(a),(b)
CMO Series 2021-WL1 Class A
1-month USD LIBOR + 0.650% Floor 0.650% 01/26/2054	0.779%	5,500,000	5,504,072
Stonnington Mortgage Trust(a),(d),(e),(j)
CMO Series 2020-1 Class A
07/28/2024	5.500%	2,269,710	2,269,710
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	943,786	943,786
Toorak Mortgage Corp., Ltd.(e)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	1,935,000	1,946,394
Towd Point Mortgage Trust(a),(e)
CMO Series 2016-2 Class A1
08/25/2055	3.000%	352,964	360,948
CMO Series 2019-4 Class M1B
10/25/2059	3.000%	10,000,000	10,411,700
Traingle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1A
1-month USD LIBOR + 1.700% Floor 1.700% 08/25/2033	1.807%	5,100,000	5,091,055
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 3.000% Floor 3.000% 10/25/2030	3.118%	5,500,000	5,541,318
CMO Series 2021-2 Class M1A
1-month USD LIBOR + 2.050% Floor 2.050% 10/25/2033	2.160%	6,000,000	6,044,893
Vendee Mortgage Trust(e),(f)
CMO Series 1998-1 Class 2IO
03/15/2028	0.000%	817,807	1
CMO Series 1998-3 Class IO
03/15/2029	0.000%	955,969	17
Vericrest Opportunity Loan Trust(a),(e)
CMO Series 2020-NPL6 Class A1B
04/25/2050	4.949%	1,400,000	1,400,125
Verus Securitization Trust(a),(e)
CMO Series 2019-3 Class A3
07/25/2059	3.040%	2,582,787	2,619,208
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	758,444	776,381
CMO Series 2020-1 Class A3
01/25/2060	2.724%	1,472,191	1,491,873

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-4 Class A3
06/25/2065	2.321%	4,581,743	4,629,740
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class A2
04/25/2060	3.035%	4,000,000	4,105,134
CMO Series 2020-INV1 Class A3
04/25/2060	3.889%	2,800,000	2,879,051
Visio Trust(a),(e)
CMO Series 2019-1 Class A1
06/25/2054	3.572%	654,146	661,776
Visio Trust(a)
CMO Series 2020-1R Class A3
11/25/2055	1.873%	4,402,194	4,367,049
Visio Trust(a),(k)
CMO Series 2021-1R Class A1
05/25/2056	1.280%	5,000,000	4,999,975
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $470,353,500)			472,517,530

U.S. Treasury Obligations 0.2%

U.S. Treasury
08/15/2048	3.000%	530,000	608,092
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(l)
STRIPS
02/15/2040	0.000%	3,461,000	2,246,541
Total U.S. Treasury Obligations (Cost $2,783,436)			2,854,633

Options Purchased Puts 0.8%
Value ($)
(Cost $2,473,500)	9,300,122

Money Market Funds 4.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.054%(m),(n)	54,163,977	54,158,560
Total Money Market Funds (Cost $54,156,521)		54,158,560
Total Investments in Securities (Cost: $1,334,017,416)		1,353,932,095
Other Assets & Liabilities, Net		(219,885,078)
Net Assets		1,134,047,017

At April 30, 2021, securities and/or cash totaling $8,069,354 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	3,578	06/2021	USD	472,407,813	—	(6,426,594)
U.S. Treasury 5-Year Note	390	06/2021	USD	48,335,625	—	(406,034)
U.S. Ultra Treasury Bond	72	06/2021	USD	13,385,250	—	(431,645)
Total					—	(7,264,273)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	40,000,000	40,000,000	1.00	09/30/2021	696,000	2,808,916
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	95,000,000	95,000,000	1.25	12/03/2021	1,472,500	5,162,043
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	25,000,000	25,000,000	1.25	11/18/2021	305,000	1,329,163
Total							2,473,500	9,300,122

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
April 30, 2021
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(40,000,000)	(40,000,000)	1.70	10/01/2021	(553,000)	(681,608)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(50,000,000)	(50,000,000)	2.20	03/17/2022	(935,000)	(711,330)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.635%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	03/18/2031	USD	16,000,000	(13,478)	—	—	—	(13,478)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month USD LIBOR	London Interbank Offered Rate	0.176%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2021, the total value of these securities amounted to $878,958,534, which represents 77.51% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2021.
(c)	Represents a security purchased on a when-issued basis.
(d)	Valuation based on significant unobservable inputs.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2021.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Non-income producing investment.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2021.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2021, the total value of these securities amounted to $21,998,281, which represents 1.94% of total net assets.
(k)	Represents a security purchased on a forward commitment basis.
(l)	Zero coupon bond.
(m)	The rate shown is the seven-day current annualized yield at April 30, 2021.
(n)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.054%
	28,606,621	841,329,694	(815,766,963)	(10,792)	54,158,560	2,678	55,541	54,163,977
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	214,422,246	2,137,798	216,560,044
Commercial Mortgage-Backed Securities - Agency	—	6,658,772	—	6,658,772
Commercial Mortgage-Backed Securities - Non-Agency	—	196,130,351	—	196,130,351
Common Stocks
Consumer Staples	—	24	—	24
Financials	1,268	—	—	1,268
Total Common Stocks	1,268	24	—	1,292
Corporate Bonds & Notes	—	162,637,431	—	162,637,431
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
April 30, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Residential Mortgage-Backed Securities - Agency	—	233,113,360	—	233,113,360
Residential Mortgage-Backed Securities - Non-Agency	—	413,603,735	58,913,795	472,517,530
U.S. Treasury Obligations	608,092	2,246,541	—	2,854,633
Options Purchased Puts	—	9,300,122	—	9,300,122
Money Market Funds	54,158,560	—	—	54,158,560
Total Investments in Securities	54,767,920	1,238,112,582	61,051,593	1,353,932,095
Investments in Derivatives
Liability
Futures Contracts	(7,264,273)	—	—	(7,264,273)
Options Contracts Written	—	(1,392,938)	—	(1,392,938)
Swap Contracts	—	(13,478)	—	(13,478)
Total	47,503,647	1,236,706,166	61,051,593	1,345,261,406
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2021 ($)
Asset-Backed Securities — Non-Agency	—	—	—	—	2,481,000	(343,202)	—	—	2,137,798
Residential Mortgage-Backed Securities — Non-Agency	2,878,774	203	4,235	60,830	65,533,221	(6,685,417)	—	(2,878,051)	58,913,795
Total	2,878,774	203	4,235	60,830	68,014,221	(7,028,619)	—	(2,878,051)	61,051,593
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2021 was $60,830, which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $60,830.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Bond Fund | Annual Report 2021

Statement of Assets and Liabilities
April 30, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,277,387,395)	$1,290,473,413
Affiliated issuers (cost $54,156,521)	54,158,560
Options purchased (cost $2,473,500)	9,300,122
Cash collateral held at broker for:
TBA	11,000
Margin deposits on:
Swap contracts	821,031
Receivable for:
Capital shares sold	1,798,928
Dividends	2,657
Interest	3,096,174
Foreign tax reclaims	20,630
Variation margin for futures contracts	205,453
Expense reimbursement due from Investment Manager	4,324
Prepaid expenses	17,057
Trustees’ deferred compensation plan	242,862
Total assets	1,360,152,211
Liabilities
Option contracts written, at value (premiums received $1,488,000)	1,392,938
Payable for:
Investments purchased	14,512,665
Investments purchased on a delayed delivery basis	207,657,269
Capital shares purchased	476,148
Distributions to shareholders	1,663,796
Variation margin for swap contracts	11,046
Management services fees	15,368
Distribution and/or service fees	939
Transfer agent fees	20,097
Compensation of board members	73,296
Compensation of chief compliance officer	26
Other expenses	38,744
Trustees’ deferred compensation plan	242,862
Total liabilities	226,105,194
Net assets applicable to outstanding capital stock	$1,134,047,017
Represented by
Paid in capital	1,128,521,248
Total distributable earnings (loss)	5,525,769
Total - representing net assets applicable to outstanding capital stock	$1,134,047,017
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	25

Statement of Assets and Liabilities  (continued)
April 30, 2021
Class A
Net assets	$99,681,151
Shares outstanding	2,817,526
Net asset value per share	$35.38
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$37.14
Advisor Class
Net assets	$2,123,398
Shares outstanding	60,101
Net asset value per share	$35.33
Class C
Net assets	$7,679,831
Shares outstanding	217,380
Net asset value per share	$35.33
Institutional Class
Net assets	$80,542,232
Shares outstanding	2,276,827
Net asset value per share	$35.37
Institutional 2 Class
Net assets	$10,058,228
Shares outstanding	285,112
Net asset value per share	$35.28
Institutional 3 Class
Net assets	$925,194,623
Shares outstanding	26,097,083
Net asset value per share	$35.45
Class R
Net assets	$1,127,207
Shares outstanding	31,864
Net asset value per share	$35.38
Class V
Net assets	$7,640,347
Shares outstanding	216,364
Net asset value per share	$35.31
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$37.07
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Bond Fund | Annual Report 2021

Statement of Operations
Year Ended April 30, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$25
Dividends — affiliated issuers	55,541
Interest	21,138,816
Total income	21,194,382
Expenses:
Management services fees	3,993,853
Distribution and/or service fees
Class A	227,267
Class C	91,926
Class R	6,104
Class V	11,838
Transfer agent fees
Class A	112,271
Advisor Class	2,619
Class C	11,389
Institutional Class	95,240
Institutional 2 Class	4,855
Institutional 3 Class	38,803
Class R	1,516
Class V	9,790
Compensation of board members	52,457
Custodian fees	26,844
Printing and postage fees	35,358
Registration fees	132,326
Audit fees	49,500
Legal fees	17,624
Interest on collateral	1,955
Compensation of chief compliance officer	247
Other	29,052
Total expenses	4,952,834
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,175,985)
Fees waived by transfer agent
Institutional 3 Class	(9,329)
Expense reduction	(720)
Total net expenses	3,766,800
Net investment income	17,427,582
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,011,125
Investments — affiliated issuers	2,678
Futures contracts	(1,820,606)
Swap contracts	(2)
Net realized gain	4,193,195
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	14,748,399
Investments — affiliated issuers	(10,792)
Futures contracts	(13,696,247)
Options purchased	6,826,622
Options contracts written	95,062
Swap contracts	(13,478)
Net change in unrealized appreciation (depreciation)	7,949,566
Net realized and unrealized gain	12,142,761
Net increase in net assets resulting from operations	$29,570,343
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	27

Statement of Changes in Net Assets
	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment income	$17,427,582	$11,493,018
Net realized gain	4,193,195	14,535,502
Net change in unrealized appreciation (depreciation)	7,949,566	2,033,851
Net increase in net assets resulting from operations	29,570,343	28,062,371
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,095,337)	(2,327,117)
Advisor Class	(95,400)	(52,082)
Class C	(341,919)	(163,425)
Institutional Class	(3,622,047)	(2,429,802)
Institutional 2 Class	(413,556)	(243,329)
Institutional 3 Class	(26,231,751)	(11,223,898)
Class R	(49,383)	(26,491)
Class V	(350,296)	(324,290)
Total distributions to shareholders	(35,199,689)	(16,790,434)
Increase in net assets from capital stock activity	704,393,822	48,307,507
Total increase in net assets	698,764,476	59,579,444
Net assets at beginning of year	435,282,541	375,703,097
Net assets at end of year	$1,134,047,017	$435,282,541
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Bond Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2021		April 30, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,052,886	37,794,128	1,037,730	36,178,190
Distributions reinvested	97,887	3,515,038	53,132	1,850,202
Redemptions	(494,210)	(17,570,141)	(398,581)	(13,839,503)
Net increase	656,563	23,739,025	692,281	24,188,889
Advisor Class
Subscriptions	87,868	3,333,177	111,196	3,932,808
Distributions reinvested	2,644	94,921	1,485	51,679
Redemptions	(78,522)	(2,998,903)	(86,405)	(3,064,920)
Net increase	11,990	429,195	26,276	919,567
Class C
Subscriptions	115,398	4,142,956	187,579	6,556,459
Distributions reinvested	9,177	329,004	4,183	145,278
Redemptions	(151,780)	(5,440,805)	(67,249)	(2,310,964)
Net increase (decrease)	(27,205)	(968,845)	124,513	4,390,773
Institutional Class
Subscriptions	998,279	35,937,092	795,177	27,700,453
Distributions reinvested	89,987	3,231,666	60,532	2,108,611
Redemptions	(779,462)	(27,865,249)	(400,556)	(13,936,157)
Net increase	308,804	11,303,509	455,153	15,872,907
Institutional 2 Class
Subscriptions	140,010	5,049,877	166,219	5,823,625
Distributions reinvested	11,552	413,556	6,992	242,880
Redemptions	(40,049)	(1,433,710)	(108,913)	(3,809,665)
Net increase	111,513	4,029,723	64,298	2,256,840
Institutional 3 Class
Subscriptions	19,970,295	719,666,240	580,956	20,209,242
Distributions reinvested	320,691	11,517,196	3,139	109,548
Redemptions	(1,796,093)	(64,570,215)	(575,207)	(19,826,805)
Net increase	18,494,893	666,613,221	8,888	491,985
Class R
Subscriptions	1,413	50,793	20,286	721,713
Distributions reinvested	1,373	49,298	762	26,481
Redemptions	(6,040)	(219,028)	(6,024)	(210,839)
Net increase (decrease)	(3,254)	(118,937)	15,024	537,355
Class V
Subscriptions	4,820	169,851	1,626	56,662
Distributions reinvested	7,219	258,820	6,946	241,426
Redemptions	(29,619)	(1,061,740)	(18,639)	(648,897)
Net decrease	(17,580)	(633,069)	(10,067)	(350,809)
Total net increase	19,535,724	704,393,822	1,376,366	48,307,507

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 4/30/2021	$34.88	0.69	1.39	2.08	(0.72)	(0.86)	(1.58)
Year Ended 4/30/2020	$33.84	0.88	1.48	2.36	(0.88)	(0.44)	(1.32)
Year Ended 4/30/2019	$33.13	0.92	0.67	1.59	(0.88)	—	(0.88)
Year Ended 4/30/2018	$33.87	0.64	(0.74)	(0.10)	(0.60)	(0.04)	(0.64)
Year Ended 4/30/2017	$34.89	0.64	(0.22)	0.42	(0.60)	(0.84)	(1.44)
Advisor Class(c)
Year Ended 4/30/2021	$34.83	0.79	1.38	2.17	(0.81)	(0.86)	(1.67)
Year Ended 4/30/2020	$33.80	0.96	1.47	2.43	(0.96)	(0.44)	(1.40)
Year Ended 4/30/2019	$33.09	1.00	0.71	1.71	(1.00)	—	(1.00)
Year Ended 4/30/2018	$33.85	0.72	(0.72)	0.00(g)	(0.72)	(0.04)	(0.76)
Year Ended 4/30/2017	$34.87	0.72	(0.22)	0.50	(0.68)	(0.84)	(1.52)
Class C(c)
Year Ended 4/30/2021	$34.83	0.43	1.38	1.81	(0.45)	(0.86)	(1.31)
Year Ended 4/30/2020	$33.79	0.60	1.52	2.12	(0.64)	(0.44)	(1.08)
Year Ended 4/30/2019	$33.08	0.64	0.71	1.35	(0.64)	—	(0.64)
Year Ended 4/30/2018	$33.84	0.36	(0.72)	(0.36)	(0.36)	(0.04)	(0.40)
Year Ended 4/30/2017	$34.85	0.40	(0.21)	0.19	(0.36)	(0.84)	(1.20)
Institutional Class(c)
Year Ended 4/30/2021	$34.88	0.78	1.38	2.16	(0.81)	(0.86)	(1.67)
Year Ended 4/30/2020	$33.83	0.96	1.49	2.45	(0.96)	(0.44)	(1.40)
Year Ended 4/30/2019	$33.13	1.00	0.70	1.70	(1.00)	—	(1.00)
Year Ended 4/30/2018	$33.87	0.60	(0.58)	0.02	(0.72)	(0.04)	(0.76)
Year Ended 4/30/2017	$34.89	0.72	(0.22)	0.50	(0.68)	(0.84)	(1.52)
Institutional 2 Class(c)
Year Ended 4/30/2021	$34.78	0.80	1.39	2.19	(0.83)	(0.86)	(1.69)
Year Ended 4/30/2020	$33.74	1.00	1.48	2.48	(1.00)	(0.44)	(1.44)
Year Ended 4/30/2019	$33.02	1.04	0.68	1.72	(1.00)	—	(1.00)
Year Ended 4/30/2018	$33.78	0.76	(0.76)	0.00(g)	(0.72)	(0.04)	(0.76)
Year Ended 4/30/2017	$34.79	0.68	(0.13)	0.55	(0.72)	(0.84)	(1.56)
Institutional 3 Class(c)
Year Ended 4/30/2021	$34.95	0.79	1.42	2.21	(0.85)	(0.86)	(1.71)
Year Ended 4/30/2020	$33.90	1.00	1.53	2.53	(1.04)	(0.44)	(1.48)
Year Ended 4/30/2019	$33.19	1.04	0.71	1.75	(1.04)	—	(1.04)
Year Ended 4/30/2018	$33.93	0.84	(0.78)	0.06	(0.76)	(0.04)	(0.80)
Year Ended 4/30/2017	$34.94	0.76	(0.17)	0.59	(0.76)	(0.84)	(1.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 4/30/2021	$35.38	5.96%	0.91%(d)	0.77%(d),(e)	1.92%	227%	$99,681
Year Ended 4/30/2020	$34.88	7.05%	0.97%	0.80%(e)	2.50%	229%	$75,375
Year Ended 4/30/2019	$33.84	4.98%	1.01%	0.83%(e)	2.73%	236%	$49,696
Year Ended 4/30/2018	$33.13	(0.33%)	1.00%	0.86%(e)	1.84%	257%	$50,845
Year Ended 4/30/2017	$33.87	1.34%	0.98%(f)	0.82%(e),(f)	1.86%	375%	$52,029
Advisor Class(c)
Year Ended 4/30/2021	$35.33	6.20%	0.66%(d)	0.52%(d),(e)	2.19%	227%	$2,123
Year Ended 4/30/2020	$34.83	7.32%	0.71%	0.55%(e)	2.74%	229%	$1,676
Year Ended 4/30/2019	$33.80	5.24%	0.76%	0.58%(e)	3.03%	236%	$738
Year Ended 4/30/2018	$33.09	(0.08%)	0.75%	0.61%(e)	2.09%	257%	$497
Year Ended 4/30/2017	$33.85	1.48%	0.73%(f)	0.57%(e),(f)	2.10%	375%	$516
Class C(c)
Year Ended 4/30/2021	$35.33	5.15%	1.66%(d)	1.52%(d),(e)	1.19%	227%	$7,680
Year Ended 4/30/2020	$34.83	6.26%	1.72%	1.55%(e)	1.74%	229%	$8,519
Year Ended 4/30/2019	$33.79	4.20%	1.76%	1.59%(e)	1.96%	236%	$4,058
Year Ended 4/30/2018	$33.08	(1.08%)	1.75%	1.61%(e)	1.04%	257%	$6,001
Year Ended 4/30/2017	$33.84	0.59%	1.73%(f)	1.57%(e),(f)	1.11%	375%	$9,461
Institutional Class(c)
Year Ended 4/30/2021	$35.37	6.19%	0.66%(d)	0.52%(d),(e)	2.18%	227%	$80,542
Year Ended 4/30/2020	$34.88	7.32%	0.72%	0.55%(e)	2.76%	229%	$68,640
Year Ended 4/30/2019	$33.83	5.24%	0.76%	0.58%(e)	2.97%	236%	$51,185
Year Ended 4/30/2018	$33.13	(0.08%)	0.74%	0.61%(e)	1.74%	257%	$56,556
Year Ended 4/30/2017	$33.87	1.60%	0.73%(f)	0.58%(e),(f)	2.11%	375%	$369,017
Institutional 2 Class(c)
Year Ended 4/30/2021	$35.28	6.24%	0.60%(d)	0.45%(d)	2.23%	227%	$10,058
Year Ended 4/30/2020	$34.78	7.55%	0.62%	0.46%	2.83%	229%	$6,038
Year Ended 4/30/2019	$33.74	5.24%	0.64%	0.47%	3.20%	236%	$3,687
Year Ended 4/30/2018	$33.02	0.13%	0.64%	0.51%	2.20%	257%	$864
Year Ended 4/30/2017	$33.78	1.58%	0.63%(f)	0.49%(f)	1.99%	375%	$735
Institutional 3 Class(c)
Year Ended 4/30/2021	$35.45	6.31%	0.55%(d)	0.40%(d)	2.22%	227%	$925,195
Year Ended 4/30/2020	$34.95	7.47%	0.57%	0.40%	2.91%	229%	$265,665
Year Ended 4/30/2019	$33.90	5.41%	0.58%	0.42%	3.14%	236%	$257,417
Year Ended 4/30/2018	$33.19	0.19%	0.59%	0.46%	2.46%	257%	$284,876
Year Ended 4/30/2017	$33.93	1.63%	0.54%(f)	0.42%(f)	2.26%	375%	$29,756
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R(c)
Year Ended 4/30/2021	$34.88	0.61	1.38	1.99	(0.63)	(0.86)	(1.49)
Year Ended 4/30/2020	$33.83	0.80	1.49	2.29	(0.80)	(0.44)	(1.24)
Year Ended 4/30/2019	$33.12	0.84	0.67	1.51	(0.80)	—	(0.80)
Year Ended 4/30/2018	$33.88	0.52	(0.72)	(0.20)	(0.52)	(0.04)	(0.56)
Year Ended 4/30/2017	$34.89	0.56	(0.21)	0.35	(0.52)	(0.84)	(1.36)
Class V(c)
Year Ended 4/30/2021	$34.82	0.73	1.37	2.10	(0.75)	(0.86)	(1.61)
Year Ended 4/30/2020	$33.78	0.92	1.48	2.40	(0.92)	(0.44)	(1.36)
Year Ended 4/30/2019	$33.07	0.92	0.71	1.63	(0.92)	—	(0.92)
Year Ended 4/30/2018	$33.82	0.64	(0.71)	(0.07)	(0.64)	(0.04)	(0.68)
Year Ended 4/30/2017	$34.83	0.68	(0.21)	0.47	(0.64)	(0.84)	(1.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class V
04/30/2017	0.04%	0.04%	0.04%	0.03%	0.02%	0.03%	0.03%	0.03%

(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R(c)
Year Ended 4/30/2021	$35.38	5.70%	1.16%(d)	1.02%(d),(e)	1.69%	227%	$1,127
Year Ended 4/30/2020	$34.88	6.79%	1.22%	1.05%(e)	2.26%	229%	$1,225
Year Ended 4/30/2019	$33.83	4.71%	1.26%	1.08%(e)	2.51%	236%	$680
Year Ended 4/30/2018	$33.12	(0.58%)	1.25%	1.11%(e)	1.54%	257%	$550
Year Ended 4/30/2017	$33.88	1.09%	1.23%(f)	1.08%(e),(f)	1.62%	375%	$922
Class V(c)
Year Ended 4/30/2021	$35.31	6.10%	0.81%(d)	0.67%(d),(e)	2.04%	227%	$7,640
Year Ended 4/30/2020	$34.82	7.17%	0.87%	0.70%(e)	2.62%	229%	$8,145
Year Ended 4/30/2019	$33.78	4.96%	0.91%	0.73%(e)	2.83%	236%	$8,242
Year Ended 4/30/2018	$33.07	(0.23%)	0.90%	0.76%(e)	1.92%	257%	$8,934
Year Ended 4/30/2017	$33.82	1.44%	0.88%(f)	0.73%(e),(f)	1.95%	375%	$10,139
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2021	33

Notes to Financial Statements
April 30, 2021
Note 1. Organization
Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
34	Columbia Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives
Columbia Bond Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
April 30, 2021
is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the
36	Columbia Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
Columbia Bond Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
April 30, 2021
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
38	Columbia Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Investments, at value — Options purchased	9,300,122

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	7,264,273*
Interest rate risk	Options contracts written, at value	1,392,938
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	13,478*
Total		8,670,689

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Interest rate risk	(1,820,606)	(2)	(1,820,608)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Interest rate risk	(13,696,247)	95,062	6,826,622	(13,478)	(6,788,041)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	301,204,461

Derivative instrument	Average value ($)
Options contracts — purchased	3,613,975*
Options contracts — written	(158,670)**

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	9,655	(4,338)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2021.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2021.
Columbia Bond Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
April 30, 2021
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity.
40	Columbia Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2021:
	Citi ($)	Morgan Stanley (a) ($)	Morgan Stanley (a) ($)	Total ($)
Assets
Options purchased puts	7,970,959	1,329,163	-	9,300,122
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	11,046	11,046
Options contracts written	711,330	681,608	-	1,392,938
Total liabilities	711,330	681,608	11,046	1,403,984
Total financial and derivative net assets	7,259,629	647,555	(11,046)	7,896,138
Total collateral received (pledged) (c)	6,908,000	647,555	-	7,555,555
Net amount (d)	351,629	-	(11,046)	340,583

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Bond Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
April 30, 2021
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
42	Columbia Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2021 was 0.50% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to September 1, 2020, Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to Institutional 3 Class shares.
Columbia Bond Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
April 30, 2021
For the year ended April 30, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class R	0.12
Class V	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $720.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	146,409
Class C	—	1.00(b)	168
Class V	4.75	0.50 - 1.00(a)	48

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
44	Columbia Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2020 through August 31, 2021	Prior to September 1, 2020
Class A	0.78%	0.81%
Advisor Class	0.53	0.56
Class C	1.53	1.56
Institutional Class	0.53	0.56
Institutional 2 Class	0.45	0.46
Institutional 3 Class	0.40	0.40
Class R	1.03	1.06
Class V	0.68	0.71
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, prior to September 1, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to Institutional 3 Class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, post-October capital losses, distributions, swap investments, principal and/or interest of fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
61,704	(61,704)	—
Columbia Bond Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
April 30, 2021
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2021			Year Ended April 30, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
28,415,979	6,783,710	35,199,689	14,650,590	2,139,844	16,790,434
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,233,399	—	—	19,763,382
At April 30, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,325,498,024	25,667,445	(5,904,063)	19,763,382
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2021, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2021.
Late year ordinary losses ($)	Post-October capital losses ($)
—	13,492,251
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,827,982,045 and $2,064,206,083, respectively, for the year ended April 30, 2021, of which $1,802,187,422 and $1,738,242,669, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
46	Columbia Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Columbia Bond Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
April 30, 2021
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties,
48	Columbia Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2021, one unaffiliated shareholder of record owned 31.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 56.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Bond Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
April 30, 2021
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
50	Columbia Bond Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers and/or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Bond Fund | Annual Report 2021	51

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Section 163(j) Interest Dividends
$867,516	60.64%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
52	Columbia Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Bond Fund | Annual Report 2021	53

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
54	Columbia Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Bond Fund | Annual Report 2021	55

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
56	Columbia Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia Bond Fund | Annual Report 2021	57

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
58	Columbia Bond Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
Columbia Bond Fund | Annual Report 2021	59

Columbia Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN121_04_L01_(06/21)

Annual Report
April 30, 2021
Columbia Small Cap Value Fund I
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Value Fund I (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund I  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended April 30, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/25/86	84.29	13.74	9.75
	Including sales charges		73.70	12.40	9.10
Advisor Class*		11/08/12	84.74	14.02	9.99
Class C	Excluding sales charges	01/15/96	82.90	12.89	8.93
	Including sales charges		81.90	12.89	8.93
Institutional Class		07/31/95	84.72	14.02	10.03
Institutional 2 Class*		11/08/12	84.97	14.17	10.12
Institutional 3 Class		07/15/09	85.03	14.23	10.24
Class R		09/27/10	83.85	13.45	9.49
Russell 2000 Value Index			78.96	13.54	10.10
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Value Fund I | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2011 — April 30, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2021)
Common Stocks	98.5
Exchange-Traded Equity Funds	0.3
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at April 30, 2021)
Communication Services	2.2
Consumer Discretionary	13.3
Consumer Staples	3.1
Energy	4.7
Financials	31.7
Health Care	5.2
Industrials	16.1
Information Technology	7.0
Materials	9.7
Real Estate	6.5
Utilities	0.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund I | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2021, the Fund’s Class A shares returned 84.29% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 78.96% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12 months ended April 30, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. The passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. Within the benchmark, performance for the period was led by the consumer discretionary, materials, industrials and consumer staples sectors, while utilities and real estate were the biggest laggards.
The Fund’s most notable contributors during the period
•	The Fund’s outperformance of the benchmark during the period was driven primarily by allocation decisions, most notably underweights to the utilities and real estate sectors, and overweights to the materials sector.
•	Stock selection, particularly within the materials and industrials sectors, was a secondary contributor to relative results.
•	Capstone Mining Corp., a copper miner, delivered strong results and benefited from higher demand for copper in the face of supply shortages.
•	Thor Industries, Inc., the largest manufacturer of RVs in the US, benefited as stay-at-home orders across the country hastened a boom in outdoor recreation. The company graduated out of the small-cap space into the mid-cap space and was no longer viable as a portfolio holding.
•	Dycom Industries, Inc., which provides contracting services to the telecom and infrastructure industry, benefited from the increased demand for communication services such as broadband as much of the country transitioned to stay-at-home as a result of the COVID-19 pandemic.
•	Within the industrials sector, the Fund’s holding in Resideo Technologies, Inc., which specializes in home automation solutions for smart home systems, contributed strongly to Fund results. Resideo’s stock price benefited as consumers shifted their spending to home improvements during the stay-at-home environment resulting from the COVID-19 pandemic.
•	Within the materials sector, Louisiana-Pacific Corp., a manufacturer of building materials, saw its stock price rise during the period, also benefiting from strength in the U.S. housing market and increased consumer focus on home improvements during the stay-at-home environment of 2020.
•	Discount multiline retailer Big Lots, in the consumer discretionary sector, also contributed to Fund results. The company gained strength during the period, benefiting from its transformation plan focused on driving top-line growth, cost containment and enhancement in infrastructure.
The Fund’s most notable detractors during the period
•	Stock selection within the health care, consumer staples and energy sectors detracted most from the Fund’s performance relative to the benchmark.
•	Fresh Del Monte Produce was negatively impacted by the shift away from food service, as demand by restaurants for fresh ingredients declined significantly in the wake of the COVID-19 pandemic shutdowns.
Columbia Small Cap Value Fund I | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Delek U.S. Holdings, Inc., a downstream energy company, suffered from the retrenchment in the energy market caused by a reduction of mobility due to the COVID-19 pandemic. Delek was sold from the portfolio during the first half of the period.
•	An out-of-benchmark holding in Quotient Ltd., a commercial-stage blood diagnostics company in the health care sector, saw its stock price decline during the year.
•	Not owning positions in Penn National Gaming, Novavax and Game Stop, all of which returned strongly for the benchmark, also weighed on the Fund’s performance compared to the benchmark during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Value Fund I | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2020 — April 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,609.50	1,018.45	8.46	6.54	1.30
Advisor Class	1,000.00	1,000.00	1,611.70	1,019.70	6.84	5.29	1.05
Class C	1,000.00	1,000.00	1,604.00	1,014.71	13.31	10.30	2.05
Institutional Class	1,000.00	1,000.00	1,611.70	1,019.75	6.77	5.24	1.04
Institutional 2 Class	1,000.00	1,000.00	1,612.40	1,020.29	6.06	4.68	0.93
Institutional 3 Class	1,000.00	1,000.00	1,613.00	1,020.54	5.73	4.43	0.88
Class R	1,000.00	1,000.00	1,607.80	1,017.20	10.08	7.80	1.55
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Value Fund I | Annual Report 2021	7

Portfolio of Investments
April 30, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 2.1%
Diversified Telecommunication Services 0.3%
Liberty Latin America Ltd., Class C(a)	206,120	2,875,374
Entertainment 0.2%
Lions Gate Entertainment Corp., Class B(a)	194,114	2,445,836
Interactive Media & Services 0.1%
Trivago NV, ADR(a)	493,449	1,766,548
Media 0.6%
Criteo SA, ADR(a)	166,790	6,626,567
Wireless Telecommunication Services 0.9%
Shenandoah Telecommunications Co.	57,040	2,695,710
Telephone and Data Systems, Inc.	301,610	6,930,998
Total		9,626,708
Total Communication Services		23,341,033
Consumer Discretionary 13.1%
Auto Components 1.6%
Gentherm, Inc.(a)	84,376	6,007,571
Modine Manufacturing Co.(a)	285,887	4,654,240
Visteon Corp.(a)	54,440	6,631,337
Total		17,293,148
Distributors 0.3%
Educational Development Corp.	187,164	3,327,776
Diversified Consumer Services 1.0%
American Public Education, Inc.(a)	125,222	3,814,262
Carriage Services, Inc.	182,400	6,781,632
Total		10,595,894
Household Durables 4.2%
Cavco Industries, Inc.(a)	20,257	4,242,423
Ethan Allen Interiors, Inc.	145,413	4,174,807
Hamilton Beach Brands Holding Co.	207,182	4,040,049
Hooker Furniture Corp.	106,400	3,991,064
Legacy Housing Corp.(a)	162,823	2,908,019
Lifetime Brands, Inc.	186,584	2,705,468
Meritage Homes Corp.(a)	87,027	9,258,803
Common Stocks (continued)
Issuer	Shares	Value ($)
Skyline Champion Corp.(a)	138,640	6,159,775
Tri Pointe Homes, Inc.(a)	342,909	8,168,092
Total		45,648,500
Internet & Direct Marketing Retail 0.4%
1-800-Flowers.com, Inc., Class A(a)	148,980	4,763,635
Leisure Products 0.6%
Malibu Boats, Inc., Class A(a)	71,402	5,952,071
Multiline Retail 0.8%
Big Lots, Inc.	129,032	8,895,466
Specialty Retail 1.5%
Aaron’s Co., Inc. (The)	193,678	5,982,714
Leslie’s, Inc.(a)	179,734	5,108,040
Urban Outfitters, Inc.(a)	135,670	4,870,553
Total		15,961,307
Textiles, Apparel & Luxury Goods 2.7%
Canada Goose Holdings, Inc.(a)	117,880	4,982,788
Capri Holdings Ltd.(a)	66,417	3,658,248
Culp, Inc.	212,365	3,004,965
Movado Group, Inc.	201,362	6,316,726
Skechers U.S.A., Inc., Class A(a)	95,670	4,639,038
Steven Madden Ltd.	174,240	7,086,341
Total		29,688,106
Total Consumer Discretionary		142,125,903
Consumer Staples 3.0%
Beverages 0.6%
MGP Ingredients, Inc.	112,753	6,776,456
Food & Staples Retailing 1.2%
Andersons, Inc. (The)	211,875	6,085,050
Sprouts Farmers Market, Inc.(a)	284,990	7,298,594
Total		13,383,644
Food Products 0.8%
Fresh Del Monte Produce, Inc.	309,681	8,733,004
Personal Products 0.4%
Inter Parfums, Inc.	54,802	4,033,427
Total Consumer Staples		32,926,531
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund I | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.7%
Energy Equipment & Services 3.2%
ChampionX Corp.(a)	407,610	8,563,886
Core Laboratories NV	122,450	3,450,641
Dawson Geophysical Co.(a)	757,260	1,741,698
Frank’s International NV(a)	776,078	2,522,253
Natural Gas Services Group, Inc.(a)	242,770	2,184,930
Newpark Resources, Inc.(a)	1,255,580	3,565,847
Pason Systems, Inc.	379,273	2,900,514
Profire Energy, Inc.(a)	934,907	1,140,587
ProPetro Holding Corp.(a)	264,750	2,549,542
TechnipFMC PLC(a)	742,035	5,491,059
Total		34,110,957
Oil, Gas & Consumable Fuels 1.5%
HollyFrontier Corp.	135,010	4,725,350
Range Resources Corp.(a)	575,520	5,651,606
Talos Energy, Inc.(a)	315,850	3,534,362
W&T Offshore, Inc.(a)	785,980	2,585,874
Total		16,497,192
Total Energy		50,608,149
Financials 31.3%
Banks 18.9%
Altabancorp	135,662	5,663,888
Ameris Bancorp	212,314	11,484,064
Atlantic Union Bankshares Corp.	147,474	5,702,820
BancFirst Corp.	114,564	7,963,344
BankUnited, Inc.	270,386	12,602,691
Banner Corp.	121,551	6,908,959
Brookline Bancorp, Inc.	376,063	6,054,614
Capital Bancorp, Inc.(a)	196,065	4,307,548
Capital City Bank Group, Inc.	160,901	4,065,968
Central Pacific Financial Corp.	143,081	3,856,033
Columbia Banking System, Inc.	191,919	8,354,234
Community Trust Bancorp, Inc.	103,837	4,626,977
First BanCorp	934,046	11,740,958
First BanCorp	153,761	6,519,466
First Community Corp.	237,149	4,363,542
First Financial Corp.	135,620	5,999,829
Common Stocks (continued)
Issuer	Shares	Value ($)
First Hawaiian, Inc.	177,990	4,887,605
First of Long Island Corp. (The)	221,737	4,720,781
Heritage Financial Corp.	196,984	5,535,250
Hilltop Holdings, Inc.	253,390	8,919,328
National Bank Holdings Corp., Class A	129,470	5,165,853
Northrim BanCorp, Inc.	177,183	7,556,855
OFG Bancorp	311,201	7,372,352
Popular, Inc.	223,669	16,542,559
Sierra Bancorp	97,908	2,650,370
Southern First Bancshares, Inc.(a)	108,993	5,613,140
Spirit of Texas Bancshares, Inc.	227,554	5,272,426
Towne Bank	262,594	8,135,162
UMB Financial Corp.	135,656	13,162,702
Total		205,749,318
Capital Markets 0.6%
StoneX Group, Inc.(a)	101,215	6,429,177
Consumer Finance 1.6%
Ezcorp, Inc., Class A(a)	1,097,780	6,180,501
FirstCash, Inc.	57,058	4,109,888
PROG Holdings, Inc.	127,807	6,510,489
Total		16,800,878
Insurance 4.8%
American Equity Investment Life Holding Co.	252,461	7,821,242
American National Group, Inc.	70,527	7,994,235
Crawford & Co., Class A	290,514	3,047,492
eHealth, Inc.(a)	56,810	4,018,739
Employers Holdings, Inc.	125,854	5,094,570
Global Indemnity Group LLC	243,897	7,014,478
Heritage Insurance Holdings, Inc.	316,502	2,883,333
Horace Mann Educators Corp.	85,481	3,427,788
National Western Life Group, Inc., Class A	18,914	4,336,980
ProAssurance Corp.	273,730	6,843,250
Total		52,482,107
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Blackstone Mortgage Trust, Inc.	145,200	4,717,548
Starwood Property Trust, Inc.	165,655	4,277,212
Total		8,994,760

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2021	9

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 4.6%
HomeStreet, Inc.	137,691	5,623,300
MGIC Investment Corp.	649,855	9,903,790
NMI Holdings, Inc., Class A(a)	265,267	6,854,499
Provident Financial Holdings, Inc.	188,398	3,063,352
Radian Group, Inc.	505,740	12,461,434
Washington Federal, Inc.	252,073	8,204,976
Western New England Bancorp, Inc.	441,100	3,572,910
Total		49,684,261
Total Financials		340,140,501
Health Care 5.1%
Biotechnology 2.3%
ACADIA Pharmaceuticals, Inc.(a)	310,803	6,390,110
Atara Biotherapeutics, Inc.(a)	246,750	3,469,305
bluebird bio, Inc.(a)	145,010	4,350,300
Coherus Biosciences, Inc.(a)	287,477	4,254,660
Spero Therapeutics, Inc.(a)	201,823	2,777,084
uniQure NV(a)	103,730	3,347,367
Total		24,588,826
Health Care Equipment & Supplies 0.8%
Inogen, Inc.(a)	110,280	7,211,209
Quotient Ltd.(a)	294,373	1,153,942
Total		8,365,151
Health Care Providers & Services 0.4%
Triple-S Management Corp., Class B(a)	204,104	4,839,306
Pharmaceuticals 1.6%
Aerie Pharmaceuticals, Inc.(a)	256,200	4,388,706
ANI Pharmaceuticals, Inc.(a)	91,834	3,056,235
Supernus Pharmaceuticals, Inc.(a)	159,215	4,848,097
Taro Pharmaceutical Industries Ltd.(a)	33,433	2,474,711
TherapeuticsMD, Inc.(a)	2,187,420	2,646,778
Total		17,414,527
Total Health Care		55,207,810
Industrials 15.8%
Aerospace & Defense 1.4%
Curtiss-Wright Corp.	52,210	6,677,659
Moog, Inc., Class A	95,260	8,244,753
Total		14,922,412
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.5%
Skywest, Inc.(a)	111,990	5,561,423
Building Products 2.1%
Caesarstone Ltd.	253,831	3,543,481
Resideo Technologies, Inc.(a)	303,040	9,094,230
UFP Industries, Inc.	122,035	10,255,822
Total		22,893,533
Commercial Services & Supplies 0.8%
HNI Corp.	137,170	5,807,778
KAR Auction Services, Inc.(a)	167,159	2,505,713
Total		8,313,491
Construction & Engineering 0.5%
Dycom Industries, Inc.(a)	63,750	5,980,387
Electrical Equipment 2.2%
Acuity Brands, Inc.	39,810	7,385,551
AZZ, Inc.	100,940	5,313,482
Encore Wire Corp.	100,944	7,538,498
Thermon(a)	182,280	3,481,548
Total		23,719,079
Machinery 4.0%
Commercial Vehicle Group, Inc.(a)	432,760	4,756,032
Gorman-Rupp Co.	127,875	4,414,245
Greenbrier Companies, Inc. (The)	135,380	6,395,351
LB Foster Co., Class A(a)	151,478	2,444,855
Lydall, Inc.(a)	153,555	5,658,502
Manitex International, Inc.(a)	398,522	2,889,285
Mueller Industries, Inc.	216,592	9,718,483
Standex International Corp.	71,494	6,779,061
Total		43,055,814
Marine 0.9%
Atlas Corp.	471,691	6,499,902
Costamare, Inc.	361,600	3,804,032
Total		10,303,934
Professional Services 1.0%
Korn/Ferry International	159,357	10,818,747

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund I | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.5%
Marten Transport Ltd.	266,850	4,461,732
Schneider National, Inc., Class B	276,818	6,707,300
Werner Enterprises, Inc.	112,379	5,195,281
Total		16,364,313
Trading Companies & Distributors 0.9%
H&E Equipment Services, Inc.	140,208	5,454,091
Textainer Group Holdings Ltd.(a)	188,762	4,836,083
Total		10,290,174
Total Industrials		172,223,307
Information Technology 6.9%
Communications Equipment 2.1%
Casa Systems, Inc.(a)	354,226	2,778,903
Digi International, Inc.(a)	213,860	3,821,678
KVH Industries, Inc.(a)	267,035	3,575,599
NETGEAR, Inc.(a)	156,480	5,822,621
Netscout Systems, Inc.(a)	265,654	6,958,806
Total		22,957,607
Electronic Equipment, Instruments & Components 1.5%
Airgain, Inc.(a)	165,170	3,902,967
Vishay Intertechnology, Inc.	418,930	10,293,110
Vishay Precision Group, Inc.(a)	62,294	1,985,933
Total		16,182,010
IT Services 1.0%
Cass Information Systems, Inc.	72,437	3,324,134
IBEX Holdings Ltd.(a)	168,330	3,888,423
International Money Express, Inc.(a)	261,678	4,129,279
Total		11,341,836
Semiconductors & Semiconductor Equipment 0.5%
Cohu, Inc.(a)	135,852	5,435,439
Software 1.6%
Asure Software, Inc.(a)	402,950	3,227,629
CDK Global, Inc.	151,046	8,094,555
Cognyte Software Ltd.(a)	230,451	6,021,685
Total		17,343,869
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.2%
Stratasys Ltd.(a)	84,820	1,900,816
Total Information Technology		75,161,577
Materials 9.6%
Chemicals 1.6%
FutureFuel Corp.	269,696	3,425,139
Livent Corp.(a)	362,036	6,523,889
Tronox Holdings PLC, Class A	359,394	7,619,153
Total		17,568,181
Construction Materials 0.7%
Eagle Materials, Inc.(a)	55,940	7,727,552
Containers & Packaging 0.7%
Greif, Inc., Class A	115,109	6,965,245
Metals & Mining 5.2%
Ampco-Pittsburgh Corp.(a)	748,616	5,667,023
Capstone Mining Corp.(a)	1,812,764	8,096,713
Centerra Gold, Inc.	640,780	5,911,764
Commercial Metals Co.	356,680	10,422,190
ERO Copper Corp.(a)	268,586	5,303,325
Ferroglobe PLC(a)	907,668	3,721,439
Olympic Steel, Inc.	160,980	4,676,469
Pretium Resources, Inc.(a)	457,706	4,807,375
Schnitzer Steel Industries, Inc., Class A	121,396	5,731,105
Universal Stainless & Alloy Products, Inc.(a)	219,337	2,004,740
Total		56,342,143
Paper & Forest Products 1.4%
Clearwater Paper Corp.(a)	101,110	3,383,141
Louisiana-Pacific Corp.	185,938	12,249,595
Total		15,632,736
Total Materials		104,235,857
Real Estate 6.5%
Equity Real Estate Investment Trusts (REITS) 6.5%
American Assets Trust, Inc.	210,360	7,373,118
Braemar Hotels & Resorts, Inc.(a)	609,820	3,994,321
Brixmor Property Group, Inc.	201,390	4,499,053
Farmland Partners, Inc.	480,086	6,399,546
Highwoods Properties, Inc.	100,990	4,523,342
Hudson Pacific Properties, Inc.	157,600	4,430,136

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2021	11

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Macerich Co. (The)	284,570	3,924,220
Pebblebrook Hotel Trust	354,701	8,470,260
PotlatchDeltic Corp.	168,243	9,986,905
RLJ Lodging Trust	517,145	8,346,720
Sunstone Hotel Investors, Inc.(a)	623,212	8,201,470
Total		70,149,091
Total Real Estate		70,149,091
Utilities 0.5%
Gas Utilities 0.5%
National Fuel Gas Co.	104,560	5,192,450
Total Utilities		5,192,450
Total Common Stocks (Cost $642,723,900)		1,071,312,209

Exchange-Traded Equity Funds 0.3%
	Shares	Value ($)
U.S. Small Cap 0.3%
iShares Russell 2000 Value ETF	22,060	3,582,103
Total Exchange-Traded Equity Funds (Cost $2,215,901)		3,582,103

Money Market Funds 1.1%

Columbia Short-Term Cash Fund, 0.054%(b),(c)	12,381,086	12,379,847
Total Money Market Funds (Cost $12,379,847)		12,379,847
Total Investments in Securities (Cost: $657,319,648)		1,087,274,159
Other Assets & Liabilities, Net		(243,522)
Net Assets		1,087,030,637

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at April 30, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.054%
	3,353,471	288,690,647	(279,663,613)	(658)	12,379,847	360	8,194	12,381,086
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund I | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	23,341,033	—	—	23,341,033
Consumer Discretionary	142,125,903	—	—	142,125,903
Consumer Staples	32,926,531	—	—	32,926,531
Energy	50,608,149	—	—	50,608,149
Financials	340,140,501	—	—	340,140,501
Health Care	55,207,810	—	—	55,207,810
Industrials	172,223,307	—	—	172,223,307
Information Technology	75,161,577	—	—	75,161,577
Materials	104,235,857	—	—	104,235,857
Real Estate	70,149,091	—	—	70,149,091
Utilities	5,192,450	—	—	5,192,450
Total Common Stocks	1,071,312,209	—	—	1,071,312,209
Exchange-Traded Equity Funds	3,582,103	—	—	3,582,103
Money Market Funds	12,379,847	—	—	12,379,847
Total Investments in Securities	1,087,274,159	—	—	1,087,274,159
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2021	13

Statement of Assets and Liabilities
April 30, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $644,939,801)	$1,074,894,312
Affiliated issuers (cost $12,379,847)	12,379,847
Receivable for:
Capital shares sold	2,033,801
Dividends	159,257
Prepaid expenses	14,698
Trustees’ deferred compensation plan	396,828
Total assets	1,089,878,743
Liabilities
Payable for:
Investments purchased	422,669
Capital shares purchased	1,805,942
Management services fees	24,697
Distribution and/or service fees	2,255
Transfer agent fees	140,542
Compensation of board members	3,737
Compensation of chief compliance officer	8
Other expenses	51,428
Trustees’ deferred compensation plan	396,828
Total liabilities	2,848,106
Net assets applicable to outstanding capital stock	$1,087,030,637
Represented by
Paid in capital	628,358,835
Total distributable earnings (loss)	458,671,802
Total - representing net assets applicable to outstanding capital stock	$1,087,030,637
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund I | Annual Report 2021

Statement of Assets and Liabilities  (continued)
April 30, 2021
Class A
Net assets	$286,411,233
Shares outstanding	5,809,444
Net asset value per share	$49.30
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$52.31
Advisor Class
Net assets	$54,620,831
Shares outstanding	950,452
Net asset value per share	$57.47
Class C
Net assets	$8,516,250
Shares outstanding	273,433
Net asset value per share	$31.15
Institutional Class
Net assets	$440,126,337
Shares outstanding	7,911,268
Net asset value per share	$55.63
Institutional 2 Class
Net assets	$116,248,863
Shares outstanding	2,020,046
Net asset value per share	$57.55
Institutional 3 Class
Net assets	$178,586,245
Shares outstanding	3,188,289
Net asset value per share	$56.01
Class R
Net assets	$2,520,878
Shares outstanding	51,364
Net asset value per share	$49.08
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2021	15

Statement of Operations
Year Ended April 30, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$11,087,550
Dividends — affiliated issuers	8,194
Non-cash dividends - unaffiliated issuers	2,188,137
Foreign taxes withheld	(85,434)
Total income	13,198,447
Expenses:
Management services fees	5,982,116
Distribution and/or service fees
Class A	530,322
Class C	55,245
Class R	9,713
Transfer agent fees
Class A	399,194
Advisor Class	49,364
Class C	10,336
Institutional Class	477,443
Institutional 2 Class	42,731
Institutional 3 Class	9,437
Class R	3,696
Compensation of board members	23,262
Custodian fees	25,187
Printing and postage fees	84,259
Registration fees	162,661
Audit fees	29,500
Legal fees	15,797
Interest on interfund lending	59
Compensation of chief compliance officer	190
Other	67,037
Total expenses	7,977,549
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(140,670)
Expense reduction	(4,153)
Total net expenses	7,832,726
Net investment income	5,365,721
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	63,573,673
Investments — affiliated issuers	360
Foreign currency translations	3,547
Net realized gain	63,577,580
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	399,239,320
Investments — affiliated issuers	(658)
Net change in unrealized appreciation (depreciation)	399,238,662
Net realized and unrealized gain	462,816,242
Net increase in net assets resulting from operations	$468,181,963
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund I | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment income	$5,365,721	$3,910,030
Net realized gain (loss)	63,577,580	(8,826,433)
Net change in unrealized appreciation (depreciation)	399,238,662	(121,636,535)
Net increase (decrease) in net assets resulting from operations	468,181,963	(126,552,938)
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,160,307)	(8,158,910)
Advisor Class	(177,582)	(942,358)
Class C	(5,544)	(310,586)
Institutional Class	(1,812,485)	(5,963,643)
Institutional 2 Class	(577,275)	(1,465,899)
Institutional 3 Class	(1,074,845)	(3,686,464)
Class R	(7,085)	(70,190)
Total distributions to shareholders	(4,815,123)	(20,598,050)
Increase (decrease) in net assets from capital stock activity	192,029,700	(35,902,834)
Total increase (decrease) in net assets	655,396,540	(183,053,822)
Net assets at beginning of year	431,634,097	614,687,919
Net assets at end of year	$1,087,030,637	$431,634,097
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2021	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2021		April 30, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	792,138	30,745,196	507,420	15,901,962
Fund reorganization	749,058	20,756,334	—	—
Distributions reinvested	29,979	1,066,400	223,604	7,583,573
Redemptions	(1,411,683)	(51,005,190)	(1,492,445)	(48,817,503)
Net increase (decrease)	159,492	1,562,740	(761,421)	(25,331,968)
Advisor Class
Subscriptions	652,486	33,613,095	294,967	10,689,266
Fund reorganization	23,850	769,407	—	—
Distributions reinvested	3,386	139,315	19,604	772,788
Redemptions	(338,346)	(14,828,695)	(391,501)	(15,180,398)
Net increase (decrease)	341,376	19,693,122	(76,930)	(3,718,344)
Class C
Subscriptions	124,991	3,463,386	31,735	686,502
Fund reorganization	97,768	1,714,870	—	—
Distributions reinvested	288	5,178	12,954	278,476
Redemptions	(135,914)	(3,249,186)	(194,347)	(4,122,251)
Net increase (decrease)	87,133	1,934,248	(149,658)	(3,157,273)
Institutional Class
Subscriptions	5,760,693	230,900,160	1,367,703	46,321,984
Fund reorganization	1,392,865	43,499,400	—	—
Distributions reinvested	30,595	1,282,323	97,005	3,707,301
Redemptions	(2,774,077)	(123,743,095)	(2,660,086)	(92,363,416)
Net increase (decrease)	4,410,076	151,938,788	(1,195,378)	(42,334,131)
Institutional 2 Class
Subscriptions	813,796	37,795,832	1,075,085	33,771,141
Fund reorganization	14,915	481,614	—	—
Distributions reinvested	14,044	577,275	37,051	1,465,831
Redemptions	(507,180)	(22,924,661)	(367,165)	(13,076,279)
Net increase	335,575	15,930,060	744,971	22,160,693
Institutional 3 Class
Subscriptions	804,192	37,736,473	1,365,778	44,952,340
Fund reorganization	6,037	189,748	—	—
Distributions reinvested	23,589	937,683	74,215	2,855,588
Redemptions	(818,757)	(37,742,017)	(884,925)	(31,307,094)
Net increase	15,061	1,121,887	555,068	16,500,834
Class R
Subscriptions	19,947	726,715	5,980	197,401
Distributions reinvested	201	7,065	2,079	70,190
Redemptions	(24,292)	(884,925)	(8,642)	(290,236)
Net decrease	(4,144)	(151,145)	(583)	(22,645)
Total net increase (decrease)	5,344,569	192,029,700	(883,931)	(35,902,834)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund I | Annual Report 2021

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Columbia Small Cap Value Fund I | Annual Report 2021	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2021	$26.90	0.19	22.41	22.60	(0.17)	(0.03)	(0.20)
Year Ended 4/30/2020	$36.62	0.18	(8.59)	(8.41)	(0.17)	(1.14)	(1.31)
Year Ended 4/30/2019	$40.70	0.08	(1.08)	(1.00)	(0.13)	(2.95)	(3.08)
Year Ended 4/30/2018	$41.62	(0.03)	3.95	3.92	(0.01)	(4.83)	(4.84)
Year Ended 4/30/2017	$37.50	0.05	8.85	8.90	(0.06)	(4.72)	(4.78)
Advisor Class
Year Ended 4/30/2021	$31.32	0.37	26.06	26.43	(0.25)	(0.03)	(0.28)
Year Ended 4/30/2020	$42.37	0.30	(9.98)	(9.68)	(0.23)	(1.14)	(1.37)
Year Ended 4/30/2019	$46.56	0.21	(1.25)	(1.04)	(0.20)	(2.95)	(3.15)
Year Ended 4/30/2018	$46.89	0.10	4.48	4.58	(0.08)	(4.83)	(4.91)
Year Ended 4/30/2017	$41.66	0.15	9.94	10.09	(0.14)	(4.72)	(4.86)
Class C
Year Ended 4/30/2021	$17.06	(0.04)	14.16	14.12	—	(0.03)	(0.03)
Year Ended 4/30/2020	$23.72	(0.04)	(5.48)	(5.52)	—	(1.14)	(1.14)
Year Ended 4/30/2019	$27.55	(0.16)	(0.72)	(0.88)	—	(2.95)	(2.95)
Year Ended 4/30/2018	$29.86	(0.24)	2.76	2.52	—	(4.83)	(4.83)
Year Ended 4/30/2017	$28.24	(0.19)	6.44	6.25	—	(4.63)	(4.63)
Institutional Class
Year Ended 4/30/2021	$30.33	0.33	25.25	25.58	(0.25)	(0.03)	(0.28)
Year Ended 4/30/2020	$41.07	0.30	(9.67)	(9.37)	(0.23)	(1.14)	(1.37)
Year Ended 4/30/2019	$45.24	0.20	(1.22)	(1.02)	(0.20)	(2.95)	(3.15)
Year Ended 4/30/2018	$45.70	0.08	4.37	4.45	(0.08)	(4.83)	(4.91)
Year Ended 4/30/2017	$40.71	0.14	9.71	9.85	(0.14)	(4.72)	(4.86)
Institutional 2 Class
Year Ended 4/30/2021	$31.36	0.40	26.11	26.51	(0.29)	(0.03)	(0.32)
Year Ended 4/30/2020	$42.40	0.36	(10.00)	(9.64)	(0.26)	(1.14)	(1.40)
Year Ended 4/30/2019	$46.57	0.27	(1.25)	(0.98)	(0.24)	(2.95)	(3.19)
Year Ended 4/30/2018	$46.88	0.17	4.46	4.63	(0.11)	(4.83)	(4.94)
Year Ended 4/30/2017	$41.64	0.23	9.92	10.15	(0.19)	(4.72)	(4.91)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund I | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2021	$49.30	84.29%	1.33%(c)	1.31%(c),(d)	0.53%	43%	$286,411
Year Ended 4/30/2020	$26.90	(23.69%)	1.37%(c),(e)	1.32%(c),(d),(e)	0.55%	60%	$152,006
Year Ended 4/30/2019	$36.62	(2.38%)	1.36%(c),(e)	1.32%(c),(d),(e)	0.21%	62%	$234,765
Year Ended 4/30/2018	$40.70	10.03%	1.35%(e)	1.33%(d),(e)	(0.07%)	51%	$248,266
Year Ended 4/30/2017	$41.62	26.02%	1.38%(e)	1.37%(d),(e)	0.12%	50%	$245,315
Advisor Class
Year Ended 4/30/2021	$57.47	84.74%	1.08%(c)	1.06%(c),(d)	0.87%	43%	$54,621
Year Ended 4/30/2020	$31.32	(23.49%)	1.12%(c),(e)	1.07%(c),(d),(e)	0.79%	60%	$19,077
Year Ended 4/30/2019	$42.37	(2.14%)	1.12%(c),(e)	1.07%(c),(d),(e)	0.48%	62%	$29,064
Year Ended 4/30/2018	$46.56	10.34%	1.10%(e)	1.08%(d),(e)	0.20%	51%	$11,734
Year Ended 4/30/2017	$46.89	26.30%	1.13%(e)	1.12%(d),(e)	0.34%	50%	$4,729
Class C
Year Ended 4/30/2021	$31.15	82.90%	2.08%(c)	2.05%(c),(d)	(0.19%)	43%	$8,516
Year Ended 4/30/2020	$17.06	(24.24%)	2.12%(c),(e)	2.07%(c),(d),(e)	(0.20%)	60%	$3,178
Year Ended 4/30/2019	$23.72	(3.15%)	2.10%(c),(e)	2.07%(c),(d),(e)	(0.59%)	62%	$7,969
Year Ended 4/30/2018	$27.55	9.24%	2.10%(e)	2.08%(d),(e)	(0.83%)	51%	$22,792
Year Ended 4/30/2017	$29.86	25.05%	2.12%(e)	2.12%(d),(e)	(0.65%)	50%	$26,703
Institutional Class
Year Ended 4/30/2021	$55.63	84.72%	1.07%(c)	1.05%(c),(d)	0.77%	43%	$440,126
Year Ended 4/30/2020	$30.33	(23.48%)	1.12%(c),(e)	1.07%(c),(d),(e)	0.79%	60%	$106,186
Year Ended 4/30/2019	$41.07	(2.16%)	1.11%(c),(e)	1.07%(c),(d),(e)	0.47%	62%	$192,878
Year Ended 4/30/2018	$45.24	10.32%	1.10%(e)	1.08%(d),(e)	0.17%	51%	$209,822
Year Ended 4/30/2017	$45.70	26.33%	1.13%(e)	1.12%(d),(e)	0.34%	50%	$239,246
Institutional 2 Class
Year Ended 4/30/2021	$57.55	84.97%	0.95%(c)	0.93%(c)	0.93%	43%	$116,249
Year Ended 4/30/2020	$31.36	(23.39%)	0.98%(c),(e)	0.94%(c),(e)	0.96%	60%	$52,825
Year Ended 4/30/2019	$42.40	(2.01%)	0.97%(c),(e)	0.94%(c),(e)	0.61%	62%	$39,831
Year Ended 4/30/2018	$46.57	10.45%	0.97%(e)	0.96%(e)	0.35%	51%	$15,739
Year Ended 4/30/2017	$46.88	26.50%	0.97%(e)	0.97%(e)	0.52%	50%	$9,135
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2021	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2021	$30.53	0.39	25.43	25.82	(0.31)	(0.03)	(0.34)
Year Ended 4/30/2020	$41.30	0.37	(9.72)	(9.35)	(0.28)	(1.14)	(1.42)
Year Ended 4/30/2019	$45.45	0.28	(1.22)	(0.94)	(0.26)	(2.95)	(3.21)
Year Ended 4/30/2018	$45.86	0.17	4.37	4.54	(0.12)	(4.83)	(4.95)
Year Ended 4/30/2017	$40.83	0.09	9.87	9.96	(0.21)	(4.72)	(4.93)
Class R
Year Ended 4/30/2021	$26.79	0.11	22.30	22.41	(0.09)	(0.03)	(0.12)
Year Ended 4/30/2020	$36.50	0.10	(8.56)	(8.46)	(0.11)	(1.14)	(1.25)
Year Ended 4/30/2019	$40.61	(0.01)	(1.09)	(1.10)	(0.06)	(2.95)	(3.01)
Year Ended 4/30/2018	$41.63	(0.13)	3.94	3.81	—	(4.83)	(4.83)
Year Ended 4/30/2017	$37.54	(0.06)	8.87	8.81	—	(4.72)	(4.72)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Value Fund I | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2021	$56.01	85.03%	0.90%(c)	0.88%(c)	0.96%	43%	$178,586
Year Ended 4/30/2020	$30.53	(23.34%)	0.93%(c),(e)	0.89%(c),(e)	1.01%	60%	$96,875
Year Ended 4/30/2019	$41.30	(1.97%)	0.92%(c),(e)	0.89%(c),(e)	0.64%	62%	$108,132
Year Ended 4/30/2018	$45.45	10.50%	0.93%(e)	0.91%(e)	0.37%	51%	$115,296
Year Ended 4/30/2017	$45.86	26.57%	0.92%(e)	0.92%(e)	0.22%	50%	$64,230
Class R
Year Ended 4/30/2021	$49.08	83.85%	1.58%(c)	1.56%(c),(d)	0.30%	43%	$2,521
Year Ended 4/30/2020	$26.79	(23.87%)	1.62%(c),(e)	1.57%(c),(d),(e)	0.31%	60%	$1,487
Year Ended 4/30/2019	$36.50	(2.67%)	1.60%(c),(e)	1.57%(c),(d),(e)	(0.03%)	62%	$2,048
Year Ended 4/30/2018	$40.61	9.77%	1.60%(e)	1.58%(d),(e)	(0.31%)	51%	$3,790
Year Ended 4/30/2017	$41.63	25.71%	1.63%(e)	1.62%(d),(e)	(0.15%)	50%	$3,032
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2021	23

Notes to Financial Statements
April 30, 2021
Note 1. Organization
Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
24	Columbia Small Cap Value Fund I | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Small Cap Value Fund I | Annual Report 2021	25

Notes to Financial Statements  (continued)
April 30, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 8, 2020, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.85% to 0.73% as the Fund’s net assets increase. Prior to July 8, 2020, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.87% to 0.75% as the Fund’s net assets increased. The effective management services fee rate for the year ended April 30, 2021 was 0.83% of the Fund’s average daily net assets.
26	Columbia Small Cap Value Fund I | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended April 30, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Advisor Class	0.19
Class C	0.19
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $4,153.
Columbia Small Cap Value Fund I | Annual Report 2021	27

Notes to Financial Statements  (continued)
April 30, 2021
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	117,224
Class C	—	1.00(b)	66

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 11, 2020 through August 31, 2021	Prior to July 11, 2020
Class A	1.31%	1.32%
Advisor Class	1.06	1.07
Class C	2.06	2.07
Institutional Class	1.06	1.07
Institutional 2 Class	0.93	0.94
Institutional 3 Class	0.88	0.89
Class R	1.56	1.57
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to
28	Columbia Small Cap Value Fund I | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reorganization (see Fund reorganization note) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the reorganization.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward, re-characterization of distributions for investments, earnings and profits distributed to shareholders on the redemption of shares, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(715,594)	(9,865,206)	10,580,800
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2021			Year Ended April 30, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,371,513	443,610	4,815,123	3,081,220	17,516,830	20,598,050
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,753,236	33,360,535	(7,621,188)	426,578,749
At April 30, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
660,695,410	432,855,083	(6,276,334)	426,578,749
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Small Cap Value Fund I | Annual Report 2021	29

Notes to Financial Statements  (continued)
April 30, 2021
The following capital loss carryforwards, determined at April 30, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(7,621,188)	—	(7,621,188)	478,325
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
The Fund acquired $8,099,513 of capital loss carryforward in connection with the Columbia Disciplined Small Core Fund (the Acquired Fund) merger (Note 9). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital losses as a result of the merger. The yearly utilization of the acquired capital loss carryforward and unrealized losses may be limited by the Internal Revenue Code.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $425,556,639 and $295,613,646, respectively, for the year ended April 30, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Transactions to realign the portfolio for the Fund following the reorganization as described in  Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $16,396,105 and $23,588,407, respectively.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	566,667	0.62	6
30	Columbia Small Cap Value Fund I | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2021.
Note 9. Fund reorganization
At the close of business on July 10, 2020, the Fund acquired the assets and assumed the identified liabilities of Columbia Disciplined Small Core Fund (the Acquired Fund), a series of Columbia Funds Series Trust I. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in February 2020. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $437,882,159 and the combined net assets immediately after the reorganization were $505,293,532.
The reorganization was accomplished by a tax-free exchange of 16,812,075 shares of the Acquired Fund valued at $67,411,373 (including $(3,143,694) of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	749,058
Advisor Class	23,850
Class C	97,768
Institutional Class	1,392,865(a)
Institutional 2 Class	14,915
Institutional 3 Class	6,037

(a)	1,101,599 shares of Institutional Class were issued in exchange of Class V shares of the Acquired Fund.
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Columbia Small Cap Value Fund I | Annual Report 2021	31

Notes to Financial Statements  (continued)
April 30, 2021
Assuming the reorganization had been completed on May 1, 2020, the Fund’s pro-forma results of operations for the year ended April 30, 2021 would have been approximately:
($)
Net investment income	5,436,000
Net realized gain	63,659,000
Net change in unrealized appreciation	403,525,000
Net increase in net assets from operations	472,620,000
Note 10. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
32	Columbia Small Cap Value Fund I | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At April 30, 2021, two unaffiliated shareholders of record owned 33.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Small Cap Value Fund I | Annual Report 2021	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Value Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund I (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Small Cap Value Fund I | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	81.79%	$36,755,496
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Small Cap Value Fund I | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
36	Columbia Small Cap Value Fund I | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Small Cap Value Fund I | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
38	Columbia Small Cap Value Fund I | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Small Cap Value Fund I | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
40	Columbia Small Cap Value Fund I | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Small Cap Value Fund I | Annual Report 2021	41

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
42	Columbia Small Cap Value Fund I | Annual Report 2021

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Columbia Small Cap Value Fund I
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN287_04_L01_(06/21)

Annual Report
April 30, 2021
Columbia U.S. Treasury Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia U.S. Treasury Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia U.S. Treasury Index Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return that corresponds to the total return of the FTSE USBIG Treasury Index, before fees and expenses.
Portfolio management
Alan Erickson, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2021)
		Inception	1 Year	5 Years	10 Years
Class A		11/25/02	-4.66	2.05	2.45
Class C	Excluding sales charges	11/25/02	-5.22	1.35	1.77
	Including sales charges		-6.16	1.35	1.77
Institutional Class		06/04/91	-4.44	2.22	2.65
Institutional 2 Class*		11/08/12	-4.45	2.20	2.64
Institutional 3 Class*		03/01/17	-4.49	2.20	2.63
FTSE USBIG Treasury Index			-4.34	2.39	2.83
Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE USBIG Treasury Index tracks the performance of US Dollar-denominated bonds issued in the US investment-grade bond market. The index includes fixed-rate U.S. Treasury bonds with USD 5 billion public amount outstanding and greater than one year to maturity. The index excludes U.S. Federal Reserve purchases, inflation-indexed securities and STRIPS.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia U.S. Treasury Index Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2011 — April 30, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2021)
Money Market Funds	0.5
U.S. Treasury Obligations	99.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2021)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia U.S. Treasury Index Fund | Annual Report 2021

Manager Discussion of Fund Performance
At April 30, 2021, approximately 79.49% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended April 30, 2021, the Fund’s Class A shares returned -4.66%. The Fund closely tracked its benchmark, the unmanaged FTSE USBIG Treasury Index, which returned -4.34% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
U.S. Treasury rates were influenced by a number of powerful factors during the 12 months ended April 30, 2021. Rates moved steadily higher over the latter half of 2020 and accelerated their move upward at the beginning of this year due to the rapid approval and deployment of COVID-19 vaccines, as well as large fiscal stimulus packages from Washington that were approved in rapid succession over only a few months. This environment pressured interest rates higher and further out the yield curve as the market began to “price in” improving economic growth and higher inflation. The very front end of the yield curve (three-year maturities and under) was anchored at very low levels.
The U.S. Federal Reserve (Fed) has now altered its strategy to accept inflation in excess of its long-term target of 2% as long as it is making up for previous inflation that ran below 2%. The new strategy is called “flexible average inflation targeting.” Prior to the strategy change, the Fed would adjust its policy rate preemptively in attempting to keep inflation at approximately 2%. Whereas Fed officials previously believed that its inflation target/full employment mandates were symmetrical, they now believe the trade-off between the two is asymmetrical, and they will tolerate higher inflation if employment continues to improve. The current environment for Treasury securities has no recent historical precedent, and the Fed’s recent acceptance of higher inflation has created additional market uncertainty. Since Treasury rates peaked in March 2021, we have seen increased stability for these rates, and buyers have now stepped in at higher rate levels. It is notable that as of period end 10-year Treasury yields were approximately equal to their pre-COVID levels (February 2020), with 30-year Treasury yields approximately 20 basis points higher than February of last year.
The Fund’s notable contributors during the period
•	The Fund attempts to match the return of the unmanaged FTSE USBIG Treasury Index benchmark.
•	Short-term Treasury yields were anchored by the Fed’s commitment to keep short rates low in order to assist in stimulating the economy to make up for significant disruptions in the labor market as well as depressed U.S. economic activity.
The Fund’s notable detractors during the period
•	Treasury returns were negatively impacted by the significant move higher in rates, along with the steepening of the yield curve.
•	Three-year Treasuries moved 13 basis points higher than late July/early August 2020, whereas 10-year Treasury yields rose 100 basis points over the same period.
•	From their low point in the summer of 2020, five-year Treasury yields moved higher by 60 basis points, while 30-year Treasury yields increased by 100 basis points during the same period.
•	The yield curve steepening that we saw over the 12-month period was unusual, as most historical steepening environments are due to the Fed lowering rates and pushing the front end of the curve lower.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively
Columbia U.S. Treasury Index Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia U.S. Treasury Index Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2020 — April 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	964.40	1,023.34	1.57	1.61	0.32
Class C	1,000.00	1,000.00	961.30	1,020.09	4.74	4.89	0.97
Institutional Class	1,000.00	1,000.00	965.20	1,024.08	0.83	0.86	0.17
Institutional 2 Class	1,000.00	1,000.00	965.10	1,024.08	0.83	0.86	0.17
Institutional 3 Class	1,000.00	1,000.00	964.60	1,024.08	0.83	0.86	0.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia U.S. Treasury Index Fund | Annual Report 2021	7

Portfolio of Investments
April 30, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
U.S. Treasury Obligations 99.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
05/15/2022	2.125%	11,627,000	11,872,711
05/31/2022	0.125%	10,681,000	10,686,424
05/31/2022	1.750%	3,487,000	3,549,793
05/31/2022	1.875%	2,679,000	2,730,696
06/15/2022	1.750%	2,956,000	3,010,963
06/30/2022	0.125%	3,936,000	3,937,538
06/30/2022	1.750%	4,977,000	5,072,652
06/30/2022	2.125%	3,763,000	3,851,636
07/15/2022	1.750%	4,781,000	4,876,060
07/31/2022	0.125%	5,270,000	5,271,853
07/31/2022	1.875%	2,811,000	2,873,369
07/31/2022	2.000%	2,630,000	2,692,257
08/15/2022	1.500%	5,166,000	5,259,230
08/15/2022	1.625%	6,041,000	6,159,696
08/31/2022	0.125%	4,920,000	4,921,345
08/31/2022	1.625%	5,252,000	5,357,655
08/31/2022	1.875%	5,303,000	5,427,082
09/15/2022	1.500%	5,201,000	5,299,535
09/30/2022	0.125%	9,509,000	9,510,114
09/30/2022	1.750%	4,941,000	5,054,875
09/30/2022	1.875%	2,485,000	2,546,543
10/15/2022	1.375%	5,539,000	5,639,611
10/31/2022	1.875%	4,226,000	4,336,107
10/31/2022	2.000%	6,441,000	6,621,147
11/30/2022	0.125%	6,959,000	6,958,728
11/30/2022	2.000%	3,927,000	4,042,509
12/15/2022	1.625%	4,795,000	4,910,380
12/31/2022	2.125%	6,873,000	7,098,789
01/15/2023	1.500%	2,792,000	2,856,347
01/31/2023	0.125%	3,958,000	3,956,609
01/31/2023	1.750%	3,340,000	3,433,024
01/31/2023	2.375%	1,475,000	1,532,156
02/15/2023	1.375%	3,053,000	3,119,665
02/28/2023	1.500%	2,065,000	2,115,496
02/28/2023	2.625%	2,928,000	3,059,531
03/15/2023	0.500%	5,584,000	5,619,554
03/31/2023	1.500%	4,328,000	4,438,229
03/31/2023	2.500%	4,278,000	4,469,173
04/15/2023	0.250%	5,022,000	5,030,239
04/30/2023	2.750%	3,348,000	3,519,585
05/15/2023	0.125%	12,058,000	12,044,812
05/15/2023	1.750%	4,330,000	4,467,680
05/31/2023	1.625%	7,274,000	7,491,083
05/31/2023	2.750%	3,539,000	3,727,286
06/15/2023	0.250%	6,948,000	6,957,228
06/30/2023	1.375%	6,823,000	6,996,240
06/30/2023	2.625%	6,836,000	7,195,424
07/15/2023	0.125%	6,693,000	6,682,019
07/31/2023	1.250%	3,432,000	3,512,169
07/31/2023	2.750%	4,617,000	4,879,953
08/15/2023	0.125%	9,193,000	9,175,045
08/15/2023	2.500%	10,669,000	11,224,121
08/31/2023	1.375%	5,465,000	5,611,872
08/31/2023	2.750%	1,832,000	1,939,630
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/15/2023	0.125%	7,282,000	7,265,502
09/30/2023	1.375%	4,418,000	4,539,495
09/30/2023	2.875%	1,967,000	2,092,243
10/15/2023	0.125%	5,403,000	5,388,648
10/31/2023	1.625%	4,343,000	4,492,291
10/31/2023	2.875%	3,399,000	3,621,263
11/15/2023	0.250%	7,045,000	7,045,550
11/15/2023	2.750%	5,496,000	5,843,364
11/30/2023	2.125%	3,030,000	3,175,819
11/30/2023	2.875%	4,657,000	4,970,256
12/15/2023	0.125%	6,963,000	6,937,433
12/31/2023	2.250%	3,622,000	3,811,872
12/31/2023	2.625%	5,549,000	5,894,945
01/15/2024	0.125%	8,061,000	8,027,622
01/31/2024	2.250%	2,818,000	2,969,688
01/31/2024	2.500%	5,542,000	5,877,551
02/15/2024	0.125%	2,172,000	2,162,328
02/15/2024	2.750%	6,184,000	6,605,768
02/29/2024	2.125%	4,896,000	5,147,303
02/29/2024	2.375%	7,373,000	7,802,708
03/15/2024	0.250%	6,923,000	6,911,642
03/31/2024	2.125%	6,657,000	7,004,932
04/30/2024	2.000%	3,166,000	3,322,321
04/30/2024	2.250%	9,466,000	10,003,639
05/15/2024	2.500%	3,886,000	4,139,501
05/31/2024	2.000%	6,944,000	7,292,285
06/30/2024	1.750%	2,038,000	2,125,570
06/30/2024	2.000%	2,523,000	2,651,318
07/31/2024	1.750%	5,053,000	5,272,884
07/31/2024	2.125%	7,678,000	8,105,089
08/15/2024	2.375%	6,973,000	7,421,342
08/31/2024	1.250%	6,494,000	6,670,556
09/30/2024	1.500%	4,452,000	4,610,255
10/31/2024	1.500%	4,952,000	5,128,802
10/31/2024	2.250%	3,416,000	3,626,831
11/15/2024	2.250%	2,075,000	2,204,039
11/30/2024	1.500%	2,174,000	2,251,449
11/30/2024	2.125%	346,000	366,084
12/31/2024	1.750%	1,636,000	1,709,237
12/31/2024	2.250%	1,789,000	1,902,350
01/31/2025	1.375%	6,343,000	6,539,732
01/31/2025	2.500%	2,209,000	2,371,051
02/15/2025	2.000%	17,173,000	18,116,173
02/28/2025	1.125%	3,322,000	3,393,112
02/28/2025	2.750%	5,138,000	5,566,702
03/31/2025	0.500%	3,215,000	3,204,702
03/31/2025	2.625%	3,771,000	4,070,323
04/30/2025	0.375%	4,205,000	4,167,549
04/30/2025	2.875%	5,744,000	6,261,858
05/15/2025	2.125%	5,903,000	6,260,869
05/31/2025	0.250%	2,765,000	2,722,445
05/31/2025	2.875%	8,714,000	9,509,152
06/30/2025	0.250%	6,823,000	6,710,527
06/30/2025	2.750%	3,280,000	3,564,438
07/31/2025	0.250%	9,257,000	9,092,833
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Treasury Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/31/2025	2.875%	2,468,000	2,696,676
08/15/2025	2.000%	10,216,000	10,793,044
08/31/2025	0.250%	8,883,000	8,712,974
08/31/2025	2.750%	4,848,000	5,275,230
09/30/2025	0.250%	6,177,000	6,052,977
09/30/2025	3.000%	3,564,000	3,920,122
10/31/2025	0.250%	7,432,000	7,272,328
10/31/2025	3.000%	3,111,000	3,424,287
11/15/2025	2.250%	6,847,000	7,310,777
11/30/2025	0.375%	4,687,000	4,606,442
11/30/2025	2.875%	3,722,000	4,078,789
12/31/2025	0.375%	7,714,000	7,571,171
01/31/2026	0.375%	6,744,000	6,610,174
01/31/2026	2.625%	4,569,000	4,960,578
02/15/2026	1.625%	5,126,000	5,323,031
02/15/2026	6.000%	2,388,000	2,969,515
02/28/2026	2.500%	4,259,000	4,600,718
03/31/2026	0.750%	2,534,000	2,524,102
03/31/2026	2.250%	6,048,000	6,461,910
04/30/2026	2.375%	6,787,000	7,294,965
05/15/2026	1.625%	5,906,000	6,127,936
05/31/2026	2.125%	4,135,000	4,393,438
07/31/2026	1.875%	3,061,000	3,212,615
08/15/2026	1.500%	8,703,000	8,959,331
08/31/2026	1.375%	5,002,000	5,116,499
10/31/2026	1.625%	2,647,000	2,738,818
11/15/2026	2.000%	8,262,000	8,713,183
11/30/2026	1.625%	3,260,000	3,371,553
12/31/2026	1.750%	2,844,000	2,960,204
01/31/2027	1.500%	6,535,000	6,705,523
02/15/2027	2.250%	5,499,000	5,871,901
02/28/2027	1.125%	5,093,000	5,113,292
03/31/2027	0.625%	2,295,000	2,235,473
04/30/2027	0.500%	3,196,000	3,084,390
05/15/2027	2.375%	5,797,000	6,230,869
05/31/2027	0.500%	5,916,000	5,698,310
06/30/2027	0.500%	7,037,000	6,766,515
07/31/2027	0.375%	9,213,000	8,773,943
08/15/2027	2.250%	7,510,000	8,008,711
08/31/2027	0.500%	4,638,000	4,445,233
09/30/2027	0.375%	9,622,000	9,131,128
10/31/2027	0.500%	13,366,000	12,764,530
11/15/2027	2.250%	8,740,000	9,310,831
11/30/2027	0.625%	3,745,000	3,600,466
12/31/2027	0.625%	5,653,000	5,426,880
01/31/2028	0.750%	10,850,000	10,487,203
02/15/2028	2.750%	8,150,000	8,942,078
03/31/2028	1.250%	1,292,000	1,288,366
05/15/2028	2.875%	7,901,000	8,739,247
08/15/2028	2.875%	7,563,000	8,371,296
11/15/2028	3.125%	7,800,000	8,778,656
11/15/2028	5.250%	2,293,000	2,932,890
02/15/2029	2.625%	9,624,000	10,485,649
02/15/2029	5.250%	6,351,000	8,161,035
05/15/2029	2.375%	6,437,000	6,892,619
08/15/2029	1.625%	6,694,000	6,777,675
11/15/2029	1.750%	5,207,000	5,316,022
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2030	1.500%	9,114,000	9,086,943
05/15/2030	0.625%	10,649,000	9,798,744
05/15/2030	6.250%	1,377,000	1,930,597
08/15/2030	0.625%	18,800,000	17,228,437
11/15/2030	0.875%	15,473,000	14,469,673
02/15/2031	1.125%	9,509,000	9,079,609
02/15/2031	5.375%	1,250,000	1,681,641
02/15/2036	4.500%	1,132,000	1,514,934
05/15/2038	4.500%	2,722,000	3,702,345
02/15/2039	3.500%	2,814,000	3,424,286
05/15/2039	4.250%	1,608,000	2,143,916
08/15/2039	4.500%	751,000	1,032,742
11/15/2039	4.375%	2,197,000	2,981,054
02/15/2040	4.625%	3,245,000	4,544,014
05/15/2040	1.125%	7,898,000	6,608,405
05/15/2040	4.375%	3,156,000	4,300,543
08/15/2040	1.125%	10,530,000	8,779,387
11/15/2040	1.375%	11,452,000	9,981,134
02/15/2041	1.875%	6,321,000	6,015,814
02/15/2041	4.750%	1,371,000	1,962,672
05/15/2041	4.375%	852,000	1,168,039
08/15/2041	3.750%	2,049,000	2,596,467
02/15/2042	3.125%	568,000	660,478
08/15/2042	2.750%	2,255,000	2,470,282
11/15/2042	2.750%	3,844,000	4,206,778
02/15/2043	3.125%	3,419,000	3,968,711
05/15/2043	2.875%	4,744,000	5,294,749
08/15/2043	3.625%	2,765,000	3,461,434
11/15/2043	3.750%	3,315,000	4,227,143
02/15/2044	3.625%	4,205,000	5,272,019
05/15/2044	3.375%	2,968,000	3,584,788
08/15/2044	3.125%	4,226,000	4,909,423
11/15/2044	3.000%	3,709,000	4,221,885
02/15/2045	2.500%	4,663,000	4,868,463
05/15/2045	3.000%	2,242,000	2,553,078
08/15/2045	2.875%	3,801,000	4,239,897
11/15/2045	3.000%	1,180,000	1,345,938
02/15/2046	2.500%	3,459,000	3,606,548
05/15/2046	2.500%	4,493,000	4,683,953
08/15/2046	2.250%	5,302,000	5,267,206
11/15/2046	2.875%	4,526,000	5,053,562
02/15/2047	3.000%	4,515,000	5,160,504
05/15/2047	3.000%	4,533,000	5,183,910
08/15/2047	2.750%	4,820,000	5,268,109
11/15/2047	2.750%	4,171,000	4,562,031
02/15/2048	3.000%	4,880,000	5,591,413
05/15/2048	3.125%	4,976,000	5,834,360
08/15/2048	3.000%	5,921,000	6,793,422
11/15/2048	3.375%	4,863,000	5,970,852
02/15/2049	3.000%	6,007,000	6,907,111
05/15/2049	2.875%	6,222,000	6,992,945
08/15/2049	2.250%	6,119,000	6,067,371
11/15/2049	2.375%	5,329,000	5,431,417
02/15/2050	2.000%	7,348,000	6,895,639
05/15/2050	1.250%	9,776,000	7,590,147
08/15/2050	1.375%	10,576,000	8,483,935
11/15/2050	1.625%	13,110,000	11,221,341

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
April 30, 2021
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2051	1.875%	3,355,000	3,053,050
Total U.S. Treasury Obligations (Cost $1,204,616,032)			1,225,896,115

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.054%(a),(b)	5,962,033	5,961,437
Total Money Market Funds (Cost $5,961,242)		5,961,437
Total Investments in Securities (Cost: $1,210,577,274)		1,231,857,552
Other Assets & Liabilities, Net		6,397,802
Net Assets		1,238,255,354
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at April 30, 2021.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.054%
	12,559,865	217,055,672	(223,652,092)	(2,008)	5,961,437	(1,701)	9,474	5,962,033
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Treasury Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
U.S. Treasury Obligations	1,225,896,115	—	—	1,225,896,115
Money Market Funds	5,961,437	—	—	5,961,437
Total Investments in Securities	1,231,857,552	—	—	1,231,857,552
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2021	11

Statement of Assets and Liabilities
April 30, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,204,616,032)	$1,225,896,115
Affiliated issuers (cost $5,961,242)	5,961,437
Receivable for:
Investments sold	24,952,087
Capital shares sold	1,885,466
Dividends	222
Interest	5,703,837
Expense reimbursement due from Investment Manager	7,814
Trustees’ deferred compensation plan	139,372
Total assets	1,264,546,350
Liabilities
Payable for:
Investments purchased	24,134,446
Capital shares purchased	718,576
Distributions to shareholders	1,279,994
Management services fees	13,550
Distribution and/or service fees	347
Compensation of board members	4,711
Trustees’ deferred compensation plan	139,372
Total liabilities	26,290,996
Net assets applicable to outstanding capital stock	$1,238,255,354
Represented by
Paid in capital	1,218,128,970
Total distributable earnings (loss)	20,126,384
Total - representing net assets applicable to outstanding capital stock	$1,238,255,354
Class A
Net assets	$48,338,479
Shares outstanding	4,194,475
Net asset value per share	$11.52
Class C
Net assets	$6,680,058
Shares outstanding	579,700
Net asset value per share	$11.52
Institutional Class
Net assets	$537,273,039
Shares outstanding	46,602,866
Net asset value per share	$11.53
Institutional 2 Class
Net assets	$53,191,341
Shares outstanding	4,623,490
Net asset value per share	$11.50
Institutional 3 Class
Net assets	$592,772,437
Shares outstanding	51,130,288
Net asset value per share	$11.59
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Treasury Index Fund | Annual Report 2021

Statement of Operations
Year Ended April 30, 2021
Net investment income
Income:
Dividends — affiliated issuers	$9,474
Interest	17,930,645
Total income	17,940,119
Expenses:
Management services fees	4,744,922
Distribution and/or service fees
Class A	139,980
Class C	87,425
Compensation of board members	32,427
Other	1,094
Total expenses	5,005,848
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,758,251)
Fees waived by distributor
Class A	(56,054)
Class C	(16,036)
Expense reduction	(560)
Total net expenses	2,174,947
Net investment income	15,765,172
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,879,884
Investments — affiliated issuers	(1,701)
Net realized gain	4,878,183
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(77,709,763)
Investments — affiliated issuers	(2,008)
Net change in unrealized appreciation (depreciation)	(77,711,771)
Net realized and unrealized loss	(72,833,588)
Net decrease in net assets resulting from operations	$(57,068,416)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment income	$15,765,172	$18,899,109
Net realized gain	4,878,183	13,906,991
Net change in unrealized appreciation (depreciation)	(77,711,771)	92,971,205
Net increase (decrease) in net assets resulting from operations	(57,068,416)	125,777,305
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,007,331)	(691,605)
Class C	(102,605)	(44,719)
Institutional Class	(10,927,800)	(9,616,113)
Institutional 2 Class	(1,056,029)	(796,599)
Institutional 3 Class	(9,468,987)	(7,744,004)
Total distributions to shareholders	(22,562,752)	(18,893,040)
Increase in net assets from capital stock activity	210,255,941	157,956,007
Total increase in net assets	130,624,773	264,840,272
Net assets at beginning of year	1,107,630,581	842,790,309
Net assets at end of year	$1,238,255,354	$1,107,630,581
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Treasury Index Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2021		April 30, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,503,519	30,279,238	3,489,419	41,663,933
Distributions reinvested	52,006	623,745	30,276	352,443
Redemptions	(2,581,410)	(30,736,169)	(2,544,507)	(29,862,330)
Net increase (decrease)	(25,885)	166,814	975,188	12,154,046
Class C
Subscriptions	463,270	5,632,251	505,393	5,939,164
Distributions reinvested	8,523	102,314	3,750	43,694
Redemptions	(454,200)	(5,406,784)	(201,633)	(2,338,843)
Net increase	17,593	327,781	307,510	3,644,015
Institutional Class
Subscriptions	13,476,919	162,645,987	28,352,853	326,628,841
Distributions reinvested	877,042	10,532,133	795,276	9,247,081
Redemptions	(15,064,561)	(180,968,131)	(11,201,780)	(129,793,821)
Net increase (decrease)	(710,600)	(7,790,011)	17,946,349	206,082,101
Institutional 2 Class
Subscriptions	3,633,451	43,793,657	2,670,305	31,549,517
Distributions reinvested	24,726	296,679	10,018	117,091
Redemptions	(3,212,716)	(38,649,751)	(1,766,617)	(20,768,799)
Net increase	445,461	5,440,585	913,706	10,897,809
Institutional 3 Class
Subscriptions	31,328,526	377,853,939	22,455,255	267,873,940
Distributions reinvested	785,573	9,460,633	664,076	7,740,810
Redemptions	(14,582,431)	(175,203,800)	(29,735,701)	(350,436,714)
Net increase (decrease)	17,531,668	212,110,772	(6,616,370)	(74,821,964)
Total net increase	17,258,237	210,255,941	13,526,383	157,956,007
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2021	$12.30	0.14	(0.71)	(0.57)	(0.14)	(0.07)	(0.21)
Year Ended 4/30/2020	$11.00	0.21	1.30	1.51	(0.21)	—	(0.21)
Year Ended 4/30/2019	$10.75	0.21	0.25	0.46	(0.21)	—	(0.21)
Year Ended 4/30/2018	$11.06	0.16	(0.31)	(0.15)	(0.16)	—	(0.16)
Year Ended 4/30/2017	$11.34	0.14	(0.25)	(0.11)	(0.14)	(0.03)	(0.17)
Class C
Year Ended 4/30/2021	$12.29	0.06	(0.70)	(0.64)	(0.06)	(0.07)	(0.13)
Year Ended 4/30/2020	$11.00	0.13	1.29	1.42	(0.13)	—	(0.13)
Year Ended 4/30/2019	$10.75	0.13	0.25	0.38	(0.13)	—	(0.13)
Year Ended 4/30/2018	$11.06	0.09	(0.31)	(0.22)	(0.09)	—	(0.09)
Year Ended 4/30/2017	$11.34	0.06	(0.24)	(0.18)	(0.07)	(0.03)	(0.10)
Institutional Class
Year Ended 4/30/2021	$12.30	0.16	(0.70)	(0.54)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$11.01	0.23	1.29	1.52	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.75	0.22	0.27	0.49	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.06	0.18	(0.31)	(0.13)	(0.18)	—	(0.18)
Year Ended 4/30/2017	$11.34	0.16	(0.25)	(0.09)	(0.16)	(0.03)	(0.19)
Institutional 2 Class
Year Ended 4/30/2021	$12.27	0.16	(0.70)	(0.54)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$10.98	0.23	1.29	1.52	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.73	0.23	0.25	0.48	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.04	0.18	(0.31)	(0.13)	(0.18)	—	(0.18)
Year Ended 4/30/2017	$11.32	0.16	(0.25)	(0.09)	(0.16)	(0.03)	(0.19)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Treasury Index Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2021	$11.52	(4.66%)	0.65%	0.32%(c)	1.20%	40%	$48,338
Year Ended 4/30/2020	$12.30	13.88%	0.65%	0.33%(c)	1.83%	54%	$51,890
Year Ended 4/30/2019	$11.00	4.32%	0.65%	0.35%(c)	1.93%	50%	$35,707
Year Ended 4/30/2018	$10.75	(1.35%)	0.65%	0.35%(c)	1.49%	27%	$45,074
Year Ended 4/30/2017	$11.06	(0.94%)	0.65%	0.35%(c)	1.27%	50%	$48,312
Class C
Year Ended 4/30/2021	$11.52	(5.22%)	1.40%	0.99%(c)	0.53%	40%	$6,680
Year Ended 4/30/2020	$12.29	13.00%	1.41%	1.03%(c)	1.12%	54%	$6,910
Year Ended 4/30/2019	$11.00	3.59%	1.40%	1.05%(c)	1.23%	50%	$2,801
Year Ended 4/30/2018	$10.75	(2.03%)	1.41%	1.05%(c)	0.78%	27%	$4,143
Year Ended 4/30/2017	$11.06	(1.63%)	1.40%	1.05%(c)	0.56%	50%	$6,938
Institutional Class
Year Ended 4/30/2021	$11.53	(4.44%)	0.40%	0.17%(c)	1.35%	40%	$537,273
Year Ended 4/30/2020	$12.30	13.95%	0.40%	0.18%(c)	1.98%	54%	$581,931
Year Ended 4/30/2019	$11.01	4.57%	0.40%	0.20%(c)	2.08%	50%	$323,226
Year Ended 4/30/2018	$10.75	(1.20%)	0.40%	0.20%(c)	1.64%	27%	$392,889
Year Ended 4/30/2017	$11.06	(0.79%)	0.40%	0.20%(c)	1.42%	50%	$380,519
Institutional 2 Class
Year Ended 4/30/2021	$11.50	(4.45%)	0.40%	0.17%	1.35%	40%	$53,191
Year Ended 4/30/2020	$12.27	13.98%	0.40%	0.18%	1.98%	54%	$51,284
Year Ended 4/30/2019	$10.98	4.48%	0.40%	0.20%	2.10%	50%	$35,855
Year Ended 4/30/2018	$10.73	(1.20%)	0.40%	0.20%	1.65%	27%	$30,710
Year Ended 4/30/2017	$11.04	(0.80%)	0.41%	0.20%	1.45%	50%	$24,839
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2021	$12.37	0.16	(0.71)	(0.55)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$11.07	0.23	1.30	1.53	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.81	0.23	0.26	0.49	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.13	0.18	(0.32)	(0.14)	(0.18)	—	(0.18)
Year Ended 4/30/2017(d)	$11.02	0.03	0.11(e)	0.14	(0.03)	—	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Treasury Index Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2021	$11.59	(4.49%)	0.40%	0.17%	1.33%	40%	$592,772
Year Ended 4/30/2020	$12.37	13.97%	0.40%	0.18%	2.00%	54%	$415,616
Year Ended 4/30/2019	$11.07	4.56%	0.40%	0.20%	2.10%	50%	$445,200
Year Ended 4/30/2018	$10.81	(1.27%)	0.40%	0.20%	1.66%	27%	$401,768
Year Ended 4/30/2017(d)	$11.13	1.24%	0.40%(f)	0.20%(f)	1.52%(f)	50%	$252,341
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2021	19

Notes to Financial Statements
April 30, 2021
Note 1. Organization
Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
20	Columbia U.S. Treasury Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia U.S. Treasury Index Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
April 30, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $560.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
22	Columbia U.S. Treasury Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Effective September 1, 2020, the Distributor has contractually agreed to waive a portion of the service fee for Class A and Class C shares through August 31, 2021 so that the service fee does not exceed 0.15% annually of the average daily net assets attributable to each share class. This arrangement may be modified or terminated at the sole discretion of the Board of Trustees. Prior to September 1, 2020, this was a voluntary waiver.
Effective September 1, 2020, the Distributor has contractually agreed to waive a portion of the distribution fee for Class C shares through August 31, 2021 so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated at the sole discretion of the Board of Trustees. Prior to September 1, 2020, the Distributor voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.70% annually of the average daily net assets attributable to Class C shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class C	—	1.00(a)	4,858

(a)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through August 31, 2021
Class A	0.42%
Class C	1.17
Institutional Class	0.17
Institutional 2 Class	0.17
Institutional 3 Class	0.17
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia U.S. Treasury Index Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
April 30, 2021
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class A and Class C distribution and service fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, distributions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(20,183)	20,183	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2021			Year Ended April 30, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
19,038,808	3,523,944	22,562,752	18,893,040	—	18,893,040
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,257,571	2,528,218	—	19,700,292
At April 30, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,212,157,260	39,391,961	(19,691,669)	19,700,292
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2021, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2021.
24	Columbia U.S. Treasury Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Late year ordinary losses ($)	Post-October capital losses ($)
—	1,937,028
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $678,923,512 and $473,006,492, respectively, for the year ended April 30, 2021, of which $678,923,512 and $473,006,492, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
Columbia U.S. Treasury Index Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
April 30, 2021
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
26	Columbia U.S. Treasury Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At April 30, 2021, affiliated shareholders of record owned 83.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia U.S. Treasury Index Fund | Annual Report 2021	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Treasury Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Treasury Index Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers and/or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia U.S. Treasury Index Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Section 163(j) Interest Dividends
$6,354,770	84.97%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia U.S. Treasury Index Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
30	Columbia U.S. Treasury Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia U.S. Treasury Index Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
32	Columbia U.S. Treasury Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia U.S. Treasury Index Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
34	Columbia U.S. Treasury Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia U.S. Treasury Index Fund | Annual Report 2021	35

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
36	Columbia U.S. Treasury Index Fund | Annual Report 2021

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Columbia U.S. Treasury Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN237_04_L01_(06/21)

Annual Report
April 30, 2021
Columbia Corporate Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Corporate Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Corporate Income Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2011
Royce Wilson, CFA
Portfolio Manager
Managed Fund since 2020
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended April 30, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	5.47	5.04	4.78
	Including sales charges		0.47	4.02	4.27
Advisor Class*		11/08/12	5.83	5.30	5.05
Class C	Excluding sales charges	07/15/02	4.96	4.42	4.15
	Including sales charges		3.97	4.42	4.15
Institutional Class		03/05/86	5.73	5.30	5.04
Institutional 2 Class*		11/08/12	5.94	5.43	5.15
Institutional 3 Class*		11/08/12	5.99	5.46	5.19
Blended Benchmark			6.66	5.23	5.18
Bloomberg Barclays U.S. Corporate Bond Index			4.46	4.85	4.98
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Bloomberg Barclays U.S. Corporate Bond Index and a 15% weighting in the ICE Bank of America (ICE BofA) U.S. Cash Pay High Yield Constrained Index, which tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The Bloomberg Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable, corporate bond market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Corporate Income Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2011 — April 30, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2021)
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	96.5
Foreign Government Obligations	0.0(a)
Money Market Funds	0.7
Senior Loans	0.1
U.S. Treasury Obligations	2.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2021)
AAA rating	3.9
AA rating	5.3
A rating	29.8
BBB rating	46.7
BB rating	6.7
B rating	5.8
CCC rating	1.7
Not rated	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Corporate Income Fund | Annual Report 2021

Manager Discussion of Fund Performance
At April 30, 2021, approximately 64.75% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2021, the Fund’s Class A shares returned 5.47% excluding sales charges. The Fund underperformed its Blended Benchmark, which returned 6.66%, but outperformed the Bloomberg Barclays U.S. Corporate Bond Index, which returned 4.46% for the same time period.
Market overview
The Federal Reserve’s (Fed’s) intervention to stabilize credit markets was one of the most notable developments during the 12-month period ended April 30, 2021. Quick and decisive actions by the Fed in March 2020 put a floor under the economy and calmed the capital markets. Corporations were therefore able to access liquidity and, while record bond issuance last year resulted in total debt increasing, cash positions also grew by a substantial amount.
While primary and secondary market purchase programs ended on 12/31/20 and the number of bonds and ETFs purchased was minimal compared to the overall market size, the Fed’s message that it would do whatever was needed to ensure markets were functioning properly was powerful. Investor sentiment was also supported by three rounds of fiscal stimulus during the period.
Broad reopening activity, in conjunction with record fiscal stimulus and a proposed $2.2 trillion infrastructure plan, led to sharply higher rates over the last few months of the period and to sharply negative total returns for the investment-grade corporate market.
Higher quality sectors materially underperformed versus lower quality sectors during the reporting period. Airlines, midstream and energy were the strongest performing sectors during the period while banking, packaging and health insurance lagged.
The success of the COVID-19 vaccines rollout in the U.S., along with those previously infected by COVID-19, may enable the U.S. to reach herd immunity by the third quarter of 2021. Moreover, we think the meaningful drop in COVID-19 cases and hospitalization rates (both from January 2021 peaks) may allow for activity to return to normal over the coming months.
The Fund’s most notable detractors during the period:
•	The Fund’s security selection detracted from performance.
•	Selection in a life insurance company and an energy company were the primary drivers of underperformance during the period.
•	Defensive positioning within the portfolio’s high-yield allocation was a notable detractor, given the strong risk rally during the period.
The Fund’s most notable contributors during the period:
•	The Fund’s relative overweight to credit within investment grade and high yield contributed to performance.
•	The Fund’s sector allocation contributed slightly to performance as positive performance in the midstream, finance companies and life insurance sectors was mostly offset by negative performance in the electric, natural gas, and food & beverage sectors.
Derivatives usage
Futures contracts were used in the Fund during the time period for the purposes of managing duration closely to that of the benchmarks. On a stand-alone basis, the use of these derivatives had a positive impact on the Fund’s performance.
Columbia Corporate Income Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Corporate Income Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2020 — April 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.00	1,020.64	4.30	4.33	0.86
Advisor Class	1,000.00	1,000.00	1,006.20	1,021.84	3.10	3.13	0.62
Class C	1,000.00	1,000.00	1,002.20	1,017.85	7.09	7.14	1.42
Institutional Class	1,000.00	1,000.00	1,005.30	1,021.89	3.05	3.07	0.61
Institutional 2 Class	1,000.00	1,000.00	1,006.70	1,022.34	2.60	2.62	0.52
Institutional 3 Class	1,000.00	1,000.00	1,006.90	1,022.59	2.35	2.37	0.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Corporate Income Fund | Annual Report 2021	7

Portfolio of Investments
April 30, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Insurance 0.0%
Mr. Cooper Group, Inc.(a)	1,782	61,443
WMI Holdings Corp. Escrow(a),(b),(c)	1,075	—
Total		61,443
Total Financials		61,443
Total Common Stocks (Cost $1,077,470)		61,443

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	238,000	250,495
Total Convertible Bonds (Cost $223,390)			250,495

Corporate Bonds & Notes 96.1%

Aerospace & Defense 4.6%
BAE Systems PLC(d)
04/15/2030	3.400%	3,615,000	3,859,873
Boeing Co. (The)
03/01/2029	3.200%	7,306,000	7,519,343
08/01/2059	3.950%	7,403,000	7,234,543
Bombardier, Inc.(d)
10/15/2022	6.000%	158,000	157,895
12/01/2024	7.500%	337,000	342,027
Moog, Inc.(d)
12/15/2027	4.250%	139,000	142,922
Northrop Grumman Corp.
01/15/2028	3.250%	25,458,000	27,530,711
TransDigm, Inc.(d)
03/15/2026	6.250%	2,391,000	2,531,676
05/01/2029	4.875%	664,000	654,164
TransDigm, Inc.
06/15/2026	6.375%	622,000	644,721
11/15/2027	5.500%	710,000	738,548
United Technologies Corp.
11/16/2028	4.125%	8,053,000	9,138,400
06/01/2042	4.500%	5,645,000	6,780,773
Total			67,275,596
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(d)
04/20/2026	5.500%	865,000	908,280
04/20/2029	5.750%	132,255	141,762
Delta Air Lines, Inc.
01/15/2026	7.375%	491,000	575,606
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(d)
01/20/2026	5.750%	362,739	383,375
United Airlines, Inc.(d)
04/15/2026	4.375%	219,000	227,219
04/15/2029	4.625%	245,000	254,461
Total			2,490,703
Automotive 0.7%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	441,000	453,218
Clarios Global LP(d)
05/15/2025	6.750%	88,000	94,457
Ford Motor Co.
04/21/2023	8.500%	68,000	76,162
04/22/2025	9.000%	486,000	593,695
04/22/2030	9.625%	20,000	28,056
Ford Motor Credit Co. LLC
09/08/2024	3.664%	1,168,000	1,216,055
06/16/2025	5.125%	256,000	279,702
11/13/2025	3.375%	1,251,000	1,281,829
08/17/2027	4.125%	554,000	579,189
11/13/2030	4.000%	464,000	473,605
General Motors Co.
04/01/2048	5.400%	1,595,000	1,924,773
IAA Spinco, Inc.(d)
06/15/2027	5.500%	910,000	956,746
KAR Auction Services, Inc.(d)
06/01/2025	5.125%	579,000	586,238
Panther BF Aggregator 2 LP/Finance Co., Inc.(d)
05/15/2026	6.250%	68,000	72,172
05/15/2027	8.500%	503,000	543,032
Real Hero Merger Sub 2, Inc.(d)
02/01/2029	6.250%	180,000	186,473
Tenneco, Inc.(d)
01/15/2029	7.875%	557,000	627,372
04/15/2029	5.125%	240,000	238,513
Total			10,211,287
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Corporate Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 18.9%
Bank of America Corp.(e)
07/23/2031	1.898%	16,190,000	15,367,212
10/24/2031	1.922%	34,690,000	32,946,164
Bank of Nova Scotia (The)
04/15/2024	0.700%	12,992,000	13,008,647
Capital One Financial Corp.
01/31/2028	3.800%	3,370,000	3,757,539
Citigroup, Inc.(e)
06/03/2031	2.572%	18,470,000	18,555,556
Citigroup, Inc.(e),(f)
05/01/2032	2.561%	6,029,000	6,023,791
Goldman Sachs Group, Inc. (The)(e)
03/09/2027	1.431%	8,321,000	8,289,904
05/01/2029	4.223%	18,350,000	20,770,688
HSBC Holdings PLC(e)
08/18/2031	2.357%	17,287,000	16,846,528
JPMorgan Chase & Co.(e)
10/15/2030	2.739%	41,010,000	42,083,248
11/19/2031	1.764%	3,635,000	3,423,141
04/22/2032	2.580%	5,480,000	5,503,398
Morgan Stanley(e)
01/22/2031	2.699%	2,825,000	2,887,264
04/28/2032	1.928%	20,813,000	19,740,963
Royal Bank of Canada
01/19/2024	0.425%	13,550,000	13,511,316
Truist Financial Corp.(e)
03/02/2027	1.267%	6,872,000	6,843,176
Washington Mutual Bank(b),(c),(g)
Subordinated
01/15/2015	0.000%	6,350,000	9,525
Wells Fargo & Co.
10/23/2026	3.000%	8,670,000	9,348,523
Wells Fargo & Co.(e)
10/30/2030	2.879%	8,235,000	8,545,830
02/11/2031	2.572%	27,360,000	27,663,837
Total			275,126,250
Brokerage/Asset Managers/Exchanges 0.1%
Aretec Escrow Issuer, Inc.(d)
04/01/2029	7.500%	178,000	182,432
Hightower Holding LLC(d)
04/15/2029	6.750%	408,000	417,583
NFP Corp.(d)
08/15/2028	6.875%	1,093,000	1,145,969
Total			1,745,984
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.4%
American Builders & Contractors Supply Co., Inc.(d)
05/15/2026	5.875%	732,000	755,323
01/15/2028	4.000%	455,000	463,776
Beacon Roofing Supply, Inc.(d)
11/01/2025	4.875%	742,000	761,141
11/15/2026	4.500%	497,000	515,290
Beacon Roofing Supply, Inc.(d),(f)
05/15/2029	4.125%	291,000	290,333
Core & Main LP(d)
08/15/2025	6.125%	568,000	580,958
CP Atlas Buyer Inc.(d)
12/01/2028	7.000%	245,000	254,254
Interface, Inc.(d)
12/01/2028	5.500%	210,000	219,205
James Hardie International Finance DAC(d)
01/15/2028	5.000%	572,000	607,642
White Cap Buyer LLC(d)
10/15/2028	6.875%	567,000	601,865
Total			5,049,787
Cable and Satellite 3.1%
CCO Holdings LLC/Capital Corp.(d)
02/15/2026	5.750%	335,000	346,222
05/01/2027	5.125%	324,000	339,356
03/01/2030	4.750%	1,263,000	1,317,856
02/01/2031	4.250%	1,353,000	1,353,179
05/01/2032	4.500%	381,000	384,919
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	800,000	937,660
03/01/2050	4.800%	9,230,000	10,143,539
04/01/2061	3.850%	3,453,000	3,172,901
Comcast Corp.
02/15/2031	1.500%	15,605,000	14,513,787
CSC Holdings LLC(d)
05/15/2026	5.500%	802,000	824,648
01/15/2030	5.750%	664,000	706,309
12/01/2030	4.125%	1,316,000	1,309,337
02/15/2031	3.375%	504,000	473,819
DISH DBS Corp.
07/01/2026	7.750%	1,316,000	1,517,071
NBCUniversal Media LLC
01/15/2043	4.450%	2,965,000	3,570,237
Radiate Holdco LLC/Finance, Inc.(d)
09/15/2028	6.500%	405,000	422,588
Sirius XM Radio, Inc.(d)
07/15/2024	4.625%	385,000	396,088
07/15/2026	5.375%	545,000	562,804
07/01/2030	4.125%	461,000	461,243

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Finance PLC(d)
07/15/2030	5.000%	556,000	554,602
Virgin Media Secured Finance PLC(d)
05/15/2029	5.500%	168,000	179,440
Ziggo Bond Co. BV(d)
02/28/2030	5.125%	509,000	521,433
Ziggo Bond Finance BV(d)
01/15/2027	6.000%	501,000	525,754
Ziggo BV(d)
01/15/2030	4.875%	1,000,000	1,027,472
Total			45,562,264
Chemicals 0.7%
Axalta Coating Systems LLC(d)
02/15/2029	3.375%	650,000	631,020
Axalta Coating Systems LLC/Dutch Holding B BV(d)
06/15/2027	4.750%	265,000	278,118
Element Solutions, Inc.(d)
09/01/2028	3.875%	533,000	531,758
HB Fuller Co.
10/15/2028	4.250%	818,000	832,373
Herens Holdco Sarl(d),(f)
05/15/2028	4.750%	116,000	116,000
Illuminate Buyer LLC/Holdings IV, Inc.(d)
07/01/2028	9.000%	276,000	309,106
INEOS Group Holdings SA(d)
08/01/2024	5.625%	398,000	400,757
Innophos Holdings, Inc.(d)
02/15/2028	9.375%	351,000	381,718
Iris Holdings, Inc.(d),(h)
02/15/2026	8.750%	245,000	251,627
LYB International Finance III LLC
05/01/2050	4.200%	1,105,000	1,210,218
04/01/2051	3.625%	1,655,000	1,658,148
Minerals Technologies, Inc.(d)
07/01/2028	5.000%	189,000	198,019
PQ Corp.(d)
12/15/2025	5.750%	247,000	253,352
Starfruit Finco BV/US Holdco LLC(d)
10/01/2026	8.000%	1,012,000	1,075,181
WR Grace & Co.(d)
06/15/2027	4.875%	1,635,000	1,704,361
Total			9,831,756
Construction Machinery 1.9%
Caterpillar Financial Services Corp.
03/01/2023	0.250%	15,660,000	15,655,810
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
H&E Equipment Services, Inc.(d)
12/15/2028	3.875%	720,000	705,897
NESCO Holdings II, Inc.(d)
04/15/2029	5.500%	259,000	266,770
United Rentals North America, Inc.
09/15/2026	5.875%	261,000	272,848
05/15/2027	5.500%	97,000	103,398
11/15/2027	3.875%	10,420,000	10,915,470
02/15/2031	3.875%	181,000	182,264
Total			28,102,457
Consumer Cyclical Services 0.2%
APX Group, Inc.
12/01/2022	7.875%	354,000	355,668
09/01/2023	7.625%	181,000	186,057
11/01/2024	8.500%	400,000	417,244
Frontdoor, Inc.(d)
08/15/2026	6.750%	293,000	310,776
Match Group, Inc.(d)
06/01/2028	4.625%	174,000	179,617
Staples, Inc.(d)
04/15/2026	7.500%	254,000	263,064
04/15/2027	10.750%	56,000	57,938
Uber Technologies, Inc.(d)
05/15/2025	7.500%	778,000	840,803
01/15/2028	6.250%	257,000	278,962
Total			2,890,129
Consumer Products 0.2%
CD&R Smokey Buyer, Inc.(d)
07/15/2025	6.750%	464,000	495,742
Mattel, Inc.(d)
12/31/2025	6.750%	51,000	53,625
04/01/2026	3.375%	171,000	177,052
04/01/2029	3.750%	532,000	544,331
Mattel, Inc.
11/01/2041	5.450%	54,000	61,723
Newell Brands, Inc.
06/01/2025	4.875%	92,000	101,913
Prestige Brands, Inc.(d)
01/15/2028	5.125%	509,000	533,531
04/01/2031	3.750%	237,000	227,334
Spectrum Brands, Inc.
07/15/2025	5.750%	209,000	215,093
Total			2,410,344
Diversified Manufacturing 1.8%
BWX Technologies, Inc.(d)
06/30/2028	4.125%	231,000	235,565

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Corporate Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrier Global Corp.
02/15/2030	2.722%	14,143,000	14,407,958
04/05/2050	3.577%	572,000	576,063
CFX Escrow Corp.(d)
02/15/2026	6.375%	273,000	290,941
Gates Global LLC/Co.(d)
01/15/2026	6.250%	807,000	846,033
Resideo Funding, Inc.(d)
11/01/2026	6.125%	336,000	354,928
Siemens Financieringsmaatschappij NV(d)
03/11/2024	0.650%	8,584,000	8,602,262
Vertical US Newco, Inc.(d)
07/15/2027	5.250%	526,000	552,082
Welbilt, Inc.
02/15/2024	9.500%	103,000	108,302
WESCO Distribution, Inc.(d)
06/15/2025	7.125%	302,000	326,921
06/15/2028	7.250%	558,000	619,099
Total			26,920,154
Electric 14.2%
AEP Texas, Inc.
01/15/2050	3.450%	9,850,000	9,893,192
Berkshire Hathaway Energy Co.
10/15/2050	4.250%	1,135,000	1,332,134
Calpine Corp.(d)
02/15/2028	4.500%	357,000	360,644
03/15/2028	5.125%	292,000	296,752
CenterPoint Energy, Inc.
09/01/2024	2.500%	3,517,000	3,692,230
Clearway Energy Operating LLC(d)
03/15/2028	4.750%	2,560,000	2,684,256
02/15/2031	3.750%	1,052,000	1,036,983
CMS Energy Corp.
03/01/2024	3.875%	8,145,000	8,766,955
11/15/2025	3.600%	8,564,000	9,346,114
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	900,000	969,019
Dominion Energy, Inc.
04/01/2030	3.375%	5,434,000	5,853,755
DTE Energy Co.
10/01/2026	2.850%	1,361,000	1,451,311
06/15/2029	3.400%	7,935,000	8,528,302
Duke Energy Corp.
10/15/2023	3.950%	6,183,000	6,641,884
Emera US Finance LP
06/15/2046	4.750%	4,303,000	4,940,956
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eversource Energy
10/01/2024	2.900%	5,000,000	5,325,336
01/15/2025	3.150%	2,695,000	2,885,890
08/15/2030	1.650%	16,741,000	15,731,609
Exelon Corp.
04/15/2050	4.700%	3,825,000	4,642,301
Georgia Power Co.
07/30/2023	2.100%	13,854,000	14,324,733
03/15/2042	4.300%	14,285,000	16,444,406
NextEra Energy Operating Partners LP(d)
09/15/2027	4.500%	425,000	459,574
NRG Energy, Inc.
01/15/2027	6.625%	484,000	504,181
01/15/2028	5.750%	7,000	7,434
NRG Energy, Inc.(d)
06/15/2029	5.250%	2,298,000	2,461,578
02/15/2031	3.625%	600,000	587,891
Pacific Gas and Electric Co.
07/01/2050	4.950%	9,570,000	9,789,600
Pinnacle West Capital Corp.
06/15/2025	1.300%	8,845,000	8,889,978
Progress Energy, Inc.
04/01/2022	3.150%	13,000,000	13,244,262
San Diego Gas & Electric Co.
04/15/2050	3.320%	2,620,000	2,687,758
Sierra Pacific Power Co.
05/01/2026	2.600%	4,610,000	4,880,203
Southern California Edison Co.
10/01/2043	4.650%	295,000	339,353
04/01/2047	4.000%	1,665,000	1,740,813
Vistra Operations Co. LLC(d)
09/01/2026	5.500%	159,000	164,337
02/15/2027	5.625%	408,000	424,776
07/31/2027	5.000%	252,000	261,040
WEC Energy Group, Inc.
09/15/2023	0.550%	4,735,000	4,737,279
06/15/2025	3.550%	12,292,000	13,385,069
10/15/2027	1.375%	7,695,000	7,497,416
Xcel Energy, Inc.
12/01/2026	3.350%	1,200,000	1,312,310
12/01/2049	3.500%	7,935,000	8,128,804
Total			206,652,418
Environmental 0.4%
GFL Environmental, Inc.(d)
06/01/2025	4.250%	95,000	98,301
08/01/2025	3.750%	290,000	295,009
12/15/2026	5.125%	364,000	382,252
05/01/2027	8.500%	2,136,000	2,347,339
08/01/2028	4.000%	280,000	267,935

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Waste Management, Inc.
03/15/2031	1.500%	2,075,000	1,915,581
Waste Pro USA, Inc.(d)
02/15/2026	5.500%	768,000	786,799
Total			6,093,216
Finance Companies 1.4%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	15,245,000	17,535,343
Global Aircraft Leasing Co., Ltd.(d),(h)
09/15/2024	6.500%	228,722	227,158
Navient Corp.
01/25/2023	5.500%	508,000	531,677
10/25/2024	5.875%	111,000	117,223
03/15/2028	4.875%	224,000	219,486
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	383,000	385,083
Quicken Loans LLC/Co-Issuer, Inc.(d)
03/01/2029	3.625%	321,000	312,337
Springleaf Finance Corp.
03/15/2024	6.125%	585,000	631,932
06/01/2025	8.875%	102,000	113,030
Total			20,073,269
Food and Beverage 4.6%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	22,096,000	26,396,211
Bacardi Ltd.(d)
05/15/2048	5.300%	6,960,000	8,679,855
Conagra Brands, Inc.
11/01/2048	5.400%	1,980,000	2,564,154
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	956,000	988,077
Kraft Heinz Foods Co.
06/01/2046	4.375%	5,601,000	5,999,518
Mars, Inc.(d)
04/01/2059	4.200%	3,200,000	3,764,830
Molson Coors Brewing Co.
07/15/2046	4.200%	670,000	712,274
Mondelez International, Inc.
05/04/2025	1.500%	11,610,000	11,854,316
Pilgrim’s Pride Corp.(d)
09/30/2027	5.875%	261,000	277,768
04/15/2031	4.250%	888,000	897,302
Post Holdings, Inc.(d)
03/01/2027	5.750%	2,596,000	2,720,338
04/15/2030	4.625%	736,000	742,934
09/15/2031	4.500%	523,000	519,314
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Primo Water Holdings, Inc.(d)
04/30/2029	4.375%	309,000	308,124
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(d)
03/01/2029	4.625%	283,000	285,137
Triton Water Holdings, Inc.(d)
04/01/2029	6.250%	301,000	304,723
US Foods, Inc.(d)
02/15/2029	4.750%	523,000	529,487
Total			67,544,362
Gaming 0.4%
Boyd Gaming Corp.(d)
06/01/2025	8.625%	90,000	99,661
Boyd Gaming Corp.
04/01/2026	6.375%	127,000	131,139
08/15/2026	6.000%	8,000	8,296
Caesars Resort Collection LLC/CRC Finco, Inc.(d)
10/15/2025	5.250%	716,000	722,201
Colt Merger Sub, Inc.(d)
07/01/2025	5.750%	607,000	639,571
07/01/2025	6.250%	682,000	725,271
07/01/2027	8.125%	56,000	62,245
International Game Technology PLC(d)
04/15/2026	4.125%	203,000	209,176
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(d)
06/15/2025	4.625%	166,000	176,816
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
02/01/2027	5.750%	154,000	171,955
Midwest Gaming Borrower LLC(d)
05/01/2029	4.875%	578,000	577,813
Scientific Games International, Inc.(d)
10/15/2025	5.000%	922,000	952,164
03/15/2026	8.250%	378,000	408,413
11/15/2029	7.250%	579,000	637,510
VICI Properties LP/Note Co., Inc.(d)
12/01/2026	4.250%	176,000	181,979
Wynn Las Vegas LLC/Capital Corp.(d)
03/01/2025	5.500%	92,000	98,002
Wynn Resorts Finance LLC/Capital Corp.(d)
04/15/2025	7.750%	94,000	101,474
Total			5,903,686
Health Care 3.6%
Acadia Healthcare Co., Inc.(d)
07/01/2028	5.500%	1,258,000	1,331,659
04/15/2029	5.000%	109,000	112,658
Avantor Funding, Inc.(d)
07/15/2028	4.625%	914,000	957,161

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Corporate Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co.
06/06/2024	3.363%	12,575,000	13,541,580
02/11/2031	1.957%	6,540,000	6,234,068
Charles River Laboratories International, Inc.(d)
03/15/2029	3.750%	148,000	150,597
03/15/2031	4.000%	119,000	122,412
CHS/Community Health Systems, Inc.(d)
02/15/2025	6.625%	323,000	340,891
03/15/2026	8.000%	394,000	424,270
04/15/2029	6.875%	279,000	291,844
Cigna Corp.
10/15/2028	4.375%	12,450,000	14,254,623
CVS Health Corp.
03/25/2048	5.050%	5,435,000	6,688,731
HCA, Inc.
02/01/2029	5.875%	863,000	1,016,936
09/01/2030	3.500%	730,000	749,751
Hill-Rom Holdings, Inc.(d)
02/15/2025	5.000%	212,000	217,555
RP Escrow Issuer LLC(d)
12/15/2025	5.250%	505,000	525,315
Select Medical Corp.(d)
08/15/2026	6.250%	1,121,000	1,192,097
Teleflex, Inc.
06/01/2026	4.875%	286,000	293,297
Tenet Healthcare Corp.
06/15/2023	6.750%	109,000	119,007
Tenet Healthcare Corp.(d)
01/01/2026	4.875%	405,000	420,702
02/01/2027	6.250%	319,000	334,472
11/01/2027	5.125%	1,793,000	1,884,536
10/01/2028	6.125%	674,000	709,767
US Acute Care Solutions LLC(d)
03/01/2026	6.375%	218,000	227,467
Total			52,141,396
Healthcare Insurance 0.6%
Aetna, Inc.
08/15/2047	3.875%	2,502,000	2,670,240
Centene Corp.(d)
06/01/2026	5.375%	407,000	424,383
Centene Corp.
02/15/2030	3.375%	3,674,000	3,692,683
10/15/2030	3.000%	2,046,000	2,031,043
03/01/2031	2.500%	612,000	585,360
Total			9,403,709
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.1%
Meritage Homes Corp.
06/01/2025	6.000%	330,000	375,619
Meritage Homes Corp.(d)
04/15/2029	3.875%	423,000	434,787
Shea Homes LP/Funding Corp.(d)
02/15/2028	4.750%	171,000	174,510
04/01/2029	4.750%	65,000	65,932
Taylor Morrison Communities, Inc.(d)
01/15/2028	5.750%	193,000	217,765
08/01/2030	5.125%	355,000	390,425
Total			1,659,038
Independent Energy 1.3%
Apache Corp.
11/15/2027	4.875%	190,000	200,393
02/01/2042	5.250%	748,000	778,538
04/15/2043	4.750%	403,000	400,325
Callon Petroleum Co.
07/01/2026	6.375%	922,000	806,551
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,885,000	5,341,010
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	179,000	170,026
CNX Resources Corp.(d)
03/14/2027	7.250%	610,000	658,728
01/15/2029	6.000%	277,000	295,022
Comstock Resources, Inc.
08/15/2026	9.750%	152,000	164,847
08/15/2026	9.750%	89,000	96,774
Comstock Resources, Inc.(d)
03/01/2029	6.750%	235,000	240,070
Continental Resources, Inc.(d)
01/15/2031	5.750%	283,000	328,308
CrownRock LP/Finance, Inc.(d)
10/15/2025	5.625%	219,000	226,677
05/01/2029	5.000%	153,000	156,594
Double Eagle III Midco 1 LLC/Finance Corp.(d)
12/15/2025	7.750%	686,000	775,956
Encana Corp.
08/15/2034	6.500%	19,000	24,223
Endeavor Energy Resources LP/Finance, Inc.(d)
01/30/2028	5.750%	364,000	388,440
EQT Corp.
01/15/2029	5.000%	252,000	275,132
EQT Corp.(e)
02/01/2030	8.750%	510,000	652,165

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilcorp Energy I LP/Finance Co.(d)
02/01/2029	5.750%	281,000	286,805
02/01/2031	6.000%	300,000	311,061
Indigo Natural Resources LLC(d)
02/01/2029	5.375%	227,000	225,275
Matador Resources Co.
09/15/2026	5.875%	890,000	887,294
MEG Energy Corp.(d)
02/01/2029	5.875%	172,000	176,380
Newfield Exploration Co.
07/01/2024	5.625%	32,000	35,655
01/01/2026	5.375%	270,000	302,483
Occidental Petroleum Corp.
08/15/2024	2.900%	365,000	364,141
07/15/2025	8.000%	786,000	917,433
09/01/2030	6.625%	593,000	677,054
01/01/2031	6.125%	648,000	722,287
09/15/2036	6.450%	208,000	236,814
03/15/2046	6.600%	1,048,000	1,163,355
04/15/2046	4.400%	118,000	104,278
08/15/2049	4.400%	235,000	204,571
Ovintiv, Inc.
11/01/2031	7.200%	45,000	58,569
SM Energy Co.
06/01/2025	5.625%	85,000	81,170
09/15/2026	6.750%	450,000	436,500
01/15/2027	6.625%	394,000	380,527
Total			19,551,431
Integrated Energy 0.3%
BP Capital Markets America, Inc.
02/08/2061	3.379%	1,455,000	1,382,572
Cenovus Energy, Inc.
07/15/2025	5.375%	144,000	163,630
04/15/2027	4.250%	10,000	10,983
11/15/2039	6.750%	250,000	317,459
Chevron USA, Inc.
11/15/2043	5.250%	348,000	457,159
Suncor Energy, Inc.
11/15/2047	4.000%	650,000	677,863
Total Capital International SA
06/29/2060	3.386%	975,000	956,327
Total			3,965,993
Leisure 0.4%
Boyne USA, Inc.(d)
05/15/2029	4.750%	117,000	120,244
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carnival Corp.(d)
03/01/2026	7.625%	216,000	236,554
03/01/2027	5.750%	867,000	915,079
08/01/2027	9.875%	389,000	457,753
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	211,000	212,847
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(d)
05/01/2025	5.500%	300,000	314,923
10/01/2028	6.500%	472,000	506,877
Cinemark USA, Inc.
06/01/2023	4.875%	390,000	389,509
Cinemark USA, Inc.(d)
05/01/2025	8.750%	121,000	131,706
03/15/2026	5.875%	481,000	499,067
Live Nation Entertainment, Inc.(d)
05/15/2027	6.500%	258,000	286,419
10/15/2027	4.750%	156,000	157,442
NCL Corp Ltd.(d)
03/15/2026	5.875%	210,000	219,977
NCL Finance Ltd.(d)
03/15/2028	6.125%	117,000	123,295
Royal Caribbean Cruises Ltd.(d)
06/15/2023	9.125%	143,000	157,716
04/01/2028	5.500%	388,000	406,910
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	172,000	163,339
Silversea Cruise Finance Ltd.(d)
02/01/2025	7.250%	280,000	289,692
Six Flags Entertainment Corp.(d)
07/31/2024	4.875%	471,000	475,901
Viking Cruises Ltd.(d)
09/15/2027	5.875%	362,000	354,788
Total			6,420,038
Life Insurance 9.3%
AIG Global Funding(d)
09/22/2025	0.900%	6,680,000	6,581,152
Five Corners Funding Trust(d)
11/15/2023	4.419%	23,065,000	25,275,432
Guardian Life Global Funding(d)
12/10/2025	0.875%	13,510,000	13,302,384
Guardian Life Insurance Co. of America (The)(d)
Subordinated
06/19/2064	4.875%	980,000	1,203,623
Massachusetts Mutual Life Insurance Co.(d)
Subordinated
10/15/2070	3.729%	3,418,000	3,446,161

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Corporate Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Life Global Funding(d)
01/15/2026	0.850%	9,189,000	9,054,608
Northwestern Mutual Global Funding(d)
01/14/2026	0.800%	8,667,000	8,527,492
Northwestern Mutual Life Insurance Co. (The)(d)
Subordinated
09/30/2059	3.625%	6,508,000	6,770,060
Pacific Life Global Funding II(d)
09/23/2023	0.500%	4,635,000	4,641,645
04/14/2026	1.375%	17,139,000	17,148,537
Peachtree Corners Funding Trust(d)
02/15/2025	3.976%	16,462,000	18,084,658
Principal Life Global Funding II(d)
11/21/2024	2.250%	7,165,000	7,507,975
Teachers Insurance & Annuity Association of America(d)
Subordinated
09/15/2044	4.900%	4,715,000	5,879,597
05/15/2050	3.300%	5,788,000	5,734,177
Voya Financial, Inc.
06/15/2046	4.800%	1,895,000	2,314,727
Total			135,472,228
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(d)
05/01/2025	5.375%	310,000	326,150
Media and Entertainment 1.2%
Clear Channel International BV(d)
08/01/2025	6.625%	274,000	287,898
Clear Channel Outdoor Holdings, Inc.(d)
04/15/2028	7.750%	543,000	559,115
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	179,000	186,562
Diamond Sports Group LLC/Finance Co.(d)
08/15/2026	5.375%	204,000	148,865
08/15/2027	6.625%	79,000	42,662
Discovery Communications LLC
05/15/2049	5.300%	1,432,000	1,713,633
Fox Corp.
01/25/2049	5.576%	520,000	669,289
iHeartCommunications, Inc.
05/01/2026	6.375%	261,962	278,740
05/01/2027	8.375%	884,518	948,328
iHeartCommunications, Inc.(d)
08/15/2027	5.250%	102,000	105,568
01/15/2028	4.750%	749,000	764,602
Lamar Media Corp.
02/15/2028	3.750%	404,000	407,472
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.
11/15/2028	5.875%	995,000	1,211,238
05/15/2029	6.375%	388,000	488,884
Netflix, Inc.(d)
11/15/2029	5.375%	247,000	293,394
06/15/2030	4.875%	725,000	841,097
Nexstar Broadcasting, Inc.(d)
11/01/2028	4.750%	165,000	167,978
Nielsen Finance LLC/Co.(d)
10/01/2028	5.625%	224,000	238,840
Outfront Media Capital LLC/Corp.(d)
01/15/2029	4.250%	216,000	214,196
03/15/2030	4.625%	367,000	364,677
Playtika Holding Corp.(d)
03/15/2029	4.250%	283,000	281,414
Scripps Escrow, Inc.(d)
07/15/2027	5.875%	164,000	172,441
ViacomCBS, Inc.
01/15/2031	4.950%	1,330,000	1,565,226
05/19/2032	4.200%	2,385,000	2,659,750
Walt Disney Co. (The)
09/15/2044	4.750%	2,235,000	2,798,822
Total			17,410,691
Metals and Mining 0.5%
Alcoa Nederland Holding BV(d)
03/31/2029	4.125%	194,000	199,205
Constellium NV(d)
02/15/2026	5.875%	624,000	643,479
Constellium SE(d)
06/15/2028	5.625%	893,000	948,856
04/15/2029	3.750%	491,000	480,541
Freeport-McMoRan, Inc.
09/01/2029	5.250%	386,000	428,022
03/15/2043	5.450%	1,001,000	1,222,353
Hudbay Minerals, Inc.(d)
04/01/2026	4.500%	344,000	348,883
04/01/2029	6.125%	403,000	429,475
Novelis Corp.(d)
09/30/2026	5.875%	1,999,000	2,085,503
01/30/2030	4.750%	836,000	871,034
Total			7,657,351
Midstream 3.3%
Cheniere Energy Partners LP
10/01/2026	5.625%	419,000	436,808
Cheniere Energy Partners LP(d)
03/01/2031	4.000%	283,000	287,973

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cheniere Energy, Inc.(d)
10/15/2028	4.625%	567,000	591,174
DCP Midstream Operating LP
05/15/2029	5.125%	341,000	365,892
04/01/2044	5.600%	230,000	236,625
Energy Transfer Operating LP
03/15/2023	4.250%	260,000	273,880
05/15/2050	5.000%	2,770,000	2,923,966
Enterprise Products Operating LLC
01/31/2060	3.950%	2,710,000	2,726,592
EQM Midstream Partners LP(d)
07/01/2025	6.000%	212,000	231,462
07/01/2027	6.500%	307,000	338,777
01/15/2029	4.500%	333,000	330,753
01/15/2031	4.750%	424,000	419,991
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	5,946,000	6,825,648
Kinder Morgan, Inc.
02/15/2046	5.050%	1,724,000	1,985,388
MPLX LP
04/15/2048	4.700%	8,185,000	8,980,711
NuStar Logistics LP
10/01/2025	5.750%	182,000	195,890
06/01/2026	6.000%	132,000	142,978
04/28/2027	5.625%	247,000	260,681
10/01/2030	6.375%	198,000	218,018
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	6,975,000	6,713,092
Sunoco LP/Finance Corp.
04/15/2027	6.000%	316,000	331,957
Superior Plus LP/General Partner, Inc.(d)
03/15/2029	4.500%	232,000	236,901
Targa Resources Partners LP/Finance Corp.
04/15/2026	5.875%	348,000	364,443
02/01/2027	5.375%	123,000	128,079
01/15/2028	5.000%	357,000	375,747
03/01/2030	5.500%	869,000	940,463
Targa Resources Partners LP/Finance Corp.(d)
02/01/2031	4.875%	242,000	253,265
01/15/2032	4.000%	301,000	295,682
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	363,000	365,722
Western Gas Partners LP
08/15/2048	5.500%	2,776,000	2,855,667
Williams Companies, Inc. (The)
09/15/2045	5.100%	6,364,000	7,384,280
Total			48,018,505
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natural Gas 2.1%
NiSource, Inc.
09/01/2029	2.950%	20,660,000	21,549,676
05/15/2047	4.375%	7,690,000	8,886,666
Total			30,436,342
Oil Field Services 0.1%
Apergy Corp.
05/01/2026	6.375%	149,000	156,170
Nabors Industries Ltd.(d)
01/15/2026	7.250%	220,000	196,427
Transocean Guardian Ltd.(d)
01/15/2024	5.875%	91,350	85,616
Transocean Poseidon Ltd.(d)
02/01/2027	6.875%	104,000	98,410
Transocean Sentry Ltd.(d)
05/15/2023	5.375%	458,236	435,989
Total			972,612
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.(d)
05/15/2027	5.250%	120,000	122,851
Other Industry 0.0%
Dycom Industries, Inc.(d)
04/15/2029	4.500%	286,000	290,736
Hillenbrand, Inc.
03/01/2031	3.750%	215,000	211,830
Total			502,566
Other REIT 0.2%
Hospitality Properties Trust
03/15/2024	4.650%	209,000	211,732
Ladder Capital Finance Holdings LLLP/Corp.(d)
03/15/2022	5.250%	1,084,000	1,088,625
10/01/2025	5.250%	682,000	691,154
02/01/2027	4.250%	346,000	338,836
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(d)
10/01/2028	5.875%	384,000	407,414
RHP Hotel Properties LP/Finance Corp.(d)
02/15/2029	4.500%	216,000	214,188
Service Properties Trust
10/01/2024	4.350%	98,000	97,753
12/15/2027	5.500%	129,000	135,706
Total			3,185,408
Packaging 0.2%
Ardagh Metal Packaging Finance USA LLC/PLC(d)
09/01/2029	4.000%	769,000	765,648

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Corporate Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
08/15/2026	4.125%	594,000	611,018
08/15/2027	5.250%	420,000	429,421
08/15/2027	5.250%	366,000	373,524
Flex Acquisition Co., Inc.(d)
07/15/2026	7.875%	299,000	312,681
Trivium Packaging Finance BV(d)
08/15/2026	5.500%	178,000	186,107
08/15/2027	8.500%	399,000	429,598
Total			3,107,997
Pharmaceuticals 2.5%
AbbVie, Inc.
11/06/2042	4.400%	5,525,000	6,397,661
11/21/2049	4.250%	7,458,000	8,473,212
Amgen, Inc.
02/21/2040	3.150%	3,515,000	3,523,775
02/21/2050	3.375%	1,784,000	1,772,742
Bausch Health Companies, Inc.(d)
03/15/2024	7.000%	222,000	227,683
04/15/2025	6.125%	438,000	447,721
04/01/2026	9.250%	269,000	297,944
01/31/2027	8.500%	253,000	281,684
01/15/2028	7.000%	514,000	561,610
02/15/2029	5.000%	529,000	529,505
02/15/2029	6.250%	269,000	284,539
02/15/2031	5.250%	649,000	649,867
Bristol-Myers Squibb Co.
10/26/2049	4.250%	3,345,000	3,966,156
Endo Dac/Finance LLC/Finco, Inc.(d)
07/31/2027	9.500%	176,000	186,555
06/30/2028	6.000%	260,000	198,736
Endo Luxembourg Finance Co I Sarl/US, Inc.(d)
04/01/2029	6.125%	356,000	352,439
Gilead Sciences, Inc.
10/01/2040	2.600%	3,100,000	2,852,052
10/01/2050	2.800%	2,915,000	2,601,505
Jazz Securities DAC(d)
01/15/2029	4.375%	225,000	230,036
Mylan NV
06/15/2046	5.250%	585,000	682,552
Organon Finance 1 LLC(d)
04/30/2028	4.125%	918,000	941,558
04/30/2031	5.125%	683,000	708,624
Par Pharmaceutical, Inc.(d)
04/01/2027	7.500%	520,000	547,047
Total			36,715,203
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.5%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	6.750%	585,000	615,445
American International Group, Inc.
07/10/2025	3.750%	3,970,000	4,371,764
AssuredPartners, Inc.(d)
01/15/2029	5.625%	391,000	396,244
Berkshire Hathaway Finance Corp.
10/15/2050	2.850%	830,000	786,398
BroadStreet Partners, Inc.(d)
04/15/2029	5.875%	445,000	451,900
HUB International Ltd.(d)
05/01/2026	7.000%	424,000	439,469
Total			7,061,220
Railroads 1.0%
Canadian Pacific Railway Co.
03/05/2030	2.050%	5,000,000	4,856,995
CSX Corp.
11/01/2046	3.800%	3,115,000	3,367,389
Union Pacific Corp.
08/15/2059	3.950%	2,256,000	2,467,541
03/20/2060	3.839%	2,660,000	2,859,427
02/05/2070	3.750%	690,000	713,032
Total			14,264,384
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(d)
10/15/2030	4.000%	294,000	286,856
IRB Holding Corp.(d)
06/15/2025	7.000%	874,000	941,690
02/15/2026	6.750%	624,000	646,174
Total			1,874,720
Retailers 1.0%
L Brands, Inc.(d)
07/01/2025	9.375%	64,000	81,124
10/01/2030	6.625%	498,000	573,752
L Brands, Inc.
06/15/2029	7.500%	113,000	131,021
11/01/2035	6.875%	227,000	275,259
LCM Investments Holdings II LLC(d)
05/01/2029	4.875%	175,000	178,922
Lowe’s Companies, Inc.
04/15/2025	4.000%	4,275,000	4,748,621
04/01/2031	2.625%	4,070,000	4,125,140
05/03/2047	4.050%	3,170,000	3,518,597

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Macy’s Retail Holdings LLC(d)
04/01/2029	5.875%	146,000	149,688
PetSmart, Inc./Finance Corp.(d)
02/15/2028	4.750%	203,000	209,223
02/15/2029	7.750%	118,000	127,985
Total			14,119,332
Supermarkets 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
03/15/2026	7.500%	147,000	162,044
02/15/2028	5.875%	378,000	402,739
03/15/2029	3.500%	486,000	468,119
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
03/15/2026	3.250%	223,000	222,517
01/15/2027	4.625%	339,000	352,451
02/15/2030	4.875%	124,000	129,146
Kroger Co. (The)
01/15/2048	4.650%	1,883,000	2,222,034
Total			3,959,050
Technology 5.6%
Apple, Inc.
02/08/2026	0.700%	13,795,000	13,631,535
02/09/2045	3.450%	4,555,000	4,915,781
Ascend Learning LLC(d)
08/01/2025	6.875%	280,000	286,045
Banff Merger Sub, Inc.(d)
09/01/2026	9.750%	56,000	59,472
Black Knight InfoServ LLC(d)
09/01/2028	3.625%	185,000	181,807
Boxer Parent Co., Inc.(d)
10/02/2025	7.125%	82,000	88,166
Broadcom Corp./Cayman Finance Ltd.
01/15/2028	3.500%	1,830,000	1,959,437
Broadcom, Inc.
11/15/2030	4.150%	8,120,000	8,872,473
Fidelity National Information Services, Inc.
03/01/2024	0.600%	1,932,000	1,927,329
Gartner, Inc.(d)
07/01/2028	4.500%	2,178,000	2,289,963
Helios Software Holdings, Inc.(d)
05/01/2028	4.625%	476,000	471,904
Intel Corp.
05/11/2047	4.100%	4,105,000	4,716,292
International Business Machines Corp.
05/15/2050	2.950%	5,255,000	4,994,331
Iron Mountain, Inc.(d)
07/15/2030	5.250%	827,000	858,630
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Logan Merger Sub, Inc.(d)
09/01/2027	5.500%	1,248,000	1,299,303
Microchip Technology, Inc.(d)
02/15/2024	0.972%	8,629,000	8,623,127
NCR Corp.(d)
04/15/2025	8.125%	274,000	299,894
09/01/2027	5.750%	274,000	289,662
10/01/2028	5.000%	290,000	299,266
04/15/2029	5.125%	603,000	621,774
09/01/2029	6.125%	215,000	234,097
10/01/2030	5.250%	194,000	200,892
NXP BV/Funding LLC/USA, Inc.(d)
05/01/2030	3.400%	1,375,000	1,468,890
Oracle Corp.
03/25/2041	3.650%	5,503,000	5,634,811
04/01/2050	3.600%	9,000,000	8,870,554
Plantronics, Inc.(d)
05/31/2023	5.500%	1,050,000	1,050,865
03/01/2029	4.750%	939,000	924,907
QUALCOMM, Inc.
05/20/2032	1.650%	2,355,000	2,197,031
QualityTech LP/QTS Finance Corp.(d)
10/01/2028	3.875%	1,848,000	1,864,650
Shift4 Payments LLC/Finance Sub, Inc.(d)
11/01/2026	4.625%	912,000	950,377
Tempo Acquisition LLC/Finance Corp.(d)
06/01/2025	5.750%	175,000	185,227
06/01/2025	6.750%	243,000	247,450
Verscend Escrow Corp.(d)
08/15/2026	9.750%	505,000	537,892
ZoomInfo Technologies LLC/Finance Corp.(d)
02/01/2029	3.875%	839,000	830,557
Total			81,884,391
Tobacco 0.1%
BAT Capital Corp.
08/15/2047	4.540%	1,430,000	1,409,393
Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.(d)
03/15/2025	5.250%	168,000	171,080
FedEx Corp.
05/15/2041	3.250%	8,220,000	8,168,159
04/01/2046	4.550%	1,880,000	2,186,385
Total			10,525,624

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Corporate Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 2.5%
Altice France Holding SA(d)
05/15/2027	10.500%	329,000	370,612
02/15/2028	6.000%	343,000	340,016
Altice France SA(d)
05/01/2026	7.375%	653,000	678,290
02/01/2027	8.125%	372,000	408,076
01/15/2028	5.500%	1,647,000	1,696,285
07/15/2029	5.125%	309,000	310,277
American Tower Corp.
07/15/2027	3.550%	4,395,000	4,794,696
08/15/2029	3.800%	5,130,000	5,641,222
Crown Castle International Corp.
04/01/2031	2.100%	6,110,000	5,825,634
SBA Communications Corp.
09/01/2024	4.875%	470,000	481,203
02/15/2027	3.875%	277,000	283,507
SBA Communications Corp.(d)
02/01/2029	3.125%	488,000	467,604
Sprint Capital Corp.
03/15/2032	8.750%	125,000	185,246
Sprint Corp.
06/15/2024	7.125%	316,000	365,088
03/01/2026	7.625%	552,000	676,959
T-Mobile USA, Inc.
02/15/2026	2.250%	147,000	148,006
02/15/2029	2.625%	602,000	586,435
02/15/2031	2.875%	334,000	325,674
04/15/2031	3.500%	671,000	680,308
T-Mobile USA, Inc.(d)
04/15/2030	3.875%	9,700,000	10,584,947
Vmed O2 UK Financing I PLC(d)
01/31/2031	4.250%	1,059,000	1,035,709
Total			35,885,794
Wirelines 4.8%
AT&T, Inc.(d)
09/15/2055	3.550%	12,889,000	11,877,336
12/01/2057	3.800%	8,885,000	8,481,492
Cablevision Lightpath LLC(d)
09/15/2027	3.875%	373,000	367,885
CenturyLink, Inc.
03/15/2022	5.800%	370,000	382,223
12/01/2023	6.750%	355,000	392,776
04/01/2025	5.625%	155,000	167,374
CenturyLink, Inc.(d)
02/15/2027	4.000%	205,000	208,567
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Front Range BidCo, Inc.(d)
03/01/2027	4.000%	984,000	976,891
03/01/2028	6.125%	413,000	426,283
Northwest Fiber LLC/Finance Sub, Inc.(d)
02/15/2028	6.000%	222,000	222,173
Telefonica Emisiones SAU
03/06/2048	4.895%	4,605,000	5,281,667
Verizon Communications, Inc.
09/21/2028	4.329%	21,725,000	25,044,212
03/22/2061	3.700%	16,006,000	16,200,594
Total			70,029,473
Total Corporate Bonds & Notes (Cost $1,377,050,575)			1,401,966,552

Foreign Government Obligations(i) 0.0%

Canada 0.0%
NOVA Chemicals Corp.(d)
06/01/2027	5.250%	251,000	268,488
NOVA Chemicals Corp.(d),(f)
05/15/2029	4.250%	198,000	196,808
Total			465,296
Total Foreign Government Obligations (Cost $453,283)			465,296

Senior Loans 0.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(j),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	3.608%	243,644	243,137
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.858%	78,084	77,303
Total			320,440
Food and Beverage 0.0%
BellRing Brands LLC(j),(k)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/21/2024	4.750%	168,515	169,568
Froneri International Ltd.(j),(k)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.863%	44,000	44,358
Total			213,926

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
April 30, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.1%
DCert Buyer, Inc.(j),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	7.113%	357,000	358,339
Epicore Software Corp.(j),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	101,000	103,525
Total			461,864
Total Senior Loans (Cost $990,077)			996,230

U.S. Treasury Obligations 2.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
04/30/2022	0.125%	5,640,000	5,643,085
06/30/2025	0.250%	3,450,000	3,393,129
11/30/2025	0.375%	3,600,000	3,538,125
12/31/2025	0.375%	11,000,000	10,796,328
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/30/2027	0.500%	8,300,000	7,980,969
12/31/2027	0.625%	4,000,000	3,840,000
02/15/2050	2.000%	4,485,000	4,208,892
Total U.S. Treasury Obligations (Cost $41,157,655)			39,400,528

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.054%(l),(m)	10,465,896	10,464,850
Total Money Market Funds (Cost $10,464,674)		10,464,850
Total Investments in Securities (Cost: $1,431,417,124)		1,453,605,394
Other Assets & Liabilities, Net		6,110,666
Net Assets		1,459,716,060

At April 30, 2021, securities and/or cash totaling $3,349,396 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	546	06/2021	USD	85,858,500	—	(1,610,144)
U.S. Treasury 2-Year Note	342	06/2021	USD	75,499,172	—	(44,631)
U.S. Treasury 5-Year Note	351	06/2021	USD	43,502,063	41,282	—
U.S. Treasury 5-Year Note	86	06/2021	USD	10,658,625	—	(89,523)
Total					41,282	(1,744,298)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(506)	06/2021	USD	(66,807,813)	—	(58,430)
U.S. Ultra Bond 10-Year Note	(836)	06/2021	USD	(121,677,188)	2,284,331	—
U.S. Ultra Treasury Bond	(219)	06/2021	USD	(40,713,469)	1,310,171	—
Total					3,594,502	(58,430)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2021, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Corporate Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Notes to Portfolio of Investments  (continued)
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2021, the total value of these securities amounted to $345,003,147, which represents 23.63% of total net assets.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2021.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2021, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	The stated interest rate represents the weighted average interest rate at April 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(k)	Variable rate security. The interest rate shown was the current rate as of April 30, 2021.
(l)	The rate shown is the seven-day current annualized yield at April 30, 2021.
(m)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.054%
	104,909,140	691,620,616	(786,017,910)	(46,996)	10,464,850	21,820	134,100	10,465,896
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
April 30, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Financials	61,443	—	—	61,443
Total Common Stocks	61,443	—	—	61,443
Convertible Bonds	—	250,495	—	250,495
Corporate Bonds & Notes	—	1,401,957,027	9,525	1,401,966,552
Foreign Government Obligations	—	465,296	—	465,296
Senior Loans	—	996,230	—	996,230
U.S. Treasury Obligations	39,400,528	—	—	39,400,528
Money Market Funds	10,464,850	—	—	10,464,850
Total Investments in Securities	49,926,821	1,403,669,048	9,525	1,453,605,394
Investments in Derivatives
Asset
Futures Contracts	3,635,784	—	—	3,635,784
Liability
Futures Contracts	(1,802,728)	—	—	(1,802,728)
Total	51,759,877	1,403,669,048	9,525	1,455,438,450
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Corporate Income Fund | Annual Report 2021

Statement of Assets and Liabilities
April 30, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,420,952,450)	$1,443,140,544
Affiliated issuers (cost $10,464,674)	10,464,850
Cash	3,733
Margin deposits on:
Futures contracts	3,349,396
Receivable for:
Investments sold on a delayed delivery basis	67,670
Capital shares sold	3,779,365
Dividends	2,265
Interest	10,949,038
Foreign tax reclaims	76,241
Variation margin for futures contracts	47,992
Expense reimbursement due from Investment Manager	2,067
Prepaid expenses	20,337
Trustees’ deferred compensation plan	200,507
Total assets	1,472,104,005
Liabilities
Payable for:
Investments purchased	1,709,200
Investments purchased on a delayed delivery basis	6,702,672
Capital shares purchased	618,359
Distributions to shareholders	2,774,765
Variation margin for futures contracts	209,856
Management services fees	19,622
Distribution and/or service fees	704
Transfer agent fees	110,376
Compensation of board members	4,728
Compensation of chief compliance officer	29
Other expenses	37,127
Trustees’ deferred compensation plan	200,507
Total liabilities	12,387,945
Net assets applicable to outstanding capital stock	$1,459,716,060
Represented by
Paid in capital	1,421,708,643
Total distributable earnings (loss)	38,007,417
Total - representing net assets applicable to outstanding capital stock	$1,459,716,060
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	23

Statement of Assets and Liabilities  (continued)
April 30, 2021
Class A
Net assets	$88,536,506
Shares outstanding	8,216,911
Net asset value per share	$10.77
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.31
Advisor Class
Net assets	$10,624,479
Shares outstanding	987,605
Net asset value per share	$10.76
Class C
Net assets	$4,449,552
Shares outstanding	413,080
Net asset value per share	$10.77
Institutional Class
Net assets	$431,330,655
Shares outstanding	40,035,249
Net asset value per share	$10.77
Institutional 2 Class
Net assets	$49,251,282
Shares outstanding	4,577,500
Net asset value per share	$10.76
Institutional 3 Class
Net assets	$875,523,586
Shares outstanding	81,299,379
Net asset value per share	$10.77
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Corporate Income Fund | Annual Report 2021

Statement of Operations
Year Ended April 30, 2021
Net investment income
Income:
Dividends — affiliated issuers	$134,100
Interest	37,381,764
Total income	37,515,864
Expenses:
Management services fees	6,218,370
Distribution and/or service fees
Class A	210,206
Class C	60,258
Transfer agent fees
Class A	137,132
Advisor Class	26,993
Class C	9,950
Institutional Class	771,314
Institutional 2 Class	5,864
Institutional 3 Class	44,624
Compensation of board members	33,026
Custodian fees	13,772
Printing and postage fees	42,551
Registration fees	110,701
Audit fees	39,500
Legal fees	27,928
Compensation of chief compliance officer	379
Other	47,131
Total expenses	7,799,699
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(657,957)
Fees waived by distributor
Class C	(11,053)
Expense reduction	(800)
Total net expenses	7,129,889
Net investment income	30,385,975
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	39,591,899
Investments — affiliated issuers	21,820
Futures contracts	13,209,753
Net realized gain	52,823,472
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(18,836,300)
Investments — affiliated issuers	(46,996)
Futures contracts	(4,236,403)
Net change in unrealized appreciation (depreciation)	(23,119,699)
Net realized and unrealized gain	29,703,773
Net increase in net assets resulting from operations	$60,089,748
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	25

Statement of Changes in Net Assets
	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment income	$30,385,975	$35,204,777
Net realized gain	52,823,472	37,393,741
Net change in unrealized appreciation (depreciation)	(23,119,699)	34,633,836
Net increase in net assets resulting from operations	60,089,748	107,232,354
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,331,630)	(1,821,280)
Advisor Class	(1,101,540)	(283,152)
Class C	(368,028)	(122,497)
Institutional Class	(31,133,094)	(18,123,656)
Institutional 2 Class	(545,291)	(199,531)
Institutional 3 Class	(42,137,931)	(14,829,214)
Total distributions to shareholders	(80,617,514)	(35,379,330)
Increase (decrease) in net assets from capital stock activity	460,373,330	(155,285,533)
Total increase (decrease) in net assets	439,845,564	(83,432,509)
Net assets at beginning of year	1,019,870,496	1,103,303,005
Net assets at end of year	$1,459,716,060	$1,019,870,496
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Corporate Income Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2021		April 30, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,697,195	30,058,077	1,382,761	14,637,837
Distributions reinvested	442,851	4,930,570	153,257	1,628,807
Redemptions	(1,261,240)	(14,061,169)	(1,116,106)	(11,788,950)
Net increase	1,878,806	20,927,478	419,912	4,477,694
Advisor Class
Subscriptions	410,874	4,590,830	1,011,888	10,727,343
Distributions reinvested	85,525	953,153	21,256	225,783
Redemptions	(1,175,449)	(13,101,669)	(184,066)	(1,911,201)
Net increase (decrease)	(679,050)	(7,557,686)	849,078	9,041,925
Class C
Subscriptions	233,445	2,613,615	310,693	3,251,037
Distributions reinvested	31,893	355,172	10,585	112,375
Redemptions	(371,965)	(4,115,281)	(298,630)	(3,130,231)
Net increase (decrease)	(106,627)	(1,146,494)	22,648	233,181
Institutional Class
Subscriptions	21,574,553	239,072,587	18,167,748	192,344,053
Distributions reinvested	2,133,747	23,768,542	1,094,761	11,639,046
Redemptions	(17,252,995)	(191,452,395)	(42,750,686)	(459,792,751)
Net increase (decrease)	6,455,305	71,388,734	(23,488,177)	(255,809,652)
Institutional 2 Class
Subscriptions	4,076,722	43,998,512	107,095	1,131,373
Distributions reinvested	49,219	545,225	18,794	199,197
Redemptions	(125,903)	(1,385,958)	(342,667)	(3,552,276)
Net increase (decrease)	4,000,038	43,157,779	(216,778)	(2,221,706)
Institutional 3 Class
Subscriptions	36,922,199	409,476,388	20,186,363	218,042,299
Distributions reinvested	3,039,549	33,789,874	1,304,974	13,860,746
Redemptions	(9,856,703)	(109,662,743)	(13,901,381)	(142,910,020)
Net increase	30,105,045	333,603,519	7,589,956	88,993,025
Total net increase (decrease)	41,653,517	460,373,330	(14,823,361)	(155,285,533)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2021	$10.87	0.23	0.38	0.61	(0.24)	(0.47)	(0.71)
Year Ended 4/30/2020	$10.15	0.29	0.72	1.01	(0.29)	—	(0.29)
Year Ended 4/30/2019	$9.88	0.30	0.27	0.57	(0.30)	—	(0.30)
Year Ended 4/30/2018	$10.11	0.26	(0.23)	0.03	(0.26)	—	(0.26)
Year Ended 4/30/2017	$10.00	0.26	0.11	0.37	(0.26)	—	(0.26)
Advisor Class
Year Ended 4/30/2021	$10.85	0.27	0.37	0.64	(0.26)	(0.47)	(0.73)
Year Ended 4/30/2020	$10.14	0.32	0.71	1.03	(0.32)	—	(0.32)
Year Ended 4/30/2019	$9.87	0.33	0.27	0.60	(0.33)	—	(0.33)
Year Ended 4/30/2018	$10.10	0.28	(0.23)	0.05	(0.28)	—	(0.28)
Year Ended 4/30/2017	$9.99	0.28	0.11	0.39	(0.28)	—	(0.28)
Class C
Year Ended 4/30/2021	$10.86	0.17	0.38	0.55	(0.17)	(0.47)	(0.64)
Year Ended 4/30/2020	$10.15	0.23	0.71	0.94	(0.23)	—	(0.23)
Year Ended 4/30/2019	$9.88	0.24	0.27	0.51	(0.24)	—	(0.24)
Year Ended 4/30/2018	$10.11	0.20	(0.23)	(0.03)	(0.20)	—	(0.20)
Year Ended 4/30/2017	$10.00	0.20	0.11	0.31	(0.20)	—	(0.20)
Institutional Class
Year Ended 4/30/2021	$10.87	0.26	0.37	0.63	(0.26)	(0.47)	(0.73)
Year Ended 4/30/2020	$10.15	0.32	0.72	1.04	(0.32)	—	(0.32)
Year Ended 4/30/2019	$9.88	0.33	0.27	0.60	(0.33)	—	(0.33)
Year Ended 4/30/2018	$10.11	0.28	(0.23)	0.05	(0.28)	—	(0.28)
Year Ended 4/30/2017	$10.00	0.28	0.11	0.39	(0.28)	—	(0.28)
Institutional 2 Class
Year Ended 4/30/2021	$10.85	0.27	0.38	0.65	(0.27)	(0.47)	(0.74)
Year Ended 4/30/2020	$10.14	0.33	0.71	1.04	(0.33)	—	(0.33)
Year Ended 4/30/2019	$9.87	0.35	0.26	0.61	(0.34)	—	(0.34)
Year Ended 4/30/2018	$10.09	0.29	(0.22)	0.07	(0.29)	—	(0.29)
Year Ended 4/30/2017	$9.98	0.29	0.11	0.40	(0.29)	—	(0.29)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Corporate Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2021	$10.77	5.47%	0.93%	0.88%(c)	2.10%	74%	$88,537
Year Ended 4/30/2020	$10.87	10.10%	0.95%	0.91%(c)	2.77%	91%	$68,880
Year Ended 4/30/2019	$10.15	5.93%	0.93%	0.91%(c)	3.07%	65%	$60,085
Year Ended 4/30/2018	$9.88	0.22%	0.95%	0.92%(c)	2.52%	78%	$63,283
Year Ended 4/30/2017	$10.11	3.72%	0.98%(d)	0.91%(c),(d)	2.56%	76%	$81,802
Advisor Class
Year Ended 4/30/2021	$10.76	5.83%	0.68%	0.63%(c)	2.38%	74%	$10,624
Year Ended 4/30/2020	$10.85	10.28%	0.70%	0.66%(c)	3.02%	91%	$18,086
Year Ended 4/30/2019	$10.14	6.20%	0.68%	0.66%(c)	3.32%	65%	$8,289
Year Ended 4/30/2018	$9.87	0.46%	0.70%	0.67%(c)	2.75%	78%	$9,009
Year Ended 4/30/2017	$10.10	3.98%	0.73%(d)	0.66%(c),(d)	2.81%	76%	$12,534
Class C
Year Ended 4/30/2021	$10.77	4.96%	1.68%	1.45%(c)	1.53%	74%	$4,450
Year Ended 4/30/2020	$10.86	9.35%	1.70%	1.51%(c)	2.17%	91%	$5,646
Year Ended 4/30/2019	$10.15	5.29%	1.68%	1.51%(c)	2.45%	65%	$5,045
Year Ended 4/30/2018	$9.88	(0.38%)	1.70%	1.52%(c)	1.92%	78%	$7,856
Year Ended 4/30/2017	$10.11	3.10%	1.73%(d)	1.51%(c),(d)	1.96%	76%	$10,543
Institutional Class
Year Ended 4/30/2021	$10.77	5.73%	0.68%	0.63%(c)	2.36%	74%	$431,331
Year Ended 4/30/2020	$10.87	10.37%	0.70%	0.66%(c)	3.02%	91%	$364,875
Year Ended 4/30/2019	$10.15	6.19%	0.68%	0.66%(c)	3.31%	65%	$579,312
Year Ended 4/30/2018	$9.88	0.47%	0.69%	0.66%(c)	2.78%	78%	$760,048
Year Ended 4/30/2017	$10.11	3.98%	0.73%(d)	0.66%(c),(d)	2.81%	76%	$586,861
Institutional 2 Class
Year Ended 4/30/2021	$10.76	5.94%	0.58%	0.53%	2.45%	74%	$49,251
Year Ended 4/30/2020	$10.85	10.39%	0.58%	0.56%	3.13%	91%	$6,267
Year Ended 4/30/2019	$10.14	6.29%	0.59%	0.58%	3.52%	65%	$8,052
Year Ended 4/30/2018	$9.87	0.67%	0.59%	0.57%	2.86%	78%	$1,782
Year Ended 4/30/2017	$10.09	4.09%	0.57%(d)	0.55%(d)	2.92%	76%	$2,076
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2021	$10.86	0.28	0.38	0.66	(0.28)	(0.47)	(0.75)
Year Ended 4/30/2020	$10.15	0.33	0.72	1.05	(0.34)	—	(0.34)
Year Ended 4/30/2019	$9.88	0.34	0.27	0.61	(0.34)	—	(0.34)
Year Ended 4/30/2018	$10.11	0.30	(0.23)	0.07	(0.30)	—	(0.30)
Year Ended 4/30/2017	$10.00	0.29	0.12	0.41	(0.30)	—	(0.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
04/30/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Corporate Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2021	$10.77	5.99%	0.52%	0.47%	2.49%	74%	$875,524
Year Ended 4/30/2020	$10.86	10.44%	0.53%	0.50%	3.17%	91%	$556,117
Year Ended 4/30/2019	$10.15	6.34%	0.53%	0.52%	3.44%	65%	$442,521
Year Ended 4/30/2018	$9.88	0.62%	0.53%	0.51%	2.93%	78%	$622,383
Year Ended 4/30/2017	$10.11	4.14%	0.54%(d)	0.51%(d)	2.91%	76%	$542,814
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2021	31

Notes to Financial Statements
April 30, 2021
Note 1. Organization
Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
32	Columbia Corporate Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Corporate Income Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
April 30, 2021
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
34	Columbia Corporate Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,635,784*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,802,728*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	13,209,753

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(4,236,403)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	224,339,483
Futures contracts — short	172,617,223

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Corporate Income Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
April 30, 2021
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Corporate actions and dividend income are recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
36	Columbia Corporate Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2021 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Columbia Corporate Income Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
April 30, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended April 30, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.17
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $800.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
38	Columbia Corporate Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Effective September 1, 2020, the Distributor has contractually agreed to waive a portion of the distribution fee for Class C shares through August 31, 2021 so that the distribution fee does not exceed 0.55% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated at the sole discretion of the Board of Trustees. Prior to September 1, 2020, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	132,147
Class C	—	1.00(b)	855

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2020 through August 31, 2021	Prior to September 1, 2020
Class A	0.90%	0.90%
Advisor Class	0.65	0.65
Class C	1.65	1.65
Institutional Class	0.65	0.65
Institutional 2 Class	0.52	0.55
Institutional 3 Class	0.47	0.49
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Columbia Corporate Income Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
April 30, 2021
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
313,525	(313,525)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2021			Year Ended April 30, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
45,213,911	35,403,603	80,617,514	35,379,330	—	35,379,330
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
12,319,159	5,959,400	—	22,707,554
At April 30, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,432,730,896	48,807,119	(26,099,565)	22,707,554
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,371,241,010 and $856,973,077, respectively, for the year ended April 30, 2021, of which $61,109,691 and $23,437,891, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
40	Columbia Corporate Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Corporate Income Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
April 30, 2021
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
42	Columbia Corporate Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At April 30, 2021, affiliated shareholders of record owned 71.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Corporate Income Fund | Annual Report 2021	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Corporate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Corporate Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and/or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
44	Columbia Corporate Income Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Section 163(j) Interest Dividends
$24,167,718	71.65%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Corporate Income Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
46	Columbia Corporate Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Corporate Income Fund | Annual Report 2021	47

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
48	Columbia Corporate Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Corporate Income Fund | Annual Report 2021	49

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
50	Columbia Corporate Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Corporate Income Fund | Annual Report 2021	51

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
52	Columbia Corporate Income Fund | Annual Report 2021

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Columbia Corporate Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN136_04_L01_(06/21)

Annual Report
April 30, 2021
Columbia Total Return Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Total Return Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Total Return Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alexandre (Alex) Christensen, CFA
Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended April 30, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	10.36	4.86	4.17
	Including sales charges		7.01	4.24	3.85
Advisor Class*		11/08/12	10.62	5.15	4.42
Class C	Excluding sales charges	02/01/02	9.57	4.09	3.45
	Including sales charges		8.57	4.09	3.45
Institutional Class		12/05/78	10.70	5.14	4.43
Institutional 2 Class*		11/08/12	10.69	5.21	4.49
Institutional 3 Class*		11/08/12	10.73	5.26	4.53
Class R		01/23/06	10.15	4.61	3.91
Bloomberg Barclays U.S. Aggregate Bond Index			-0.27	3.19	3.39
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Total Return Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2011 — April 30, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2021)
Asset-Backed Securities — Non-Agency	12.9
Commercial Mortgage-Backed Securities - Agency	0.4
Commercial Mortgage-Backed Securities - Non-Agency	8.3
Common Stocks	0.0(a)
Convertible Bonds	0.1
Corporate Bonds & Notes	22.0
Foreign Government Obligations	3.0
Money Market Funds	5.5
Options Purchased Puts	0.8
Residential Mortgage-Backed Securities - Agency	16.1
Residential Mortgage-Backed Securities - Non-Agency	30.5
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2021)
AAA rating	21.6
AA rating	5.4
A rating	7.8
BBB rating	23.3
BB rating	16.1
B rating	8.1
CCC rating	1.5
Not rated	16.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Total Return Bond Fund | Annual Report 2021

Fund at a Glance   (continued)
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	97.9	3.1	101.0
Foreign Currency Derivative Contracts	—	(1.0)	(1.0)
Total Notional Market Value of Derivative Contracts	97.9	2.1	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Columbia Total Return Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2021, the Fund’s Class A shares returned 10.36% excluding sales charges. The Fund significantly outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -0.27% for the same period.
Market overview
The period saw risk assets benefit from the extraordinary monetary and fiscal policy support that was initiated in March of 2020 as the COVID-19 pandemic led to widespread economic shutdowns. The Federal Reserve (Fed) slashed short-term interest rates to zero and engaged in broad-based bond purchases even as $1.9 trillion in stimulus under the CARES Act rolled out. As a result, credit-sensitive areas of the bond market rebounded over the second quarter of 2020 despite rising COVID-19 cases in certain regions.
Credit sentiment wavered in September 2020 as an additional economic relief package stalled in the Senate and there was speculation around the potential for a disputed outcome to the upcoming presidential election. November’s election results helped reduce uncertainty, while the emergency use authorization of a pair of COVID-19 vaccines in December raised the prospect of a return to economic normalcy in the coming months. Finalization of a $900 billion relief package as 2020 concluded further boosted sentiment.
Treasury yields began to move off of historic lows in October of 2020 and continued to drift higher through the first quarter of 2021. The 10-year Treasury yield ended April of 2021 at 1.65%, 101 basis points higher than its starting point of 0.64% 12 months earlier.
The Fund’s most notable contributors
•	The Fund’s outperformance relative to the benchmark was largely the result of favorable sector allocation, security selection and positioning with respect to interest rate risk.
•	From an asset allocation perspective, the Fund’s weighting toward credit-sensitive sectors, which benefited most directly from strong policy support as the pandemic emerged, drove positive contributions.
○	In this vein, exposure to securitized sectors including non-agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) added to relative performance.
○	In particular, the decision to increase exposure to non-agency MBS, which had been severely impacted by forced selling as the economy shut down, benefited the Fund’s return, as the segment was boosted by a strong housing market and resilient consumer against a highly supportive policy backdrop.
○	The Fund’s tactical off-benchmark allocations to below-investment-grade high-yield corporate bonds and emerging market bonds also added to performance.
•	Favorable security selection was driven by a preference for issuers within CMBS and both investment-grade and high-yield corporate bonds that had been most negatively impacted by COVID-19 pandemic-driven economic shutdowns.
•	With Treasury yields hovering at historically low levels, the Fund lowered overall portfolio duration and corresponding interest rate sensitivity over the third quarter of 2020. This stance benefited performance as Treasury yields moved higher beginning in October 2020.
The Fund’s most notable detractors
•	Sector allocation within investment-grade corporate bonds weighed on return, although this was offset by positive issuer selection.
Derivative usage
We invested in highly-liquid, widely traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives had a modestly positive impact on performance.
6	Columbia Total Return Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Total Return Bond Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2020 — April 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.20	1,021.19	3.79	3.78	0.75
Advisor Class	1,000.00	1,000.00	1,027.20	1,022.44	2.53	2.52	0.50
Class C	1,000.00	1,000.00	1,022.40	1,017.45	7.56	7.54	1.50
Institutional Class	1,000.00	1,000.00	1,027.20	1,022.44	2.53	2.52	0.50
Institutional 2 Class	1,000.00	1,000.00	1,027.80	1,022.79	2.17	2.17	0.43
Institutional 3 Class	1,000.00	1,000.00	1,028.00	1,023.04	1.92	1.92	0.38
Class R	1,000.00	1,000.00	1,024.90	1,019.95	5.05	5.04	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments
April 30, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 15.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-4 Class E
12/14/2026	3.650%	6,970,000	7,265,330
Subordinated Series 2018-1 Class F
12/10/2024	6.550%	10,100,000	10,337,930
Subordinated Series 2020-3 Class D
06/15/2026	2.400%	7,035,000	7,262,780
Subordinated Series 2021-1 Class D
03/15/2027	1.140%	2,450,000	2,443,889
Apidos CLO XXXIII(a),(b)
Series 2020-33A Class C
3-month USD LIBOR + 2.700% Floor 2.700% 07/24/2031	2.876%	2,500,000	2,503,360
ARES XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% 01/15/2030	1.534%	7,780,000	7,771,831
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	998,887	1,000,978
Series 2019-B Class A
10/15/2026	2.720%	240,031	240,146
Series 2020-REV1 Class A
05/15/2029	2.170%	8,640,000	8,650,637
Series 2020-REV1 Class B
05/15/2029	2.680%	5,600,000	5,631,763
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-3A Class D
3-month USD LIBOR + 3.750% Floor 3.750% 10/23/2032	4.009%	5,750,000	5,762,029
Series 2020-4A Class D
3-month USD LIBOR + 4.250% Floor 4.250% 10/20/2033	4.411%	3,750,000	3,797,227
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	1.588%	3,810,000	3,777,901
Carlyle US CLO Ltd.(a),(b)
Series 2020-2A Class C
3-month USD LIBOR + 4.000% Floor 4.000% 10/25/2031	4.174%	5,975,000	5,991,879
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	1.786%	9,300,000	9,285,204
Conn’s Receivables Funding LLC(a)
Series 2019-B Class B
06/17/2024	3.620%	4,296,092	4,301,809
Consumer Lending Receivables Trust(a)
Series 2019-A Class B
04/15/2026	4.010%	2,760,603	2,780,249
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Series 2019-P2 Class A
10/15/2026	2.470%	676,461	678,724
Consumer Loan Underlying Bond Credit Trust(a)
Subordinated Series 2017-P1 Class C
09/15/2023	5.020%	1,037,314	1,042,067
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	1.544%	7,000,000	7,000,049
Series 2020-83A Class D
3-month USD LIBOR + 3.500% Floor 3.500% 01/18/2032	3.737%	4,000,000	4,016,072
DT Auto Owner Trust(a)
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	4,000,000	4,126,122
Enva LLC(a)
Subordinated Series 2018-A Class B
05/20/2026	7.370%	1,131,909	1,148,603
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	3,517,304	3,559,245
Exeter Automobile Receivables Trust(a)
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	7,825,000	8,053,497
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class E
08/17/2026	3.440%	6,300,000	6,498,010
FREED ABS Trust(a)
Series 2019-1 Class C
06/18/2026	5.390%	6,300,000	6,481,797
Subordinated Series 2019-2 Class C
11/18/2026	4.860%	3,300,000	3,412,065
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class C
08/15/2025	3.060%	1,900,000	1,974,244
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
April 30, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-3A Class D
05/15/2026	2.270%	3,565,000	3,625,447
Subordinated Series 2020-3A Class E
07/15/2027	4.310%	1,450,000	1,525,551
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	1.540%	5,000,000	4,985,355
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	3,063,291	3,131,665
Series 2019-2 Class A
08/15/2025	4.000%	3,776,251	3,846,435
Series 2019-3 Class A
10/15/2025	3.750%	4,381,044	4,457,213
Series 2019-7 Class A
01/15/2027	3.750%	4,224,224	4,278,707
Series 2020-1 Class A
01/16/2046	3.500%	4,491,663	4,545,196
Series 2020-2 Class A
02/15/2046	3.600%	2,863,335	2,895,153
Series 2020-T1 Class A
02/15/2046	3.500%	3,892,943	3,904,521
LendingClub Receivables Trust(a),(c),(d),(e)
Series 2020-JPSL Class R
02/15/2025	0.000%	50,000	1,572,500
LL ABS Trust(a)
Series 2020-1A Class A
01/17/2028	2.330%	4,020,228	4,033,062
Lucali CLO Ltd.(a),(b)
Series 2020-1A Class D
3-month USD LIBOR + 3.600% Floor 3.600% 01/15/2033	3.838%	5,000,000	5,008,880
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class D
3-month USD LIBOR + 4.000% Floor 4.000% 01/19/2034	4.246%	6,800,000	6,932,872
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	1.938%	9,875,000	9,876,303
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	1.538%	10,000,000	9,912,150
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2019-1A Class B
04/16/2029	3.940%	4,800,000	4,871,929
Series 2020-2A Class D
09/16/2030	4.650%	2,000,000	2,125,930
Subordinated Series 2020-2A Class C
09/16/2030	2.830%	3,550,000	3,639,837
Marlette Funding Trust(a),(f)
Series 2021-1A Class A
06/16/2031	0.600%	4,800,000	4,799,866
Series 2021-1A Class B
06/16/2031	1.000%	3,950,000	3,949,750
Series 2021-1A Class C
06/16/2031	1.410%	600,000	599,846
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	1.588%	9,350,000	9,288,898
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	1.634%	22,000,000	22,004,510
Oportun Issuance Trust(a),(f)
Series 2021-B Class A
05/08/2031	1.470%	15,100,000	15,089,625
Subordinated Series 2021-B Class B
05/08/2031	1.960%	3,100,000	3,099,109
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.434%	1,000,000	983,616
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	1.638%	11,475,000	11,404,578
Pagaya AI Debt Selection Trust(a),(d)
Series 2019-1 Class A
06/15/2026	3.690%	2,192,693	2,214,620
Pagaya AI Debt Selection Trust(a)
Series 2019-2 Class A2A
09/15/2026	3.929%	974,414	976,895
Series 2019-3 Class A
11/16/2026	3.821%	4,192,481	4,252,008
Series 2021-1 Class A
11/15/2027	1.180%	7,320,000	7,311,422
Subordinated Series 2020-3 Class C
05/17/2027	6.430%	8,300,000	8,320,084

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prosper Marketplace Issuance Trust(a)
Series 2019-3A Class B
07/15/2025	3.590%	2,147,460	2,152,716
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	82,199	82,290
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	342,996	343,037
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	12,000,000	12,087,078
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	3,101,638	3,117,146
Rockland Park CLO Ltd.(a),(b),(f)
Series 2021-1A Class A
3-month USD LIBOR + 1.120% Floor 1.120% 04/20/2034	2.000%	23,000,000	23,000,000
SoFi Consumer Loan Program LLC(a)
Series 2017-5 Class A2
09/25/2026	2.780%	198,274	199,164
SoFi Consumer Loan Program Repack Trust(a),(d),(e)
Series 2019-1 Class R1B
03/01/2028	0.000%	1,960,869	1,941,261
Subordinated Series 2019-2 Class R1B
04/28/2028	0.000%	266,729	265,396
SoFi Consumer Loan Program Trust(a)
Series 2019-2 Class A
04/25/2028	3.010%	304,611	306,292
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% Floor 1.370% 01/15/2030	1.554%	5,828,571	5,810,596
Theorem Funding Trust(a)
Series 2020-1A Class A
10/15/2026	2.480%	5,816,693	5,849,135
Series 2020-1A Class B
10/15/2026	3.950%	3,000,000	3,083,974
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	5,179,315	5,251,778
Upstart Securitization Trust(a)
Series 2020-2 Class A
11/20/2030	2.309%	10,113,329	10,116,618
Subordinated Series 2018-2 Class C
12/22/2025	5.494%	3,749,241	3,775,241
Total Asset-Backed Securities — Non-Agency (Cost $390,483,615)			393,640,692

Commercial Mortgage-Backed Securities - Agency 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	5,734,427	6,097,744
Government National Mortgage Association(g),(h)
Series 2019-147 Class IO
06/16/2061	0.614%	78,730,641	4,950,961
Total Commercial Mortgage-Backed Securities - Agency (Cost $11,929,659)			11,048,705

Commercial Mortgage-Backed Securities - Non-Agency 10.0%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,415,174	1,523,715
BAMLL Commercial Mortgage Securities Trust(a),(g)
Series 2013-WBRK Class A
03/10/2037	3.652%	3,000,000	3,190,814
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2019-RLJ Class D
1-month USD LIBOR + 1.950% Floor 1.950% 04/15/2036	2.065%	7,730,000	7,336,838
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	2.365%	4,790,000	4,369,628
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.065%	1,750,000	1,514,829
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	2.655%	3,050,000	2,965,950
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	1.955%	1,600,000	1,592,476
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class C
1-month USD LIBOR + 1.900% Floor 1.900% 07/15/2035	2.015%	7,700,000	7,675,948
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.515%	6,850,000	6,043,447

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
April 30, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.915%	3,100,000	2,847,017
BX Trust(a),(b)
Series 2018-GW Class F
1-month USD LIBOR + 2.420% Floor 2.420% 05/15/2035	2.535%	5,900,000	5,877,884
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	3.035%	650,000	642,716
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	1.702%	4,361,000	4,322,961
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	2.002%	3,801,000	3,715,746
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	3,300,000	3,349,237
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	1.515%	3,000,000	3,001,874
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	1.615%	5,000,000	5,003,123
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.365%	2,000,000	2,001,875
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.115%	11,500,000	11,514,361
CLNY Trust(a),(b)
Series 2019-IKPR Class A
1-month USD LIBOR + 1.129% Floor 1.129% 11/15/2038	1.244%	5,000,000	4,996,891
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.836%	6,700,000	6,482,269
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.493% Floor 3.333% 11/15/2023	3.607%	7,618,177	7,665,784
COMM Mortgage Trust(a),(g)
Series 2020-CBM Class E
02/10/2037	3.754%	4,850,000	4,696,471
Subordinated Series 2020-CX Class D
11/10/2046	2.773%	5,600,000	5,470,512
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	3.856%	6,392,000	6,399,958
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	9,335,000	10,062,882
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	1,800,000	1,727,818
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	8,285,000	7,111,716
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	7,750,000	5,820,943
Hilton USA Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.333%	2,500,000	2,476,655
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	5,500,000	5,534,933
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	4,500,000	4,740,122
Invitation Homes Trust(a),(b)
Subordinated Series 2018-SFR3 Class E
1-month USD LIBOR + 2.000% Floor 2.000% 07/17/2037	2.115%	6,213,355	6,224,969
Morgan Stanley Capital I Trust(a),(g)
Series 2019-MEAD Class E
11/10/2036	3.283%	6,200,000	5,299,085
Oak Street Investment Grade Net Lease Fund(a)
Series 2021-1A Class A2
01/20/2051	1.930%	7,947,732	7,883,060
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,265,000	5,371,272
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,750,000	8,931,556

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	1,400,000	1,392,758
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	1,225,000	1,250,039
Subordinated Series 2019-SFR4 Class F
10/17/2036	3.684%	765,000	777,836
Subordinated Series 2020-SFR2 Class E
06/17/2037	5.115%	2,800,000	2,957,993
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.215%	5,465,581	5,438,271
SFO Commercial Mortgage Trust(a),(b),(f)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	1.260%	19,000,000	19,125,780
Subordinated Series 2021-555 Class B
1-month USD LIBOR + 1.500% Floor 1.500% 05/15/2038	1.610%	7,700,000	7,700,000
Subordinated Series 2021-555 Class C
1-month USD LIBOR + 1.800% Floor 1.800% 05/15/2038	1.910%	7,500,000	7,500,000
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	1.365%	4,800,000	4,779,955
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	3.015%	5,737,000	5,550,414
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.750% 12/15/2034	0.990%	5,155,000	5,138,942
Wells Fargo Commercial Mortgage Trust(a),(b),(f)
Series 2021-FCMT Class A
1-month USD LIBOR + 1.200% Floor 1.200% 05/15/2031	1.300%	6,250,000	6,250,000
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $249,793,681)			253,249,323
Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Insurance 0.0%
Mr. Cooper Group, Inc.(i)	4,518	155,781
WMI Holdings Corp. Escrow(c),(d),(i)	2,725	—
Total		155,781
Total Financials		155,781
Industrials 0.0%
Airlines 0.0%
United Airlines Holdings, Inc.(i)	1,493	81,219
Total Industrials		81,219
Total Common Stocks (Cost $1,511,077)		237,000

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.1%
BBVA Bancomer SA(a),(j)
Subordinated
11/12/2029	5.350%	1,405,000	1,455,854
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	440,000	463,100
Total Convertible Bonds (Cost $1,824,576)			1,918,954

Corporate Bonds & Notes 26.4%

Aerospace & Defense 0.5%
Bombardier, Inc.(a)
10/15/2022	6.000%	194,000	193,871
12/01/2024	7.500%	589,000	597,786
04/15/2027	7.875%	34,000	33,924
Moog, Inc.(a)
12/15/2027	4.250%	229,000	235,462
Northrop Grumman Corp.
01/15/2028	3.250%	3,490,000	3,774,145
TransDigm, Inc.(a)
12/15/2025	8.000%	394,000	428,031
03/15/2026	6.250%	2,697,000	2,855,680
01/15/2029	4.625%	75,000	74,004
05/01/2029	4.875%	906,000	892,579
TransDigm, Inc.
06/15/2026	6.375%	993,000	1,029,274
03/15/2027	7.500%	73,000	78,368
11/15/2027	5.500%	457,000	475,375

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
11/16/2028	4.125%	2,270,000	2,575,955
Total			13,244,454
Airlines 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	1,257,000	1,319,894
04/20/2029	5.750%	192,066	205,873
Delta Air Lines, Inc.
01/15/2026	7.375%	380,000	445,479
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	413,100	436,600
United Airlines, Inc.(a)
04/15/2026	4.375%	320,000	332,009
04/15/2029	4.625%	357,000	370,787
Total			3,110,642
Automotive 0.5%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	494,000	507,686
04/01/2027	6.500%	29,000	30,631
Clarios Global LP(a)
05/15/2025	6.750%	132,000	141,686
Ford Motor Co.
04/21/2023	8.500%	50,000	56,001
04/22/2025	9.000%	446,000	544,831
04/22/2030	9.625%	15,000	21,042
Ford Motor Credit Co. LLC
03/18/2024	5.584%	1,014,000	1,105,289
09/08/2024	3.664%	934,000	972,427
11/13/2025	3.375%	1,019,000	1,044,112
01/09/2027	4.271%	630,000	664,839
08/17/2027	4.125%	540,000	564,553
02/16/2028	2.900%	329,000	322,380
11/13/2030	4.000%	353,000	360,307
IAA Spinco, Inc.(a)
06/15/2027	5.500%	740,000	778,013
IHO Verwaltungs GmbH(a),(k)
09/15/2026	4.750%	295,000	301,771
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	2,164,000	2,191,052
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	1,095,000	1,162,184
05/15/2027	8.500%	592,000	639,115
Real Hero Merger Sub 2, Inc.(a)
02/01/2029	6.250%	168,000	174,042
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenneco, Inc.(a)
01/15/2029	7.875%	618,000	696,079
04/15/2029	5.125%	347,000	344,850
Total			12,622,890
Banking 3.0%
Bank of America Corp.(j)
07/23/2031	1.898%	18,920,000	17,958,472
Citigroup, Inc.(j)
06/03/2031	2.572%	4,815,000	4,837,304
Citigroup, Inc.(f),(j)
05/01/2032	2.561%	4,637,000	4,632,994
Goldman Sachs Group, Inc. (The)(j)
05/01/2029	4.223%	5,310,000	6,010,482
JPMorgan Chase & Co.(j)
10/15/2030	2.739%	11,295,000	11,590,595
04/22/2032	2.580%	11,215,000	11,262,885
Morgan Stanley(j)
01/22/2031	2.699%	1,750,000	1,788,570
04/28/2032	1.928%	2,989,000	2,835,043
Washington Mutual Bank(c),(d),(l)
Subordinated
01/15/2015	0.000%	27,379,000	41,069
Wells Fargo & Co.
10/23/2026	3.000%	3,855,000	4,156,696
Wells Fargo & Co.(j)
02/11/2031	2.572%	10,120,000	10,232,384
Total			75,346,494
Brokerage/Asset Managers/Exchanges 0.1%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	46,000	51,110
AG Issuer LLC(a)
03/01/2028	6.250%	45,000	46,590
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	260,000	266,473
Hightower Holding LLC(a)
04/15/2029	6.750%	597,000	611,023
NFP Corp.(a)
05/15/2025	7.000%	173,000	186,504
08/15/2028	6.875%	1,201,000	1,259,203
Total			2,420,903
Building Materials 0.6%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	921,000	950,345
01/15/2028	4.000%	445,000	453,583

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	1,745,000	1,790,015
11/15/2026	4.500%	485,000	502,849
Beacon Roofing Supply, Inc.(a),(f)
05/15/2029	4.125%	424,000	423,029
Cemex SAB de CV(a)
11/19/2029	5.450%	8,704,000	9,549,032
Core & Main LP(a)
08/15/2025	6.125%	796,000	814,159
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	256,000	265,670
Interface, Inc.(a)
12/01/2028	5.500%	197,000	205,635
James Hardie International Finance DAC(a)
01/15/2028	5.000%	250,000	265,578
White Cap Buyer LLC(a)
10/15/2028	6.875%	389,000	412,919
Total			15,632,814
Cable and Satellite 1.1%
CCO Holdings LLC/Capital Corp.(a)
02/15/2026	5.750%	766,000	791,659
05/01/2027	5.125%	396,000	414,768
05/01/2027	5.875%	834,000	861,684
06/01/2029	5.375%	233,000	252,773
03/01/2030	4.750%	862,000	899,439
08/15/2030	4.500%	1,694,000	1,726,673
02/01/2031	4.250%	288,000	288,038
05/01/2032	4.500%	467,000	471,803
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	575,000	673,943
03/01/2050	4.800%	5,625,000	6,181,734
04/01/2061	3.850%	620,000	569,707
CSC Holdings LLC
06/01/2024	5.250%	871,000	943,727
CSC Holdings LLC(a)
05/15/2026	5.500%	480,000	493,555
02/01/2028	5.375%	952,000	1,002,266
01/15/2030	5.750%	598,000	636,104
12/01/2030	4.125%	1,399,000	1,391,917
12/01/2030	4.625%	358,000	350,023
02/15/2031	3.375%	359,000	337,502
CSC Holdings LLC(a),(f)
11/15/2031	5.000%	237,000	237,271
DISH DBS Corp.
07/15/2022	5.875%	739,000	773,261
11/15/2024	5.875%	192,000	207,823
07/01/2026	7.750%	1,217,000	1,402,944
07/01/2028	7.375%	250,000	269,933
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	257,000	261,489
09/15/2028	6.500%	495,000	516,497
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	1,136,000	1,168,717
08/01/2027	5.000%	347,000	363,212
07/01/2030	4.125%	363,000	363,191
Virgin Media Finance PLC(a)
07/15/2030	5.000%	805,000	802,976
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	1,131,000	1,174,597
05/15/2029	5.500%	469,000	500,936
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	555,000	568,557
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	335,000	351,552
Ziggo BV(a)
01/15/2027	5.500%	222,000	230,809
01/15/2030	4.875%	730,000	750,055
Total			28,231,135
Chemicals 0.4%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	328,000	318,422
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	607,000	637,048
Element Solutions, Inc.(a)
09/01/2028	3.875%	618,000	616,560
HB Fuller Co.
10/15/2028	4.250%	188,000	191,303
Herens Holdco Sarl(a),(f)
05/15/2028	4.750%	374,000	374,000
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	398,000	445,740
INEOS Group Holdings SA(a)
08/01/2024	5.625%	366,000	368,536
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	739,000	738,978
Ingevity Corp.(a)
11/01/2028	3.875%	494,000	492,171
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	381,000	414,343
Iris Holdings, Inc.(a),(k)
02/15/2026	8.750%	279,000	286,547
LYB International Finance III LLC
05/01/2050	4.200%	1,445,000	1,582,592
Minerals Technologies, Inc.(a)
07/01/2028	5.000%	140,000	146,680

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Phosagro OAO Via Phosagro Bond Funding DAC(a)
11/03/2021	3.950%	304,000	308,129
PQ Corp.(a)
12/15/2025	5.750%	236,000	242,069
SPCM SA(a)
09/15/2025	4.875%	82,000	84,057
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	1,029,000	1,093,243
WR Grace & Co.(a)
06/15/2027	4.875%	561,000	584,799
Total			8,925,217
Construction Machinery 0.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	806,000	790,213
Herc Holdings, Inc.(a)
07/15/2027	5.500%	129,000	136,396
NESCO Holdings II, Inc.(a)
04/15/2029	5.500%	373,000	384,190
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	183,000	188,148
United Rentals North America, Inc.
09/15/2026	5.875%	356,000	372,161
05/15/2027	5.500%	361,000	384,809
02/15/2031	3.875%	194,000	195,355
Total			2,451,272
Consumer Cyclical Services 0.1%
APX Group, Inc.
12/01/2022	7.875%	188,000	188,886
09/01/2023	7.625%	155,000	159,331
11/01/2024	8.500%	227,000	236,786
Arches Buyer, Inc.(a)
06/01/2028	4.250%	155,000	154,248
12/01/2028	6.125%	93,000	95,726
ASGN, Inc.(a)
05/15/2028	4.625%	398,000	414,148
Frontdoor, Inc.(a)
08/15/2026	6.750%	662,000	702,162
Match Group, Inc.(a)
06/01/2028	4.625%	97,000	100,131
02/15/2029	5.625%	79,000	85,516
Staples, Inc.(a)
04/15/2026	7.500%	334,000	345,918
04/15/2027	10.750%	28,000	28,969
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(a)
05/15/2025	7.500%	688,000	743,538
01/15/2028	6.250%	200,000	217,091
Total			3,472,450
Consumer Products 0.1%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	384,000	410,270
Energizer Holdings, Inc.(a)
03/31/2029	4.375%	382,000	379,857
Mattel, Inc.(a)
12/31/2025	6.750%	90,000	94,633
04/01/2026	3.375%	247,000	255,742
12/15/2027	5.875%	446,000	489,891
04/01/2029	3.750%	765,000	782,731
Mattel, Inc.
11/01/2041	5.450%	28,000	32,004
Newell Brands, Inc.
06/01/2025	4.875%	371,000	410,975
Prestige Brands, Inc.(a)
01/15/2028	5.125%	214,000	224,313
04/01/2031	3.750%	255,000	244,600
Spectrum Brands, Inc.
07/15/2025	5.750%	202,000	207,889
Spectrum Brands, Inc.(a)
03/15/2031	3.875%	247,000	242,134
Total			3,775,039
Diversified Manufacturing 0.4%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	1,111,000	1,146,915
06/30/2028	4.125%	314,000	320,205
Carrier Global Corp.
04/05/2040	3.377%	4,965,000	5,009,152
CFX Escrow Corp.(a)
02/15/2026	6.375%	349,000	371,936
Gates Global LLC/Co.(a)
01/15/2026	6.250%	876,000	918,370
Resideo Funding, Inc.(a)
11/01/2026	6.125%	408,000	430,984
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	282,000	303,861
Vertical Holdco GmbH(a)
07/15/2028	7.625%	145,000	158,019
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	340,000	356,859
WESCO Distribution, Inc.
06/15/2024	5.375%	160,000	163,079

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	1,621,000	1,754,764
06/15/2028	7.250%	346,000	383,886
Total			11,318,030
Electric 2.8%
AEP Texas, Inc.
01/15/2050	3.450%	2,995,000	3,008,133
Appalachian Power Co.
05/15/2044	4.400%	4,045,000	4,635,354
Calpine Corp.(a)
06/01/2026	5.250%	131,000	134,440
02/15/2028	4.500%	1,125,000	1,136,483
03/15/2028	5.125%	293,000	297,768
02/01/2031	5.000%	92,000	90,570
Clearway Energy Operating LLC
09/15/2026	5.000%	887,000	916,007
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	744,000	780,112
02/15/2031	3.750%	1,511,000	1,489,431
CMS Energy Corp.
03/01/2024	3.875%	2,005,000	2,158,102
11/15/2025	3.600%	260,000	283,745
03/31/2043	4.700%	230,000	266,147
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	1,265,000	1,374,155
DTE Energy Co.
10/01/2026	2.850%	8,462,000	9,023,507
Emera US Finance LP
06/15/2046	4.750%	6,290,000	7,222,546
Eversource Energy
01/15/2028	3.300%	3,472,000	3,750,177
Georgia Power Co.
03/15/2042	4.300%	1,215,000	1,398,667
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	988,000	1,048,185
09/15/2027	4.500%	240,000	259,524
NRG Energy, Inc.
01/15/2027	6.625%	238,000	247,924
01/15/2028	5.750%	15,000	15,930
NRG Energy, Inc.(a)
02/15/2029	3.375%	270,000	264,848
06/15/2029	5.250%	1,142,000	1,223,291
02/15/2031	3.625%	650,000	636,882
Pacific Gas and Electric Co.
07/01/2050	4.950%	4,910,000	5,022,668
PacifiCorp
02/15/2050	4.150%	2,080,000	2,423,300
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	132,000	134,015
PG&E Corp.
07/01/2028	5.000%	80,000	84,075
07/01/2030	5.250%	147,000	156,927
San Diego Gas & Electric Co.
04/15/2050	3.320%	1,765,000	1,810,646
Southern Co. (The)
07/01/2046	4.400%	3,188,000	3,624,156
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	79,000	85,015
01/15/2030	4.750%	494,000	514,748
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	68,000	70,282
02/15/2027	5.625%	209,000	217,594
07/31/2027	5.000%	712,000	737,541
WEC Energy Group, Inc.
10/15/2027	1.375%	3,345,000	3,259,111
Xcel Energy, Inc.
06/15/2028	4.000%	3,155,000	3,539,294
06/01/2030	3.400%	6,370,000	6,885,172
Total			70,226,472
Environmental 0.2%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	262,000	271,103
08/01/2025	3.750%	1,266,000	1,287,868
12/15/2026	5.125%	407,000	427,408
05/01/2027	8.500%	726,000	797,832
08/01/2028	4.000%	293,000	280,375
09/01/2028	3.500%	445,000	429,304
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	943,000	966,083
Total			4,459,973
Finance Companies 0.6%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	10,500,000	12,077,475
Global Aircraft Leasing Co., Ltd.(a),(k)
09/15/2024	6.500%	216,909	215,426
Navient Corp.
06/15/2022	6.500%	602,000	632,006
01/25/2023	5.500%	225,000	235,487
06/15/2026	6.750%	235,000	253,487
03/15/2028	4.875%	256,000	250,841
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	618,000	621,361
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	471,000	458,289
03/01/2031	3.875%	555,000	541,064

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLM Corp.
10/29/2025	4.200%	245,000	257,835
Springleaf Finance Corp.
03/15/2024	6.125%	502,000	542,273
03/15/2025	6.875%	181,000	205,603
06/01/2025	8.875%	57,000	63,164
Total			16,354,311
Food and Beverage 1.9%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	13,543,000	16,178,670
Bacardi Ltd.(a)
05/15/2048	5.300%	5,595,000	6,977,556
Cott Holdings, Inc.(a)
04/01/2025	5.500%	997,000	1,024,417
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,399,000	1,445,941
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	971,000	1,053,773
JBS USA LUX SA/Food Co./Finance, Inc.(a)
01/15/2030	5.500%	223,000	245,802
Kraft Heinz Foods Co.
06/01/2046	4.375%	7,724,000	8,273,573
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	57,000	62,753
MHP SE(a)
05/10/2024	7.750%	581,000	614,071
Mondelez International, Inc.
04/13/2030	2.750%	4,715,000	4,868,387
Performance Food Group, Inc.(a)
05/01/2025	6.875%	433,000	462,436
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	491,000	522,544
04/15/2031	4.250%	1,302,000	1,315,639
Post Holdings, Inc.(a)
03/01/2027	5.750%	1,241,000	1,300,439
01/15/2028	5.625%	92,000	97,155
04/15/2030	4.625%	624,000	629,878
09/15/2031	4.500%	832,000	826,137
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	450,000	448,724
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	317,000	319,394
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	438,000	443,418
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Foods, Inc.(a)
04/15/2025	6.250%	563,000	598,667
02/15/2029	4.750%	585,000	592,256
Total			48,301,630
Gaming 0.5%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	47,000	52,045
Boyd Gaming Corp.
04/01/2026	6.375%	11,000	11,358
08/15/2026	6.000%	313,000	324,562
12/01/2027	4.750%	332,000	340,299
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	774,000	780,703
CCM Merger, Inc.(a)
05/01/2026	6.375%	133,000	138,945
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	428,000	450,966
07/01/2025	6.250%	1,442,000	1,533,490
07/01/2027	8.125%	646,000	718,046
International Game Technology PLC(a)
02/15/2025	6.500%	568,000	628,660
04/15/2026	4.125%	293,000	301,915
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	413,000	439,911
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	538,000	569,306
02/01/2027	5.750%	223,000	249,000
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	844,000	843,727
Scientific Games International, Inc.(a)
07/01/2025	8.625%	90,000	98,476
10/15/2025	5.000%	1,979,000	2,043,744
03/15/2026	8.250%	283,000	305,769
05/15/2028	7.000%	88,000	94,882
11/15/2029	7.250%	603,000	663,936
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	80,000	83,550
VICI Properties LP/Note Co., Inc.(a)
02/15/2025	3.500%	495,000	506,271
12/01/2026	4.250%	358,000	370,162
02/15/2027	3.750%	106,000	106,809
12/01/2029	4.625%	55,000	57,181
08/15/2030	4.125%	85,000	86,384
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	137,000	145,938
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	260,000	280,673
Total			12,226,708

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 1.5%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	290,000	306,980
04/15/2029	5.000%	499,000	515,745
Avantor Funding, Inc.(a)
07/15/2028	4.625%	485,000	507,903
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	1.206%	4,916,000	4,958,637
Becton Dickinson and Co.
06/06/2024	3.363%	2,000,000	2,153,730
02/11/2031	1.957%	2,710,000	2,583,230
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	390,000	396,956
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	42,000	43,730
03/15/2029	3.750%	215,000	218,773
03/15/2031	4.000%	172,000	176,931
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	438,000	462,261
03/15/2026	8.000%	392,000	422,116
03/15/2027	5.625%	129,000	136,675
04/15/2029	6.875%	402,000	420,507
CVS Health Corp.
03/25/2048	5.050%	8,650,000	10,645,359
Encompass Health Corp.
02/01/2028	4.500%	422,000	437,200
HCA, Inc.
02/01/2025	5.375%	1,273,000	1,418,477
09/01/2028	5.625%	223,000	260,059
02/01/2029	5.875%	873,000	1,028,719
09/01/2030	3.500%	529,000	543,313
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	318,000	326,332
09/15/2027	4.375%	274,000	284,032
Hologic, Inc.(a)
02/15/2029	3.250%	170,000	166,921
IQVIA, Inc.(a)
10/15/2026	5.000%	970,000	1,003,616
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	104,000	112,035
02/01/2028	7.250%	23,000	25,217
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	501,000	521,154
Select Medical Corp.(a)
08/15/2026	6.250%	1,751,000	1,862,054
Syneos Health, Inc.(a)
01/15/2029	3.625%	159,000	155,812
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teleflex, Inc.(a)
06/01/2028	4.250%	386,000	398,127
Tenet Healthcare Corp.
07/15/2024	4.625%	1,237,000	1,255,971
05/01/2025	5.125%	122,000	123,526
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	366,000	394,403
01/01/2026	4.875%	220,000	228,529
02/01/2027	6.250%	468,000	490,699
11/01/2027	5.125%	774,000	813,514
06/15/2028	4.625%	69,000	71,243
10/01/2028	6.125%	834,000	878,257
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	317,000	330,766
Total			37,079,509
Healthcare Insurance 0.1%
Centene Corp.(a)
06/01/2026	5.375%	162,000	168,919
08/15/2026	5.375%	158,000	165,692
Centene Corp.
12/15/2027	4.250%	215,000	225,462
12/15/2029	4.625%	916,000	994,097
10/15/2030	3.000%	752,000	746,502
Total			2,300,672
Home Construction 0.1%
Meritage Homes Corp.
06/01/2025	6.000%	277,000	315,293
Meritage Homes Corp.(a)
04/15/2029	3.875%	618,000	635,221
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	70,000	71,437
04/01/2029	4.750%	346,000	350,963
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	84,000	94,778
08/01/2030	5.125%	514,000	565,291
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	284,000	304,963
TRI Pointe Group, Inc.
06/15/2028	5.700%	144,000	160,143
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	143,000	159,447
Total			2,657,536

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 1.5%
Apache Corp.
11/15/2025	4.625%	152,000	160,524
11/15/2027	4.875%	427,000	450,357
01/15/2030	4.250%	1,168,000	1,171,759
09/01/2040	5.100%	1,860,000	1,908,989
02/01/2042	5.250%	337,000	350,758
04/15/2043	4.750%	365,000	362,577
01/15/2044	4.250%	193,000	180,693
Callon Petroleum Co.
10/01/2024	6.125%	71,000	65,683
07/01/2026	6.375%	920,000	804,802
Canadian Natural Resources Ltd.
06/01/2027	3.850%	1,825,000	1,995,362
06/30/2033	6.450%	855,000	1,101,467
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	277,000	263,112
CNX Resources Corp.(a)
03/14/2027	7.250%	595,000	642,529
01/15/2029	6.000%	123,000	131,002
Comstock Resources, Inc.
08/15/2026	9.750%	80,000	86,988
08/15/2026	9.750%	69,000	74,832
Comstock Resources, Inc.(a)
03/01/2029	6.750%	284,000	290,127
Continental Resources, Inc.(a)
01/15/2031	5.750%	295,000	342,229
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	648,000	670,714
05/01/2029	5.000%	223,000	228,239
Double Eagle III Midco 1 LLC/Finance Corp.(a)
12/15/2025	7.750%	621,000	702,432
Encana Corp.
08/15/2034	6.500%	17,000	21,674
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	202,000	215,224
01/30/2028	5.750%	491,000	523,968
Energuate Trust(a)
05/03/2027	5.875%	1,810,000	1,905,990
EQT Corp.
10/01/2027	3.900%	706,000	735,771
01/15/2029	5.000%	259,000	282,775
EQT Corp.(j)
02/01/2030	8.750%	149,000	190,535
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	22,000	22,875
02/01/2029	5.750%	264,000	269,454
02/01/2031	6.000%	282,000	292,397
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Indigo Natural Resources LLC(a)
02/01/2029	5.375%	214,000	212,374
Matador Resources Co.
09/15/2026	5.875%	1,069,000	1,065,749
MEG Energy Corp.(a)
02/01/2029	5.875%	161,000	165,100
Newfield Exploration Co.
07/01/2024	5.625%	97,000	108,078
01/01/2026	5.375%	222,000	248,708
Occidental Petroleum Corp.
02/15/2023	2.700%	905,000	910,276
08/15/2024	2.900%	644,000	642,485
07/15/2025	8.000%	213,000	248,617
08/15/2029	3.500%	2,060,000	1,968,518
09/01/2030	6.625%	896,000	1,023,003
01/01/2031	6.125%	2,894,000	3,225,767
09/15/2036	6.450%	4,303,000	4,899,082
07/15/2044	4.500%	1,650,000	1,474,758
06/15/2045	4.625%	447,000	407,055
03/15/2046	6.600%	1,175,000	1,304,334
04/15/2046	4.400%	3,287,000	2,904,764
08/15/2049	4.400%	311,000	270,730
Ovintiv, Inc.
11/01/2031	7.200%	40,000	52,062
SM Energy Co.
09/15/2026	6.750%	422,000	409,340
01/15/2027	6.625%	433,000	418,194
WPX Energy, Inc.
06/15/2028	5.875%	67,000	73,888
Total			38,478,720
Integrated Energy 0.1%
Cenovus Energy, Inc.
07/15/2025	5.375%	355,000	403,392
11/15/2039	6.750%	257,000	326,348
Lukoil International Finance BV(a)
04/24/2023	4.563%	971,000	1,029,544
Total			1,759,284
Leisure 0.3%
Boyne USA, Inc.(a)
05/15/2029	4.750%	170,000	174,714
Carnival Corp.(a)
03/01/2026	7.625%	358,000	392,066
03/01/2027	5.750%	933,000	984,739
08/01/2027	9.875%	365,000	429,511
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	225,000	226,970

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	968,000	1,016,153
10/01/2028	6.500%	496,000	532,650
Cinemark USA, Inc.
06/01/2023	4.875%	623,000	622,217
Cinemark USA, Inc.(a)
05/01/2025	8.750%	138,000	150,210
03/15/2026	5.875%	695,000	721,105
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	47,000	47,882
03/15/2026	5.625%	92,000	95,593
05/15/2027	6.500%	280,000	310,842
NCL Corp Ltd.(a)
03/15/2026	5.875%	322,000	337,298
NCL Finance Ltd.(a)
03/15/2028	6.125%	168,000	177,039
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	146,000	161,025
04/01/2028	5.500%	570,000	597,780
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	180,000	170,936
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	354,000	366,253
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	491,000	496,109
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	61,000	65,791
Viking Cruises Ltd.(a)
09/15/2027	5.875%	223,000	218,557
Viking Ocean Cruises Ship VII Ltd.(a)
02/15/2029	5.625%	115,000	116,878
VOC Escrow Ltd.(a)
02/15/2028	5.000%	34,000	34,681
Total			8,446,999
Life Insurance 0.3%
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	1,306,000	1,316,760
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	2,100,000	2,306,997
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	205,000	255,635
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Voya Financial, Inc.
06/15/2026	3.650%	1,592,000	1,770,617
06/15/2046	4.800%	2,558,000	3,124,575
Total			8,774,584
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	61,000	64,178
05/01/2028	5.750%	67,000	72,081
02/15/2032	3.625%	253,000	249,688
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	312,000	321,537
Total			707,484
Media and Entertainment 0.4%
Clear Channel International BV(a)
08/01/2025	6.625%	289,000	303,659
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	705,000	725,923
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	196,000	204,281
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	672,000	682,280
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	232,000	169,298
08/15/2027	6.625%	85,000	45,902
iHeartCommunications, Inc.
05/01/2026	6.375%	767,634	816,799
05/01/2027	8.375%	996,507	1,068,396
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	392,000	405,712
01/15/2028	4.750%	275,000	280,728
Lamar Media Corp.
02/15/2028	3.750%	444,000	447,815
01/15/2029	4.875%	64,000	67,537
Netflix, Inc.
04/15/2028	4.875%	546,000	628,692
11/15/2028	5.875%	749,000	911,776
05/15/2029	6.375%	525,000	661,506
Netflix, Inc.(a)
11/15/2029	5.375%	167,000	198,367
06/15/2030	4.875%	126,000	146,177
Nexstar Broadcasting, Inc.(a)
11/01/2028	4.750%	299,000	304,396
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	204,000	217,515
10/01/2030	5.875%	255,000	278,832

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	268,000	276,988
01/15/2029	4.250%	207,000	205,271
03/15/2030	4.625%	144,000	143,089
Playtika Holding Corp.(a)
03/15/2029	4.250%	409,000	406,708
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	78,000	77,436
01/15/2031	5.375%	152,000	154,173
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	46,000	48,368
Total			9,877,624
Metals and Mining 0.4%
Alcoa Nederland Holding BV(a)
09/30/2026	7.000%	252,000	265,872
03/31/2029	4.125%	282,000	289,566
Commercial Metals Co.
02/15/2031	3.875%	60,000	59,733
Constellium NV(a)
05/15/2024	5.750%	61,000	61,709
02/15/2026	5.875%	863,000	889,940
Constellium SE(a)
06/15/2028	5.625%	961,000	1,021,109
04/15/2029	3.750%	528,000	516,753
Freeport-McMoRan, Inc.
09/01/2029	5.250%	432,000	479,029
08/01/2030	4.625%	512,000	563,926
03/15/2043	5.450%	914,000	1,116,114
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	392,000	397,564
04/01/2029	6.125%	655,000	698,031
Novelis Corp.(a)
09/30/2026	5.875%	1,839,000	1,918,580
01/30/2030	4.750%	824,000	858,531
Total			9,136,457
Midstream 1.6%
Cheniere Energy Partners LP
10/01/2026	5.625%	1,287,000	1,341,697
10/01/2029	4.500%	392,000	409,028
Cheniere Energy Partners LP(a)
03/01/2031	4.000%	409,000	416,188
Cheniere Energy, Inc.(a)
10/15/2028	4.625%	593,000	618,283
DCP Midstream Operating LP
03/15/2023	3.875%	48,000	49,966
05/15/2029	5.125%	484,000	519,331
04/01/2044	5.600%	174,000	179,012
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	143,000	145,282
Enterprise Products Operating LLC
01/31/2060	3.950%	1,055,000	1,061,459
EQM Midstream Partners LP(a)
07/01/2025	6.000%	157,000	171,413
07/01/2027	6.500%	417,000	460,163
01/15/2029	4.500%	315,000	312,874
01/15/2031	4.750%	400,000	396,217
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	950,000	927,327
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	722,000	745,676
Kinder Morgan, Inc.
02/15/2046	5.050%	4,250,000	4,894,374
MPLX LP
04/15/2048	4.700%	2,850,000	3,127,065
NuStar Logistics LP
10/01/2025	5.750%	1,237,000	1,331,403
06/01/2026	6.000%	284,000	307,619
04/28/2027	5.625%	165,000	174,139
10/01/2030	6.375%	604,000	665,064
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	9,075,000	8,734,238
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	184,000	186,394
Sunoco LP/Finance Corp.
02/15/2026	5.500%	1,219,000	1,257,078
04/15/2027	6.000%	239,000	251,069
Superior Plus LP/General Partner, Inc.(a)
03/15/2029	4.500%	337,000	344,120
Targa Resources Partners LP/Finance Corp.
04/15/2026	5.875%	371,000	388,529
02/01/2027	5.375%	376,000	391,526
01/15/2028	5.000%	577,000	607,300
01/15/2029	6.875%	43,000	48,206
03/01/2030	5.500%	1,091,000	1,180,720
Targa Resources Partners LP/Finance Corp.(a)
02/01/2031	4.875%	1,635,000	1,711,106
01/15/2032	4.000%	283,000	278,000
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	279,000	281,092
Western Gas Partners LP
08/15/2048	5.500%	2,583,000	2,657,128
Williams Companies, Inc. (The)
09/15/2045	5.100%	3,460,000	4,014,709
Total			40,584,795

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natural Gas 0.5%
NiSource, Inc.
05/01/2030	3.600%	3,435,000	3,753,456
02/15/2043	5.250%	535,000	675,557
05/15/2047	4.375%	6,799,000	7,857,015
Sempra Energy
06/15/2027	3.250%	302,000	327,653
Total			12,613,681
Oil Field Services 0.1%
Apergy Corp.
05/01/2026	6.375%	237,000	248,405
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	100,000	104,583
Nabors Industries Ltd.(a)
01/15/2026	7.250%	164,000	146,427
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	60,176	56,399
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	34,075	33,000
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	54,000	51,097
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	608,098	578,577
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	103,000	107,966
Total			1,326,454
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.(a)
05/15/2027	5.250%	175,000	179,158
Other Industry 0.0%
Dycom Industries, Inc.(a)
04/15/2029	4.500%	420,000	426,955
Hillenbrand, Inc.
03/01/2031	3.750%	333,000	328,090
Total			755,045
Other REIT 0.1%
Hospitality Properties Trust
03/15/2024	4.650%	219,000	221,862
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	494,000	496,108
10/01/2025	5.250%	643,000	651,631
02/01/2027	4.250%	30,000	29,379
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	380,000	403,170
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%	232,000	230,054
Service Properties Trust
10/01/2024	4.350%	103,000	102,740
12/15/2027	5.500%	135,000	142,018
Total			2,276,962
Packaging 0.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	1,110,000	1,105,162
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	501,000	516,699
08/15/2026	4.125%	1,492,000	1,534,744
08/15/2027	5.250%	383,000	391,591
08/15/2027	5.250%	303,000	309,229
Berry Global, Inc.(a)
02/15/2026	4.500%	500,000	512,061
BWAY Holding Co.(a)
04/15/2024	5.500%	296,000	296,995
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	219,000	222,509
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	550,000	575,166
Novolex(a)
01/15/2025	6.875%	28,000	28,462
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	1,187,000	1,241,063
08/15/2027	8.500%	555,000	597,561
Total			7,331,242
Pharmaceuticals 0.7%
AbbVie, Inc.
06/15/2044	4.850%	2,170,000	2,640,849
11/21/2049	4.250%	4,075,000	4,629,705
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	391,000	399,678
11/01/2025	5.500%	248,000	255,679
04/01/2026	9.250%	1,613,000	1,786,559
01/31/2027	8.500%	397,000	442,010
08/15/2027	5.750%	608,000	652,847
01/30/2028	5.000%	414,000	420,111
02/15/2029	5.000%	163,000	163,156
02/15/2029	6.250%	738,000	780,632
01/30/2030	5.250%	70,000	70,349
02/15/2031	5.250%	238,000	238,318
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%	158,000	153,228
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	253,000	268,172
06/30/2028	6.000%	326,000	249,184

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Endo Luxembourg Finance Co I Sarl/US, Inc.(a)
04/01/2029	6.125%	518,000	512,819
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	1,492,000	1,568,843
06/15/2028	5.000%	166,000	181,093
Jazz Securities DAC(a)
01/15/2029	4.375%	328,000	335,341
Organon Finance 1 LLC(a)
04/30/2028	4.125%	1,339,000	1,373,362
04/30/2031	5.125%	998,000	1,035,443
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	661,000	695,381
Total			18,852,759
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	673,000	680,421
10/15/2027	6.750%	618,000	650,163
AssuredPartners, Inc.(a)
01/15/2029	5.625%	375,000	380,029
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	648,000	658,048
HUB International Ltd.(a)
05/01/2026	7.000%	668,000	692,371
MGIC Investment Corp.
08/15/2028	5.250%	49,000	51,802
Radian Group, Inc.
03/15/2025	6.625%	908,000	1,027,175
03/15/2027	4.875%	339,000	360,878
USI, Inc.(a)
05/01/2025	6.875%	65,000	66,082
Total			4,566,969
Railroads 0.1%
Union Pacific Corp.
08/15/2059	3.950%	985,000	1,077,362
02/05/2070	3.750%	1,215,000	1,255,556
Total			2,332,918
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	110,000	111,468
04/15/2025	5.750%	1,123,000	1,191,958
01/15/2028	3.875%	61,000	61,722
10/15/2030	4.000%	299,000	291,735
IRB Holding Corp.(a)
06/15/2025	7.000%	1,508,000	1,624,792
02/15/2026	6.750%	887,000	918,520
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Yum! Brands, Inc.(a)
04/01/2025	7.750%	1,070,000	1,169,194
Yum! Brands, Inc.
03/15/2031	3.625%	223,000	220,259
Total			5,589,648
Retailers 0.3%
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	23,000	24,481
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	102,000	101,847
Hanesbrands, Inc.(a)
05/15/2025	5.375%	1,364,000	1,434,786
L Brands, Inc.(a)
07/01/2025	9.375%	47,000	59,576
10/01/2030	6.625%	278,000	320,287
L Brands, Inc.
06/15/2029	7.500%	63,000	73,047
11/01/2035	6.875%	200,000	242,519
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	256,000	261,738
Lowe’s Companies, Inc.
05/03/2047	4.050%	3,340,000	3,707,292
Macy’s Retail Holdings LLC(a)
04/01/2029	5.875%	210,000	215,305
Penske Automotive Group, Inc.
09/01/2025	3.500%	36,000	36,901
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	233,000	240,142
02/15/2029	7.750%	135,000	146,423
Total			6,864,344
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	76,000	83,778
02/15/2028	5.875%	296,000	315,372
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	1,250,000	1,247,295
01/15/2027	4.625%	688,000	715,300
02/15/2030	4.875%	581,000	605,111
Total			2,966,856
Technology 1.8%
Ascend Learning LLC(a)
08/01/2025	6.875%	612,000	625,212
08/01/2025	6.875%	107,000	109,597
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	172,000	182,665

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	269,000	264,357
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	94,000	101,069
03/01/2026	9.125%	28,000	29,640
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	4,365,000	4,782,434
Broadcom, Inc.
11/15/2030	4.150%	2,325,000	2,540,456
Broadcom, Inc.(a)
04/15/2034	3.469%	4,865,000	4,917,172
Camelot Finance SA(a)
11/01/2026	4.500%	189,000	196,447
CDK Global, Inc.
06/01/2027	4.875%	91,000	96,302
CDK Global, Inc.(a)
05/15/2029	5.250%	190,000	204,916
CommScope Technologies LLC(a)
06/15/2025	6.000%	204,000	207,647
Gartner, Inc.(a)
07/01/2028	4.500%	204,000	214,487
10/01/2030	3.750%	482,000	483,182
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	693,000	687,037
Intel Corp.
05/11/2047	4.100%	4,220,000	4,848,417
Iron Mountain, Inc.(a)
07/15/2028	5.000%	140,000	144,906
09/15/2029	4.875%	62,000	63,316
07/15/2030	5.250%	769,000	798,412
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	747,000	777,708
Microchip Technology, Inc.(a)
09/01/2025	4.250%	488,000	511,543
NCR Corp.(a)
04/15/2025	8.125%	178,000	194,822
09/01/2027	5.750%	91,000	96,202
10/01/2028	5.000%	512,000	528,359
04/15/2029	5.125%	883,000	910,492
09/01/2029	6.125%	274,000	298,337
10/01/2030	5.250%	203,000	210,212
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	1,090,000	1,164,429
Oracle Corp.
04/01/2050	3.600%	5,830,000	5,746,148
03/25/2061	4.100%	5,105,000	5,342,052
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plantronics, Inc.(a)
05/31/2023	5.500%	1,080,000	1,080,889
03/01/2029	4.750%	1,365,000	1,344,514
PTC, Inc.(a)
02/15/2025	3.625%	221,000	226,631
QualityTech LP/QTS Finance Corp.(a)
10/01/2028	3.875%	836,000	843,532
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	108,000	129,438
09/01/2025	7.375%	148,000	161,066
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	362,000	377,233
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	193,000	198,852
Switch Ltd.(a)
09/15/2028	3.750%	100,000	99,369
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	285,000	301,655
06/01/2025	6.750%	292,000	297,348
Tencent Holdings Ltd.(a)
06/03/2050	3.240%	2,050,000	1,881,449
Verscend Escrow Corp.(a)
08/15/2026	9.750%	739,000	787,132
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	622,000	615,741
Total			45,622,824
Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	102,000	103,870
07/15/2027	5.750%	100,000	105,814
FedEx Corp.
04/01/2046	4.550%	3,660,000	4,256,472
Total			4,466,156
Wireless 0.8%
Altice France Holding SA(a)
02/15/2028	6.000%	831,000	823,769
Altice France SA(a)
05/01/2026	7.375%	1,506,000	1,564,325
02/01/2027	8.125%	127,000	139,316
01/15/2028	5.500%	1,233,000	1,269,897
07/15/2029	5.125%	446,000	447,843
American Tower Corp.
08/15/2029	3.800%	5,040,000	5,542,253
SBA Communications Corp.
09/01/2024	4.875%	431,000	441,274
02/15/2027	3.875%	557,000	570,085

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
April 30, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Communications Corp.(a)
02/01/2029	3.125%	708,000	678,409
Sprint Capital Corp.
03/15/2032	8.750%	310,000	459,409
Sprint Corp.
06/15/2024	7.125%	994,000	1,148,409
02/15/2025	7.625%	741,000	881,892
03/01/2026	7.625%	485,000	594,792
T-Mobile USA, Inc.
02/15/2026	2.250%	140,000	140,958
02/01/2028	4.750%	286,000	305,598
02/15/2029	2.625%	572,000	557,210
02/15/2031	2.875%	318,000	310,073
04/15/2031	3.500%	630,000	638,739
T-Mobile USA, Inc.(a)
04/15/2030	3.875%	880,000	960,284
02/15/2041	3.000%	2,350,000	2,202,701
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	399,000	390,225
Total			20,067,461
Wirelines 1.7%
AT&T, Inc.(a)
09/15/2055	3.550%	9,596,000	8,842,805
12/01/2057	3.800%	8,632,000	8,239,982
Cablevision Lightpath LLC(a)
09/15/2028	5.625%	200,000	205,418
CenturyLink, Inc.
03/15/2022	5.800%	459,000	474,162
12/01/2023	6.750%	1,148,000	1,270,161
04/01/2025	5.625%	527,000	569,071
CenturyLink, Inc.(a)
12/15/2026	5.125%	329,000	344,956
02/15/2027	4.000%	338,000	343,882
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	698,000	692,957
03/01/2028	6.125%	516,000	532,595
Northwest Fiber LLC/Finance Sub, Inc.(a)
02/15/2028	6.000%	240,000	240,187
Telecom Italia Capital SA
09/30/2034	6.000%	52,000	58,584
Verizon Communications, Inc.
09/21/2028	4.329%	3,825,000	4,409,395
08/10/2033	4.500%	10,107,000	11,903,039
03/22/2061	3.700%	6,270,000	6,346,228
Total			44,473,422
Total Corporate Bonds & Notes (Cost $671,244,281)			672,209,997

Foreign Government Obligations(m),(n) 3.6%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Belarus 0.0%
Republic of Belarus International Bond(a)
02/28/2023	6.875%		660,000	673,931
Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%		75,000	80,313
06/01/2027	5.250%		445,000	476,005
NOVA Chemicals Corp.(a),(f)
05/15/2029	4.250%		289,000	287,260
Total				843,578
Colombia 0.7%
Colombia Government International Bond
04/15/2031	3.125%		8,520,000	8,340,400
05/15/2049	5.200%		4,442,000	4,852,880
Ecopetrol SA
04/29/2030	6.875%		4,400,000	5,338,993
Total				18,532,273
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/25/2027	5.950%		785,000	894,976
Egypt 0.1%
Egypt Government International Bond(a)
01/31/2047	8.500%		1,015,000	1,047,494
Honduras 0.1%
Honduras Government International Bond(a)
03/15/2024	7.500%		1,710,000	1,861,439
03/15/2024	7.500%		971,000	1,056,993
Total				2,918,432
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%		2,250,000	2,246,937
Indonesia 0.4%
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%		342,000	372,481
05/15/2030	5.450%		1,700,000	1,956,118
PT Pertamina Persero(a)
05/30/2044	6.450%		1,650,000	2,111,052
01/21/2050	4.175%		5,280,000	5,299,711
Total				9,739,362
Ivory Coast 0.2%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	4,455,000	5,800,780

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Foreign Government Obligations(m),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 1.0%
Petroleos Mexicanos
09/21/2047	6.750%		10,471,000	9,243,761
01/23/2050	7.690%		6,500,000	6,258,056
01/28/2060	6.950%		11,185,000	9,894,255
Total				25,396,072
Qatar 0.1%
Qatar Government International Bond(a)
03/14/2049	4.817%		2,400,000	2,955,832
Romania 0.2%
Romanian Government International Bond(a)
05/26/2028	2.875%	EUR	4,100,000	5,459,117
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		1,320,000	1,458,991
Saudi Arabia 0.1%
Saudi Government International Bond(a)
04/17/2049	5.000%		2,550,000	3,085,596
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%		855,000	893,555
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%		2,300,000	2,377,651
Turkey 0.1%
Turkey Government International Bond
02/17/2028	5.125%		2,000,000	1,881,735
Ukraine 0.0%
Ukraine Government International Bond(a)
09/25/2032	7.375%		800,000	809,144
United Arab Emirates 0.2%
Abu Dhabi National Energy Co. PJSC(a)
01/12/2023	3.625%		971,000	1,020,335
DP World PLC(a)
07/02/2037	6.850%		1,280,000	1,703,878
09/25/2048	5.625%		1,100,000	1,336,324
Total				4,060,537
Total Foreign Government Obligations (Cost $90,025,410)				91,075,993

Residential Mortgage-Backed Securities - Agency 19.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(o)
12/01/2046	3.500%	8,761,870	9,420,012
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	5.785%	429,168	73,084
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	5.935%	950,977	209,740
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.944%	17,698,743	3,670,459
CMO Series 4979 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 06/25/2048	5.944%	7,697,392	1,998,030
CMO STRIPS Series 2012-278 Class S1
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/15/2042	5.935%	1,599,236	313,219
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.855%	673,608	140,472
Federal Home Loan Mortgage Corp.(h)
CMO Series 4176 Class BI
03/15/2043	3.500%	1,251,957	184,554
CMO Series 4182 Class DI
05/15/2039	3.500%	948,797	19,214
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4620 Class AS
11/15/2042	1.930%	1,103,916	69,689
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.415% Floor 1.415%, Cap 11.040% 06/01/2032	1.665%	2,850	2,862
1-year CMT + 2.305% Floor 2.305%, Cap 10.430% 07/01/2037	2.680%	52,628	52,360

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
08/01/2034	5.500%	56,155	65,155
10/01/2040- 07/01/2041	4.500%	3,039,149	3,422,740
08/01/2043- 02/01/2048	4.000%	17,239,357	18,917,291
06/01/2045	3.500%	1,705,427	1,838,305
CMO Series 2017-72 Class B
09/25/2047	3.000%	8,281,629	8,839,999
Federal National Mortgage Association(h)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	777,390	22,391
CMO Series 2020-76 Class EI
11/25/2050	2.500%	15,880,455	2,399,149
CMO Series 2021-3 Class TI
02/25/2051	2.500%	40,642,323	7,230,818
Federal National Mortgage Association(b),(h)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.794%	3,237,305	651,445
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.044%	1,923,674	380,872
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.894%	1,444,409	323,921
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.894%	5,780,952	1,467,249
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.894%	13,707,906	3,348,042
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	6.044%	6,661,251	1,442,928
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	5.994%	5,986,859	1,446,114
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-54 Class NS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.044%	4,867,366	1,182,957
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.044%	10,492,778	2,634,068
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	6.094%	6,981,938	1,432,193
CMO Series 2018-67 MS Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	6.094%	6,195,410	1,099,805
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	6.044%	10,256,771	2,298,289
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.944%	26,630,284	5,297,956
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.944%	15,558,593	3,747,037
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.944%	13,524,716	3,122,774
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.500%, Cap 11.500% 07/20/2025	2.250%	6,356	6,551
Government National Mortgage Association(o)
04/20/2048	4.500%	8,883,756	9,669,317
Government National Mortgage Association(h)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	4,670,990	467,197
CMO Series 2020-175 Class KI
11/20/2050	2.500%	29,609,957	4,474,109

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-191 Class UG
12/20/2050	3.500%	21,627,050	3,495,344
CMO Series 2021-16 Class KI
01/20/2051	2.500%	25,845,096	3,978,666
CMO Series 2021-9 Class MI
01/20/2051	2.500%	24,772,781	3,360,017
Government National Mortgage Association(b),(h)
CMO Series 2017-130 Class GS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	6.084%	11,228,608	3,157,740
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	6.084%	6,673,541	1,599,111
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	6.084%	9,776,462	2,097,052
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.084%	4,709,190	1,051,089
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	6.034%	6,179,390	1,354,881
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.084%	6,481,364	1,162,017
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.084%	7,206,125	1,579,050
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	6.134%	8,202,570	1,661,476
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	6.084%	6,884,463	1,368,111
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-139 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	6.034%	5,403,522	972,428
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	6.084%	15,497,842	3,198,522
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	6.034%	13,115,015	2,533,254
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	6.084%	7,270,217	1,595,885
CMO Series 2018-89 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	6.084%	10,860,765	1,806,566
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.084%	7,691,628	1,368,173
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	5.884%	11,535,561	2,417,293
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	6.034%	8,458,064	1,677,308
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	6.034%	9,816,964	1,893,381
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	5.934%	9,336,941	1,691,525

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	6.034%	8,714,208	1,574,844
CMO Series 2019-90 Class SD
-1.0 x 1-month USD LIBOR + 6.150% 07/20/2049	6.034%	13,574,670	2,565,229
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	5.934%	7,684,569	1,087,987
CMO Series 2020-62 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	6.034%	11,974,336	2,038,770
Government National Mortgage Association TBA(f)
05/20/2051	2.500%	65,000,000	67,528,906
Uniform Mortgage-Backed Security TBA(f)
05/18/2036- 05/13/2051	2.500%	112,000,000	116,354,219
05/18/2036- 05/13/2051	3.000%	116,500,000	122,218,705
05/13/2051	2.000%	15,000,000	15,138,867
05/13/2051	4.000%	14,000,000	15,039,883
Total Residential Mortgage-Backed Securities - Agency (Cost $473,052,054)			491,948,666

Residential Mortgage-Backed Securities - Non-Agency 36.6%

American Mortgage Trust(c),(d),(g)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	94	57
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	4,795,000	4,824,225
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2020-RN2 Class A1
06/28/2035	4.424%	2,720,079	2,738,058
Bayview Opportunity Master Fund Trust(a),(g)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	1,597,991	1,601,417
Bayview Opportunity Master Fund V Trust(a),(g)
CMO Series 2020-RN3 Class A1
09/25/2035	3.105%	3,328,956	3,338,740
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	3.456%	2,878,794	2,886,223
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.706%	1,084,287	1,084,281
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.406%	493,473	493,535
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.856%	6,630,401	6,635,160
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	2.106%	5,250,000	5,280,448
CMO Series 2019-2A Class M2
1-month USD LIBOR + 3.100% Floor 3.100% 04/25/2029	3.206%	1,500,000	1,515,134
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	1.206%	785,003	785,043
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.706%	12,700,000	12,753,810
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.606%	3,727,000	3,734,213
CMO Series 2020-2A Class M1B
1-month USD LIBOR + 3.200% Floor 3.200% 08/26/2030	3.306%	6,380,000	6,449,021
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	2.956%	3,000,000	3,021,710
CMO Series 2020-3A Class M1C
1-month USD LIBOR + 3.700% Floor 3.700% 10/25/2030	3.806%	6,900,000	7,156,647
CMO Series 2020-4A Class M2A
1-month USD LIBOR + 2.600% Floor 2.600% 06/25/2030	2.706%	5,000,000	5,026,461
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.200% Floor 2.200% 03/25/2031	2.217%	8,300,000	8,548,929

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BRAVO Residential Funding Trust(a),(g)
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	886,621	902,358
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	1,700,000	1,667,159
BVRT Financing Trust(a),(b),(d)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.111%	11,000,000	11,055,000
CMO Series 2021-CRT2 Class M1
1-month USD LIBOR + 1.750% Floor 1.750% 11/10/2032	1.861%	5,354,745	5,354,745
CMO Series 2021-CRT3 Class B1
30-day Average SOFR + 4.300% Floor 4.300% 01/10/2031	4.311%	10,000,000	10,000,000
CMO Series 2021-CRT3 Class M2
30-day Average SOFR + 2.050% Floor 2.050% 01/10/2031	2.061%	2,140,000	2,140,000
CMO Series 2021-CRT3 Class M3
30-day Average SOFR + 3.150% Floor 3.150% 01/10/2031	3.161%	3,100,000	3,100,000
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 03/15/2038	1.610%	6,918,246	6,918,597
BVRT Financing Trust(a),(b),(c),(d)
CMO Series 2021-2F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 01/10/2032	1.566%	6,400,000	6,400,000
CMO Series 2021-CRT1 Class M1
1-month USD LIBOR + 1.750% Floor 1.750% 01/10/2033	1.861%	10,075,221	10,086,837
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.361%	12,700,000	12,714,643
CMO Series 2021-CRT1 Class M3
1-month USD LIBOR + 2.750% Floor 3.000% 01/10/2033	3.000%	20,000,000	19,860,520
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.856%	6,600,000	6,582,575
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIM Trust(a),(g)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	6,740,517	6,752,663
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.186%	7,179,814	7,107,373
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2014-12 Class 3A1
10/25/2035	2.810%	512,706	512,858
CMO Series 2014-C Class A
02/25/2054	3.250%	76,695	76,664
CMO Series 2015-A Class A4
06/25/2058	4.250%	261,150	264,937
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	8,500,000	8,682,897
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.256%	7,738,488	7,624,574
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% Floor 2.050% 01/25/2040	2.156%	9,471,071	9,532,367
Credit Suisse Mortgage Trust(a),(g)
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	4,415,989	4,404,614
CSMC Ltd.(a)
Subordinated CMO Series 2020-BPL2 Class A1
03/25/2026	3.453%	1,983,355	1,980,947
CSMC Trust(a),(g)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.460%	18,790,699	19,092,783
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	4,609,596	4,698,626
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	500,000	515,173
CMO Series 2020-2 Class M1
05/25/2065	4.112%	7,190,000	7,506,698
Eagle Re Ltd.(a),(b)
CMO Series 2018-1 Class M1
1-month USD LIBOR + 1.700% Floor 1.700% 11/25/2028	1.806%	1,376,515	1,382,933
Subordinated CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.556%	15,300,000	15,106,031

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eagle RE Ltd.(a),(b)
CMO Series 2020-2 Class M1B
1-month USD LIBOR + 4.000% 10/25/2030	4.148%	2,500,000	2,518,938
CMO Series 2020-2 Class M1C
1-month USD LIBOR + 4.500% 10/25/2030	4.650%	5,750,000	5,826,012
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	2,500,000	2,558,794
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2014-C03 Class 1M2
1-month USD LIBOR + 3.000% Floor 3.000% 07/25/2024	3.106%	15,041,859	15,145,729
CMO Series 2018-C04 Class 2M2
1-month USD LIBOR + 2.550% Floor 2.550% 12/25/2030	2.656%	5,080,388	5,184,004
Federal Home Loan Mortgage Corp. REMIC Trust(a),(b)
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	5.856%	7,625,000	8,134,622
Federal Home Loan Mortgage Corp. STACR REMIC Trust(a),(b)
CMO Series 2020-HQA4 Class M2
1-month USD LIBOR + 3.150% 09/25/2050	3.259%	7,300,000	7,366,942
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	24,371,000	24,532,865
CMO Series 2019-GT2 Class A
09/25/2024	4.230%	4,836,000	4,834,458
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	10,500,000	10,548,062
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA4 Class M2
1-month USD LIBOR + 3.750% Floor 3.750% 08/25/2050	3.856%	9,446,384	9,574,858
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.106%	3,992,466	4,030,445
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.610%	16,500,000	16,798,803
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	4.010%	8,500,000	8,825,906
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT LLC(a),(c),(d),(g)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	25,000,000	24,999,870
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.006%	6,164,933	6,164,954
Glebe Funding Trust (The)(a)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	26,750,000	26,750,000
Home RE Ltd.(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.150% Floor 4.150% 10/25/2030	4.294%	11,550,000	11,930,433
Homeward Opportunities Fund Trust(a),(g)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	8,700,000	8,750,143
Legacy Mortgage Asset Trust(a)
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	3,276,757	3,282,105
Legacy Mortgage Asset Trust(a),(g)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	7,042,799	7,033,091
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	6,000,000	5,997,574
LVII Resecuritization Trust(a),(g)
Subordinated CMO Series 2009-3 Class B3
11/25/2037	5.129%	2,518,085	2,518,940
MFA Trust(a),(g)
CMO Series 2020-NQM1 Class M1
08/25/2049	3.071%	2,800,000	2,870,892
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	1.856%	2,387,788	2,332,052
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	4,839,288	4,839,460
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	1,935,715	1,935,009
New Residential Mortgage Loan Trust(a),(g)
CMO Series 2020-NPL2 Class A1
08/25/2060	3.228%	3,358,979	3,386,217
CMO Series 2020-RPL2 Class A1
08/25/2025	3.578%	17,763,716	18,101,712

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	5,306,566	5,363,902
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	1.656%	1,032,766	1,033,195
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.506%	116,746	116,778
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.056%	5,000,000	5,021,401
Oaktown Re Ltd.(a),(b)
Subordinated CMO Series 2017-1A Class M2
1-month USD LIBOR + 4.000% 04/25/2027	4.106%	530,105	531,646
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M1B
1-month USD LIBOR + 3.600% Floor 3.600% 10/25/2030	3.706%	8,600,000	8,663,002
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	2.060%	4,000,000	4,033,572
OMSR(a)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	3,801,628	3,819,497
OSAT Trust(a),(g)
CMO Series 2020-RPL1 Class A1
12/26/2059	3.072%	6,576,529	6,619,635
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.109%	4,894,874	4,741,090
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.861%	5,073,839	4,936,162
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.956%	26,000,000	25,970,227
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.756%	38,450,000	38,265,136
Preston Ridge Partners LLC(a),(g)
CMO Series 2020-5 Class A1
11/25/2025	3.104%	3,093,972	3,103,242
Preston Ridge Partners Mortgage(a),(g)
CMO Series 2021-2 Class A1
01/25/2026	2.115%	7,640,074	7,630,052
Preston Ridge Partners Mortgage LLC(a),(f),(g)
CMO Series 2021-3 Class A1
04/25/2026	1.867%	20,000,000	19,999,730
Preston Ridge Partners Mortgage Trust(a),(g)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	16,655,963	16,646,574
Pretium Mortgage Credit Partners I LLC(a),(g)
CMO Series 2020-NPL2 Class A1
02/27/2060	3.721%	3,835,794	3,839,060
CMO Series 2020-RPL1 Class A1
05/27/2060	3.819%	3,324,961	3,419,064
CMO Series 2020-RPL2 Class A1
06/27/2069	3.179%	7,276,004	7,406,403
PRPM LLC(a),(g)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	22,282,752	22,489,372
CMO Series 2020-2 Class A1
08/25/2025	3.671%	9,005,017	9,069,387
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.856%	12,000,000	12,017,232
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	1.556%	12,340,000	12,233,925
RCO V Mortgage LLC(a),(g)
CMO Series 2019-2 Class A1
11/25/2024	3.475%	12,194,606	12,217,704
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	1,078,830	1,098,364
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	3,890,441	3,968,587
SG Residential Mortgage Trust(a),(g)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	3,801,000	3,868,142

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	33

Portfolio of Investments  (continued)
April 30, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
STACR Trust(a),(b)
CMO Series 2018-DNA3 Class M2
1-month USD LIBOR + 2.100% 09/25/2048	2.206%	7,350,000	7,436,435
Station Place Securitization Trust(a),(b)
Subordinated CMO Series 2021-WL1 Class B
1-month USD LIBOR + 0.850% Floor 0.850% 01/26/2054	0.979%	6,800,000	6,801,477
Subordinated CMO Series 2021-WL1 Class C
1-month USD LIBOR + 1.050% Floor 1.050% 01/26/2054	1.179%	4,300,000	4,300,932
Stonnington Mortgage Trust(a),(c),(d),(g)
CMO Series 2020-1 Class A
07/28/2024	5.500%	7,821,297	7,821,297
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	4,237,406	4,237,406
Toorak Mortgage Corp., Ltd.(g)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	5,400,000	5,431,797
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 3.900% Floor 3.900% 10/25/2030	4.018%	9,225,000	9,319,191
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 3.000% Floor 3.000% 08/25/2033	3.107%	12,500,000	12,514,538
CMO Series 2021-1 Class M1C
1-month USD LIBOR + 3.400% Floor 3.400% 08/25/2033	3.507%	7,250,000	7,261,707
CMO Series 2021-2 Class M1B
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2033	2.710%	8,800,000	8,866,689
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	4.610%	4,800,000	4,861,192
Vericrest Opportunity Loan Transferee(a),(g)
CMO Series 2021-NPL7 Class A1
04/25/2051	2.116%	11,808,468	11,809,307
Vericrest Opportunity Loan Transferee XCIX LLC(a),(g)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	8,304,437	8,302,178
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee XCVI LLC(a),(g)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	10,741,786	10,734,287
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2020-NPL6 Class A1B
04/25/2050	4.949%	5,800,000	5,800,517
Verus Securitization Trust(a),(g)
CMO Series 2020-4 Class M1
06/25/2065	3.291%	4,000,000	4,152,001
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	8,077,930	8,114,843
CMO Series 2021-R1 Class A1
10/25/2063	0.820%	6,910,735	6,884,991
Visio Trust(a),(g)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	2,714,020	2,773,587
Visio Trust(a),(p)
CMO Series 2021-1R Class A1
05/25/2056	1.280%	15,000,000	14,999,924
CMO Series 2021-1R Class A2
05/25/2056	1.484%	4,750,000	4,749,933
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $915,688,237)			931,966,884

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(q)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	3.608%	119,718	119,469
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.858%	32,969	32,639
Total			152,108
Food and Beverage 0.0%
BellRing Brands LLC(b),(q)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/21/2024	4.750%	89,636	90,196
Froneri International Ltd.(b),(q)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.863%	25,000	25,203
Total			115,399

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.0%
Ascend Learning LLC(b),(q)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	57,602	57,435
DCert Buyer, Inc.(b),(q)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	7.113%	404,000	405,515
Epicore Software Corp.(b),(q)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	106,000	108,650
Project Alpha Intermediate Holding, Inc.(b),(q)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	4.120%	97,468	97,102
Total			668,702
Total Senior Loans (Cost $929,158)			936,209

U.S. Treasury Obligations 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2027	2.250%	6,872,500	7,328,877
08/15/2048	3.000%	4,590,000	5,266,308
Total U.S. Treasury Obligations (Cost $11,354,670)			12,595,185

Options Purchased Puts 0.9%
Value ($)
(Cost $5,859,000)	22,766,786

Money Market Funds 6.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.054%(r),(s)	167,917,706	167,900,915
Total Money Market Funds (Cost $167,883,618)		167,900,915
Total Investments in Securities (Cost: $2,991,579,036)		3,051,495,309
Other Assets & Liabilities, Net		(506,888,306)
Net Assets		2,544,607,003

At April 30, 2021, securities and/or cash totaling $38,686,080 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
9,790,000 EUR	11,720,245 USD	UBS	05/21/2021	—	(53,832)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	5,799	06/2021	USD	765,649,219	—	(7,217,293)
U.S. Treasury 2-Year Note	501	06/2021	USD	110,599,664	—	(96,872)
U.S. Treasury 5-Year Note	844	06/2021	USD	104,603,250	—	(878,699)
U.S. Ultra Treasury Bond	301	06/2021	USD	55,957,781	—	(1,804,517)
Total					—	(9,997,381)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	35

Portfolio of Investments  (continued)
April 30, 2021
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	140,000,000	140,000,000	1.00	09/30/2021	2,436,000	9,831,206
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	150,000,000	150,000,000	1.25	12/03/2021	2,325,000	8,150,595
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	90,000,000	90,000,000	1.25	11/18/2021	1,098,000	4,784,985
Total							5,859,000	22,766,786

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(90,000,000)	(90,000,000)	1.70	10/01/2021	(1,244,250)	(1,533,618)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(120,000,000)	(120,000,000)	2.20	03/17/2022	(2,244,000)	(1,707,192)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.372%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Morgan Stanley	02/17/2031	USD	103,800,000	(2,621,903)	—	—	—	(2,621,903)
3-Month USD LIBOR	Fixed rate of 1.635%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	03/18/2031	USD	67,000,000	(56,359)	—	—	—	(56,359)
Total							(2,678,262)	—	—	—	(2,678,262)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	8,000,000	906,249	(4,000)	340,428	—	561,821	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	1,700,000	87,125	(850)	60,790	—	25,485	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	1,000,000	113,281	(500)	60,872	—	51,909	—
Total							1,106,655	(5,350)	462,090	—	639,215	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 36	Morgan Stanley	06/20/2026	5.000	Quarterly	USD	176,655,000	(3,172,743)	—	—	—	(3,172,743)

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.435	USD	4,000,000	(453,124)	2,000	—	(912,182)	461,058	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.435	USD	3,500,000	(396,484)	1,750	—	(747,804)	353,070	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.435	USD	7,000,000	(792,969)	3,500	—	(875,846)	86,377	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.435	USD	5,000,000	(566,406)	2,500	—	(622,585)	58,679	—
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	3.925	USD	4,700,000	(240,875)	2,350	—	(248,865)	10,340	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.435	USD	9,200,000	(1,042,187)	4,600	—	(1,779,786)	742,199	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.435	USD	12,000,000	(1,359,374)	6,000	—	(1,956,186)	602,812	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.435	USD	5,000,000	(566,406)	2,500	—	(1,129,174)	565,268	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.435	USD	5,000,000	(566,406)	2,500	—	(874,697)	310,791	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.435	USD	5,000,000	(566,406)	2,500	—	(842,280)	278,374	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	3.925	USD	3,000,000	(153,750)	1,500	—	(459,908)	307,658	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.435	USD	7,000,000	(792,968)	3,500	—	(1,576,298)	786,830	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.435	USD	5,000,000	(566,406)	2,500	—	(1,021,937)	458,031	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.435	USD	7,000,000	(792,969)	3,500	—	(1,179,192)	389,723	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.435	USD	3,000,000	(339,844)	1,500	—	(595,033)	256,689	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	3.925	USD	3,500,000	(179,375)	1,750	—	(529,826)	352,201	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	3.927	USD	3,500,000	(199,063)	1,750	—	(540,509)	343,196	—
Total								(9,575,012)	46,200	—	(15,892,108)	6,363,296	—

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	37

Portfolio of Investments  (continued)
April 30, 2021
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month USD LIBOR	London Interbank Offered Rate	0.176%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	4.160%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2021, the total value of these securities amounted to $1,845,753,120, which represents 72.54% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2021.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2021, the total value of these securities amounted to $83,496,793, which represents 3.28% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Zero coupon bond.
(f)	Represents a security purchased on a when-issued basis.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2021.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Non-income producing investment.
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2021.
(k)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(l)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2021, the total value of these securities amounted to $41,069, which represents less than 0.01% of total net assets.
(m)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(n)	Principal and interest may not be guaranteed by a governmental entity.
(o)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(p)	Represents a security purchased on a forward commitment basis.
(q)	The stated interest rate represents the weighted average interest rate at April 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(r)	The rate shown is the seven-day current annualized yield at April 30, 2021.
(s)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.054%
	153,141,394	1,200,605,111	(1,185,800,262)	(45,328)	167,900,915	12,958	172,045	167,917,706
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Total Return Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	384,529,769	9,110,923	393,640,692
Commercial Mortgage-Backed Securities - Agency	—	11,048,705	—	11,048,705
Commercial Mortgage-Backed Securities - Non-Agency	—	253,249,323	—	253,249,323
Common Stocks
Financials	155,781	—	—	155,781
Industrials	81,219	—	—	81,219
Total Common Stocks	237,000	—	—	237,000
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	39

Portfolio of Investments  (continued)
April 30, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Convertible Bonds	—	1,918,954	—	1,918,954
Corporate Bonds & Notes	—	672,168,928	41,069	672,209,997
Foreign Government Obligations	—	91,075,993	—	91,075,993
Residential Mortgage-Backed Securities - Agency	—	491,948,666	—	491,948,666
Residential Mortgage-Backed Securities - Non-Agency	—	818,433,915	113,532,969	931,966,884
Senior Loans	—	936,209	—	936,209
U.S. Treasury Obligations	12,595,185	—	—	12,595,185
Options Purchased Puts	—	22,766,786	—	22,766,786
Money Market Funds	167,900,915	—	—	167,900,915
Total Investments in Securities	180,733,100	2,748,077,248	122,684,961	3,051,495,309
Investments in Derivatives
Asset
Swap Contracts	—	7,002,511	—	7,002,511
Liability
Forward Foreign Currency Exchange Contracts	—	(53,832)	—	(53,832)
Futures Contracts	(9,997,381)	—	—	(9,997,381)
Options Contracts Written	—	(3,240,810)	—	(3,240,810)
Swap Contracts	—	(5,851,005)	—	(5,851,005)
Total	170,735,719	2,745,934,112	122,684,961	3,039,354,792
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2021 ($)
Asset-Backed Securities — Non-Agency	14,011,675	(998,659)	(4,013,500)	5,345,705	15,790,444	(21,024,742)	—	—	9,110,923
Common Stocks	—	—	—	—	—	—	—	—	—
Corporate Bonds & Notes	41,069	—	—	—	—	—	—	—	41,069
Residential Mortgage-Backed Securities — Non-Agency	16,363,730	92,940	—	(15,258)	120,724,987	(8,496,989)	—	(15,136,441)	113,532,969
Total	30,416,474	(905,719)	(4,013,500)	5,330,447	136,515,431	(29,521,731)	—	(15,136,441)	122,684,961
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2021 was $1,608,195, which is comprised of Asset-Backed Securities — Non-Agency of $1,600,535 and Residential Mortgage-Backed Securities — Non-Agency of $7,660.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds and common stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement. Generally, a change in estimated earnings of the respective company might result in change to the comparable companies and market multiples.
Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Total Return Bond Fund | Annual Report 2021

Statement of Assets and Liabilities
April 30, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,817,836,418)	$2,860,827,608
Affiliated issuers (cost $167,883,618)	167,900,915
Options purchased (cost $5,859,000)	22,766,786
Cash	6,196
Foreign currency (cost $456,951)	456,382
Cash collateral held at broker for:
Swap contracts	6,018,000
Margin deposits on:
Swap contracts	18,358,628
Unrealized appreciation on swap contracts	7,002,511
Upfront payments on swap contracts	462,090
Receivable for:
Investments sold on a delayed delivery basis	97,970
Capital shares sold	17,780,048
Dividends	6,635
Interest	11,980,203
Foreign tax reclaims	65,142
Variation margin for futures contracts	398,859
Variation margin for swap contracts	296,971
Expense reimbursement due from Investment Manager	9,054
Prepaid expenses	31,585
Trustees’ deferred compensation plan	372,281
Total assets	3,114,837,864
Liabilities
Option contracts written, at value (premiums received $3,488,250)	3,240,810
Unrealized depreciation on forward foreign currency exchange contracts	53,832
Upfront receipts on swap contracts	15,892,108
Payable for:
Investments purchased	67,625,080
Investments purchased on a delayed delivery basis	472,372,604
Capital shares purchased	3,070,407
Distributions to shareholders	7,058,948
Variation margin for swap contracts	217,732
Management services fees	33,397
Distribution and/or service fees	5,994
Transfer agent fees	195,319
Compensation of board members	7,758
Compensation of chief compliance officer	80
Other expenses	84,511
Trustees’ deferred compensation plan	372,281
Total liabilities	570,230,861
Net assets applicable to outstanding capital stock	$2,544,607,003
Represented by
Paid in capital	2,486,309,992
Total distributable earnings (loss)	58,297,011
Total - representing net assets applicable to outstanding capital stock	$2,544,607,003
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	41

Statement of Assets and Liabilities  (continued)
April 30, 2021
Class A
Net assets	$786,976,436
Shares outstanding	20,841,582
Net asset value per share	$37.76
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$38.93
Advisor Class
Net assets	$159,565,191
Shares outstanding	4,230,864
Net asset value per share	$37.71
Class C
Net assets	$20,492,173
Shares outstanding	542,581
Net asset value per share	$37.77
Institutional Class
Net assets	$1,062,540,341
Shares outstanding	28,121,695
Net asset value per share	$37.78
Institutional 2 Class
Net assets	$155,945,065
Shares outstanding	4,135,454
Net asset value per share	$37.71
Institutional 3 Class
Net assets	$354,336,113
Shares outstanding	9,376,901
Net asset value per share	$37.79
Class R
Net assets	$4,751,684
Shares outstanding	125,787
Net asset value per share	$37.78
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Total Return Bond Fund | Annual Report 2021

Statement of Operations
Year Ended April 30, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$104,092
Dividends — affiliated issuers	172,045
Interest	86,987,267
Total income	87,263,404
Expenses:
Management services fees	11,286,582
Distribution and/or service fees
Class A	1,902,589
Class C	224,460
Class R	16,598
Transfer agent fees
Class A	896,580
Advisor Class	142,036
Class C	26,459
Institutional Class	1,000,160
Institutional 2 Class	58,513
Institutional 3 Class	32,609
Class R	3,897
Compensation of board members	51,140
Custodian fees	49,760
Printing and postage fees	166,165
Registration fees	195,709
Audit fees	49,500
Legal fees	50,447
Interest on collateral	10,957
Compensation of chief compliance officer	750
Other	96,409
Total expenses	16,261,320
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,190,003)
Fees waived by transfer agent
Institutional 2 Class	(4,572)
Institutional 3 Class	(18,227)
Expense reduction	(1,460)
Total net expenses	13,047,058
Net investment income	74,216,346
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	43

Statement of Operations  (continued)
Year Ended April 30, 2021
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$43,839,407
Investments — affiliated issuers	12,958
Foreign currency translations	65,455
Forward foreign currency exchange contracts	(850,524)
Futures contracts	6,436,225
Options purchased	9,142,975
Options contracts written	(11,499,811)
Swap contracts	19,248,486
Net realized gain	66,395,171
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	105,099,255
Investments — affiliated issuers	(45,328)
Foreign currency translations	3,862
Forward foreign currency exchange contracts	(61,819)
Futures contracts	(30,393,860)
Options purchased	6,052,747
Options contracts written	12,171,149
Swap contracts	(5,450,125)
Net change in unrealized appreciation (depreciation)	87,375,881
Net realized and unrealized gain	153,771,052
Net increase in net assets resulting from operations	$227,987,398
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Total Return Bond Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment income	$74,216,346	$66,452,203
Net realized gain	66,395,171	74,814,790
Net change in unrealized appreciation (depreciation)	87,375,881	(10,186,369)
Net increase in net assets resulting from operations	227,987,398	131,080,624
Distributions to shareholders
Net investment income and net realized gains
Class A	(59,111,740)	(28,374,404)
Advisor Class	(9,899,845)	(917,325)
Class C	(1,663,273)	(640,789)
Institutional Class	(69,252,953)	(41,089,999)
Institutional 2 Class	(8,342,279)	(3,504,299)
Institutional 3 Class	(41,349,583)	(13,042,685)
Class R	(239,878)	(104,586)
Total distributions to shareholders	(189,859,551)	(87,674,087)
Increase in net assets from capital stock activity	374,921,635	82,546,076
Total increase in net assets	413,049,482	125,952,613
Net assets at beginning of year	2,131,557,521	2,005,604,908
Net assets at end of year	$2,544,607,003	$2,131,557,521
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	45

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2021		April 30, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,392,143	131,241,097	2,345,539	86,976,261
Distributions reinvested	1,497,723	57,351,626	744,497	27,620,705
Redemptions	(2,850,040)	(109,899,016)	(3,116,740)	(115,432,974)
Net increase (decrease)	2,039,826	78,693,707	(26,704)	(836,008)
Advisor Class
Subscriptions	2,218,443	85,382,536	2,406,090	85,975,933
Distributions reinvested	258,509	9,883,128	24,570	910,428
Redemptions	(775,459)	(29,812,236)	(323,674)	(11,962,911)
Net increase	1,701,493	65,453,428	2,106,986	74,923,450
Class C
Subscriptions	309,029	11,982,924	224,758	8,337,832
Distributions reinvested	41,869	1,601,588	15,935	590,791
Redemptions	(368,227)	(14,177,432)	(203,152)	(7,516,746)
Net increase (decrease)	(17,329)	(592,920)	37,541	1,411,877
Institutional Class
Subscriptions	13,153,693	506,956,850	10,344,142	383,685,986
Distributions reinvested	1,704,417	65,293,510	825,354	30,636,564
Redemptions	(5,951,290)	(229,194,998)	(18,175,251)	(673,225,244)
Net increase (decrease)	8,906,820	343,055,362	(7,005,755)	(258,902,694)
Institutional 2 Class
Subscriptions	2,429,819	93,135,315	715,018	26,394,160
Distributions reinvested	217,562	8,317,392	94,125	3,488,347
Redemptions	(795,737)	(30,592,116)	(740,904)	(27,273,521)
Net increase	1,851,644	70,860,591	68,239	2,608,986
Institutional 3 Class
Subscriptions	2,326,346	89,641,196	8,427,884	313,169,178
Distributions reinvested	602,295	23,118,888	310,071	11,513,793
Redemptions	(7,755,176)	(297,530,308)	(1,664,749)	(61,415,937)
Net increase (decrease)	(4,826,535)	(184,770,224)	7,073,206	263,267,034
Class R
Subscriptions	82,698	3,167,249	29,523	1,094,241
Distributions reinvested	6,158	235,661	2,796	103,775
Redemptions	(30,713)	(1,181,219)	(30,405)	(1,124,585)
Net increase	58,143	2,221,691	1,914	73,431
Total net increase	9,714,062	374,921,635	2,255,427	82,546,076

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Total Return Bond Fund | Annual Report 2021

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Columbia Total Return Bond Fund | Annual Report 2021	47

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A(c)
Year Ended 4/30/2021	$36.96	1.16	2.64	3.80	(1.13)	(1.87)	—	(3.00)
Year Ended 4/30/2020	$36.19	1.12	1.17	2.29	(1.04)	(0.48)	—	(1.52)
Year Ended 4/30/2019	$35.33	1.12	0.74	1.86	(1.00)	—	—	(1.00)
Year Ended 4/30/2018	$36.14	0.92	(0.85)	0.07	(0.84)	—	(0.04)	(0.88)
Year Ended 4/30/2017	$36.78	1.00	(0.16)	0.84	(0.92)	(0.56)	—	(1.48)
Advisor Class(c)
Year Ended 4/30/2021	$36.91	1.26	2.64	3.90	(1.23)	(1.87)	—	(3.10)
Year Ended 4/30/2020	$36.16	1.20	1.15	2.35	(1.12)	(0.48)	—	(1.60)
Year Ended 4/30/2019	$35.29	1.24	0.75	1.99	(1.12)	—	—	(1.12)
Year Ended 4/30/2018	$36.09	1.00	(0.84)	0.16	(0.92)	—	(0.04)	(0.96)
Year Ended 4/30/2017	$36.73	1.04	(0.08)	0.96	(1.04)	(0.56)	—	(1.60)
Class C(c)
Year Ended 4/30/2021	$36.96	0.87	2.65	3.52	(0.84)	(1.87)	—	(2.71)
Year Ended 4/30/2020	$36.19	0.84	1.17	2.01	(0.76)	(0.48)	—	(1.24)
Year Ended 4/30/2019	$35.33	0.84	0.78	1.62	(0.76)	—	—	(0.76)
Year Ended 4/30/2018	$36.15	0.64	(0.86)	(0.22)	(0.56)	—	(0.04)	(0.60)
Year Ended 4/30/2017	$36.78	0.72	(0.15)	0.57	(0.64)	(0.56)	—	(1.20)
Institutional Class(c)
Year Ended 4/30/2021	$36.98	1.26	2.64	3.90	(1.23)	(1.87)	—	(3.10)
Year Ended 4/30/2020	$36.21	1.24	1.13	2.37	(1.12)	(0.48)	—	(1.60)
Year Ended 4/30/2019	$35.34	1.20	0.79	1.99	(1.12)	—	—	(1.12)
Year Ended 4/30/2018	$36.16	1.00	(0.86)	0.14	(0.92)	—	(0.04)	(0.96)
Year Ended 4/30/2017	$36.79	1.08	(0.11)	0.97	(1.04)	(0.56)	—	(1.60)
Institutional 2 Class(c)
Year Ended 4/30/2021	$36.91	1.28	2.64	3.92	(1.25)	(1.87)	—	(3.12)
Year Ended 4/30/2020	$36.15	1.24	1.16	2.40	(1.16)	(0.48)	—	(1.64)
Year Ended 4/30/2019	$35.29	1.28	0.70	1.98	(1.12)	—	—	(1.12)
Year Ended 4/30/2018	$36.11	1.04	(0.86)	0.18	(0.96)	—	(0.04)	(1.00)
Year Ended 4/30/2017	$36.74	1.08	(0.11)	0.97	(1.04)	(0.56)	—	(1.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Total Return Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 4/30/2021	$37.76	10.36%	0.88%(d)	0.74%(d),(e)	3.00%	295%	$786,976
Year Ended 4/30/2020	$36.96	6.34%	0.90%(d)	0.74%(d),(e)	3.05%	272%	$694,852
Year Ended 4/30/2019	$36.19	5.45%	0.91%(d)	0.86%(d),(e)	3.19%	262%	$681,416
Year Ended 4/30/2018	$35.33	0.08%	0.91%	0.86%(e)	2.51%	300%	$711,850
Year Ended 4/30/2017	$36.14	2.37%	0.89%(f)	0.84%(e),(f)	2.70%	379%	$820,441
Advisor Class(c)
Year Ended 4/30/2021	$37.71	10.62%	0.63%(d)	0.49%(d),(e)	3.27%	295%	$159,565
Year Ended 4/30/2020	$36.91	6.61%	0.65%(d)	0.49%(d),(e)	3.32%	272%	$93,369
Year Ended 4/30/2019	$36.16	5.72%	0.66%(d)	0.61%(d),(e)	3.53%	262%	$15,272
Year Ended 4/30/2018	$35.29	0.44%	0.66%	0.61%(e)	2.72%	300%	$6,726
Year Ended 4/30/2017	$36.09	2.63%	0.63%(f)	0.59%(e),(f)	2.87%	379%	$18,057
Class C(c)
Year Ended 4/30/2021	$37.77	9.57%	1.63%(d)	1.49%(d),(e)	2.25%	295%	$20,492
Year Ended 4/30/2020	$36.96	5.55%	1.65%(d)	1.50%(d),(e)	2.30%	272%	$20,696
Year Ended 4/30/2019	$36.19	4.66%	1.66%(d)	1.61%(d),(e)	2.37%	262%	$18,905
Year Ended 4/30/2018	$35.33	(0.67%)	1.66%	1.61%(e)	1.75%	300%	$38,975
Year Ended 4/30/2017	$36.15	1.61%	1.64%(f)	1.59%(e),(f)	1.95%	379%	$49,380
Institutional Class(c)
Year Ended 4/30/2021	$37.78	10.70%	0.63%(d)	0.49%(d),(e)	3.26%	295%	$1,062,540
Year Ended 4/30/2020	$36.98	6.61%	0.65%(d)	0.49%(d),(e)	3.30%	272%	$710,558
Year Ended 4/30/2019	$36.21	5.60%	0.66%(d)	0.61%(d),(e)	3.42%	262%	$949,377
Year Ended 4/30/2018	$35.34	0.44%	0.66%	0.61%(e)	2.76%	300%	$1,037,101
Year Ended 4/30/2017	$36.16	2.63%	0.64%(f)	0.59%(e),(f)	2.94%	379%	$1,083,917
Institutional 2 Class(c)
Year Ended 4/30/2021	$37.71	10.69%	0.57%(d)	0.43%(d)	3.33%	295%	$155,945
Year Ended 4/30/2020	$36.91	6.69%	0.57%(d)	0.42%(d)	3.38%	272%	$84,295
Year Ended 4/30/2019	$36.15	5.81%	0.58%(d)	0.53%(d)	3.64%	262%	$80,083
Year Ended 4/30/2018	$35.29	0.38%	0.58%	0.55%	2.82%	300%	$31,099
Year Ended 4/30/2017	$36.11	2.79%	0.54%(f)	0.54%(f)	2.99%	379%	$27,782
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	49

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 4/30/2021	$36.98	1.29	2.66	3.95	(1.27)	(1.87)	—	(3.14)
Year Ended 4/30/2020	$36.21	1.24	1.17	2.41	(1.16)	(0.48)	—	(1.64)
Year Ended 4/30/2019	$35.35	1.28	0.74	2.02	(1.16)	—	—	(1.16)
Year Ended 4/30/2018	$36.16	1.04	(0.85)	0.19	(0.96)	—	(0.04)	(1.00)
Year Ended 4/30/2017	$36.81	0.96	0.03(g)	0.99	(1.08)	(0.56)	—	(1.64)
Class R(c)
Year Ended 4/30/2021	$36.97	1.06	2.66	3.72	(1.04)	(1.87)	—	(2.91)
Year Ended 4/30/2020	$36.20	1.04	1.17	2.21	(0.96)	(0.48)	—	(1.44)
Year Ended 4/30/2019	$35.33	1.04	0.75	1.79	(0.92)	—	—	(0.92)
Year Ended 4/30/2018	$36.15	0.80	(0.82)	(0.02)	(0.76)	—	(0.04)	(0.80)
Year Ended 4/30/2017	$36.78	0.88	(0.11)	0.77	(0.84)	(0.56)	—	(1.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
04/30/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%

(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Total Return Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 4/30/2021	$37.79	10.73%	0.52%(d)	0.38%(d)	3.32%	295%	$354,336
Year Ended 4/30/2020	$36.98	6.86%	0.53%(d)	0.37%(d)	3.42%	272%	$525,287
Year Ended 4/30/2019	$36.21	5.73%	0.53%(d)	0.49%(d)	3.56%	262%	$258,172
Year Ended 4/30/2018	$35.35	0.55%	0.52%	0.50%	2.85%	300%	$272,332
Year Ended 4/30/2017	$36.16	2.74%	0.50%(f)	0.50%(f)	2.70%	379%	$445,184
Class R(c)
Year Ended 4/30/2021	$37.78	10.15%	1.13%(d)	0.99%(d),(e)	2.76%	295%	$4,752
Year Ended 4/30/2020	$36.97	6.08%	1.15%(d)	1.00%(d),(e)	2.79%	272%	$2,501
Year Ended 4/30/2019	$36.20	5.19%	1.16%(d)	1.11%(d),(e)	2.97%	262%	$2,380
Year Ended 4/30/2018	$35.33	(0.17%)	1.16%	1.11%(e)	2.24%	300%	$1,637
Year Ended 4/30/2017	$36.15	2.12%	1.14%(f)	1.09%(e),(f)	2.43%	379%	$2,284
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2021	51

Notes to Financial Statements
April 30, 2021
Note 1. Organization
Columbia Total Return Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
52	Columbia Total Return Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Total Return Bond Fund | Annual Report 2021	53

Notes to Financial Statements  (continued)
April 30, 2021
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
54	Columbia Total Return Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Columbia Total Return Bond Fund | Annual Report 2021	55

Notes to Financial Statements  (continued)
April 30, 2021
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
56	Columbia Total Return Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Columbia Total Return Bond Fund | Annual Report 2021	57

Notes to Financial Statements  (continued)
April 30, 2021
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings and to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	7,002,511*
Credit risk	Upfront payments on swap contracts	462,090
Interest rate risk	Investments, at value — Options purchased	22,766,786
Total		30,231,387

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,172,743*
Credit risk	Upfront receipts on swap contracts	15,892,108
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	53,832
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	9,997,381*
Interest rate risk	Options contracts written, at value	3,240,810
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,678,262*
Total		35,035,136

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
April 30, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	17,506,071	17,506,071
Foreign exchange risk	(850,524)	—	—	—	—	(850,524)
Interest rate risk	—	6,436,225	(11,499,811)	9,142,975	1,742,415	5,821,804
Total	(850,524)	6,436,225	(11,499,811)	9,142,975	19,248,486	22,477,351

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(2,026,711)	(2,026,711)
Foreign exchange risk	(61,819)	—	—	—	—	(61,819)
Interest rate risk	—	(30,393,860)	12,171,149	6,052,747	(3,423,414)	(15,593,378)
Total	(61,819)	(30,393,860)	12,171,149	6,052,747	(5,450,125)	(17,681,908)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	618,730,763
Futures contracts — short	68,534,093
Credit default swap contracts — buy protection	73,846,500
Credit default swap contracts — sell protection	127,995,180

Derivative instrument	Average value ($)
Options contracts — purchased	9,578,556*
Options contracts — written	(1,108,730)**

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	55,289*	(63,848)*
Interest rate swap contracts	283,121**	(262,290)**

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2021.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur
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Notes to Financial Statements  (continued)
April 30, 2021
costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
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Notes to Financial Statements  (continued)
April 30, 2021
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2021:
	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	296,971	-	296,971
Options purchased puts	17,981,801	-	-	4,784,985	-	-	22,766,786
OTC credit default swap contracts (c)	-	969,524	3,795,626	2,699,451	-	-	7,464,601
Total assets	17,981,801	969,524	3,795,626	7,484,436	296,971	-	30,528,358
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	217,732	-	217,732
Forward foreign currency exchange contracts	-	-	-	-	-	53,832	53,832
Options contracts written	1,707,192	-	-	1,533,618	-	-	3,240,810
OTC credit default swap contracts (c)	-	3,407,282	7,042,031	5,442,795	-	-	15,892,108
Total liabilities	1,707,192	3,407,282	7,042,031	6,976,413	217,732	53,832	19,404,482
Total financial and derivative net assets	16,274,609	(2,437,758)	(3,246,405)	508,023	79,239	(53,832)	11,123,876
Total collateral received (pledged) (d)	15,978,000	(2,437,758)	(3,246,405)	508,023	-	-	10,801,860
Net amount (e)	296,609	-	-	-	79,239	(53,832)	322,016

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
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Notes to Financial Statements  (continued)
April 30, 2021
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
62	Columbia Total Return Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2021 was 0.48% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
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Notes to Financial Statements  (continued)
April 30, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective September 1, 2020 through August 31, 2021, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended April 30, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,460.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
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Notes to Financial Statements  (continued)
April 30, 2021
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	553,971
Class C	—	1.00(b)	983

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2020 through August 31, 2021	Prior to September 1, 2020
Class A	0.75%	0.75%
Advisor Class	0.50	0.50
Class C	1.50	1.50
Institutional Class	0.50	0.50
Institutional 2 Class	0.43	0.42
Institutional 3 Class	0.38	0.37
Class R	1.00	1.00
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective September 1, 2020 through August 31, 2021, is the Transfer Agent’s contractual agreement to limit total transfer
Columbia Total Return Bond Fund | Annual Report 2021	65

Notes to Financial Statements  (continued)
April 30, 2021
agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, swap investments, principal and/or interest of fixed income securities, distribution reclassifications, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(9,844,186)	9,844,186	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2021			Year Ended April 30, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
154,497,770	35,361,781	189,859,551	79,046,412	8,627,675	87,674,087
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,235,992	6,937,567	—	51,559,023
At April 30, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,987,795,769	96,871,816	(45,312,793)	51,559,023
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
66	Columbia Total Return Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,248,280,459 and $8,042,381,976, respectively, for the year ended April 30, 2021, of which $6,505,662,526 and $6,767,408,356, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2021.
Columbia Total Return Bond Fund | Annual Report 2021	67

Notes to Financial Statements  (continued)
April 30, 2021
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
68	Columbia Total Return Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or
Columbia Total Return Bond Fund | Annual Report 2021	69

Notes to Financial Statements  (continued)
April 30, 2021
non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2021, two unaffiliated shareholders of record owned 22.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 53.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
70	Columbia Total Return Bond Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Total Return Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Total Return Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and/or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Total Return Bond Fund | Annual Report 2021	71

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Section 163(j) Interest Dividends
$13,287,276	46.06%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
72	Columbia Total Return Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Total Return Bond Fund | Annual Report 2021	73

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
74	Columbia Total Return Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Total Return Bond Fund | Annual Report 2021	75

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
76	Columbia Total Return Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia Total Return Bond Fund | Annual Report 2021	77

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
78	Columbia Total Return Bond Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
Columbia Total Return Bond Fund | Annual Report 2021	79

Columbia Total Return Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN166_04_L01_(06/21)

Annual Report
April 30, 2021
Multi-Manager Directional Alternative Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Directional Alternative Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Directional Alternative Strategies Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks capital appreciation.
Portfolio management
Boston Partners Global Investors, Inc.
Joseph Feeney, Jr., CFA
Eric Connerly, CFA
AQR Capital Management, LLC
Michele Aghassi, Ph.D.
Andrea Frazzini, Ph.D.
Ronen Israel
Lars Nielsen
Wells Capital Management Incorporated
Harindra de Silva, CFA
Dennis Bein, CFA
David Krider, CFA
Average annual total returns (%) (for the period ended April 30, 2021)
	Inception	1 Year	Life
Institutional Class*	01/03/17	20.50	3.36
HFRX Equity Hedge Index		22.11	4.79
Wilshire Liquid Alternative Equity Hedge Index		20.67	4.77
MSCI World Index (Net)		45.33	15.07
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from October 17, 2016 (the inception date of the Fund) through January 2, 2017. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.
The Wilshire Liquid Alternative Equity Hedge Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative Index℠. Equity hedge investment strategies predominantly invest in long and short equities. The Wilshire Liquid Alternative Equity Hedge Index (WLIQAEH) is designed to provide a broad measure of the liquid alternative equity hedge market.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 17, 2016 — April 30, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Directional Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at April 30, 2021)
Common Stocks	151.2
Preferred Stocks	0.2
Rights	0.0(a)
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	14.7
Total	166.1

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds (amounting to $22.0 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments net of investments sold short and excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at April 30, 2021)
Common Stocks	(65.2)
Preferred Stocks	(0.9)
Rights	(0.0)(a)
Total	(66.1)

(a)	Rounds to zero.
Percentages indicated are based upon total investments net of investments sold short and excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — long positions (%) (at April 30, 2021)
Communication Services	8.8
Consumer Discretionary	14.1
Consumer Staples	8.9
Energy	5.6
Financials	11.4
Health Care	9.7
Industrials	18.9
Information Technology	13.8
Materials	7.9
Real Estate	0.2
Utilities	0.7
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Fund at a Glance   (continued)
Equity sector breakdown — short positions (%) (at April 30, 2021)
Communication Services	(3.9)
Consumer Discretionary	(10.4)
Consumer Staples	(6.7)
Energy	(7.7)
Financials	(17.9)
Health Care	(16.0)
Industrials	(13.8)
Information Technology	(10.0)
Materials	(11.3)
Real Estate	(0.9)
Utilities	(1.4)
Total	(100.0)
Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2021)(a)
	Long	Short	Net
Equity Derivative Contracts	326.8	(258.1)	68.7
Foreign Currency Derivative Contracts	42.8	(11.5)	31.3
Total Notional Market Value of Derivative Contracts	369.6	(269.6)	100.0
(a) The Fund has market exposure (long and/or short) to equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
During the 12-month period ended April 30, 2021, the Fund was managed by three independent money management firms and each invested a portion of the portfolio’s assets. As of April 30, 2021, AQR Capital Management, LLC (AQR), Boston Partners Global Investors, Inc. doing business as Boston Partners (Boston Partners) and Wells Capital Management Incorporated (WellsCap) managed approximately 27.96%, 39.70% and 32.34% of the Fund’s assets, respectively.
For the 12-month period that ended April 30, 2021, the Fund’s Institutional Class shares returned 20.50%. During the same time period, the Fund underperformed the HFRX Equity Hedge Index, which returned 22.11%, and the Wilshire Liquid Alternative Equity Hedge Index, which returned 20.67%. The Fund also underperformed the MSCI World Index (Net), which returned 45.33% during the 12-month period.
The Fund’s subadvisers employ a variety of alternative investment strategies, involving strategies, techniques and practices designed to seek capital appreciation through participation in the broad equity and other markets while hedging overall market exposure relative to traditional long-only equity strategies. Generally, the Fund seeks to provide higher risk-adjusted returns with lower volatility compared to equity markets.
Market overview
During 2020, global COVID-19 cases and deaths were increasing rapidly, particularly within Western Europe and the United States. Lockdown measures were in place across much of the global economy and economists were projecting unprecedented declines in GDP. Later in the year, the broad emergence of second waves of increased COVID-19 cases drove home the message that certain types of economic activity were unlikely to fully recover until the arrival of effective vaccines and/or treatments, and market performance diverged significantly between the perceived winners and losers of the pandemic economy. Technology shares rose sharply, bringing the Nasdaq and the S&P 500 Index to new record highs. In contrast, fears of persistently depressed travel demand weighed on the energy sector while financial stocks underperformed on concerns over loan losses and low interest rates.
However, developments in November 2020 proved more favorable for equities and other risky assets. Equity markets responded positively to the U.S. election result, benefiting from the reduction in uncertainty over future economic policy, and an even larger positive jolt to risk sentiment arrived when Pfizer published the results of its stage 3 COVID-19 vaccine trials showing extremely high efficacy. Vaccine enthusiasm remained the key driver for markets over the remainder of the year, and investors largely looked through the continuation of severe outbreaks in a number of countries.
The first few months of 2021 were characterized by growing optimism that the eventual end of the pandemic was in sight. Most major equity markets delivered gains for the first quarter of 2021, although there were notable shifts in relative performance across sectors. In particular, hopes for more rapid normalization in economic activity appeared to drive enthusiasm for cheaper and more cyclical companies, such as energy stocks and financial firms.
Markets were sharply bifurcated during the period between growth and value. While the rally during the first half of the period was largely driven by outsize gains in faster growing (momentum) market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. This strong reversal in investor sentiment saw stocks that had been largely out-of-favor earlier in the period perform well with the anticipation of the reopening of the U.S. and other developed market economies.
AQR
Our portion of the Fund’s portfolio is compared against a custom benchmark composed of 50% MSCI World Index and 50% FTSE Three-Month U.S. Treasury Bill Index. During the 12-month period that ended April 30, 2021, our portion of the Fund’s portfolio outperformed the custom benchmark.
The models upon which the strategy invests will not change as market conditions change, although they may generate a portfolio of different exposures. The combination of value and momentum strategies produces a diversified investment process that has, in the past, produced attractive risk adjusted returns. Generally, we believe the most attractive environment for our strategy is when valuation spreads are wide and there is agreement between value and momentum measures.
6	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
The strategy uses equity derivative instruments as a substitute for investing in conventional securities and to increase economic exposure to a particular security or index in a cost-effective manner. Typically, the strategy will invest in common stocks and swaps on individual common stocks (as an alternative to financing). Additionally, the strategy uses both equity index futures and currency forwards to gain passive equity market exposure.
The most notable contributors in our portion of the portfolio during the period
•	Outperformance in our portion of the Fund’s portfolio during the period was driven by passive market exposure, which is implemented entirely using derivatives.
•	Neutral stock selection also contributed, along with, to a lesser degree, tactical market exposure (also achieved entirely through derivative securities).
•	From an investment theme perspective, valuation, momentum and sentiment also drove gains.
•	While our portion of the portfolio is managed with a market neutral model, the top contributing sectors were the energy, utilities and financials sectors.
•	Top individual contributors during the period were Deckers Outdoors (United States), L Brands Inc. (United States) and Royal Mail (United Kingdom). We sold Deckers Outdoors and L Brands from our portion of the Fund’s portfolio.
•	From a country perspective, stock selection within the United States and United Kingdom contributed to performance during the period.
The most notable detractors in our portion of the portfolio during the period
•	From an investment theme perspective, quality offset gains from the valuation, momentum and sentiment themes.
•	While our portion of the portfolio is managed with a market neutral model, the largest detracting sectors were the health care and information technology sectors.
•	Top individual detractors during the period were Twilio Inc. (United States), SVB Financial Group (United States) and Lyft Inc. (United Kingdom). We sold SVB Financial and Lyft from our portion of the Fund’s portfolio.
•	From a country perspective, Germany, France and Switzerland accounted for the largest lags to our portion of the Fund’s performance.
Boston Partners
During the 12-month period that ended April 30, 2021, our portion of the Fund’s portfolio outperformed the S&P 500 Index, the benchmark against which our portion of the portfolio is compared.
Our portion of the portfolio is managed with a value tilt and is composed of a long and a short portfolio. The performance differential between expensive and inexpensive stocks during the 12-month period was a strong headwind for our value-oriented approach, as S&P 500 stocks entering 2020 in the most expensive P/E quintile were up 40% while those in the cheapest quintile were down 4%, a 44% spread.
The strategy utilized several total return swaps during the period, which represented a very small portion of the portfolio. Derivatives are used to get short exposure when 1) exchanges forbid cash short sales, 2) taxes or other market features make cash long purchases or sales expensive and 3) they can provide additional return when implied volatilities are sufficiently high and stocks held long are near target price. All of the derivatives that were used in our portion of the portfolio during the period functioned as intended.
The most notable contributors in our portion of the portfolio during the period
•	During the period, we rotated the long portfolio toward what we viewed to be inexpensive yet very high-quality businesses in cyclical sectors such as industrials, consumer discretionary, energy, and finance. This tilt toward less expensive, more cyclical areas of the market strongly benefitted performance and resulted in our long portfolio outperforming the S&P 500 during the period.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
•	Top absolute contributors came from the industrials, financials and information technology sectors in the long portfolio.
○	Within the industrials sector, electronics distributors, aerospace-related companies and business services all benefited from an improved post-vaccine economic outlook and strong and growing order backlogs.
○	Within the financials sector, banks rose along with higher interest rates and improved prospects of significant share buybacks due to excess capital likely being released in coming quarters, as banks overprovisioned for what at this point has been a better-than-feared credit environment.
○	Semiconductor stocks within the information technology sector led gains on strengthening pricing and lessened fears of trade disruption amid a new U.S. administration.
The most notable detractors in our portion of the portfolio during the period
•	The short portfolio rose in price and detracted from performance. In our opinion, 2020 was simply the worst year for shorting expensive companies with weak to negative profitability in our firm’s 25-year history. Detractors were broad-based.
•	Top absolute detractors came from the consumer discretionary, information technology, and industrials sectors in the short portfolio.
•	Within consumer discretionary, several auto-related and small-to mid-cap e-commerce shorts rose higher in valuation amid the pandemic.
•	Within information technology, several small- to mid-cap software-as-a-service shorts soared in valuation to what we viewed as extremely high price-to-sales (P/S) ratios.
•	Lastly, within the industrials sector, shorts detracted in the second half of 2020 as many lower quality machinery and aerospace-related shorts moved higher as economic prospects improved.
WellsCap
Our portion of the Fund’s portfolio is compared against a custom benchmark composed of 50% MSCI World Index and 50% FTSE Three-Month U.S. Treasury Bill Index. During the 12-month period that ended April 30, 2021, our portion of the Fund’s portfolio underperformed the custom benchmark.
The bifurcated market that emerged as some stocks plummeted under lockdown in response to the COVID-19 pandemic while other stocks thrived in the new stay-at-home environment created what we view as a new risk factor in the market. This stay at home vs return to work risk factor exposed the portfolio to a tremendous amount of volatility. As a result, we identified a way to measure the risk factor and constrain it such that it would be expected to have minimal impact on our relative performance. This risk mitigation resulted in stocks that we believe are poised to benefit from the reopening trade (which still have higher risk profiles) and are less likely to be included in the short portfolio as a result of managing this exposure.
The most notable contributors in our portion of the portfolio during the period
•	Our portion of the portfolio’s overweight to stocks in the information technology and health care sectors contributed, given their strong performance.
•	Our return forecasting model was additive in the long book as high alpha stocks outperformed. Exposure to quality and momentum factors were particularly additive in the long portfolio, especially in the first six months of the period.
•	More recently in the period, the dynamic nature of the alpha model has tilted the portfolio toward value factors which have performed well in the first few months of 2021.
•	From a country perspective, exposure to Israel, Denmark and Canada was additive to performance.
8	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
The most notable detractors in our portion of the portfolio during the period
•	Being short in high beta stocks in our portion of the portfolio was the primary driver of underperformance during the period. High beta stocks outperformed low beta stocks by 63% in the 12-month period that ended April 30, 2021, one of the largest spreads we have experienced in the last 25 years.
•	A tilt in our portion of the portfolio towards low beta stocks in the consumer discretionary sector detracted, as those stocks underperformed the market.
•	Underweighting higher risk financial stocks, which were among the best performing stocks during the period, also weighed on performance.
•	From a country perspective, exposure to Austria, Germany and Italy detracted from performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets with along-term expectation of illiquidity. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above-average tolerance for risk. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Short positions (where the underlying asset is not owned) can create unlimited risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2020 — April 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,183.30	1,011.22	14.97	13.79	2.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments
April 30, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 81.3%
Issuer	Shares	Value ($)
Communication Services 7.1%
Diversified Telecommunication Services 0.3%
Proximus SADP	10,280	219,015
Telecom Italia SpA	711,919	390,324
Telefonica Deutschland Holding AG	28,862	83,878
Telenor ASA	626	11,152
Total		704,369
Entertainment 1.6%
Electronic Arts, Inc.(a)	4,679	664,792
Embracer Group AB(b)	9,659	295,068
Live Nation Entertainment, Inc.(b)	4,241	347,253
NetEase, Inc., ADR	2,713	304,019
Nintendo Co., Ltd.	4,000	2,294,613
Take-Two Interactive Software, Inc.(a),(b)	3,029	531,226
Total		4,436,971
Interactive Media & Services 2.5%
Alphabet, Inc., Class A(a),(b)	1,250	2,941,875
Alphabet, Inc., Class C(b)	443	1,067,683
Baidu, Inc., ADR(b)	1,211	254,710
Facebook, Inc., Class A(b)	8,030	2,610,393
Yelp, Inc.(b)	5,508	216,464
Total		7,091,125
Media 1.7%
Altice U.S.A., Inc., Class A(b)	8,461	307,219
Charter Communications, Inc., Class A(b)	645	434,375
Cogeco Communications, Inc.	287	27,260
Discovery, Inc., Class C(a),(b)	354	11,438
EW Scripps Co. (The), Class A(a)	20,414	441,351
Fox Corp., Class A(a)	16,063	601,077
Fox Corp., Class B(a)	12,356	449,511
News Corp., Class A(a)	29,944	784,383
Nexstar Media Group, Inc., Class A	5,712	842,006
ProSiebenSat.1 Media AG(b)	4,901	106,443
TEGNA, Inc.	34,111	684,267
Telenet Group Holding NV	3,512	150,179
Total		4,839,509
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 1.0%
Freenet AG	1,435	34,894
T-Mobile USA, Inc.(b)	6,828	902,184
Vodafone Group PLC	976,340	1,842,549
Total		2,779,627
Total Communication Services		19,851,601
Consumer Discretionary 11.4%
Auto Components 0.3%
Continental AG	1,904	257,306
Gentex Corp.	6,204	218,257
Magna International, Inc.	99	9,349
Nokian Renkaat OYJ	4,764	177,371
Pirelli & C. SpA(b)	23,226	130,499
Total		792,782
Automobiles 0.9%
Bayerische Motoren Werke AG	2,987	299,328
Daimler AG, Registered Shares	2,377	211,550
Harley-Davidson, Inc.	24,528	1,186,419
Stellantis NV	39,707	657,926
Tesla Motors, Inc.(a),(b)	182	129,118
Total		2,484,341
Distributors 0.2%
LKQ Corp.(b)	13,338	623,018
Diversified Consumer Services 0.2%
Stride, Inc.(b)	17,727	507,524
Hotels, Restaurants & Leisure 2.8%
Caesars Entertainment, Inc.(b)	3,974	388,816
Domino’s Pizza, Inc.(a)	1,903	803,713
Entain PLC(b)	33,381	780,336
Evolution Gaming Group AB	620	122,393
Flutter Entertainment PLC(b)	3,840	786,898
Genting Singapore Ltd.	23,900	15,500
International Game Technology PLC(b)	16,836	289,916
La Francaise des Jeux SAEM	13,040	668,257
Las Vegas Sands Corp.(b)	10,006	612,968
McDonald’s Holdings Co. Japan Ltd.	17,700	808,148
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Restaurant Brands International, Inc.	5,478	375,846
Travel + Leisure Co.	5,388	347,688
Vail Resorts, Inc.(a),(b)	4,197	1,364,696
Wyndham Hotels & Resorts, Inc.	4,218	308,378
Total		7,673,553
Household Durables 2.0%
D.R. Horton, Inc.(a)	13,494	1,326,325
Electrolux AB, Class B	45,390	1,273,947
Husqvarna AB, Class B	9,626	134,047
Iida Group Holdings Co., Ltd.	16,200	394,541
Mohawk Industries, Inc.(b)	2,851	585,880
NVR, Inc.(a),(b)	4	20,072
PulteGroup, Inc.(a)	22,864	1,351,720
Tempur Sealy International, Inc.	7,226	275,600
Whirlpool Corp.(a)	1,226	289,888
Total		5,652,020
Internet & Direct Marketing Retail 1.2%
Alibaba Group Holding Ltd., ADR(b)	3,559	821,951
Amazon.com, Inc.(b)	250	866,855
BHG Group AB(b)	12,673	243,491
eBay, Inc.(a)	15,209	848,510
Etsy, Inc.(a),(b)	357	70,968
HelloFresh SE(b)	6,771	561,690
Temple & Webster Group Ltd.(b)	1,587	12,992
Total		3,426,457
Leisure Products 1.2%
BRP, Inc.	1,934	177,674
Callaway Golf Co.	19,196	555,724
Hasbro, Inc.	3,487	346,782
Mattel, Inc.(a),(b)	24,019	515,448
Nautilus, Inc.(a),(b)	20,232	339,088
Smith & Wesson Brands, Inc.(a)	22,310	388,194
Spin Master Corp.(b)	1,000	33,877
Sturm Ruger & Co., Inc.(a)	7,446	483,543
Vista Outdoor, Inc.(a),(b)	12,692	413,886
Total		3,254,216
Common Stocks (continued)
Issuer	Shares	Value ($)
Multiline Retail 0.6%
Canadian Tire Corp., Ltd., Class A	553	88,145
Dollar General Corp.	1,278	274,451
Target Corp.(a)	5,851	1,212,678
Total		1,575,274
Specialty Retail 1.3%
AutoNation, Inc.(b)	3,530	361,754
AutoZone, Inc.(b)	812	1,188,866
Dick’s Sporting Goods, Inc.	2,562	211,570
Foot Locker, Inc.	6,304	371,810
H & M Hennes & Mauritz AB(b)	695	17,102
Rent-A-Center, Inc.(a)	198	11,395
Ross Stores, Inc.	2,661	348,431
Shimamura Co., Ltd.	5,200	514,435
Sleep Number Corp.(a),(b)	2,216	247,948
Ulta Beauty, Inc.(b)	1,263	415,969
Total		3,689,280
Textiles, Apparel & Luxury Goods 0.7%
Carter’s, Inc.(b)	3,790	412,314
Hanesbrands, Inc.	10,962	230,860
Hugo Boss AG	5,240	241,695
Pandora A/S(b)	5,600	634,194
PVH Corp.(b)	2,886	326,638
Swatch Group AG (The)	747	228,960
Total		2,074,661
Total Consumer Discretionary		31,753,126
Consumer Staples 7.2%
Beverages 0.5%
Carlsberg AS, Class B	452	79,299
Coca-Cola European Partners PLC	22,904	1,301,405
Total		1,380,704
Food & Staples Retailing 2.6%
Alimentation Couche-Tard, Inc., Class B	104	3,524
Carrefour SA	70,948	1,374,050
Costco Wholesale Corp.(a)	3,469	1,290,780
Empire Co., Ltd., Class A	22,400	704,539
Etablissements Franz Colruyt NV	1,621	96,137
George Weston Ltd.	214	18,896

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Kesko OYJ, Class B	12,695	386,555
Koninklijke Ahold Delhaize NV	87,160	2,345,643
Kroger Co. (The)(a)	18,219	665,722
Loblaw Companies Ltd.	624	34,648
METRO AG	8,667	94,744
U.S. Foods Holding Corp.(b)	7,551	313,065
Total		7,328,303
Food Products 2.4%
Archer-Daniels-Midland Co.(a)	28,225	1,781,844
Bunge Ltd.(a)	17,174	1,449,829
Campbell Soup Co.(a)	9,065	432,854
Kellogg Co.(a)	19,207	1,198,901
Leroy Seafood Group ASA	9,996	91,638
Mondelez International, Inc., Class A	9,695	589,553
Nomad Foods Ltd.(b)	31,170	908,917
Orkla	15,672	159,747
Total		6,613,283
Household Products 0.5%
Clorox Co. (The)(a)	4,588	837,310
Essity AB, Class B	3,439	112,242
Procter & Gamble Co. (The)	3,093	412,668
Total		1,362,220
Personal Products 0.5%
BellRing Brands, Inc., Class A(a),(b)	9,927	256,017
Blackmores Ltd.	461	25,393
Herbalife Nutrition Ltd.(a),(b)	13,472	616,613
Nu Skin Enterprises, Inc., Class A(a)	8,366	442,227
Total		1,340,250
Tobacco 0.7%
Philip Morris International, Inc.	14,253	1,354,035
Swedish Match AB	7,877	644,847
Total		1,998,882
Total Consumer Staples		20,023,642
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.6%
Energy Equipment & Services 1.0%
ChampionX Corp.(b)	20,061	421,481
Halliburton Co.	37,555	734,576
Helmerich & Payne, Inc.	23,401	599,768
National Energy Services Reunited Corp.(b)	21,308	270,398
Schlumberger NV	29,513	798,327
Subsea 7 SA	5,250	53,083
Total		2,877,633
Oil, Gas & Consumable Fuels 3.6%
BP PLC, ADR	22,832	574,453
Canadian Natural Resources Ltd.	460	13,963
Canadian Natural Resources Ltd.	13,286	403,629
Cenovus Energy, Inc.	100,751	784,434
ConocoPhillips Co.	12,077	617,618
Delek U.S. Holdings, Inc.	23,793	564,608
Devon Energy Corp.	29,717	694,783
Diamondback Energy, Inc.	8,501	694,787
Enerplus Corp.	95,302	512,505
EOG Resources, Inc.	9,231	679,771
Gibson Energy, Inc.	2,692	49,168
HollyFrontier Corp.	18,016	630,560
Imperial Oil Ltd.	1,221	35,265
Keyera	197	4,505
Kosmos Energy Ltd.(b)	139,461	398,858
Marathon Petroleum Corp.	11,604	645,763
Parex Resources, Inc.(b)	31,781	598,568
Parkland Fuel Corp.	957	30,739
PDC Energy, Inc.(b)	13,277	484,743
Pioneer Natural Resources Co.	4,266	656,239
Royal Dutch Shell PLC, ADR, Class A	15,268	580,184
Suncor Energy, Inc.	1,291	27,613
Tourmaline Oil Corp.	7,996	172,521
Total		9,855,277
Total Energy		12,732,910

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 9.3%
Banks 4.3%
Banco BPM SpA	106,771	303,678
Bank of America Corp.(a)	28,857	1,169,574
BNP Paribas SA(b)	5,761	369,382
Canadian Imperial Bank of Commerce	4,821	501,182
Citigroup, Inc.(a)	12,810	912,584
DBS Group Holdings Ltd.	10,400	233,075
DNB ASA	8,828	189,327
Fifth Third Bancorp	25,313	1,026,189
Hana Financial Group, Inc.	5,605	229,746
Huntington Bancshares, Inc.	42,190	646,351
ING Groep NV	33,260	424,896
JPMorgan Chase & Co.(a)	6,738	1,036,372
KeyCorp	43,999	957,418
Nordea Bank Abp	33,843	350,769
OTP Bank Nyrt(b)	3,214	144,485
Regions Financial Corp.	35,389	771,480
Sumitomo Mitsui Financial Group, Inc.	6,200	217,798
Svenska Handelsbanken AB, Class A	4,510	52,227
Truist Financial Corp.	16,125	956,374
UniCredit SpA	44,832	460,514
United Overseas Bank Ltd.	13,200	263,113
Wells Fargo & Co.(a)	17,466	786,843
Total		12,003,377
Capital Markets 1.9%
3i Group PLC	32,966	583,887
Artisan Partners Asset Management, Inc., Class A	6,343	322,986
Azimut Holding SpA	4,631	110,799
Banca Generali SpA(b)	3,900	149,117
Bank of New York Mellon Corp. (The)	11,046	550,974
CI Financial Corp.	9,138	146,904
Credit Suisse Group AG, Registered Shares	22,945	240,463
Deutsche Bank AG, Registered Shares(b)	73,365	1,022,067
Goldman Sachs Group, Inc. (The)	1,747	608,742
IGM Financial, Inc.	600	21,420
Moody’s Corp.	1,574	514,242
S&P Global, Inc.(a)	1,438	561,381
Common Stocks (continued)
Issuer	Shares	Value ($)
UBS AG	15,368	234,679
UBS Group AG, Registered Shares	13,649	208,693
Total		5,276,354
Consumer Finance 0.8%
Capital One Financial Corp.	3,409	508,214
Discover Financial Services	4,777	544,578
Navient Corp.	8,427	141,826
SLM Corp.	32,284	634,703
Synchrony Financial	8,497	371,659
Total		2,200,980
Diversified Financial Services 0.8%
Berkshire Hathaway, Inc., Class B(a),(b)	7,270	1,998,886
Onex Capital	925	61,928
Total		2,060,814
Insurance 1.5%
Ageas SA/NV	4,271	258,310
Allstate Corp. (The)	4,195	531,926
American International Group, Inc.	5,062	245,254
ASR Nederland NV	6,580	287,384
Assicurazioni Generali SpA	3,826	76,583
Everest Re Group Ltd.	1,372	379,975
Fairfax Financial Holdings Ltd.	2,937	1,341,871
iA Financial Corp., Inc.	1,442	81,207
Manulife Financial Corp.	6,122	133,681
NN Group NV	4,118	205,400
Poste Italiane SpA	3,099	40,569
RenaissanceRe Holdings Ltd.	1,286	217,090
Swiss Life Holding AG, Registered Shares	22	10,719
Unipol Gruppo SpA(b)	70,690	386,330
Total		4,196,299
Total Financials		25,737,824
Health Care 7.9%
Biotechnology 1.3%
AbbVie, Inc.	10,850	1,209,775
Amgen, Inc.	2,214	530,563
Biogen, Inc.(b)	203	54,268
Genmab A/S(b)	595	218,342
Regeneron Pharmaceuticals, Inc.(a),(b)	1,331	640,610

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Swedish Orphan Biovitrum AB(b)	12,829	218,299
Vertex Pharmaceuticals, Inc.(a),(b)	3,603	786,175
Total		3,658,032
Health Care Equipment & Supplies 1.9%
Abbott Laboratories	6,790	815,343
Boston Scientific Corp.(b)	8,353	364,191
Coloplast A/S, Class B	41	6,791
Demant A/S(b)	225	11,264
DiaSorin SpA	604	102,582
Envista Holdings Corp.(b)	7,240	313,347
Getinge AB, Series CPO	13,380	452,525
Hologic, Inc.(a),(b)	16,189	1,061,189
Koninklijke Philips NV(b)	693	39,184
Medtecs International Corp., Ltd.	32,900	27,341
Medtronic PLC	3,496	457,696
Ortho Clinical Diagnostics Holdings PLC(b)	16,381	322,542
Sonova Holding AG(b)	705	208,751
Stryker Corp.	2,255	592,231
Zimmer Biomet Holdings, Inc.	2,792	494,631
Total		5,269,608
Health Care Providers & Services 2.0%
AmerisourceBergen Corp.	910	109,928
Anthem, Inc.(a)	1,433	543,666
Centene Corp.(b)	4,020	248,195
Cigna Corp.(a)	2,491	620,284
CVS Health Corp.	6,853	523,569
Fresenius Medical Care AG & Co. KGaA	7,046	561,047
Galenica AG	2,161	146,249
HCA Healthcare, Inc.	2,420	486,565
Humana, Inc.	1,016	452,364
Molina Healthcare, Inc.(b)	204	52,040
R1 RCM, Inc.(b)	6,525	178,002
UnitedHealth Group, Inc.	3,263	1,301,284
Universal Health Services, Inc., Class B	2,089	310,029
Total		5,533,222
Health Care Technology 0.3%
Cerner Corp.(a)	12,162	912,758
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.5%
Avantor, Inc.(b)	24,355	780,334
ICON PLC(b)	1,019	221,072
IQVIA Holdings, Inc.(b)	667	156,538
PerkinElmer, Inc.(a)	7,014	909,225
PPD, Inc.(b)	8,589	396,812
QIAGEN NV(b)	535	26,083
Sotera Health Co.(b)	14,797	381,171
Syneos Health, Inc.(b)	1,016	86,208
Tecan Group AG, Registered Shares	35	17,055
Thermo Fisher Scientific, Inc.(a)	2,357	1,108,332
Total		4,082,830
Pharmaceuticals 0.9%
AstraZeneca PLC	4,031	429,076
Bayer AG, Registered Shares	3,933	254,498
H Lundbeck A/S	3,277	100,908
Jazz Pharmaceuticals PLC(b)	257	42,251
Johnson & Johnson(a)	4,045	658,243
Merck & Co., Inc.	576	42,912
Novartis AG, ADR	1,416	120,700
Novartis AG, Registered Shares	1,308	111,620
Novo Nordisk A/S, Class B	3,103	228,900
Orion Oyj, Class B	3,396	150,371
Sanofi	1,156	121,198
UCB SA	4,232	391,875
Total		2,652,552
Total Health Care		22,109,002
Industrials 15.4%
Aerospace & Defense 2.0%
Boeing Co. (The)(b)	1,643	384,971
BWX Technologies, Inc.	5,616	375,823
General Dynamics Corp.	2,774	527,698
Hexcel Corp.(b)	10,345	583,562
Howmet Aerospace, Inc.(b)	15,191	485,504
Lockheed Martin Corp.(a)	4,899	1,864,364
Maxar Technologies, Inc.	7,105	275,745
Moog, Inc., Class A	4,154	359,529

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Saab AB, Class B	5,447	161,228
Textron, Inc.	7,285	467,988
Total		5,486,412
Air Freight & Logistics 1.7%
bpost SA(b)	13,793	146,588
Cia de Distribucion Integral Logista Holdings SA	8,323	173,031
Deutsche Post AG	7,941	467,702
Expeditors International of Washington, Inc.(a)	15,188	1,668,554
FedEx Corp.(a)	5,104	1,481,742
Royal Mail PLC(b)	108,257	741,689
Total		4,679,306
Airlines 0.2%
Air Canada(b)	28,126	566,799
Building Products 0.7%
Allegion PLC	4,111	552,436
Cie de Saint-Gobain(b)	6,066	382,735
dorma+kaba Holding AG, Class B Registered Shares	216	141,941
Geberit AG	27	17,766
Owens Corning(a)	7,270	703,809
Total		1,798,687
Commercial Services & Supplies 0.3%
Loomis AB	17,989	589,094
Securitas AB	12,573	214,023
Total		803,117
Construction & Engineering 0.1%
Hochtief AG(b)	1,585	148,627
Skanska AB, Class B	4,765	129,051
SNC-Lavalin Group, Inc.	1,809	40,459
Total		318,137
Electrical Equipment 1.0%
AMETEK, Inc.	2,812	379,423
Eaton Corp. PLC	1,960	280,143
Fujikura Ltd.(b)	29,600	152,582
Prysmian SpA	4,791	149,894
Sensata Technologies Holding(b)	10,221	590,160
Signify NV(b)	10,408	591,061
Vertiv Holdings Co.	22,944	520,829
Total		2,664,092
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 0.7%
CK Hutchison Holdings Ltd.	184,500	1,507,938
DCC PLC	2,115	183,517
Rheinmetall AG	2,785	290,584
Total		1,982,039
Machinery 2.7%
Aalberts NV	914	49,380
Alfa Laval AB	249	8,409
Allison Transmission Holdings, Inc.	16,987	704,451
Altra Industrial Motion Corp.	9,465	558,530
Bucher Industries AG	141	73,999
Caterpillar, Inc.(a)	2,107	480,628
CNH Industrial NV	14,213	210,986
Cummins, Inc.(a)	6,377	1,607,259
Deere & Co.	892	330,798
Dover Corp.	2,377	354,625
Duerr AG	266	11,147
GEA Group AG	3,828	168,105
Georg Fischer AG, Registered Shares	21	29,446
ITT, Inc.	1,377	129,865
Knorr-Bremse AG	943	115,589
KONE OYJ, Class B	1,945	152,765
Metso Outotec OYJ	1,308	14,694
Middleby Corp. (The)(b)	1,407	255,117
OC Oerlikon Corp AG	6,134	71,736
Oshkosh Corp.	3,548	441,478
Parker-Hannifin Corp.	1,024	321,341
SKF AB, Class B	5,584	144,267
Sulzer AG, Registered Shares	461	52,520
Trelleborg AB, Class B	8,915	231,931
Valmet OYJ	5,569	232,602
Volvo AB, B Shares	12,754	311,460
Wartsila OYJ	11,221	144,806
Yangzijiang Shipbuilding Holdings Ltd.	226,800	243,394
Total		7,451,328
Marine 0.2%
AP Moller - Maersk A/S, Class B	214	532,353

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 3.1%
Adecco Group AG, Registered Shares	17,934	1,215,559
ASGN, Inc.(b)	10,294	1,082,723
Booz Allen Hamilton Holdings Corp.(a)	7,495	621,710
DKSH Holding AG	2,126	171,088
FTI Consulting, Inc.(b)	2,382	330,741
Huron Consulting Group, Inc.(b)	10,312	580,153
Leidos Holdings, Inc.	5,673	574,562
Randstad NV	9,459	682,488
Robert Half International, Inc.(a)	24,611	2,156,170
Science Applications International Corp.	8,727	780,368
Stantec, Inc.	1,760	82,405
Teleperformance SA	1,122	433,254
Total		8,711,221
Road & Rail 2.2%
AMERCO(a)	2,003	1,195,050
Aurizon Holdings Ltd.	309,644	890,836
ComfortDelGro Corp., Ltd.	101,100	130,448
Knight-Swift Transportation Holdings, Inc.(a)	16,813	792,228
Nippon Express Co., Ltd.	18,300	1,400,569
Schneider National, Inc., Class B(a)	12,203	295,679
Senko Group Holdings Co., Ltd.	15,500	142,717
TFI International, Inc.	7,740	678,191
Union Pacific Corp.	3,229	717,128
Total		6,242,846
Trading Companies & Distributors 0.5%
Brenntag SE	3,730	334,860
Finning International, Inc.	4,760	123,884
Marubeni Corp.	65,500	545,565
WESCO International, Inc.(b)	5,341	489,877
Total		1,494,186
Transportation Infrastructure 0.0%
Atlantia SpA(b)	3,589	69,968
Total Industrials		42,800,491
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 11.2%
Communications Equipment 0.5%
Cisco Systems, Inc.	17,372	884,409
InterDigital, Inc.	3,777	262,199
Telefonaktiebolaget LM Ericsson, Class B	12,142	166,760
Total		1,313,368
Electronic Equipment, Instruments & Components 1.2%
Arrow Electronics, Inc.(a),(b)	16,015	1,826,831
Dexerials Corp.	6,100	112,418
Flex Ltd.(a),(b)	24,571	427,535
Jabil, Inc.	14,540	762,187
Macnica Fuji Electronics Holdings, Inc.	12,700	255,888
Total		3,384,859
IT Services 2.0%
Amdocs Ltd.	6,038	463,356
AtoS(b)	17,203	1,171,519
Bechtle AG	3,137	638,779
Capgemini SE	3,299	604,532
CGI, Inc.(b)	672	59,456
Concentrix Corp.(b)	4,472	694,859
Fidelity National Information Services, Inc.	1,757	268,645
Western Union Co. (The)(a)	65,133	1,677,826
Total		5,578,972
Semiconductors & Semiconductor Equipment 2.1%
ams AG(b)	5,229	90,662
Applied Materials, Inc.	7,534	999,837
ASM International NV	1,016	308,231
ASML Holding NV	52	33,755
Broadcom, Inc.	1,215	554,283
KLA Corp.	1,426	449,689
Micron Technology, Inc.(b)	22,577	1,943,203
NXP Semiconductors NV	2,672	514,387
ON Semiconductor Corp.(b)	7,952	310,128
Qorvo, Inc.(b)	3,359	632,063
Total		5,836,238

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.8%
Check Point Software Technologies Ltd.(a),(b)	13,858	1,618,753
Constellation Software, Inc.	1,100	1,614,386
Microsoft Corp.(a)	8,058	2,032,067
NortonLifeLock, Inc.(a)	36,169	781,612
Open Text Corp.	973	45,818
Oracle Corp.(a)	7,132	540,534
Software AG	3,546	153,595
SS&C Technologies Holdings, Inc.	9,780	725,872
Zoom Video Communications, Inc., Class A(a),(b)	845	270,037
Total		7,782,674
Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.(a)	10,284	1,351,935
HP, Inc.(a)	56,633	1,931,752
Logitech International SA	18,917	2,105,545
NetApp, Inc.	8,057	601,777
Seiko Epson Corp.	50,200	856,492
Western Digital Corp.(b)	7,651	540,390
Total		7,387,891
Total Information Technology		31,284,002
Materials 6.4%
Chemicals 3.1%
Celanese Corp., Class A(a)	9,893	1,549,739
Corteva, Inc.	6,564	320,061
Covestro AG	22,741	1,487,249
DuPont de Nemours, Inc.	12,799	986,931
Evonik Industries AG	1,533	53,669
FMC Corp.	6,081	719,017
Hexpol AB	1,986	24,349
Ingevity Corp.(b)	3,392	264,847
LANXESS AG	2,711	199,509
Linde PLC	1,034	295,559
Methanex Corp.	373	13,619
Mosaic Co. (The)	16,499	580,435
PPG Industries, Inc.	2,028	347,275
Solvay SA	1,637	208,165
Tronox Holdings PLC, Class A	15,352	325,462
Valvoline, Inc.	15,405	483,717
Common Stocks (continued)
Issuer	Shares	Value ($)
Wacker Chemie AG	1,192	179,777
Yara International ASA	8,358	435,971
Total		8,475,351
Construction Materials 0.3%
Buzzi Unicem SpA	17,485	466,533
HeidelbergCement AG	1,366	125,171
LafargeHolcim Ltd., Registered Shares(b)	5,595	345,255
Total		936,959
Containers & Packaging 1.0%
Avery Dennison Corp.	1,643	351,881
Crown Holdings, Inc.	2,568	281,966
Huhtamaki OYJ	3,561	168,938
International Paper Co.(a)	31,481	1,825,898
WestRock Co.	4,793	267,210
Total		2,895,893
Metals & Mining 1.3%
Agnico Eagle Mines Ltd.	1,054	65,873
Alamos Gold, Inc., Class A	9,690	77,653
Aperam SA	1,269	65,680
ArcelorMittal SA(b)	143	4,157
Aurubis AG	3,486	299,669
Barrick Gold Corp.	5,930	126,353
Boliden AB	3,025	117,665
Centerra Gold, Inc.	25,041	231,026
Endeavour Mining Corp.	4,215	87,753
Kinross Gold Corp.	37,930	266,928
Lundin Mining Corp.	1,522	18,388
Norsk Hydro ASA	29,170	185,748
Rio Tinto Ltd.	18,663	1,734,631
SSAB AB, Class A(b)	14,907	80,689
SSR Mining, Inc.	2,065	32,777
Teck Resources Ltd., Class B	2,321	49,115
ThyssenKrupp AG(b)	1,519	20,307
Yamana Gold, Inc.	40,892	187,302
Total		3,651,714

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.7%
Interfor Corp.(b)	6,700	178,082
Stora Enso OYJ, Class R	2,676	51,198
UPM-Kymmene OYJ	4,176	163,311
West Fraser Timber Co., Ltd.	19,097	1,474,438
Total		1,867,029
Total Materials		17,826,946
Real Estate 0.2%
Equity Real Estate Investment Trusts (REITS) 0.2%
Host Hotels & Resorts, Inc.(b)	19,514	354,374
Klepierre	8,221	218,195
Total		572,569
Total Real Estate		572,569
Utilities 0.6%
Electric Utilities 0.1%
BKW AG	896	100,346
Fortum OYJ	5,232	137,491
Hydro One Ltd.	840	20,140
Total		257,977
Gas Utilities 0.1%
Italgas SpA	25,494	166,268
Independent Power and Renewable Electricity Producers 0.1%
Uniper SE	5,652	206,231
Multi-Utilities 0.3%
A2A SpA	116,842	228,540
Atco Ltd., Class I	3,079	105,685
CenterPoint Energy, Inc.	8,909	218,181
Hera	53,468	215,158
RWE AG	2,990	113,536
Total		881,100
Total Utilities		1,511,576
Total Common Stocks (Cost $175,409,361)		226,203,689
Preferred Stocks 0.1%
Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Automobiles 0.1%
Volkswagen AG	1,027	267,389
Total Consumer Discretionary		267,389
Consumer Staples 0.0%
Household Products 0.0%
Henkel AG & Co. KGaA	569	65,361
Total Consumer Staples		65,361
Total Preferred Stocks (Cost $244,445)		332,750

Rights 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Capital Markets 0.0%
Credit Suisse Group AG(b)	37,136	1,596
Total Financials		1,596
Total Rights (Cost $—)		1,596

Money Market Funds 7.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.054%(c),(d)	22,003,167	22,000,966
Total Money Market Funds (Cost $21,997,456)		22,000,966
Total Investments (Cost $197,651,262)		248,539,001

Investments in Securities Sold Short

Common Stocks (35.1)%
Issuer	Shares	Value ($)
Communication Services (1.4)%
Diversified Telecommunication Services (0.5)%
Deutsche Telekom AG, Registered Shares	(4,105)	(79,001)
Elisa OYJ	(3,049)	(172,840)
Infrastrutture Wireless Italiane SpA	(28,013)	(326,841)
Koninklijke KPN NV	(114,212)	(393,988)
Telia Co. AB	(90,905)	(376,695)
United Internet AG, Registered Shares	(2,941)	(123,692)
Total		(1,473,057)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
April 30, 2021

Common Stocks (continued)
Issuer	Shares	Value ($)
Entertainment (0.2)%
CTS Eventim AG & Co. KGaA(b)	(2,341)	(161,576)
Lions Gate Entertainment Corp.(b)	(13,058)	(188,950)
Spotify Technology SA(b)	(1,059)	(266,995)
Total		(617,521)
Interactive Media & Services (0.2)%
Adevinta ASA(b)	(7,374)	(134,949)
Twitter, Inc.(b)	(5,224)	(288,469)
Total		(423,418)
Media (0.5)%
Dentsu, Inc.	(7,600)	(234,564)
JCDecaux SA(b)	(13,811)	(351,607)
Pearson PLC	(23,195)	(266,094)
Schibsted ASA, Class A(b)	(2,760)	(138,701)
Stroeer SE & Co. KGaA	(955)	(81,388)
ViacomCBS, Inc., Class B	(5,242)	(215,027)
Total		(1,287,381)
Wireless Telecommunication Services (0.0)%
Millicom International Cellular SA, SDR(b)	(1,673)	(66,115)
Total Communication Services		(3,867,492)
Consumer Discretionary (3.4)%
Auto Components (0.0)%
Freni Brembo SpA(b)	(5,288)	(65,811)
Automobiles (0.3)%
Ferrari NV	(2,273)	(486,915)
Tesla, Inc.(b)	(476)	(337,694)
Total		(824,609)
Diversified Consumer Services (0.1)%
WW International, Inc.(b)	(4,594)	(127,437)
Hotels, Restaurants & Leisure (0.8)%
Choice Hotels International, Inc.(b)	(4,207)	(478,757)
Domino’s Pizza Group PLC	(36,758)	(193,937)
Papa John’s International, Inc.	(2,378)	(230,000)
Restaurant Brands International, Inc.	(5,712)	(392,263)
Royal Caribbean Cruises Ltd.(b)	(2,370)	(206,071)
Shake Shack, Inc., Class A(b)	(586)	(63,728)

Common Stocks (continued)
Issuer	Shares	Value ($)
Vail Resorts, Inc.(b)	(959)	(311,828)
Whitbread PLC(b)	(7,691)	(344,813)
Total		(2,221,397)
Household Durables (0.4)%
LGI Homes, Inc.(b)	(4,564)	(756,620)
Purple Innovation, Inc.(b)	(12,743)	(434,281)
Total		(1,190,901)
Internet & Direct Marketing Retail (0.3)%
Delivery Hero SE(b)	(2,786)	(441,974)
Just Eat Takeaway.com NV(b)	(1,971)	(203,650)
Prosus NV(b)	(948)	(102,888)
Stitch Fix, Inc., Class A(b)	(2,949)	(127,751)
Zalando SE(b)	(570)	(59,279)
Total		(935,542)
Multiline Retail (0.1)%
Dollarama, Inc.	(2,048)	(95,439)
Ollie’s Bargain Outlet Holdings, Inc.(b)	(700)	(64,589)
Total		(160,028)
Specialty Retail (1.1)%
CarMax, Inc.(b)	(2,316)	(308,584)
Carvana Co.(b)	(5,156)	(1,470,800)
Dufry AG, Registered Shares(b)	(9,226)	(607,151)
Floor & Decor Holdings, Inc., Class A(b)	(1,950)	(216,294)
RH(b)	(386)	(265,576)
Shift Technologies, Inc.(b)	(34,811)	(293,457)
Total		(3,161,862)
Textiles, Apparel & Luxury Goods (0.3)%
Adidas AG(b)	(628)	(193,965)
Canada Goose Holdings, Inc.(b)	(2,810)	(118,742)
Gildan Activewear, Inc.(b)	(1,091)	(37,865)
Moncler SpA(b)	(2,318)	(142,071)
Puma SE(b)	(1,178)	(124,188)
Salvatore Ferragamo SpA(b)	(4,330)	(92,706)
Total		(709,537)
Total Consumer Discretionary		(9,397,124)

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021

Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples (2.4)%
Beverages (0.6)%
Anheuser-Busch InBev SA/NV	(3,134)	(221,989)
Davide Campari-Milano NV	(20,670)	(243,914)
Fevertree Drinks PLC	(11,216)	(388,486)
Heineken NV	(5,963)	(691,705)
Total		(1,546,094)
Food & Staples Retailing (0.1)%
Axfood AB	(571)	(14,289)
Grocery Outlet Holding, Corp.(b)	(5,269)	(212,815)
Kesko OYJ, Class B	(1,009)	(30,724)
Total		(257,828)
Food Products (1.1)%
AAK AB	(818)	(18,733)
Bakkafrost P/F	(2,086)	(165,265)
Barry Callebaut AG, Registered Shares	(11)	(24,287)
Beyond Meat, Inc.(b)	(2,552)	(336,047)
Cal-Maine Foods, Inc.	(8,339)	(311,545)
Campbell Soup Co.	(6,434)	(307,224)
Chocoladefabriken Lindt & Spruengli AG(b)	(26)	(241,139)
Hormel Foods Corp.	(6,722)	(310,556)
Kellogg Co.	(7,067)	(441,122)
Maple Leaf Foods, Inc.	(765)	(17,657)
Mowi ASA	(11,754)	(289,973)
Nestlé SA, Registered Shares	(2,597)	(309,902)
Premium Brands Holdings Corp.	(932)	(90,664)
Salmar ASA	(774)	(53,563)
Saputo, Inc.	(2,209)	(70,198)
Wilmar International Ltd.	(5,600)	(21,916)
Total		(3,009,791)
Household Products (0.2)%
Essity AB, Class B	(8,348)	(272,462)
Kimberly-Clark Corp.	(3,178)	(423,691)
Total		(696,153)
Personal Products (0.3)%
Beiersdorf AG	(4,084)	(460,963)
Kose Corp.	(2,000)	(301,071)
Total		(762,034)

Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco (0.1)%
Japan Tobacco, Inc.	(8,600)	(161,324)
Swedish Match AB	(2,129)	(174,290)
Total		(335,614)
Total Consumer Staples		(6,607,514)
Energy (2.7)%
Energy Equipment & Services (0.2)%
Saipem SpA	(110,568)	(254,938)
SBM Offshore NV	(4,862)	(84,398)
Tenaris SA	(14,167)	(151,912)
Total		(491,248)
Oil, Gas & Consumable Fuels (2.5)%
Cameco Corp.	(58,970)	(991,189)
Enbridge, Inc.	(1,989)	(76,718)
Eni SpA	(11,440)	(136,261)
Hess Corp.	(5,209)	(388,123)
Inter Pipeline Ltd.	(4,817)	(70,228)
Keyera Corp.	(42,400)	(969,665)
Koninklijke Vopak NV	(495)	(22,665)
Neste OYJ	(16,015)	(968,439)
Occidental Petroleum Corp.	(9,546)	(242,087)
ONEOK, Inc.	(15,411)	(806,612)
Pembina Pipeline Corp.	(29,115)	(898,689)
Statoil ASA	(1,594)	(32,187)
TC Energy Corp.	(1,046)	(51,749)
Williams Companies, Inc. (The)	(58,636)	(1,428,373)
Total		(7,082,985)
Total Energy		(7,574,233)
Financials (6.4)%
Banks (2.8)%
Bank of Hawaii Corp.	(5,614)	(510,256)
Commerce Bancshares, Inc.	(7,106)	(552,918)
Commonwealth Bank of Australia	(6,605)	(452,156)
Community Bank System, Inc.	(6,583)	(511,038)
Cullen/Frost Bankers, Inc.	(4,642)	(557,318)
CVB Financial Corp.	(20,707)	(439,195)
FinecoBank Banca Fineco SpA(b)	(29,602)	(509,149)
First Financial Bankshares, Inc.	(11,252)	(552,248)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
April 30, 2021

Common Stocks (continued)
Issuer	Shares	Value ($)
Glacier Bancorp, Inc.	(6,806)	(401,214)
Hang Seng Bank Ltd.	(25,300)	(495,300)
HSBC Holdings PLC	(57,833)	(361,093)
Independent Bank Corp.	(3,163)	(259,050)
Intesa Sanpaolo SpA(b)	(38,728)	(107,970)
Mediobanca Banca di Credito Finanziario SpA(b)	(26,117)	(294,979)
National Bank of Canada	(790)	(57,433)
Royal Bank of Canada	(750)	(71,580)
Skandinaviska Enskilda Banken AB, Class A	(29,731)	(380,948)
Swedbank AB, Class A	(9,320)	(163,614)
Trustmark Corp.	(7,370)	(238,862)
United Bankshares, Inc.	(11,368)	(446,421)
Westamerica Bancorporation	(7,824)	(496,042)
Total		(7,858,784)
Capital Markets (1.1)%
Brookfield Asset Management, Inc., Class A	(5,683)	(259,056)
Credit Suisse Group AG, Registered Shares	(45,652)	(478,432)
Deutsche Bank AG(b)	(32,780)	(456,667)
EQT AB	(14,301)	(481,979)
Franklin Resources, Inc.	(4,833)	(144,990)
Hamilton Lane, Inc., Class A	(3,681)	(332,946)
Partners Group Holding AG	(180)	(256,404)
TMX Group Ltd.	(1,422)	(156,702)
WisdomTree Investments, Inc.	(78,282)	(531,143)
Total		(3,098,319)
Consumer Finance (0.4)%
Credit Acceptance Corp.(b)	(1,272)	(502,173)
Credit Corp. Group Ltd.	(6,168)	(137,249)
Zip Co., Ltd.(b)	(74,314)	(456,676)
Total		(1,096,098)
Diversified Financial Services (0.1)%
Element Fleet Management Corp.	(11,192)	(137,037)
Insurance (2.0)%
Aegon NV	(27,999)	(129,757)
Allianz SE	(175)	(45,433)
eHealth, Inc.(b)	(1,120)	(79,229)
Gjensidige Forsikring ASA	(7,146)	(162,279)
GoHealth, Inc., Class A(b)	(10,769)	(128,474)

Common Stocks (continued)
Issuer	Shares	Value ($)
Hannover Rueck SE	(935)	(172,658)
Intact Financial Corp.	(901)	(119,762)
Japan Post Holdings Co., Ltd.(b)	(203,700)	(1,711,783)
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	(732)	(211,500)
Oscar Health, Inc., Class A(b)	(3,723)	(84,624)
Prudential PLC	(53,300)	(1,128,589)
RLI Corp.	(3,002)	(334,603)
Sampo OYJ	(10,304)	(488,767)
Swiss Re AG	(1,625)	(150,867)
Tryg A/S	(18,803)	(429,966)
Zurich Insurance Group AG	(422)	(173,129)
Total		(5,551,420)
Total Financials		(17,741,658)
Health Care (5.6)%
Biotechnology (2.6)%
Adverum Biotechnologies, Inc.(b)	(29,943)	(116,778)
Agenus, Inc.(b)	(94,660)	(292,499)
Allogene Therapeutics, Inc.(b)	(4,476)	(138,398)
Alnylam Pharmaceuticals, Inc.(b)	(3,166)	(445,266)
Applied Therapeutics, Inc.(b)	(16,023)	(296,746)
Argenx SE(b)	(1,331)	(382,472)
Avacta Group PLC(b)	(99,718)	(366,323)
Avidity Biosciences, Inc.(b)	(9,382)	(219,914)
BioNTech SE, ADR(b)	(438)	(82,467)
Bioxcel Therapeutics, Inc.(b)	(5,711)	(194,003)
Cortexyme, Inc.(b)	(672)	(26,322)
Epizyme, Inc.(b)	(15,212)	(118,806)
Exact Sciences Corp.(b)	(6,692)	(882,139)
Galapagos NV(b)	(3,478)	(270,780)
Galapagos NV, ADR(b)	(9,679)	(752,736)
Global Blood Therapeutics, Inc.(b)	(2,044)	(83,354)
Homology Medicines, Inc.(b)	(23,078)	(156,238)
Idorsia Ltd.(b)	(15,352)	(398,082)
IGM Biosciences, Inc.(b)	(3,862)	(273,121)
Karuna Therapeutics, Inc.(b)	(2,968)	(329,478)
Mersana Therapeutics, Inc.(b)	(21,961)	(349,839)
Moderna, Inc.(b)	(388)	(69,382)
MorphoSys AG(b)	(231)	(21,810)

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021

Common Stocks (continued)
Issuer	Shares	Value ($)
RAPT Therapeutics, Inc.(b)	(8,224)	(180,434)
Rubius Therapeutics, Inc.(b)	(4,055)	(101,456)
Sage Therapeutics, Inc.(b)	(2,304)	(181,463)
Seres Therapeutics, Inc.(b)	(14,148)	(294,420)
Viking Therapeutics, Inc.(b)	(44,440)	(283,972)
Total		(7,308,698)
Health Care Equipment & Supplies (0.9)%
Alcon, Inc.	(2,992)	(224,731)
Ambu A/S	(10,416)	(582,991)
Carl Zeiss Meditec AG	(1,919)	(338,073)
Elekta AB, Class B	(5,654)	(75,610)
Glaukos Corp.(b)	(2,191)	(206,305)
Quidel Corp.(b)	(1,228)	(128,682)
Siemens Healthineers AG	(6,438)	(367,909)
SmileDirectClub, Inc.(b)	(11,802)	(125,514)
Straumann Holding AG, Registered Shares	(341)	(487,348)
Total		(2,537,163)
Health Care Providers & Services (0.4)%
Alignment Healthcare, Inc.(b)	(6,126)	(162,584)
Amplifon SpA(b)	(6,143)	(259,267)
Clover Health Investments Corp.(b)	(12,248)	(120,643)
Guardant Health, Inc.(b)	(3,412)	(542,440)
Total		(1,084,934)
Health Care Technology (0.4)%
American Well Corp., Class A(b)	(4,791)	(73,733)
CompuGroup Medical SE & Co KgaA	(1,057)	(96,737)
GoodRx Holdings, Inc., Class A(b)	(3,410)	(136,434)
Inovalon Holdings, Inc.(b)	(12,655)	(382,308)
Teladoc Health, Inc.(b)	(1,497)	(258,008)
Total		(947,220)
Life Sciences Tools & Services (0.5)%
10X Genomics, Inc., Class A(b)	(3,370)	(666,586)
Bachem Holding AG, Registered B Shares	(106)	(53,814)
Compugen Ltd.(b)	(43,703)	(377,157)
Evotec SE(b)	(6,574)	(273,456)
Lonza Group AG, Registered Shares	(205)	(130,321)
Total		(1,501,334)

Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals (0.8)%
Aphria, Inc.(b)	(2,098)	(32,226)
Bausch Health Companies, Inc.(b)	(11,290)	(363,459)
Canopy Growth Corp.(b)	(5,814)	(156,803)
Cronos Group, Inc.(b)	(16,500)	(134,642)
Cymabay Therapeutics, Inc.(b)	(57,299)	(248,105)
Hisamitsu Pharmaceutical Co., Inc.	(3,900)	(227,507)
Merck KGaA	(439)	(77,125)
Nippon Shinyaku Co., Ltd.	(2,400)	(161,888)
Provention Bio, Inc.(b)	(22,743)	(163,522)
Recordati Industria Chimica e Farmaceutica SpA	(1,772)	(97,635)
Relmada Therapeutics, Inc.(b)	(2,602)	(100,333)
Revance Therapeutics, Inc.(b)	(3,233)	(94,145)
Royalty Pharma PLC, Class A	(3,679)	(161,876)
Vifor Pharma AG	(599)	(86,330)
Total		(2,105,596)
Total Health Care		(15,484,945)
Industrials (4.9)%
Aerospace & Defense (0.5)%
Airbus Group SE(b)	(4,141)	(497,996)
Boeing Co. (The)(b)	(1,037)	(242,980)
CAE, Inc.(b)	(1,938)	(60,703)
Elbit Systems Ltd.	(1,881)	(257,962)
Leonardo SpA	(18,239)	(148,842)
MTU Aero Engines AG	(1,064)	(268,508)
Total		(1,476,991)
Air Freight & Logistics (0.2)%
Cargojet, Inc.	(3,078)	(453,230)
DSV PANALPINA A/S	(575)	(128,104)
Total		(581,334)
Airlines (0.6)%
Air Canada(b)	(15,793)	(318,263)
American Airlines Group, Inc.(b)	(16,878)	(366,590)
Deutsche Lufthansa AG, Registered Shares(b)	(36,307)	(469,028)
Singapore Airlines Ltd.(b)	(8,900)	(33,730)
Spirit Airlines, Inc.(b)	(9,828)	(352,039)
Total		(1,539,650)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
April 30, 2021

Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products (0.7)%
AO Smith Corp.	(2,428)	(164,497)
ASSA ABLOY AB, Class B	(559)	(15,937)
Belimo Holding AG, Registered Shares	(466)	(185,969)
Lennox International, Inc.	(1,381)	(463,104)
Nibe Industrier AB, B Shares	(12,431)	(453,993)
ROCKWOOL International A/S, Class B	(338)	(151,187)
Trex Co., Inc.(b)	(5,025)	(542,650)
Total		(1,977,337)
Commercial Services & Supplies (0.2)%
Boyd Group Services, Inc.	(113)	(20,988)
GFL Environmental, Inc.	(474)	(15,618)
Healthcare Services Group, Inc.	(5,845)	(175,058)
ISS A/S(b)	(5,399)	(102,375)
Ritchie Bros. Auctioneers, Inc.	(609)	(38,740)
Tomra Systems ASA	(3,351)	(167,407)
Total		(520,186)
Construction & Engineering (0.1)%
Sweco AB, Class B	(5,052)	(89,830)
WSP Global, Inc.	(237)	(24,609)
Total		(114,439)
Electrical Equipment (0.9)%
ABB Ltd., Registered Shares	(4,243)	(137,822)
Ballard Power Systems, Inc.(b)	(41,005)	(895,395)
Plug Power, Inc.(b)	(11,012)	(313,952)
Siemens Energy AG(b)	(179)	(5,987)
Sunrun, Inc.(b)	(17,107)	(838,243)
Varta AG(b)	(1,641)	(238,667)
Vestas Wind Systems A/S	(2,700)	(112,707)
Total		(2,542,773)
Industrial Conglomerates (0.1)%
Keppel Corp., Ltd.	(21,700)	(88,161)
Lifco AB	(845)	(90,493)
Siemens AG, Registered Shares	(1,184)	(197,533)
Total		(376,187)

Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery (1.1)%
Atlas Copco AB, Class A	(5,681)	(344,496)
Chart Industries, Inc.(b)	(1,395)	(224,079)
Enerpac Tool Group Corp.	(13,882)	(369,261)
Epiroc AB, Class A	(5,098)	(110,308)
Kennametal, Inc.	(5,169)	(207,587)
KION Group AG	(112)	(11,161)
Metso OYJ	(29,121)	(423,706)
Miura Co., Ltd.	(4,200)	(220,330)
Proto Labs, Inc.(b)	(2,496)	(279,702)
Rational AG	(371)	(308,619)
Schindler Holding AG	(184)	(52,360)
Stadler Rail AG	(4,175)	(209,013)
VAT Group AG	(717)	(204,750)
Total		(2,965,372)
Marine (0.0)%
Kuehne + Nagel International AG, Registered Shares	(88)	(26,312)
Professional Services (0.1)%
Dun & Bradstreet Holdings, Inc.(b)	(12,072)	(286,831)
Thomson Reuters Corp.	(469)	(43,495)
Wolters Kluwer NV	(482)	(43,597)
Total		(373,923)
Road & Rail (0.1)%
Canadian Pacific Railway Ltd.	(37)	(13,808)
Central Japan Railway Co.	(1,400)	(205,117)
Keio Corp.	(2,100)	(136,705)
Total		(355,630)
Trading Companies & Distributors (0.1)%
IMCD NV	(1,035)	(150,333)
Indutrade AB	(5,052)	(131,936)
Toromont Industries Ltd.	(11)	(877)
Total		(283,146)

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021

Common Stocks (continued)
Issuer	Shares	Value ($)
Transportation Infrastructure (0.2)%
Aeroports de Paris(b)	(1,380)	(176,892)
Flughafen Zurich AG(b)	(122)	(21,946)
Fraport AG Frankfurt Airport Services Worldwide(b)	(3,548)	(235,325)
SATS Ltd(b)	(12,400)	(37,725)
Total		(471,888)
Total Industrials		(13,605,168)
Information Technology (3.5)%
Communications Equipment (0.1)%
Calix, Inc.(b)	(5,763)	(243,717)
Nokia OYJ(b)	(29,082)	(137,760)
Total		(381,477)
Electronic Equipment, Instruments & Components (0.5)%
Adyen NV(b)	(50)	(123,055)
Cognex Corp.	(2,328)	(200,487)
Hexagon AB, Class B	(675)	(64,475)
Hirose Electric Co., Ltd.	(1,700)	(270,992)
Landis+Gyr Group AG(b)	(2,124)	(147,233)
Novanta, Inc.(b)	(2,861)	(376,822)
Velodyne Lidar, Inc.(b)	(20,971)	(288,771)
Total		(1,471,835)
IT Services (1.4)%
Afterpay Touch Group Ltd.(b)	(11,542)	(1,039,535)
Bechtle AG	(59)	(12,014)
Jack Henry & Associates, Inc.	(1,608)	(261,831)
Nexi SpA(b)	(33,918)	(649,712)
Shopify, Inc., Class A(b)	(195)	(230,589)
Shopify, Inc., Class A(b)	(94)	(110,959)
Twilio, Inc.(b)	(1,214)	(446,509)
Wix.com Ltd.(b)	(3,353)	(1,065,852)
Total		(3,817,001)
Semiconductors & Semiconductor Equipment (0.1)%
Cree, Inc.(b)	(3,584)	(356,321)
Infineon Technologies AG	(1,228)	(49,244)
Total		(405,565)

Common Stocks (continued)
Issuer	Shares	Value ($)
Software (1.3)%
Appian Corp.(b)	(1,927)	(233,514)
Blackline, Inc.(b)	(3,516)	(408,067)
Blue Prism Group PLC(b)	(12,405)	(209,019)
Ceridian HCM Holding, Inc.(b)	(2,895)	(273,520)
Constellation Software, Inc.	(17)	(24,950)
Coupa Software, Inc.(b)	(1,216)	(327,153)
Descartes Systems Group, Inc. (The)(b)	(221)	(14,138)
Guidewire Software, Inc.(b)	(3,886)	(410,012)
Kinaxis, Inc.(b)	(348)	(44,886)
Lightspeed POS, Inc.(b)	(758)	(52,930)
Nemetschek SE	(2,515)	(187,477)
Palantir Technologies, Inc., Class A(b)	(8,148)	(187,730)
Q2 Holdings, Inc.(b)	(3,814)	(396,732)
SAP SE	(1,442)	(201,910)
SimCorp A/S	(292)	(38,608)
Sinch AB(b)	(438)	(68,401)
TeamViewer AG(b)	(2,315)	(110,038)
Temenos AG, Registered Shares	(2,321)	(341,233)
Total		(3,530,318)
Technology Hardware, Storage & Peripherals (0.1)%
Canon, Inc.	(12,300)	(292,496)
Total Information Technology		(9,898,692)
Materials (4.0)%
Chemicals (2.1)%
Akzo Nobel NV	(94)	(11,286)
Albemarle Corp.	(1,263)	(212,399)
BASF SE	(1,241)	(100,014)
Christian Hansen Holding A/S(b)	(3,221)	(295,712)
Ecolab, Inc.	(1,368)	(306,596)
EMS-Chemie Holding AG, Registered Shares	(198)	(184,875)
Ferro Corp.(b)	(23,124)	(385,246)
Givaudan SA, Registered Shares	(43)	(180,177)
Johnson Matthey PLC	(5,319)	(238,687)
Koninklijke DSM NV	(1,842)	(330,271)
Mitsubishi Chemical Holdings Corp.	(59,600)	(443,691)
Novozymes A/S, Class B	(3,904)	(276,882)
OCI NV(b)	(4,603)	(107,279)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
April 30, 2021

Common Stocks (continued)
Issuer	Shares	Value ($)
Quaker Chemical Corp.	(864)	(209,390)
Sika AG	(1,161)	(346,747)
Stepan Co.	(2,383)	(311,363)
Symrise AG	(1,588)	(205,066)
Tokai Carbon Co., Ltd.	(29,500)	(480,057)
Umicore SA	(13,683)	(831,415)
Wacker Chemie AG	(1,741)	(262,577)
Total		(5,719,730)
Containers & Packaging (0.4)%
BillerudKorsnas AB	(20,884)	(426,509)
CCL Industries, Inc., Class B	(520)	(29,517)
Greif, Inc., Class A	(5,827)	(352,592)
International Paper Co.	(4,074)	(236,292)
SIG Combibloc Group AG(b)	(6,639)	(162,729)
Total		(1,207,639)
Metals & Mining (1.2)%
Antofagasta PLC	(14,539)	(374,527)
Bellevue Gold Ltd.(b)	(107,295)	(76,969)
Chalice Mining Ltd.(b)	(70,353)	(370,481)
Cleveland-Cliffs, Inc.(b)	(17,232)	(307,764)
Compass Minerals International, Inc.	(7,732)	(525,157)
First Quantum Minerals Ltd.	(168)	(3,872)
Franco-Nevada Corp.	(3,166)	(440,834)
Franco-Nevada Corp.	(1,474)	(205,340)
Fresnillo PLC	(17,189)	(195,458)
Pan American Silver Corp.	(630)	(20,030)
United States Steel Corp.	(13,008)	(299,314)
Wheaton Precious Metals Corp.	(6,317)	(261,018)
Wheaton Precious Metals Corp.	(3,333)	(138,266)
Total		(3,219,030)
Paper & Forest Products (0.3)%
Holmen AB, B Shares	(2,640)	(124,561)
Nippon Paper Industries Co., Ltd.	(38,600)	(474,863)
Svenska Cellulosa AB SCA, Class B	(19,650)	(344,099)
Total		(943,523)
Total Materials		(11,089,922)

Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate (0.3)%
Equity Real Estate Investment Trusts (REITS) (0.2)%
Alexandria Real Estate Equities, Inc.	(1,413)	(255,894)
EastGroup Properties, Inc.	(1,321)	(209,590)
Iron Mountain, Inc.	(6,500)	(260,780)
Total		(726,264)
Real Estate Management & Development (0.1)%
CapitaLand Ltd.	(12,200)	(34,010)
City Developments Ltd.	(6,400)	(37,859)
KE Holdings, Inc., ADR(b)	(2,586)	(134,601)
Total		(206,470)
Total Real Estate		(932,734)
Utilities (0.5)%
Electric Utilities (0.3)%
Elia Group SA/NV	(1,966)	(212,817)
Emera, Inc.	(2,667)	(121,226)
Enel SpA	(23,933)	(237,639)
Ørsted AS	(1,246)	(181,125)
Terna Rete Elettrica Nazionale SpA	(4,862)	(35,840)
Total		(788,647)
Gas Utilities (0.0)%
AltaGas, Ltd.	(503)	(9,400)
Snam SpA	(12,130)	(68,256)
Total		(77,656)
Independent Power and Renewable Electricity Producers (0.1)%
Boralex, Inc., Class A	(3,319)	(106,389)
Innergex Renewable Energy, Inc.	(8,623)	(147,324)
Northland Power, Inc.	(1,393)	(47,984)
TransAlta Renewables, Inc.	(1,529)	(24,220)
Total		(325,917)
Multi-Utilities (0.1)%
Algonquin Power & Utilities Corp.	(4,740)	(76,471)
E.ON SE	(10,777)	(129,948)
Total		(206,419)
Total Utilities		(1,398,639)
Total Common Stocks (Proceeds $89,785,376)		(97,598,121)

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Preferred Stocks (0.4)%
Issuer	Shares	Value ($)
Consumer Discretionary (0.3)%
Automobiles (0.3)%
Porsche Automobil Holding SE	(8,288)	(873,693)
Total Consumer Discretionary		(873,693)
Health Care (0.1)%
Health Care Equipment & Supplies (0.1)%
Sartorius AG	(544)	(306,936)
Total Health Care		(306,936)
Materials (0.0)%
Chemicals (0.0)%
Fuchs Petrolub SE	(1,745)	(92,920)
Total Materials		(92,920)
Total Preferred Stocks (Proceeds $934,630)		(1,273,549)
Rights (0.0)%
Issuer	Shares	Value ($)
Financials (0.0)%
Capital Markets (0.0)%
Credit Suisse Group AG(b)	(45,652)	(1,961)
Total Financials		(1,961)
Total Rights (Proceeds $—)		(1,961)
Total Investments in Securities Sold Short (Proceeds $90,720,006)		(98,873,631)
Total Investments in Securities, Net of Securities Sold Short		149,665,370
Other Assets & Liabilities, Net		128,684,853
Net Assets		278,350,223

At April 30, 2021, securities and/or cash totaling $186,159,003 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
11,500 AUD	8,804 USD	Citi	06/16/2021	—	(57)
366,500 CAD	293,061 USD	Citi	06/16/2021	—	(5,141)
1,000 CHF	1,119 USD	Citi	06/16/2021	22	—
169,000 CHF	184,078 USD	Citi	06/16/2021	—	(1,194)
6,500 DKK	1,064 USD	Citi	06/16/2021	12	—
118,000 DKK	18,972 USD	Citi	06/16/2021	—	(119)
1,223,499 EUR	1,486,840 USD	Citi	06/16/2021	14,555	—
270,000 EUR	320,321 USD	Citi	06/16/2021	—	(4,580)
8,000 GBP	11,081 USD	Citi	06/16/2021	32	—
1,332,000 JPY	12,085 USD	Citi	06/16/2021	—	(107)
374,000 NOK	44,398 USD	Citi	06/16/2021	—	(535)
1,500 NZD	1,088 USD	Citi	06/16/2021	15	—
2,336,500 SEK	278,582 USD	Citi	06/16/2021	2,467	—
473,000 SEK	55,013 USD	Citi	06/16/2021	—	(884)
2,500 SGD	1,888 USD	Citi	06/16/2021	9	—
223,001 SGD	166,685 USD	Citi	06/16/2021	—	(865)
33,034 USD	43,500 AUD	Citi	06/16/2021	483	—
390,458 USD	498,005 AUD	Citi	06/16/2021	—	(6,742)
1,378,182 USD	1,735,005 CAD	Citi	06/16/2021	33,502	—
880,090 USD	814,000 CHF	Citi	06/16/2021	12,284	—
469,413 USD	420,500 CHF	Citi	06/16/2021	—	(8,426)
259,710 USD	1,622,500 DKK	Citi	06/16/2021	2,800	—
289,598 USD	1,767,500 DKK	Citi	06/16/2021	—	(3,628)
949,737 USD	797,500 EUR	Citi	06/16/2021	9,926	—
2,404,452 USD	1,978,503 EUR	Citi	06/16/2021	—	(23,640)
72,302 USD	52,500 GBP	Citi	06/16/2021	211	—
810,536 USD	579,004 GBP	Citi	06/16/2021	—	(10,811)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
April 30, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
13,646 USD	106,000 HKD	Citi	06/16/2021	2	—
183,546 USD	1,423,000 HKD	Citi	06/16/2021	—	(329)
34,894 USD	114,502 ILS	Citi	06/16/2021	372	—
1,512,927 USD	160,588,500 JPY	Citi	06/16/2021	—	(43,024)
203,105 USD	1,724,503 NOK	Citi	06/16/2021	4,081	—
42,493 USD	353,500 NOK	Citi	06/16/2021	—	(22)
1,045 USD	1,500 NZD	Citi	06/16/2021	29	—
15,606 USD	21,500 NZD	Citi	06/16/2021	—	(223)
306,152 USD	2,639,500 SEK	Citi	06/16/2021	5,769	—
340,312 USD	2,846,000 SEK	Citi	06/16/2021	—	(3,988)
83,821 USD	112,002 SGD	Citi	06/16/2021	330	—
55,766 USD	74,002 SGD	Citi	06/16/2021	—	(165)
11,500 AUD	8,804 USD	JPMorgan	06/16/2021	—	(57)
366,500 CAD	293,061 USD	JPMorgan	06/16/2021	—	(5,141)
1,000 CHF	1,119 USD	JPMorgan	06/16/2021	22	—
169,000 CHF	184,078 USD	JPMorgan	06/16/2021	—	(1,194)
6,500 DKK	1,064 USD	JPMorgan	06/16/2021	12	—
118,000 DKK	18,972 USD	JPMorgan	06/16/2021	—	(119)
1,223,501 EUR	1,486,841 USD	JPMorgan	06/16/2021	14,554	—
270,000 EUR	320,321 USD	JPMorgan	06/16/2021	—	(4,581)
8,000 GBP	11,081 USD	JPMorgan	06/16/2021	32	—
1,332,000 JPY	12,085 USD	JPMorgan	06/16/2021	—	(107)
374,000 NOK	44,398 USD	JPMorgan	06/16/2021	—	(536)
1,500 NZD	1,088 USD	JPMorgan	06/16/2021	15	—
2,336,500 SEK	278,582 USD	JPMorgan	06/16/2021	2,467	—
473,000 SEK	55,013 USD	JPMorgan	06/16/2021	—	(884)
2,500 SGD	1,888 USD	JPMorgan	06/16/2021	9	—
222,999 SGD	166,683 USD	JPMorgan	06/16/2021	—	(865)
33,035 USD	43,500 AUD	JPMorgan	06/16/2021	483	—
390,451 USD	497,995 AUD	JPMorgan	06/16/2021	—	(6,742)
1,378,176 USD	1,734,995 CAD	JPMorgan	06/16/2021	33,500	—
880,091 USD	814,000 CHF	JPMorgan	06/16/2021	12,283	—
469,414 USD	420,500 CHF	JPMorgan	06/16/2021	—	(8,427)
259,710 USD	1,622,500 DKK	JPMorgan	06/16/2021	2,800	—
289,598 USD	1,767,500 DKK	JPMorgan	06/16/2021	—	(3,628)
949,738 USD	797,500 EUR	JPMorgan	06/16/2021	9,925	—
2,404,448 USD	1,978,497 EUR	JPMorgan	06/16/2021	—	(23,644)
72,303 USD	52,500 GBP	JPMorgan	06/16/2021	211	—
810,526 USD	578,996 GBP	JPMorgan	06/16/2021	—	(10,811)
13,646 USD	106,000 HKD	JPMorgan	06/16/2021	2	—
183,546 USD	1,423,000 HKD	JPMorgan	06/16/2021	—	(330)
34,893 USD	114,498 ILS	JPMorgan	06/16/2021	372	—
1,512,929 USD	160,588,500 JPY	JPMorgan	06/16/2021	—	(43,027)
203,104 USD	1,724,497 NOK	JPMorgan	06/16/2021	4,081	—
42,493 USD	353,500 NOK	JPMorgan	06/16/2021	—	(23)
1,045 USD	1,500 NZD	JPMorgan	06/16/2021	29	—
15,606 USD	21,500 NZD	JPMorgan	06/16/2021	—	(223)
306,153 USD	2,639,500 SEK	JPMorgan	06/16/2021	5,769	—
340,313 USD	2,846,000 SEK	JPMorgan	06/16/2021	—	(3,988)
83,819 USD	111,999 SGD	JPMorgan	06/16/2021	330	—
55,762 USD	73,997 SGD	JPMorgan	06/16/2021	—	(165)
Total				173,797	(228,972)

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam Index	5	05/2021	EUR	704,110	239	—
CAC40 Index	15	05/2021	EUR	932,400	16,919	—
DAX Index	2	06/2021	EUR	758,400	35,421	—
FTSE 100 Index	13	06/2021	GBP	901,875	38,710	—
FTSE/MIB Index	2	06/2021	EUR	239,110	—	(1,160)
Hang Seng Index	1	05/2021	HKD	1,426,500	—	(1,802)
IBEX 35 Index	4	05/2021	EUR	352,300	15,385	—
MSCI Singapore Index	3	05/2021	SGD	108,525	168	—
OMXS30 Index	18	05/2021	SEK	3,994,200	—	(379)
S&P 500 Index E-mini	136	06/2021	USD	28,385,920	1,636,769	—
S&P/TSX 60 Index	7	06/2021	CAD	1,589,560	24,800	—
SPI 200 Index	7	06/2021	AUD	1,225,350	31,846	—
TOPIX Index	14	06/2021	JPY	266,210,000	17,659	—
Total					1,817,916	(3,341)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on a portfolio of long and short positions†	1-Month AUD BBSW, 1-Month HKD HIBOR, or 1-Month JPY BBA LIBOR based on the local currencies of the positions within the swap	Monthly	JPMorgan	02/07/2022	USD	68,403,787	(86,955)	—	—	—	—	(86,955)
1-Month USD LIBOR minus 3.000%	Total return on Acer, Inc.	Monthly	Macquarie	12/21/2021	USD	229,071	4,188	(629)	—	—	3,559	—
1-Month USD LIBOR minus 3.000%	Total return on Advantech Ltd.	Monthly	Macquarie	12/21/2021	USD	268,910	3,200	(67)	—	—	3,133	—
1-Month USD LIBOR minus 3.000%	Total return on Acer, Inc.	Monthly	Macquarie	12/21/2021	USD	54,778	1,001	(150)	—	—	851	—
1-Month USD LIBOR minus 3.000%	Total return on Advantech Ltd.	Monthly	Macquarie	12/21/2021	USD	38,416	459	(10)	—	—	449	—
1-Month USD LIBOR minus 1.642%††	Total return on SillaJen, Inc.	Monthly	Macquarie	12/21/2021	USD	35,745	0†††	(98)	—	—	—	(98)
Total return on Samsung Electronics Co., Ltd.	1-Month USD LIBOR plus 0.800%	Monthly	Macquarie	12/21/2021	USD	21,572	(728)	58	—	—	—	(670)
Total return on Samsung Electronics Co., Ltd.	1-Month USD LIBOR plus 0.800%	Monthly	Macquarie	12/21/2021	USD	47,141	(1,588)	(12)	—	—	—	(1,600)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
April 30, 2021
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Samsung Electronics Co., Ltd.	1-Month USD LIBOR plus 0.800%	Monthly	Macquarie	12/21/2021	USD	611,327	(20,590)	1,661	—	—	—	(18,929)
Total return on a portfolio of long and short positions†	1-Day Overnight Fed Funds Effective Rate, EONIA or SONIA based on the local currencies of the positions within the swap	Monthly	Morgan Stanley International	10/29/2021	USD	185,142,928	(894,338)	—	—	—	—	(894,338)
Total							(995,351)	753	—	—	7,992	(1,002,590)

†	By investing in the total return swap contract, the Fund gains exposure to the underlying investments that make up the custom basket/index without having to own the underlying investments directly. The components of the custom basket/index are available on Multi-Manager Directional Alternative Strategies Fund’s page of columbiathreadneedleus.com website.
††	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2021, the total value of these swap contracts amounted to $0, which represents 0.00% of total net assets.
†††	Valuation based on significant unobservable inputs.

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Swiss Market Index Jun 21	Citi	06/2021	CHF	220,160	—	—	6,203	—
Hang Seng Index May 21	JPMorgan	05/2021	HKD	1,426,500	—	—	—	(1,675)
Swiss Market Index Jun 21	Morgan Stanley International	06/2021	CHF	880,640	—	—	—	(14,716)
Total					—	—	6,203	(16,391)

*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	0.060%
1-Month HKD HIBOR	Hong Kong Interbank Offered Rate	0.090%
1-Month USD LIBOR	London Interbank Offered Rate	0.107%
EONIA index	Euro Overnight Index Average	(0.484%)
SONIA	Sterling Overnight Index Average	0.051%
1-Month AUD BBSW	Bank Bill Swap Rate	0.020%
1-Month JPY BBA LIBOR	London Interbank Offered Rate	(0.068%)
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at April 30, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.054%
	26,997,662	197,012,929	(202,001,763)	(7,862)	22,000,966	40	39,377	22,003,167
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
April 30, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	14,423,486	5,428,115	—	19,851,601
Consumer Discretionary	22,580,520	9,172,606	—	31,753,126
Consumer Staples	14,613,347	5,410,295	—	20,023,642
Energy	12,679,827	53,083	—	12,732,910
Financials	18,892,507	6,845,317	—	25,737,824
Health Care	18,285,043	3,823,959	—	22,109,002
Industrials	27,794,499	15,005,992	—	42,800,491
Information Technology	24,785,826	6,498,176	—	31,284,002
Materials	11,409,305	6,417,641	—	17,826,946
Real Estate	354,374	218,195	—	572,569
Utilities	344,006	1,167,570	—	1,511,576
Total Common Stocks	166,162,740	60,040,949	—	226,203,689
Preferred Stocks
Consumer Discretionary	—	267,389	—	267,389
Consumer Staples	—	65,361	—	65,361
Total Preferred Stocks	—	332,750	—	332,750
Rights
Financials	—	1,596	—	1,596
Total Rights	—	1,596	—	1,596
Money Market Funds	22,000,966	—	—	22,000,966
Total Investments in Securities	188,163,706	60,375,295	—	248,539,001
Investments in Securities Sold Short
Common Stocks
Communication Services	(959,441)	(2,908,051)	—	(3,867,492)
Consumer Discretionary	(6,337,776)	(3,059,348)	—	(9,397,124)
Consumer Staples	(2,521,519)	(4,085,995)	—	(6,607,514)
Energy	(5,923,433)	(1,650,800)	—	(7,574,233)
Financials	(7,904,314)	(9,837,344)	—	(17,741,658)
Health Care	(10,504,736)	(4,980,209)	—	(15,484,945)
Industrials	(6,712,299)	(6,892,869)	—	(13,605,168)
Information Technology	(5,955,490)	(3,943,202)	—	(9,898,692)
Materials	(4,244,990)	(6,844,932)	—	(11,089,922)
Real Estate	(860,865)	(71,869)	—	(932,734)
Utilities	(533,014)	(865,625)	—	(1,398,639)
Total Common Stocks	(52,457,877)	(45,140,244)	—	(97,598,121)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
April 30, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Preferred Stocks
Consumer Discretionary	—	(873,693)	—	(873,693)
Health Care	—	(306,936)	—	(306,936)
Materials	—	(92,920)	—	(92,920)
Total Preferred Stocks	—	(1,273,549)	—	(1,273,549)
Rights
Financials	—	(1,961)	—	(1,961)
Total Rights	—	(1,961)	—	(1,961)
Total Investments in Securities Sold Short	(52,457,877)	(46,415,754)	—	(98,873,631)
Total Investments in Securities, Net of Securities Sold Short	135,705,829	13,959,541	—	149,665,370
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	173,797	—	173,797
Futures Contracts	1,817,916	—	—	1,817,916
Swap Contracts	—	14,195	—	14,195
Liability
Forward Foreign Currency Exchange Contracts	—	(228,972)	—	(228,972)
Futures Contracts	(3,341)	—	—	(3,341)
Swap Contracts	—	(1,018,883)	(98)	(1,018,981)
Total	137,520,404	12,899,678	(98)	150,419,984
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	33

Statement of Assets and Liabilities
April 30, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $175,653,806)	$226,538,035
Affiliated issuers (cost $21,997,456)	22,000,966
Cash	54,708
Foreign currency (cost $1,899,016)	1,882,581
Cash collateral held at broker for:
Forward foreign currency exchange contracts	250,000
Swap contracts	12,897,135
Securities sold short	107,524,653
Other(a)	4,550,000
Margin deposits on:
Futures contracts	2,441,735
Unrealized appreciation on forward foreign currency exchange contracts	173,797
Unrealized appreciation on swap contracts	14,195
Receivable for:
Investments sold	2,345,696
Capital shares sold	352,465
Dividends	165,805
Foreign tax reclaims	299,575
Variation margin for futures contracts	2,836
Expense reimbursement due from Investment Manager	2,039
Prepaid expenses	6,697
Trustees’ deferred compensation plan	36,187
Total assets	381,539,105
Liabilities
Securities sold short, at value (proceeds $90,720,006)	98,873,631
Unrealized depreciation on forward foreign currency exchange contracts	228,972
Unrealized depreciation on swap contracts	1,018,981
Cash collateral due to broker for:
Foreign forward currency exchange contracts	20,000
Payable for:
Investments purchased	2,034,807
Capital shares purchased	269,704
Dividends and interest on securities sold short	300,887
Variation margin for futures contracts	244,398
Management services fees	12,275
Transfer agent fees	40,457
Compensation of board members	2,504
Compensation of chief compliance officer	7
Other expenses	106,072
Trustees’ deferred compensation plan	36,187
Total liabilities	103,188,882
Net assets applicable to outstanding capital stock	$278,350,223
Represented by
Paid in capital	240,544,189
Total distributable earnings (loss)	37,806,034
Total - representing net assets applicable to outstanding capital stock	$278,350,223
Institutional Class
Net assets	$278,350,223
Shares outstanding	38,500,136
Net asset value per share	$7.23

(a)	Includes collateral related to forward foreign currency exchange contracts and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Statement of Operations
Year Ended April 30, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$3,599,245
Dividends — affiliated issuers	39,377
Foreign taxes withheld	(212,137)
Total income	3,426,485
Expenses:
Management services fees	3,897,950
Transfer agent fees
Institutional Class	502,264
Compensation of board members	17,799
Custodian fees	367,998
Printing and postage fees	52,321
Registration fees	36,473
Audit fees	53,501
Legal fees	7,814
Interest on collateral	385
Dividends and interest on securities sold short	2,118,944
Interest on interfund lending	47
Compensation of chief compliance officer	75
Other	33,270
Total expenses	7,088,841
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(467,358)
Total net expenses	6,621,483
Net investment loss	(3,194,998)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	41,452,310
Investments — affiliated issuers	40
Foreign currency translations	347,572
Forward foreign currency exchange contracts	727,503
Futures contracts	12,585,523
Securities sold short	(42,942,361)
Swap contracts	3,476,474
Net realized gain	15,647,061
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	47,762,469
Investments — affiliated issuers	(7,862)
Foreign currency translations	97,119
Forward foreign currency exchange contracts	(25,246)
Futures contracts	(948,448)
Securities sold short	(11,040,875)
Swap contracts	(949,874)
Net change in unrealized appreciation (depreciation)	34,887,283
Net realized and unrealized gain	50,534,344
Net increase in net assets resulting from operations	$47,339,346
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	35

Statement of Changes in Net Assets
	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment loss	$(3,194,998)	$(334,973)
Net realized gain (loss)	15,647,061	(17,415,393)
Net change in unrealized appreciation (depreciation)	34,887,283	(9,948,318)
Net increase (decrease) in net assets resulting from operations	47,339,346	(27,698,684)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(3,881)
Institutional Class	—	(1,969,137)
Total distributions to shareholders	—	(1,973,018)
Increase (decrease) in net assets from capital stock activity	9,851,969	(1,696,451)
Total increase (decrease) in net assets	57,191,315	(31,368,153)
Net assets at beginning of year	221,158,908	252,527,061
Net assets at end of year	$278,350,223	$221,158,908

	Year Ended		Year Ended
	April 30, 2021		April 30, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Distributions reinvested	—	—	550	3,815
Redemptions	—	—	(81,210)	(562,971)
Net decrease	—	—	(80,660)	(559,156)
Institutional Class
Subscriptions	8,789,623	55,388,433	7,489,953	49,620,671
Distributions reinvested	—	—	286,212	1,969,137
Redemptions	(7,151,858)	(45,536,464)	(8,100,665)	(52,727,103)
Net increase (decrease)	1,637,765	9,851,969	(324,500)	(1,137,295)
Total net increase (decrease)	1,637,765	9,851,969	(405,160)	(1,696,451)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended April 30,
	2021	2020	2019	2018	2017 (a)
Per share data
Net asset value, beginning of period	$6.00	$6.78	$10.82	$10.60	$10.25
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.01)	(0.01)	(0.09)	(0.01)
Net realized and unrealized gain (loss)	1.31	(0.72)	(0.80)	0.92	0.36
Total from investment operations	1.23	(0.73)	(0.81)	0.83	0.35
Distributions to shareholders
Distributions from net investment income	—	—	(0.06)	(0.18)	—
Distributions from net realized gains	—	(0.05)	(3.17)	(0.43)	—
Total distributions to shareholders	—	(0.05)	(3.23)	(0.61)	—
Net asset value, end of period	$7.23	$6.00	$6.78	$10.82	$10.60
Total return	20.50%	(10.81%)	(5.65%)	7.67%	3.41%
Ratios to average net assets
Total gross expenses(b)	2.90%(c),(d),(e)	2.31%(c),(d)	2.16%(c),(d),(e)	2.36%(c)	2.49%(c),(f)
Total net expenses(b),(g)	2.71%(c),(d),(e)	2.19%(c),(d)	2.12%(c),(d),(e)	2.36%(c)	2.29%(c),(f)
Net investment loss	(1.31%)	(0.14%)	(0.11%)	(0.83%)	(0.05%)(f)
Supplemental data
Net assets, end of period (in thousands)	$278,350	$221,159	$251,976	$290,666	$1,049,952
Portfolio turnover	254%	197%	146%(h)	158%	100%

Notes to Financial Highlights
(a)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	4/30/2021	4/30/2020	4/30/2019	4/30/2018	4/30/2017
Institutional Class	0.87%	0.32%	0.19%	0.40%	0.46%

(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Annualized.
(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(h)	The rate for the year ended April 30, 2019, as disclosed in the April 30, 2020 and 2019 financial statements was calculated and presented incorrectly and has been corrected.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	37

Notes to Financial Statements
April 30, 2021
Note 1. Organization
Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
38	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
April 30, 2021
the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
40	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
April 30, 2021
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,817,916*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	14,195*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	173,797
Total		2,005,908

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,341*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,018,981*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	228,972
Total		1,251,294

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
42	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	12,585,523	3,476,474	16,061,997
Foreign exchange risk	727,503	—	—	727,503
Total	727,503	12,585,523	3,476,474	16,789,500

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	(948,448)	(949,874)	(1,898,322)
Foreign exchange risk	(25,246)	—	—	(25,246)
Total	(25,246)	(948,448)	(949,874)	(1,923,568)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	32,771,156

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	254,583	(172,040)
Total return swap contracts	132,256	(723,272)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2021.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. In addition, cash collateral is recorded as cash collateral held at broker in the Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Statement of Operations. A short position is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
April 30, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2021:
	Citi ($)	JPMorgan ($) (a)	JPMorgan ($)(a)	Macquarie ($)	Morgan Stanley ($)	Morgan Stanley International ($)	Total ($)
Assets
Forward foreign currency exchange contracts	86,901	-	86,896	-	-	-	173,797
OTC total return swap contracts (b)	-	-	-	7,992	-	-	7,992
OTC total return swap contracts on futures (b)	6,203	-	-	-	-	-	6,203
Total assets	93,104	-	86,896	7,992	-	-	187,992
Liabilities
Forward foreign currency exchange contracts	114,480	-	114,492	-	-	-	228,972
OTC total return swap contracts (b)	-	-	86,955	21,297	-	894,338	1,002,590
OTC total return swap contracts on futures (b)	-	-	1,675	-	-	14,716	16,391
Securities borrowed	-	43,159,580	-	-	55,714,051	-	98,873,631
Total liabilities	114,480	43,159,580	203,122	21,297	55,714,051	909,054	100,121,584
Total financial and derivative net assets	(21,376)	(43,159,580)	(116,226)	(13,305)	(55,714,051)	(909,054)	(99,933,592)
Total collateral received (pledged) (c)	(21,376)	(43,159,580)	(116,226)	(13,305)	(55,714,051)	(909,054)	(99,933,592)
Net amount (d)	-	-	-	-	-	-	-

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
44	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is equal to 1.60% of the Fund’s daily net assets.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
April 30, 2021
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC, Boston Partners Global Investors, Inc. and Wells Capital Management Incorporated, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended April 30, 2021, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.21
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
46	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through August 31, 2021
Institutional Class	1.84%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, non-deductible expenses, constructive sales of appreciated financial positions, derivative investments, re-characterization of distributions for investments, swap investments, foreign currency transactions, passive foreign investment company (PFIC) holdings and net operating loss. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
9,415,628	(5,237,140)	(4,178,488)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2021			Year Ended April 30, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	—	1,973,018	1,973,018
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
April 30, 2021
At April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	6,453,970	—	31,790,945
At April 30, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
118,629,039	45,623,418	(13,832,473)	31,790,945
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $729,900,593 and $730,878,971, respectively, for the year ended April 30, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	337,500	0.65	8
48	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2021.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
April 30, 2021
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At April 30, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
50	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
April 30, 2021
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	51

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Directional Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Directional Alternative Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2021 and for the period January 3, 2017 (commencement of operations for Institutional Class) through April 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the four years in the period ended April 30, 2021 and for the period January 3, 2017 (commencement of operations for Institutional Class) through April 30, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers and/or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
52	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend
$6,776,669
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	53

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
54	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	55

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
56	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	57

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
58	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021	59

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
60	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2021

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Multi-Manager Directional Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN284_04_L01_(06/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing. Fiscal years 2020 and 2021 also includes fees from a fund that liquidated during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2021 and April 30, 2020 are approximately as follows:

20212020

$279,900      $275,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2021 and April 30, 2020 are approximately as follows:

20212020

$5,200    $9,500

Audit-Related Fees, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended April 30, 2021 and April 30, 2020, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2021 and April 30,

2020 are approximately as follows:

2021	2020
$0	$0

Tax Fees, if any, include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2021 and April 30, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2021 and April 30, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30,

2021 and April 30, 2020 are approximately as follows:

20212020

$525,200     $547,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2021 and April 30,

2020 are approximately as follows:

20212020

$520,000      $537,500

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	June 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	June 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	June 22, 2021